UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2021

On the following pages, you will find the 2021 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities have rebounded strongly from last year’s market bottom, up 55% over the past year and 21% over the past six months. Continued optimism and promising data from the rollout of COVID-19 vaccines, along with ongoing economic support from governments, have propelled stocks to new highs. In the US, coronavirus cases fell by around 80% over the past three months as the holiday spread faded and over 100 million people received at least one dose of the vaccine.

For the past several years, market performance has been concentrated in high growth momentum stocks around the world, especially in the US. That pattern reversed in the final quarter of 2020 and has persisted in 2021, with a notable rebound in cyclical sectors, in particular in the small-cap space.

Fixed income has been more challenged than equities, rebounding in the early stages of the recovery as all assets recovered, but facing headwinds as investors’ risk appetite returned, and capital was reallocated to equities. In addition, in the first quarter of 2021, US interest rates rose significantly with the 10-year Treasury yield moving from 1% to over 1.7%. Price pressure on bonds was notable, but yields have readjusted meaningfully, and our portfolio teams are taking advantage of those with purchases of new issues.

The markets are now focused on the pace of the recovery, with estimates of global GDP and corporate earnings continuing to rise. We have increased our own estimates for global economic growth meaningfully. We continue to monitor how a recovery in global demand, likely led by the US given its substantial fiscal stimulus and reopening progress, will intersect with supply chains that are still coming back online. In addition, we’ll be watching the recovery in labor markets, which will be necessary to keep demand strong. Inflation expectations have rebounded to more normal levels and we’ll continue to track them and the potential path of interest rates.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”) invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities

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Portfolio Manager Commentary (continued)

of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

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Portfolio Manager Commentary (continued)

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates

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Portfolio Manager Commentary (continued)

to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation “GO” Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Intercontinental Exchange Bank of America® (“ICE BofA”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal

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Disclosures and Risks (continued)

Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

On January 31, 2020, the United Kingdom (the “UK”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is developed and the UK determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolios’ investments and net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The UK may be less stable than it has been in recent years and investments in UK assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. Recently, the United States government acted to prohibit US persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

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Disclosures and Risks (continued)

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest

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Disclosures and Risks (continued)

rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	9

Disclosures and Risks (continued)

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1]	27.75%	62.95%	10.54%	2.65%	7.04%	12/15/1995
Emerging Markets Portfolio Class Z	27.92%	63.39%	10.82%	—	13.86%	1/15/2016
MSCI EM Index (net)	22.43%	58.39%	12.07%	3.65%	6.78%
Lipper Emerging Markets Funds Average	24.19%	66.50%	12.72%	4.38%	—

Short Duration Diversified Municipal Portfolio	0.64%	3.11%	1.25%	1.00%	2.36%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.34%	1.91%	1.41%	1.13%	—
Lipper Short-Term Municipal Debt Funds Average	0.45%	2.34%	1.32%	1.20%	—

California Municipal Portfolio	1.43%	5.86%	2.17%	2.65%	4.10%	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	—
Lipper California Intermediate Municipal Debt Funds Average	0.90%	4.65%	2.39%	3.34%	—

Diversified Municipal Portfolio	1.88%	6.14%	2.43%	2.78%	4.34%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	—
Lipper Intermediate Municipal Debt Funds Average	1.69%	5.80%	2.77%	3.38%	—

New York Municipal Portfolio	2.48%	5.74%	2.19%	2.62%	4.31%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	—
Lipper New York Intermediate Municipal Debt Funds Average	1.75%	4.27%	2.25%	2.96%	—

Intermediate Duration Portfolio	-2.10%	4.09%	3.37%	3.55%	5.79%	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	-2.73%	0.71%	3.10%	3.44%	6.03%
Lipper Core Bond Funds Average	-1.54%	4.60%	3.33%	3.44%	—

Short Duration Plus Portfolio	0.08%	1.04%	1.43%	1.01%	3.73%	12/12/1988
ICE BofA 1-3 Year US Treasury Index	0.00%	0.24%	1.71%	1.29%	—
Lipper Short-Term Investment Grade Debt Funds Average	1.16%	6.42%	2.40%	1.84%	—

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

(Historical Performance and footnotes continued on next page)

2021 Semi-Annual Report	11

Historical Performance (continued from previous page)

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios as 1.30% and 1.04%, for Bernstein Class and Class Z shares, respectively, for Emerging Markets Portfolio; and for the Bernstein Classes, as 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.54% for New York Municipal Portfolio; 0.57% for Intermediate Duration Portfolio and 0.56% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
Emerging Markets—Bernstein Class Shares	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal
Growth of a $25,000 Investment in the Portfolio

Diversified Municipal
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2021 Semi-Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2021 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2020	ENDING ACCOUNT VALUE MARCH 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$1,277.50	$7.21	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%
Class Z
Actual	$1,000	$1,279.20	$5.80	1.02%
Hypothetical**	$1,000	$1,019.85	$5.14	1.02%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,006.40	$2.00	0.40%
Hypothetical**	$1,000	$1,022.94	$2.02	0.40%

California Municipal Class Shares
Actual	$1,000	$1,014.30	$2.71	0.54%
Hypothetical**	$1,000	$1,022.24	$2.72	0.54%

Diversified Municipal Class Shares
Actual	$1,000	$1,018.80	$2.37	0.47%
Hypothetical**	$1,000	$1,022.59	$2.37	0.47%

New York Municipal Class Shares
Actual	$1,000	$1,024.80	$2.68	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

Intermediate Duration Class Shares
Actual	$1,000	$979.00	$2.76	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

Short Duration Plus Class Shares
Actual	$1,000	$1,000.80	$2.34	0.47%
Hypothetical**	$1,000	$1,022.59	$2.37	0.47%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2021 Semi-Annual Report	15

Portfolio Summary—March 31, 2021 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	24.7%
Financials	24.4
Consumer Discretionary	16.3
Industrials	8.4
Communication Services	6.2
Materials	5.1
Utilities	3.8
Health Care	3.0
Energy	2.8
Consumer Staples	2.7
Real Estate	2.6

1	All data are as of March 31, 2021. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 4.9% in MSCI EM Index countries, 0.6% in other emerging-market countries and 0.6% in Canada.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2021 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2021 Semi-Annual Report	17

Portfolio Summary—March 31, 2021 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2021. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.4% in 18 different states and Guam.

3	“Other” represents less than 0.3% in 12 different states and American Samoa.

4	“Other” represents less than 2.1% in 34 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in 11 different states and American Samoa.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2021 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of March 31, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.5% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds

2021 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2021 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,481,876,950	$237,126,849	$1,414,609,003

Affiliated issuers	9,170,518	8,715,292	0

Foreign currencies, at value (a)	2,428,907	0	0

Cash	0	0	3,808,908

Cash collateral due from broker	20,117	136,417	4,591,190

Due from custodian	0	0	282

Receivables:

Dividends and interest	4,419,272	2,945,469	16,987,008

Affiliated dividends	164	40	0

Foreign withholding tax reclaims	41,628	0	0

Investment securities sold and foreign currency transactions	3,369,642	520,000	16,941,535

Capital shares sold	394,383	491,672	3,385,209

Variation margin on centrally cleared swaps	0	2,906	42,577

Unrealized appreciation of forward currency exchange contracts	3,756,279	0	0

Unrealized appreciation of interest rate swaps	0	3,006	64,229

Total assets	1,505,477,860	249,941,651	1,460,429,941

LIABILITIES

Cash collateral due to broker	2,740,000	0	0

Payables:

Dividends to shareholders	0	57,935	649,659

Investment securities purchased and foreign currency transactions	3,611,611	8,976,921	34,683,791

Capital shares redeemed	549,188	654,613	1,644,114

Management fee	1,214,483	39,529	497,938

Shareholder servicing fee	272,062	19,880	108,046

Distribution fee	0	0	23,161

Transfer Agent fee	18,485	1,330	3,155

Accrued expenses	560,627	37,144	118,840

Unrealized depreciation of forward currency exchange contracts	2,662,042	0	0

Market value on credit default swaps (b)	0	0	1,274,193

Total liabilities	11,628,498	9,787,352	39,002,897

NET ASSETS	$1,493,849,362	$240,154,299	$1,421,427,044

Cost of investments

Unaffiliated issuers	$1,153,676,444	$234,322,820	$1,360,051,763

Affiliated issuers	9,170,518	8,715,292	0

NET ASSETS CONSIST OF:

Capital stock, at par	$43,791	$18,790	$97,360

Additional paid-in capital	1,126,348,044	238,569,578	1,372,906,749

Distributable earnings (c)	367,457,527	1,565,931	48,422,935

	$1,493,849,362	$240,154,299	$1,421,427,044

(a) Cost: $2,433,556, $0 and $0, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $495,248, respectively.

(c) Net of accrued foreign capital gains taxes of $370,027, $0 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$1,269,983,039	$240,154,299	$1,263,369,364

Shares of capital stock outstanding	37,233,889	18,790,086	86,534,507

Net asset value, offering and redemption price per share	$34.11	$12.78	$14.60

Class A Shares

Net Assets			$85,699,485

Shares of capital stock outstanding			5,869,519

Net asset value and redemption price per share			$14.60

Sales charge—3.00% of public offering price			0.45

Maximum offering price			$15.05

Class C Shares

Net Assets			$6,052,308

Shares of capital stock outstanding			414,599

Net asset value and offering price per share			$14.60

Advisor Class Shares

Net Assets			$66,305,887

Shares of capital stock outstanding			4,541,589

Net asset value and offering price per share			$14.60

Class Z Shares

Net Assets	$223,866,323

Shares of capital stock outstanding	6,557,382

Net asset value and offering price per share	$34.14

See Notes to Financial Statements.

2021 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2021 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Unaffiliated issuers	$6,324,849,577	$1,772,439,447	$3,864,013,036

Foreign currencies, at value (a)	0	0	731,391

Cash	142,781,653	41,022,720	39,384,919

Cash collateral due from broker	11,872,867	5,036,513	6,207,264

Due from custodian	323	909	654

Receivables:

Interest	70,109,395	20,935,346	18,958,877

Investment securities sold and foreign currency transactions	38,286,099	695,000	195,482,928

Capital shares sold	6,783,760	2,197,630	2,730,620

Variation margin on futures	0	0	11,968,956

Variation margin on centrally cleared swaps	152,777	29,957	342,277

Market value on credit default swaps (b)	0	0	9,328,804

Unrealized appreciation of forward currency exchange contracts	0	0	7,339,067

Unrealized appreciation of interest rate swaps	296,193	87,987	0

Total assets	6,595,132,644	1,842,445,509	4,156,488,793

LIABILITIES

Cash collateral due to broker	0	0	6,909,000

Payables:

Dividends to shareholders	3,405,226	919,313	2,448,726

Investment securities purchased	74,178,174	22,415,152	318,112,179

Capital shares redeemed	5,810,902	2,535,783	2,568,472

Management fee	1,898,174	622,665	1,395,478

Shareholder servicing fee	446,153	138,371	322,405

Distribution fee	95,924	39,018	379

Transfer Agent fee	17,703	4,078	4,659

Accrued expenses	330,113	132,014	245,543

Market value on credit default swaps (c)	5,327,097	1,779,292	14,021,498

Unrealized depreciation of forward currency exchange contracts	0	0	7,440,310

Total liabilities	91,509,466	28,585,686	353,468,649

NET ASSETS	$6,503,623,178	$1,813,859,823	$3,803,020,144

Cost of investments	$6,020,648,223	$1,698,876,962	$3,789,114,999

NET ASSETS CONSIST OF:

Capital stock, at par	$439,556	$127,303	$284,828

Additional paid-in capital	6,206,312,207	1,753,868,582	3,750,841,346

Distributable earnings	296,871,415	59,863,938	51,893,970

	$6,503,623,178	$1,813,859,823	$3,803,020,144

(a) Cost: $0, $0 and $739,627, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $13,666,512, respectively.

(c) Net premiums received of $2,040,792, $681,664 and $5,139,861, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class Shares

Net Assets	$5,263,208,494	$1,620,075,743	$3,801,220,282

Shares of capital stock outstanding	355,737,408	113,697,845	284,693,158

Net asset value, offering and redemption price per share	$14.80	$14.25	$13.35

Class A Shares

Net Assets	$322,537,723	$115,928,376	$1,778,504

Shares of capital stock outstanding	21,784,342	8,138,710	133,038

Net asset value and redemption price per share	$14.81	$14.24	$13.37

Sales charge—3.00% for Diversified Municipal Portfolio and New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio of public offering price	0.46	0.44	0.59

Maximum offering price	$15.27	$14.68	$13.96

Class C Shares

Net Assets	$31,578,133	$16,924,724

Shares of capital stock outstanding	2,133,664	1,188,033

Net asset value and offering price per share	$14.80	$14.25

Advisor Class Shares

Net Assets	$422,652,457	$60,930,980	$11,338

Shares of capital stock outstanding	28,586,087	4,278,589	848.82

Net asset value and offering price per share	$14.79	$14.24	$13.36

Class Z Shares

Net Assets	$463,646,371		$10,020

Shares of capital stock outstanding	31,314,104		750

Net asset value and offering price per share	$14.81		$13.36

See Notes to Financial Statements.

2021 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2021 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS

Unaffiliated issuers	$277,368,879

Cash	12,940,919

Cash collateral due from broker	568,867

Receivables:

Interest	740,466

Investment securities sold	115

Capital shares sold	457,857

Variation margin on centrally cleared swaps	2,165

Market value on credit default swaps (a)	573,152

Total assets	292,652,420

LIABILITIES

Cash collateral due to broker	338,000

Payables:

Dividends to shareholders	75,848

Investment securities purchased	11,730,883

Capital shares redeemed	156,899

Management fee	59,789

Shareholder servicing fee	21,474

Distribution fee	5,422

Variation margin on futures	4,916

Transfer Agent fee	2,923

Accrued expenses	89,646

Market value on credit default swaps (b)	719,363

Total liabilities	13,205,163

NET ASSETS	$279,447,257

Cost of investments	$276,364,067

NET ASSETS CONSIST OF:

Capital stock, at par	$23,845

Additional paid-in capital	289,675,651

Accumulated loss	(10,252,239)

$279,447,257

(a) Net premiums paid of $851,081.

(b) Net premiums received of $245,131.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares

Net Assets	$260,272,736

Shares of capital stock outstanding	22,209,581

Net asset value, offering and redemption price per share	$11.72

Class A Shares

Net Assets	$16,992,036

Shares of capital stock outstanding	1,448,972

Net asset value and redemption price per share	$11.73

Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.25

Class C Shares

Net Assets	$2,182,485

Shares of capital stock outstanding	186,505

Net asset value and offering price per share	$11.70

See Notes to Financial Statements.

2021 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2021 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$1,478,949	$16,185,621

Dividends

Unaffiliated issuers (a)	9,678,211	0	0

Affiliated issuers	2,671	876	0

Total income	9,680,882	1,479,825	16,185,621

Expenses:

Management fee (see Note 2A)	6,809,349	327,449	2,887,859

Shareholder servicing fee (see Note 2B)	1,524,839	109,150	625,971

Custody and accounting fees	272,445	45,562	103,110

Transfer Agent fee—Non-Retail Class	118,946	9,760	13,583

Transfer Agent fee—Class A	0	0	11,646

Transfer Agent fee—Class C	0	0	887

Transfer Agent fee—Advisor Class	0	0	8,808

Transfer Agent fee—Class Z	22,304	0	0

Distribution fees—Class A	0	0	105,970

Distribution fees—Class C	0	0	31,732

Directors’ fees and expenses	28,095	4,466	29,191

Auditing and tax fees	21,884	3,028	22,926

Registration fees	16,185	11,224	12,180

Legal fees	15,383	3,143	15,654

Printing fees	23,310	1,665	12,382

Miscellaneous	25,309	11,093	32,397

Total expenses	8,878,049	526,540	3,914,296

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(8,774)	(88,150)	0

Net expenses	8,869,275	438,390	3,914,296

Net investment income	811,607	1,041,435	12,271,325

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	99,211,176	(13,766)	7,271,598

Forward currency exchange contracts	5,492,689	0	0

Futures	0	0	0

Swaps	0	63,033	217,871

Swaptions written	0	0	0

Foreign currency transactions	1,096,728	0	0

Net realized gain (loss) on investment and foreign currency transactions	105,800,593	49,267	7,489,469

Net change in unrealized appreciation/depreciation of:

Investments (c)	232,975,368	115,765	(4,699,241)

Forward currency exchange contracts	(756,090)	0	0

Futures	0	0	0

Swaps	0	116,304	4,424,977

Foreign currency denominated assets and liabilities	(430,148)	0	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	231,789,130	232,069	(274,264)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	337,589,723	281,336	7,215,205

Net increase (decrease) in net assets resulting from operations	$338,401,330	$1,322,771	$19,486,530

(a) Net of foreign withholding taxes of $2,161,006, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(b) Net of foreign capital gains taxes of $9,742, $0, $0, $0, $0 and $(440,746) for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes of $311,397, $0, $0, $0, $0 and $(161,722) for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$77,853,553	$22,333,570	$48,203,876

0	0	85,554

0	0	0

77,853,553	22,333,570	48,289,430

10,997,615	3,639,719	8,134,217

2,573,864	807,089	1,877,167

141,698	104,186	142,503

57,827	18,594	92,476

51,299	21,777	2,790

5,762	3,503	0

68,899	11,295	27

48,536	0	1

374,090	144,725	1,387

164,494	90,579	0

131,825	37,501	78,117

93,880	28,767	56,792

83,101	25,254	35,114

67,519	19,898	41,336

62,471	18,513	23,332

77,118	32,319	53,407

14,999,998	5,003,719	10,538,666

0	0	(1,577)

14,999,998	5,003,719	10,537,089

62,853,555	17,329,851	37,752,341

13,917,782	127,675	25,863,763

0	0	(358,257)

0	0	(16,771,392)

5,955,926	2,345,021	(19,629,388)

0	0	533,520

0	0	(3,370,420)

19,873,708	2,472,696	(13,732,174)

17,213,269	21,985,341	(108,637,737)

0	0	(2,042,928)

0	0	(1,606,249)

14,083,798	2,616,179	7,598,559

0	0	(109,027)

31,297,067	24,601,520	(104,797,382)

51,170,775	27,074,216	(118,529,556)

$114,024,330	$44,404,067	$(80,777,215)

2021 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2021 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$2,050,253

Total income	2,050,253

Expenses:

Management fee (see Note 2A)	450,344

Shareholder servicing fee (see Note 2B)	118,421

Custody and accounting fees	55,138

Transfer Agent fee—Non-Retail Class	10,015

Transfer Agent fee—Class A	16,753

Transfer Agent fee—Class C	2,495

Distribution fees—Class A	22,322

Distribution fees—Class C	13,202

Registration fees	29,952

Printing fees	19,612

Auditing and tax fees	6,810

Directors’ fees and expenses	5,229

Legal fees	2,947

Miscellaneous	13,645

Total expenses	766,885

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2D)	(98,636)

Net expenses	668,249

Net investment income	1,382,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	48,717

Futures	(292,358)

Swaps	(860,660)

Net realized loss on investment and foreign currency transactions	(1,104,301)

Net change in unrealized appreciation/depreciation of:

Investments	(627,387)

Futures	(72,473)

Swaps	463,276

Net change in unrealized appreciation/depreciation of investments	(236,584)

Net realized and unrealized loss on investment and foreign currency transactions	(1,340,885)

Net increase in net assets resulting from operations	$41,119

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2021 Semi-Annual Report	29

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$811,607	$15,909,386	$1,041,435	$2,319,682

Net realized gain (loss) on investment and foreign currency transactions	105,800,593	(6,755,011)	49,267	(34,936)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	231,789,130	59,747,901	232,069	1,887,578

Contributions from affiliates (see Note 2A)	0	14,178	0	0

Net increase in net assets resulting from operations	338,401,330	68,916,454	1,322,771	4,172,324

Distributions to shareholders (a)	(25,337,408)	(22,100,317)	(1,042,323)	(2,352,824)

Capital-share transactions:

Net proceeds from sales of shares	46,151,351	104,194,109	87,554,176	130,099,909

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	21,480,145	18,642,108	911,642	1,945,765

Total proceeds from shares sold	67,631,496	122,836,217	88,465,818	132,045,674

Cost of shares redeemed	(125,005,442)	(228,806,667)	(58,737,229)	(114,810,808)

Net increase (decrease) in net assets from capital-share transactions	(57,373,946)	(105,970,450)	29,728,589	17,234,866

Net increase (decrease) in net assets	255,689,976	(59,154,313)	30,009,037	19,054,366

NET ASSETS:

Beginning of period	1,238,159,386	1,297,313,699	210,145,262	191,090,896

End of period	$1,493,849,362	$1,238,159,386	$240,154,299	$210,145,262

(a) See page 33 for share class information on dividend distributions for the Emerging Markets, Short Duration Diversified Municipal. California Municipal, Diversified Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

$12,271,325	$26,697,204	$62,853,555	$140,149,649	$17,329,851	$38,753,190

7,489,469	(1,581,124)	19,873,708	5,863,220	2,472,696	(1,746,235)

(274,264)	9,493,129	31,297,067	34,936,728	24,601,520	(18,005,271)

0	0	0	0	0	0

19,486,530	34,609,209	114,024,330	180,949,597	44,404,067	19,001,684

(12,236,749)	(26,836,346)	(62,855,761)	(140,167,504)	(17,333,000)	(39,278,365)

202,021,502	319,192,474	830,025,176	1,437,290,166	191,197,266	293,320,188

9,391,131	20,636,412	48,217,191	107,026,785	13,390,518	30,166,953

211,412,633	339,828,886	878,242,367	1,544,316,951	204,587,784	323,487,141

(190,025,968)	(291,077,178)	(654,347,729)	(1,744,585,893)	(205,916,011)	(348,266,278)

21,386,665	48,751,708	223,894,638	(200,268,942)	(1,328,227)	(24,779,137)

28,636,446	56,524,571	275,063,207	(159,486,849)	25,742,840	(45,055,818)

1,392,790,598	1,336,266,027	6,228,559,971	6,388,046,820	1,788,116,983	1,833,172,801

$1,421,427,044	$1,392,790,598	$6,503,623,178	$6,228,559,971	$1,813,859,823	$1,788,116,983

2021 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$37,752,341	$88,958,663	$1,382,004	$3,500,807

Net realized gain (loss) on investment and foreign currency transactions	(13,732,174)	76,198,038	(1,104,301)	2,534,354

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(104,797,382)	50,018,884	(236,584)	(1,260,369)

Net increase (decrease) in net assets resulting from operations	(80,777,215)	215,175,585	41,119	4,774,792

Distributions to shareholders (a)	(103,370,813)	(95,999,272)	(1,439,720)	(3,827,152)

Capital-share transactions:

Net proceeds from sales of shares	457,178,512	631,482,445	71,823,767	105,816,630

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	94,016,372	73,167,333	1,245,371	3,179,041

Total proceeds from shares sold	551,194,884	704,649,778	73,069,138	108,995,671

Cost of shares redeemed	(261,677,296)	(542,664,238)	(38,117,837)	(115,940,511)

Net increase (decrease) in net assets from capital-share transactions	289,517,588	161,985,540	34,951,301	(6,944,840)

Net increase (decrease) in net assets	105,369,560	281,161,853	33,552,700	(5,997,200)

NET ASSETS:

Beginning of period	3,697,650,584	3,416,488,731	245,894,557	251,891,757

End of period	$3,803,020,144	$3,697,650,584	$279,447,257	$245,894,557

(a) See page 34 for share class information on dividend distributions for the Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Emerging Markets Class	$(21,154,691)	$(18,666,186)

Class Z	(4,182,717)	(3,434,131)

	$(25,337,408)	$(22,100,317)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Municipal Class	$(10,964,306)	$(24,351,450)	$(50,946,439)	$(113,116,688)

Class A	(664,588)	(1,430,864)	(2,657,308)	(5,075,417)

Class B	0	0	0	(7)

Class C	(25,937)	(99,775)	(170,378)	(513,838)

Advisor Class	(581,918)	(954,257)	(4,074,582)	(7,634,340)

Class Z	0	0	(5,007,054)	(13,827,214)

	$(12,236,749)	$(26,836,346)	$(62,855,761)	$(140,167,504)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Municipal Class	$(15,636,410)	$(35,160,186)

Class A	(1,007,686)	(2,395,768)

Class C	(90,115)	(300,634)

Advisor Class	(598,789)	(1,421,777)

	$(17,333,000)	$(39,278,365)

See Notes to Financial Statements.

2021 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Intermediate Duration Portfolio	$(103,348,008)	$(95,996,514)

Class A	(22,267)	(2,333)

Advisor Class	(261)	(170)

Class Z	(277)	(255)

	$(103,370,813)	$(95,999,272)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Short Duration Plus Class	$(1,381,309)	$(3,612,806)

Class A	(53,059)	(194,967)

Class B	0	(6)

Class C	(5,352)	(19,373)

	$(1,439,720)	$(3,827,152)

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16

Net asset value, beginning of period	$27.17		$26.03	$28.39	$31.25	$26.21		$22.77

Income from investment operations:

Investment income, net (a)(b)	0.01		0.32	0.51	0.28	0.19		0.15	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.49		1.26	(0.95)	(2.90)	5.00		3.86

Contributions from affiliates	0		0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0

Total from investment operations	7.50		1.58	(0.44)	(2.62)	5.19		4.01

Less dividends and distributions:

Dividends from net investment income	(0.56)		(0.44)	(0.33)	(0.17)	(0.15)		(0.16)

Distributions from net realized gain on investment transactions	0		0	(1.59)	(0.07)	0		(0.41)

Total dividends and distributions	(0.56)		(0.44)	(1.92)	(0.24)	(0.15)		(0.57)

Net asset value, end of period	$34.11		$27.17	$26.03	$28.39	$31.25		$26.21

Total return (e)(f)	27.75%		6.04%	(0.91)%	(8.46)% (g)	19.96%	(g)	18.04%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,269,983		$1,056,249	$1,120,427	$1,174,312	$1,308,216		$1,215,605

Average net assets (000 omitted)	$1,223,223		$1,085,654	$1,123,274	$1,316,137	$1,233,869		$1,137,202

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.27%	(h)	1.29%	1.30%	1.33%	1.46%		1.48%

Expenses, before waivers/reimbursements	1.28%	(h)	1.30%	1.30%	1.33%	1.48%		1.52%

Net investment income (b)	0.08%	(h)	1.22%	1.96%	0.86%	0.69%		0.63%	(c)

Portfolio turnover rate	41%		85%	92%	65%	63%		71%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2021 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		01/15/2016(i) TO 09/30/2016

Net asset value, beginning of period	$27.22		$26.08	$28.43	$31.32	$26.27		$19.92

Income from investment operations:

Net investment income (a)(b)	.05		.39	.57	.37	.26		.27	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.50		1.26	(.93)	(2.92)	5.01		6.08

Contributions from affiliates	0		0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)

Total from investment operations	7.55		1.65	(.36)	(2.55)	5.27		6.35

Less dividends and distributions:

Dividends from net investment income	(.63)		(.51)	(.40)	(.27)	(.22)		0

Distributions from net realized gain on investment transactions	0		0	(1.59)	(.07)	0		0

Total dividends and distributions	(.63)		(.51)	(1.99)	(.34)	(.22)		0

Net asset value, end of period	$34.14		$27.22	$26.08	$28.43	$31.32		$26.27

Total Return (e)(f)	27.92%		6.33%	(.66)%	(8.26)% (g)	20.28%	(g)	31.88%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$223,866		$181,910	$176,887	$177,907	$177,853		$122,726

Average net assets (000 omitted)	$214,263		$178,143	$175,583	$189,542	$137,242		$95,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%	(h)	1.04%	1.04%	1.07%	1.21%		1.22%	(h)

Expenses, before waivers/reimbursements	1.03%	(h)	1.04%	1.04%	1.08%	1.24%		1.25%	(h)

Net investment income (b)	.33%	(h)	1.50%	2.21%	1.16%	.94%		1.62%	(c)(h)

Portfolio turnover rate	41%		85%	92%	65%	63%		71%
See Footnote Summary on page 43.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$12.76		$12.63		$12.50		$12.60	$12.60	$12.60

Income from investment operations

Investment income, net (a)	0.06	(b)	0.14	(b)	0.17	(b)	0.12 (b)	0.06	0.06	(b)(c)

Net realized and unrealized gain (loss) on investment transactions	0.02		0.14		0.13		(0.10)	0.01	0.01

Total from investment operations	0.08		0.28		0.30		0.02	0.07	0.07

Less: Dividends and Distributions

Dividends from net investment income	(0.06)		(0.15)		(0.17)		(0.12)	(0.06)	(0.06)

Distributions from net realized gain on investment transactions	0		0		0		0	(0.01)	(0.01)

Total dividends and distributions	(0.06)		(0.15)		(0.17)		(0.12)	(0.07)	(0.07)

Net asset value, end of period	$12.78		$12.76		$12.63		$12.50	$12.60	$12.60

Total return (e)	0.64%		2.20%		2.41%		0.18%	0.58%	0.55%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$240,154		$210,145		$191,091		$188,148	$203,306	$148,489

Average net assets (000 omitted)	$218,899		$205,125		$186,888		$199,804	$169,137	$164,757

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (j)	0.40%	(h)	0.48%		0.50%		0.52%	0.61%	0.65%

Expenses, before waivers/reimbursements (j)	0.48%	(h)	0.49%		0.50%		0.52%	0.61%	0.65%

Net investment income	0.95%	(b)(h)	1.13%	(b)	1.34%	(b)	0.97% (b)	0.52%	0.48%	(b)(c)

Portfolio turnover rate	14%		45%		57%		58%	44%	42%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2021 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.52		$14.44	$13.99	$14.32	$14.59	$14.40

Income from investment operations:

Investment income, net (a)	0.13		0.29	0.31	0.31	0.30	0.31	(c)

Net realized and unrealized gain (loss) on investment transactions	0.08		0.08	0.45	(0.33)	(0.27)	0.18

Total from investment operations	0.21		0.37	0.76	(0.02)	0.03	0.49

Less dividends:

Dividends from net investment income	(0.13)		(0.29)	(0.31)	(0.31)	(0.30)	(0.30)

Net asset value, end of period	$14.60		$14.52	$14.44	$13.99	$14.32	$14.59

Total return (e)	1.43%		2.59%	5.50%	(0.13)%	0.23%	3.46%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,263,370		$1,243,747	$1,212,947	$1,189,754	$1,150,520	$1,119,516

Average net assets (000 omitted)	$1,255,382		$1,222,654	$1,181,680	$1,177,686	$1,118,392	$1,080,590

Ratio to average net assets of:

Expenses	0.54%	(h)	0.55%	0.55%	0.55%	0.57%	0.63%

Net investment income	1.76%	(h)	1.98%	2.17%	2.19%	2.10%	2.10%	(c)

Portfolio turnover rate	15%		16%	24%	38%	17%	12%

See Footnote Summary on page 43.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.67		$14.57	$14.05	$14.43	$14.67	$14.47

Income from investment operations:

Investment income, net (a)	0.15		0.33	0.34	0.31	0.29	0.29	(c)

Net realized and unrealized gain (loss) on investment transactions	0.13		0.10	0.52	(0.38)	(0.24)	0.20

Total from investment operations	0.28		0.43	0.86	(0.07)	0.05	0.49

Less dividends:

Dividends from net investment income	(0.15)		(0.33)	(0.34)	(0.31)	(0.29)	(0.29)

Net asset value, end of period	$14.80		$14.67	$14.57	$14.05	$14.43	$14.67

Total return (e)	1.88%		2.99%	6.21%	(0.45)%	0.37%	3.40%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,263,208		$5,035,751	$4,989,558	$5,479,314	$5,377,573	$5,276,927

Average net assets (000 omitted)	$5,161,869		$5,013,687	$5,238,466	$5,511,547	$5,274,036	$5,048,509

Ratio to average net assets of:

Expenses	0.47%	(h)	0.47%	0.47%	0.46%	0.49%	0.54%

Net investment income	1.98%	(h)	2.26%	2.38%	2.20%	2.02%	1.98%	(c)

Portfolio turnover rate	15%		20%	22%	23%	25%	11%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2021 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.04		$14.18	$13.68	$14.07	$14.34	$14.10

Income from investment operations:

Investment income, net (a)	0.14		0.30	0.32	0.31	0.30	0.32	(c)

Net realized and unrealized gain (loss) on investment transactions	0.21		(0.13)	0.50	(0.39)	(0.27)	0.24

Contributions from affiliates	0		0	0	0.00 (d)	0	0

Total from investment operations	0.35		0.17	0.82	(0.08)	0.03	0.56

Less dividends:

Dividends from net investment income	(0.14)		(0.31)	(0.32)	(0.31)	(0.30)	(0.32)

Net asset value, end of period	$14.25		$14.04	$14.18	$13.68	$14.07	$14.34

Total return (e)	2.48%		1.22%	6.03%	(0.57)%	0.29%	3.90%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,620,076		$1,585,884	$1,629,139	$1,631,011	$1,595,536	$1,560,549

Average net assets (000 omitted)	$1,618,613		$1,599,889	$1,619,580	$1,621,380	$1,557,199	$1,504,287

Ratio to average net assets of:

Expenses	0.53%	(h)	0.54%	0.53%	0.53%	0.56%	0.61%

Net investment income	1.94%	(h)	2.17%	2.27%	2.23%	2.12%	2.23%	(c)

Portfolio turnover rate	13%		18%	18%	23%	23%	17%

See Footnote Summary on page 43.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.02	$13.54	$12.76	$13.23	$13.63	$13.41

Income from investment operations:

Investment income, net (a)	0.14	0.35	0.38	0.30	0.30	0.36	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)	0.51	0.83	(0.45)	(0.21)	0.46

Contributions from affiliates	0	0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	(0.28)	0.86	1.21	(0.15)	0.09	0.82

Less dividends and distributions:

Dividends from net investment income	(0.15)	(0.38)	(0.43)	(0.32)	(0.34)	(0.42)

Distributions from net realized gain on investment transactions	(0.24)	0	0	0	(0.15)	(0.18)

Total dividends and distributions	(0.39)	(0.38)	(0.43)	(0.32)	(0.49)	(0.60)

Net asset value, end of period	$13.35	$14.02	$13.54	$12.76	$13.23	$13.63

Total return (e)(f)	(2.10)%	6.35%	9.70%	(1.14)%	0.71%	6.33%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,801,220	$3,696,937	$3,416,459	$3,291,645	$3,363,353	$3,443,945

Average net assets (000 omitted)	$3,764,648	$3,503,078	$3,289,133	$3,339,472	$3,350,914	$3,395,239

Ratio to average net assets of:

Expenses	0.56% (h)	0.57%	0.57%	0.57%	0.59%	0.59%

Net investment income	2.01% (h)	2.54%	2.95%	2.34%	2.27%	2.67%	(c)

Portfolio turnover rate (k)	60%	72%	62%	201%	230%	146%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2021 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.78		$11.74	$11.53	$11.68	$11.75		$11.74

Income from investment operations:

Investment income, net (a)(b)	0.07		0.17	0.22	0.15	0.09		0.09	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)		0.06	0.23	(0.13)	(0.05)		0.02

Contributions from affiliates	0		0	0	0	0.00	(d)	0

Total from investment operations	0.01		0.23	0.45	0.02	0.04		0.11

Less dividends:

Dividends from net investment income	(0.07)		(0.19)	(0.24)	(0.17)	(0.11)		(0.10)

Net asset value, end of period	$11.72		$11.78	$11.74	$11.53	$11.68		$11.75

Total return (e)(f)	0.08%		1.97%	3.96%	0.18%	0.37%		0.96%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$260,273		$225,045	$229,120	$188,523	$224,323		$313,720

Average net assets (000 omitted)	$237,492		$223,901	$213,653	$207,677	$266,909		$281,499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.47%	(h)	0.56%	0.56%	0.60%	0.66%		0.65%

Expenses, before waivers/reimbursements	0.55%	(h)	0.56%	0.56%	0.60%	0.66%		0.65%

Net investment income (b)	1.12%	(h)	1.48%	1.93%	1.30%	0.75%		0.73%	(c)

Portfolio turnover rate	27%		50%	39%	85% (k)	64%	(k)	76%	(k)

See Footnote Summary on page 43.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Emerging Markets	$0.007	0.03%	0.03%
Short Duration Diversified Municipal	$0.005	0.04%	0.04%
California Municipal	$0.001	0.01%	0.01%
Diversified Municipal	$0.001	0.004%	0.004%
New York Municipal	$0.001	0.01%	0.01%
Intermediate Duration	$0.001	0.01%	0.01%
Short Duration Plus	$0.004	0.03%	0.03%

(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2020 and September 30, 2018 by 0.32% and 0.03%, respectively, and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
(g)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(h)	Annualized
(i)	Commencement of distributions.
(j)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(k)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2021 Semi-Annual Report	43

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

44	Sanford C. Bernstein Fund, Inc.

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are

2021 Semi-Annual Report	45

Notes to Financial Statements (continued)

generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

46	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2021:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$82,892,065	$273,299,104	$0	$356,191,169

Information Technology	35,372,094	304,853,399	0	340,225,493

Consumer Discretionary	32,027,587	207,207,811	0	239,235,398

Industrials	31,545,476	93,023,137	0	124,568,613

Communication Services	9,317,717	81,491,187	0	90,808,904

Materials	37,535,869	38,144,954	0	75,680,823

Utilities	12,579,651	43,944,022	0	56,523,673

Health Care	6,159,889	38,599,379	0	44,759,268

Energy	27,454,478	13,770,755	0	41,225,233

Consumer Staples	15,670,578	24,619,917	0	40,290,495

Real Estate	0	30,584,721	0	30,584,721

Equity Linked Notes	0	41,783,160	0	41,783,160

Short-Term Investments	9,170,518	0	0	9,170,518

Total Investments in Securities	299,725,922	1,191,321,546 (a)	0	1,491,047,468

Other Financial Instruments (b):
Assets:

Forward Currency Exchange Contracts	0	3,756,279	0	3,756,279

Liabilities:

Forward Currency Exchange Contracts	0	(2,662,042)	0	(2,662,042)

Total	$299,725,922	$1,192,415,783	$0	$1,492,141,705

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$201,084,495	$0	$201,084,495

Short-Term Municipal Notes	0	35,782,311	0	35,782,311

Corporates—Non-Investment Grade	0	260,043	0	260,043

Investment Companies	8,715,292	0	0	8,715,292

Total Investments in Securities	8,715,292	237,126,849	0	245,842,141

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	198,891	0	198,891	(c)

Centrally Cleared Interest Rate Swaps	0	7,935	0	7,935	(c)

Interest Rate Swaps	0	3,006	0	3,006

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(13,107)	0	(13,107	)(c)

Centrally Cleared Interest Rate Swaps	0	(6,002)	0	(6,002	)(c)

Total	$8,715,292	$237,317,572	$0	$246,032,864

2021 Semi-Annual Report	47

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,285,940,392	$0	$1,285,940,392

Short-Term Municipal Notes	0	121,557,176	0	121,557,176

Collateralized Mortgage Obligations	0	4,575,556	0	4,575,556

Governments—Treasuries	0	2,535,879	0	2,535,879

Total Investments in Securities	0	1,414,609,003	0	1,414,609,003

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	4,964,754	0	4,964,754	(c)

Centrally Cleared Interest Rate Swaps	0	1,309,070	0	1,309,070	(c)

Interest Rate Swaps	0	64,229	0	64,229

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(161,045)	0	(161,045	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,083,301)	0	(1,083,301	)(c)

Credit Default Swaps	0	(1,274,193)	0	(1,274,193)

Total	$0	$1,418,428,517	$0	$1,418,428,517

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$5,561,707,663	$40,500,314	$5,602,207,977

Short-Term Municipal Notes	0	670,200,560	0	670,200,560

Collateralized Mortgage Obligations	0	19,965,899	0	19,965,899

Corporates—Investment Grade	0	15,004,145	0	15,004,145

Corporates—Non-Investment Grade	0	7,471,259	0	7,471,259

Short-Term Investments	0	9,999,737	0	9,999,737

Total Investments in Securities	0	6,284,349,263	40,500,314	6,324,849,577

Other Financial Instruments (b):

Assets

Centrally Cleared Inflation (CPI) Swaps	0	23,039,523	0	23,039,523	(c)

Centrally Cleared Interest Rate Swaps	0	4,847,611	0	4,847,611	(c)

Interest Rate Swaps	0	296,193	0	296,193

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(730,320)	0	(730,320	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,802,662)	0	(1,802,662	)(c)

Credit Default Swaps	0	(5,327,097)	0	(5,327,097)

Total	$0	$6,304,672,511	$40,500,314	$6,345,172,825

48	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,660,799,310	$0	$1,660,799,310

Short-Term Municipal Notes		102,672,660		102,672,660

Collateralized Mortgage Obligations	0	6,398,089	0	6,398,089

Governments—Treasuries	0	2,569,388	0	2,569,388

Total Investments in Securities	0	1,772,439,447	0	1,772,439,447

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	6,557,280	0	6,557,280	(c)

Centrally Cleared Interest Rate Swaps	0	344,770	0	344,770	(c)

Interest Rate Swaps	0	87,987	0	87,987

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(205,988)	0	(205,988	)(c)

Centrally Cleared Interest Rate Swaps	0	(764,742)	0	(764,742	)(c)

Credit Default Swaps	0	(1,779,292)	0	(1,779,292)

Total	$0	$1,776,679,462	$0	$1,776,679,462

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$1,110,612,979	$0	$1,110,612,979

Governments—Treasuries	0	1,056,130,172	0	1,056,130,172

Mortgage Pass-Throughs	0	379,984,226	0	379,984,226

Commercial Mortgage-Backed Securities	0	343,247,108	1,563,911	344,811,019

Inflation-Linked Securities	0	308,034,066	0	308,034,066

Collateralized Mortgage Obligations	0	233,434,190	0	233,434,190

Corporates—Non-Investment Grade	0	68,963,809	0	68,963,809

Asset-Backed Securities	0	61,290,984	0	61,290,984

Collateralized Loan Obligations	0	48,137,591	0	48,137,591

Local Governments—US Municipal Bonds	0	35,457,202	0	35,457,202

Emerging Markets—Corporate Bonds	0	28,576,877	0	28,576,877

Quasi-Sovereigns	0	27,178,463	0	27,178,463

Agencies	0	23,565,529	0	23,565,529

Governments—Sovereign Bonds	0	18,404,744	0	18,404,744

Emerging Markets—Sovereigns	0	18,296,022	0	18,296,022

Common Stocks	0	0	9,141,237	9,141,237

Short-Term Investments	0	91,993,926	0	91,993,926

Total Investments in Securities	0	3,853,307,888	10,705,148	3,864,013,036

Other Financial Instruments (b):

Assets:

Futures	1,973,670	0	0	1,973,670	(c)

Forward Currency Exchange Contracts	0	7,339,067	0	7,339,067

Centrally Cleared Interest Rate Swaps	0	5,517,442	0	5,517,442	(c)

Credit Default Swaps	0	9,328,804	0	9,328,804

2021 Semi-Annual Report	49

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(4,453,687)	$0	$0	$(4,453,687	)(c)

Forward Currency Exchange Contracts	0	(7,440,310)	0	(7,440,310)

Centrally Cleared Interest Rate Swaps	0	(6,130,275)	0	(6,130,275	)(c)

Credit Default Swaps	0	(14,021,498)	0	(14,021,498)

Total	$(2,480,017)	$3,847,901,118	$10,705,148	$3,856,126,249

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$121,254,415	$0	$121,254,415

Inflation-Linked Securities	0	20,210,247	0	20,210,247

Corporates—Investment Grade	0	19,519,100	0	19,519,100

Commercial Mortgage-Backed Securities	0	16,600,463	114,165	16,714,628

Asset-Backed Securities	0	15,578,024	0	15,578,024

Collateralized Mortgage Obligations	0	13,369,069	395,564	13,764,633

Agencies	0	7,802,769	0	7,802,769

Mortgage Pass-Throughs	0	2,818,472	0	2,818,472

Local Governments—US Municipal Bonds	0	2,520,676	0	2,520,676

Collateralized Loan Obligations	0	2,261,714	0	2,261,714

Quasi-Sovereigns	0	539,865	0	539,865

Governments—Sovereign Bonds	0	380,019	0	380,019

Short-Term Investments	0	54,004,317	0	54,004,317

Total Investments in Securities	0	276,859,150	509,729	277,368,879

Other Financial Instruments (b):

Assets:

Futures	79,671	0	0	79,671	(c)

Centrally Cleared Credit Default Swaps	0	40,683	0	40,683	(c)

Credit Default Swaps	0	573,152	0	573,152

Liabilities:

Futures	(133,586)	0	0	(133,586	)(c)

Credit Default Swaps	0	(719,363)	0	(719,363)

Total	$(53,915)	$276,753,622	$509,729	$277,209,436

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

50	Sanford C. Bernstein Fund, Inc.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

2021 Semi-Annual Report	51

Notes to Financial Statements (continued)

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

52	Sanford C. Bernstein Fund, Inc.

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. During the six months ended March 31, 2021, such reimbursements/waivers amounted to $1,577. The Expense Caps may not be terminated by the Adviser before January 28, 2022.

During the year ended September 30, 2020, the Adviser reimbursed the Emerging Markets Portfolio $14,178 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the six months ended March 31, 2021, such waivers amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$84,629

Short Duration Plus	91,375

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2021, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $21,368; California Municipal Portfolio, $9,061; Diversified Municipal Portfolio, $78,420; New York Municipal Portfolio, $10,191; Intermediate Duration Portfolio $7,589 and Short Duration Plus Portfolio, $8,709.

2021 Semi-Annual Report	53

Notes to Financial Statements (continued)

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2021, such waiver amounted to $7,261. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,336,772	$3,270,231	$2,406,949	$1,031,965

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2021, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$8,774

Short Duration Diversified Municipal	3,521

54	Sanford C. Bernstein Fund, Inc.

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)
Emerging Markets	$28,862	$218,707	$238,398	$9,171	$3

Short Duration Diversified Municipal	5,849	73,201	70,335	8,715	1

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2021, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
California Municipal	$20	$0	$0

Diversified Municipal	0	22,604	305

New York Municipal	0	4,815	8

Intermediate Duration	7	0	N/A

Short Duration Plus	346	74	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$556,987,406	$0	$610,025,684	$0

Short Duration Diversified Municipal	55,434,956	0	26,318,768	2,955,320

California Municipal	211,094,148	0	205,692,439	0

Diversified Municipal	1,020,375,564	43,817,771	795,570,385	115,115,692

New York Municipal	225,238,948	9,760,156	229,878,359	12,836,832

Intermediate Duration	719,184,018	1,932,137,910	650,216,364	1,621,903,202

Short Duration Plus	27,616,527	34,005,657	7,990,671	62,436,226

2021 Semi-Annual Report	55

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

PORTFOLIO	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
	APPRECIATION	(DEPRECIATION)
Emerging Markets	$356,382,992	$(27,088,249)	$329,294,743

Short Duration Diversified Municipal	3,158,654	(163,902)	2,994,752

California Municipal	63,379,665	(4,507,663)	58,872,002

Diversified Municipal	341,831,671	(16,965,692)	324,865,979

New York Municipal	82,692,623	(4,208,459)	78,484,164

Intermediate Duration	135,439,183	(77,149,366)	58,289,817

Short Duration Plus	1,843,717	(1,628,182)	215,535

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2021, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at

56	Sanford C. Bernstein Fund, Inc.

the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2021, the Emerging Markets Portfolio held forward currency exchange contracts for hedging purposes and the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

2021 Semi-Annual Report	57

Notes to Financial Statements (continued)

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2021, the Intermediate Duration Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into

58	Sanford C. Bernstein Fund, Inc.

interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2021, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes and the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2021, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

2021 Semi-Annual Report	59

Notes to Financial Statements (continued)

During the six months ended March 31, 2021, the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2021, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,756,279	Unrealized depreciation on forward currency exchange contracts	$2,662,042

Total		$3,756,279		$2,662,042

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$5,492,689	$(756,090)

Total		$5,492,689	$(756,090)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$206,826	*	Receivable/Payable for variation margin on centrally cleared swaps	$19,109	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	3,006

Total		$209,832			$19,109

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

60	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$63,033	$116,304

Total		$63,033	$116,304

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,273,824	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,244,346	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	64,229

Credit contracts				Market value on credit default swaps	1,274,193

Total		$6,338,053			$2,518,539

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$140,956	$4,127,250

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	76,915	297,727

Total		$217,871	$4,424,977

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$26,187,719	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,532,982	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	296,193

Credit contracts				Market value on credit default swaps	5,327,097

Total		$26,483,912			$7,860,079

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2021 Semi-Annual Report	61

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$5,634,716	$12,838,723

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	321,210	1,245,075

Total		$5,955,926	$14,083,798

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,902,050	*	Receivable/Payable for variation margin on centrally cleared swaps	$970,730	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	87,987

Credit contracts				Market value on credit default swaps	1,779,292

Total		$6,990,037			$2,750,022

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,237,734	$2,200,314

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	107,287	415,865

Total		$2,345,021	$2,616,179

62	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,973,670	*	Receivable/Payable for variation margin on futures	$4,453,687	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,323,424	*	Receivable/Payable for variation margin on centrally cleared swaps	6,131,039	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,339,067		Unrealized depreciation on forward currency exchange contracts	7,440,310

Credit contracts	Market value on credit default swaps	9,328,804		Market value on credit default swaps	14,021,498

Total		$23,964,965			$32,046,534

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(16,771,392)	$(1,606,249)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(358,257)	(2,042,928)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	533,520	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,978,735)	639,288

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(14,650,653)	6,959,271

Total		$(36,225,517)	$3,949,382

2021 Semi-Annual Report	63

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$79,671	*	Receivable/Payable for variation margin on futures	$133,586	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	16,799	*

Credit contracts	Market value on credit default swaps	573,152		Market value on credit default swaps	719,363

Total		$669,622			$852,949

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(292,358)	$(72,473)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(860,660)	463,276

Total		$(1,153,018)	$390,803

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$267,825,053

Average principal amount of sale contracts	$224,322,509

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$1,160,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$1,308,571

Centrally Cleared Inflation Swaps:

Average notional amount	$3,285,714

64	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$24,790,000

Inflation Swaps:

Average notional amount	$52,272,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$52,418,571

Centrally Cleared Inflation Swaps:

Average notional amount	$54,584,286

Credit Default Swaps:

Average notional amount of sale contracts	$4,730,000

(a)	Positions were open for less than one month during the period.

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$114,320,000

Inflation Swaps:

Average notional amount	$267,138,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$163,224,286

Centrally Cleared Inflation Swaps:

Average notional amount	$244,391,429

Credit Default Swaps:

Average notional amount of sale contracts	$19,775,000

(a)	Positions were open for less than one month during the period.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$33,960,000

Inflation Swaps:

Average notional amount	$55,634,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$43,128,571

Centrally Cleared Inflation Swaps:

Average notional amount	$70,475,714

Credit Default Swaps:

Average notional amount of sale contracts	$6,605,000

(a)	Positions were open for less than one month during the period.

2021 Semi-Annual Report	65

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,172,384,232

Average notional amount of sale contracts	$420,881,836

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$339,076,546

Average principal amount of sale contracts	$484,632,630

Written Swaptions:

Average notional amount	$29,232,717	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$651,644,808

Credit Default Swaps:

Average notional amount of buy contracts	$97,791,000

Average notional amount of sale contracts	$91,639,857

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$58,142,726	(b)

Average notional amount of sale contracts	$58,142,726	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for less than one month during the period.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$112,711,980

Average notional amount of sale contracts	$4,303,423

Credit Default Swaps:

Average notional amount of buy contracts	$5,217,000

Average notional amount of sale contracts	$4,248,857

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$2,221,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

66	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$19,532	$(11,119)	$0	$0	$8,413

Citibank, NA	1,478,686	(175,475)	(1,303,211)	0	0

Credit Suisse International	10,394	0	0	0	10,394

Goldman Sachs Bank USA	837,006	(96,814)	(740,192)	0	0

HSBC Bank USA	10,919	0	0	0	10,919

JPMorgan Chase Bank, NA	38,185	(38,185)	0	0	0

Morgan Stanley Capital Services, Inc.	336,936	(336,936)	0	0	0

Natwest Markets PLC	94,681	(83,733)	0	0	10,948

Standard Chartered Bank	7,348	0	0	0	7,348

State Street Bank & Trust Co.	401,398	(295,260)	0	0	106,138

UBS AG	521,194	0	0	0	521,194

Total	$3,756,279	$(1,037,522)	$(2,043,403)	$0	$675,354	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$545	$0	$0	$0	$545

Barclays Bank PLC	11,119	(11,119)	0	0	0

BNP Paribas SA	43,347	0	0	0	43,347

Citibank, NA	175,475	(175,475)	0	0	0

Goldman Sachs Bank USA	96,814	(96,814)	0	0	0

JPMorgan Chase Bank, NA	149,845	(38,185)	0	0	111,660

Morgan Stanley Capital Services, Inc.	1,805,904	(336,936)	0	0	1,468,968

Natwest Markets PLC	83,733	(83,733)	0	0	0

State Street Bank & Trust Co.	295,260	(295,260)	0	0	0

Total	$2,662,042	$(1,037,522)	$0	$0	$1,624,520	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$3,006	$0	$0	$0	$3,006

Total	$3,006	$0	$0	$0	$3,006	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2021 Semi-Annual Report	67

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$64,229	$(64,229)	$0	$0	$0

Total	$64,229	$(64,229)	$0	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$409,489	$(64,229)	$(345,260)	$0	$0

Credit Suisse International	574,830	0	(574,830)	0	0

Goldman Sachs International	289,874	0	0	(289,874)	0

Total	$1,274,193	$(64,229)	$(920,090)	$(289,874)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$296,193	$(296,193)	$0	$0	$0

Total	$296,193	$(296,193)	$0	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$587,831	$(296,193)	$(291,638)	$0	$0

Credit Suisse International	3,352,664	0	(280,000)	(2,996,122)	76,542

Goldman Sachs International	1,386,602	0	0	(1,268,767)	117,835

Total	$5,327,097	$(296,193)	$(571,638)	$(4,264,889)	$194,377	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

68	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$87,987	$(87,987)	$0	$0	$0

Total	$87,987	$(87,987)	$0	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/ Citigroup Global Markets, Inc.	$196,393	$(87,987)	$0	$(108,406)	$0

Credit Suisse International	1,119,801	0	(715,200)	(287,529)	117,072

Goldman Sachs International	463,098	0	0	(463,098)	0

Total	$1,779,292	$(87,987)	$(715,200)	$(859,033)	$117,072	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$101,179	$(101,179)	$0	$0	$0

Barclays Bank PLC	290,285	(290,285)	0	0	0

BNP Paribas SA	2,128,088	(1,359,717)	0	0	768,371

Citibank, NA/Citigroup Global Markets, Inc.	9,353,649	(1,770,526)	(6,110,000)	0	1,473,123

Goldman Sachs International	458,543	(458,543)	0	0	0

HSBC Bank USA	33,883	(33,883)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	279,778	(279,778)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	3,486,846	(537,825)	(799,000)	0	2,150,021

Natwest Markets PLC	73,918	0	0	0	73,918

Standard Chartered Bank	40,858	(40,858)	0	0	0

State Street Bank & Trust Co.	80,411	(80,411)	0	0	0

UBS AG	340,433	(340,433)	0	0	0

Total	$16,667,871	$(5,293,438)	$(6,909,000)	$0	$4,465,433	^

2021 Semi-Annual Report	69

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$129,042	$(101,179)	$0	$0	$27,863

Barclays Bank PLC	391,343	(290,285)	0	(101,058)	0

BNP Paribas SA	1,359,717	(1,359,717)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	1,770,526	(1,770,526)	0	0	0

Credit Suisse International	4,313,375	0	0	(4,160,758)	152,617

Deutsche Bank AG	4,595,917	0	(210,000)	(4,194,362)	191,555

Goldman Sachs International	1,662,223	(458,543)	0	(1,072,111)	131,569

HSBC Bank USA	4,278,448	(33,883)	0	(312,375)	3,932,190

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,572,075	(279,778)	0	(729,617)	562,680

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	537,825	(537,825)	0	0	0

Standard Chartered Bank	42,433	(40,858)	0	0	1,575

State Street Bank & Trust Co.	113,103	(80,411)	0	0	32,692

UBS AG	695,781	(340,433)	(355,348)	0	0

Total	$21,461,808	$(5,293,438)	$(565,348)	$(10,570,281)	$5,032,741	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citigroup Global Markets, Inc.	$476,475	$(37,986)	$(338,000)	$0	$100,489

Goldman Sachs International	31,757	(31,757)	0	0	0

JPMorgan Securities, LLC	14,044	(14,044)	0	0	0

Morgan Stanley & Co. International PLC	50,876	0	0	0	50,876

Total	$573,152	$(83,787)	$(338,000)	$0	$151,365	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$37,986	$(37,986)	$0	$0	$0

Credit Suisse International	368,696	0	0	(349,949)	18,747

Deutsche Bank AG	119,846	0	(119,846)	0	0

Goldman Sachs International	144,627	(31,757)	0	0	112,870

JPMorgan Securities, LLC	48,208	(14,044)	0	0	34,164

Total	$719,363	$(83,787)	$(119,846)	$(349,949)	$165,781	^

70	Sanford C. Bernstein Fund, Inc.

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2021, Intermediate Duration Portfolio earned drop income of $1,343,042, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

PORTFOLIO	2020	2019
Emerging Markets

Distributions paid from:

Ordinary income	$22,100,317	$16,035,424

Long-term capital gains	0	75,001,782

Total distributions paid	$22,100,317	$91,037,206

2021 Semi-Annual Report	71

Notes to Financial Statements (continued)

PORTFOLIO	2020	2019
Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$107,648	$156,661

Long-term capital gains	0	0

Total taxable distributions	107,648	156,661

Tax exempt distributions	2,245,176	2,351,692

Total distributions paid	$2,352,824	$2,508,353

California Municipal

Distributions paid from:

Ordinary income	$1,183,018	$744,579

Long-term capital gains	0	0

Total taxable distributions	1,183,018	744,579

Tax exempt distributions	25,653,328	27,139,800

Total distributions paid	$26,836,346	$27,884,379

Diversified Municipal

Distributions paid from:

Ordinary income	$5,117,332	$3,960,366

Long-term capital gains	0	0

Total taxable distributions	5,117,332	3,960,366

Tax exempt distributions	135,050,172	153,350,600

Total distributions paid	$140,167,504	$157,310,966

New York Municipal

Distributions paid from:

Ordinary income	$1,513,510	$709,436

Long-term capital gains	0	0

Total taxable distributions	1,513,510	709,436

Tax exempt distributions	37,764,855	39,997,204

Total distributions paid	$39,278,365	$40,706,640

Intermediate Duration

Distributions paid from:

Ordinary income	$95,999,272	$106,879,355

Total distributions paid	$95,999,272	$106,879,355

Short Duration Plus

Distributions paid from:

Ordinary income	$3,827,152	$4,908,029

Total distributions paid	$3,827,152	$4,908,029

72	Sanford C. Bernstein Fund, Inc.

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Emerging Markets	$22,898,592	$0	$(56,805,991)	$88,301,004	$54,393,605

Short Duration Diversified Municipal	42,208	0	(1,469,284)	2,758,834	1,331,758

California Municipal	0	0	(18,403,235)	60,264,415	41,861,180

Diversified Municipal	0	0	(48,678,056)	298,073,206	249,395,150

New York Municipal	0	0	(21,374,943)	55,196,012	33,821,069

Intermediate Duration	17,636,469	45,447,186	(3,974,647)	180,590,365	239,699,373

Short Duration Plus	32,452	0	(10,428,126)	1,631,606	(8,764,068)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$42,208

(b)

As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020 Intermediate Duration Portfolio, Short Duration Plus Portfolio, and Diversified Municipal Portfolio utilized capital loss carryforwards of $3,197,056, $2,376,325, and $5,624,338 respectively, to offset current year net realized gains. As of September 30, 2020, California Municipal, Diversified Municipal, and New York Municipal deferred $566,565, $1,252,408, and $463,594 respectively, in late year losses. As of September 30, 2020, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $3,974,647 and $113,309 respectively, in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$48,009,434	$8,796,557

Short Duration Diversified Municipal	255,099	1,214,185

California Municipal	6,369,214	11,467,456

Diversified Municipal	34,406,093	13,019,555

New York Municipal	7,767,954	13,143,395

Intermediate Duration Portfolio	0	0

Short Duration Plus	3,066,216	7,248,601

2021 Semi-Annual Report	73

Notes to Financial Statements (continued)

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolio’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the 2007-2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s

74	Sanford C. Bernstein Fund, Inc.

economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

2021 Semi-Annual Report	75

Notes to Financial Statements (continued)

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

76	Sanford C. Bernstein Fund, Inc.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

2021 Semi-Annual Report	77

Notes to Financial Statements (continued)

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

78	Sanford C. Bernstein Fund, Inc.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL
Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Emerging Markets Class Shares

Shares sold	1,402,452	4,095,046	$46,151,351	$104,194,109

Shares issued to shareholders on reinvestment of dividends and distributions	546,878	551,423	17,297,744	15,208,232

Shares redeemed	(3,587,488)	(8,814,966)	(116,402,065)	(222,592,458)

Net decrease	(1,638,158)	(4,168,497)	$(52,952,970)	$(103,190,117)

2021 Semi-Annual Report	79

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class Z Shares

Shares issued to shareholders on reinvestment of dividends and distributions	132,229	124,551	$4,182,401	$3,433,876

Shares redeemed	(256,685)	(225,702)	(8,603,377)	(6,214,209)

Net decrease	(124,456)	(101,151)	$(4,420,976)	$(2,780,333)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Shares sold	6,844,177	10,296,582	$87,554,176	$130,099,909

Shares issued to shareholders on reinvestment of dividends and distributions	71,301	154,056	911,642	1,945,765

Shares redeemed	(4,593,691)	(9,114,304)	(58,737,229)	(114,810,808)

Net increase	2,321,787	1,336,334	$29,728,589	$17,234,866

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	11,708,246	18,304,334	$171,466,493	$262,591,109

Shares issued to shareholders on reinvestment of dividends	582,578	1,319,973	8,514,562	18,912,474

Shares redeemed	(11,420,858)	(17,939,347)	(166,775,243)	(257,212,852)

Net increase	869,966	1,684,960	$13,205,812	$24,290,731

80	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class A Shares

Shares sold	711,540	1,531,470	$10,406,547	$21,731,549

Shares issued to shareholders on reinvestment of dividends	30,192	67,572	441,251	967,916

Shares converted from Class C	38,840	196,520	563,574	2,841,205

Shares redeemed	(580,397)	(1,240,749)	(8,500,863)	(17,837,021)

Net increase	200,175	554,813	$2,910,509	$7,703,649

Class C Shares

Shares sold	95,698	58,513	$1,397,214	$830,225

Shares issued to shareholders on reinvestment of dividends	1,230	4,847	17,969	69,332

Shares converted to Class A	(38,840)	(196,607)	(563,574)	(2,841,205)

Shares redeemed	(97,189)	(168,563)	(1,421,098)	(2,419,241)

Net decrease	(39,101)	(301,810)	$(569,489)	$(4,360,889)

Advisor Class Shares

Shares sold	1,244,261	2,177,882	$18,187,674	$31,198,386

Shares issued to shareholders on reinvestment of dividends	28,552	47,880	417,349	686,690

Shares redeemed	(873,379)	(751,491)	(12,765,190)	(10,766,859)

Net increase	399,434	1,474,271	$5,839,833	$21,118,217

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	40,884,494	65,669,903	$605,831,094	$953,324,442

Shares issued to shareholders on reinvestment of dividends and distributions	2,646,986	5,921,505	39,160,071	85,677,553

Shares redeemed	(30,983,729)	(70,962,829)	(458,831,188)	(1,027,322,105)

Net increase	12,547,751	628,579	$186,159,977	$11,679,890

2021 Semi-Annual Report	81

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class A Shares

Shares sold	5,013,696	8,506,533	$74,386,575	$123,402,971

Shares issued to shareholders on reinvestment of dividends and distributions	111,885	216,415	1,656,645	3,136,627

Shares converted from Class B	0	396	0	5,757

Shares converted from Class C	229,654	668,163	3,385,505	9,741,190

Shares redeemed	(2,031,361)	(6,973,908)	(30,044,040)	(100,315,358)

Net increase	3,323,874	2,417,599	$49,384,685	$35,971,187

Shares issued to shareholders on reinvestment of dividends and distributions	0	0 (a)	0	5

Shares converted to Class A	0	(396)	0	(5,757)

Net decrease	0	(396)	$0	$(5,752)

Class C Shares

Shares sold	209,872	619,068	$3,100,900	$8,996,206

Shares issued to shareholders on reinvestment of dividends and distributions	8,578	26,548	126,886	383,891

Shares converted to Class A	(229,753)	(668,532)	(3,385,505)	(9,741,190)

Shares redeemed	(222,077)	(503,171)	(3,293,123)	(7,258,503)

Net decrease	(233,380)	(526,087)	$(3,450,842)	$(7,619,596)

Advisor Class Shares

Shares sold	6,790,570	17,082,408	$100,489,082	$246,673,652

Shares issued to shareholders on reinvestment of dividends and distributions	177,405	354,933	2,623,098	5,133,286

Shares redeemed	(4,097,798)	(10,848,498)	(60,602,244)	(156,298,402)

Net increase	2,870,177	6,588,843	$42,509,936	$95,508,536

Class Z Shares

Shares sold	2,886,455	6,546,888	$42,832,020	$95,145,948

Shares issued to shareholders on reinvestment of dividends and distributions	314,191	877,402	4,650,491	12,695,423

Shares redeemed	(6,610,697)	(30,613,937)	(98,191,629)	(443,644,578)

Net decrease	(3,410,051)	(23,189,647)	$(50,709,118)	$(335,803,207)

(a)	Amount is less than one share

82	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	11,815,128	16,023,100	$168,063,080	$225,273,454

Shares issued to shareholders on reinvestment of dividends	864,299	1,967,243	12,282,758	27,519,363

Shares redeemed	(11,971,603)	(19,922,598)	(170,374,439)	(278,806,797)

Net increase (decrease)	707,824	(1,932,255)	$9,971,399	$(26,013,980)

Class A Shares

Shares sold	874,597	1,767,847	$12,447,424	$25,013,436

Shares issued to shareholders on reinvestment of dividends	45,162	107,527	641,228	1,503,374

Shares converted from Class C	119,504	387,315	1,695,772	5,461,252

Shares redeemed	(1,301,638)	(2,309,293)	(18,423,783)	(32,190,853)

Net decrease	(262,375)	(46,604)	$(3,639,359)	$(212,791)

Class C Shares

Shares sold	11,247	111,298	$160,363	$1,575,487

Shares issued to shareholders on reinvestment of dividends	4,898	16,401	69,480	229,424

Shares converted to Class A	(119,489)	(387,150)	(1,695,772)	(5,461,252)

Shares redeemed	(120,563)	(243,682)	(1,706,729)	(3,412,751)

Net decrease	(223,907)	(503,133)	$(3,172,658)	$(7,069,092)

Advisor Class Shares

Shares sold	620,770	2,556,570	$8,830,627	$35,996,559

Shares issued to shareholders on reinvestment of dividends	27,973	65,496	397,052	914,792

Shares redeemed	(971,508)	(2,056,078)	(13,715,288)	(28,394,625)

Net increase (decrease)	(322,765)	565,988	$(4,487,609)	$8,516,726

2021 Semi-Annual Report	83

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Intermediate Duration Class Shares

Shares sold	33,187,212	45,936,902	$455,992,871	$630,770,763

Shares issued to shareholders on reinvestment of dividends and distributions	6,810,545	5,362,105	93,995,745	73,165,522

Shares redeemed	(19,005,813)	(39,842,447)	(261,624,081)	(542,623,931)

Net increase	20,991,944	11,456,560	$288,364,535	$161,312,354

Class A Shares

Shares sold	86,011	51,389	$1,184,317	$711,682

Shares issued to shareholders on reinvestment of dividends and distributions	1,498	131	20,626	1,811

Shares redeemed	(3,836)	(2,905)	(53,215)	(40,307)

Net increase	83,673	48,615	$1,151,728	$673,186

Advisor Class Shares

Shares sold	99	0	$1,324	$0

Shares issued to shareholders on reinvestment of dividends and distributions	0 (a)	0	1	0

Net increase	99	0	$1,325	$0

(a)	Amount is less than one share

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Short Duration Plus Class Shares

Shares sold	5,734,925	7,860,805	$67,374,953	$92,402,116

Shares issued to shareholders on reinvestment of dividends	101,575	255,694	1,193,418	3,005,897

Shares redeemed	(2,728,626)	(8,538,329)	(32,052,481)	(100,401,349)

Net increase (decrease)	3,107,874	(421,830)	$36,515,890	$(4,993,336)

84	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class A Shares

Shares sold	325,882	864,056	$3,835,717	$10,214,178

Shares issued to shareholders on reinvestment of dividends	4,014	13,543	47,205	159,270

Shares converted from Class B	0	632	0	7,412

Shares converted from Class C	9,264	55,302	108,994	652,856

Shares redeemed	(406,259)	(1,159,807)	(4,777,603)	(13,642,768)

Net decrease	(67,099)	(226,274)	$(785,687)	$(2,609,052)

Class B Shares

Shares sold	0	90	$0	$1,050

Shares issued to shareholders on reinvestment of dividends	0	0 (a)	0	4

Shares converted to Class A	0	(633)	0	(7,412)

Net increase (decrease)	0	(543)	$0	$(6,358)

Class C Shares

Shares sold	42,936	215,651	$504,103	$2,539,018

Shares issued to shareholders on reinvestment of dividends	404	1,182	4,748	13,870

Shares converted to Class A	(9,286)	(55,436)	(108,994)	(652,856)

Shares redeemed	(100,480)	(105,045)	(1,178,759)	(1,236,126)

Net increase (decrease)	(66,426)	56,352	$(778,902)	$663,906

(a)	Amount is less than one share.

At March 31, 2021, certain AllianceBernstein mutual funds owned 13% of Emerging Markets Portfolio respectively, in aggregate of the Portfolio’s shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Subsequent Events

As of March 31, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2021 Semi-Annual Report	85

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*,^

Chair

Beata D. Kirr

President

R. Jay Gerken*,^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Janaki Rao(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan and Rao are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

86	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2021 Semi-Annual Report	87

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

88	Sanford C. Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working

2021 Semi-Annual Report	89

Board Consideration of Investment Management Arrangement (continued)

from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer

90	Sanford C. Bernstein Fund, Inc.

agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

2021 Semi-Annual Report	91

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

92	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0321

Sanford C. Bernstein Fund, Inc.

March 31, 2021

Schedule of Investments

To the Semi-Annual Report

For the International Equity Portfolios

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.4%

Financials–23.8%
Banks–17.8%
Agricultural Bank of China Ltd.–Class H	34,455,000	$13,811,699
Bandhan Bank Ltd.(a)(b)	1,440,300	6,731,403
Bank BTPN Syariah Tbk PT	9,164,200	2,199,498
Bank for Foreign Trade of Vietnam JSC	2,287,520	9,421,429
Bank Negara Indonesia Persero Tbk PT	14,823,000	5,854,591
Bank of the Philippine Islands	2,550,010	4,289,469
Bank Polska Kasa Opieki SA(b)	357,340	6,375,874
BDO Unibank, Inc.	486,890	1,024,483
Capitec Bank Holdings Ltd.(b)	64,992	6,247,812
China Construction Bank Corp.–Class H	26,770,000	22,564,871
City Union Bank Ltd.	656,375	1,402,951
Credicorp Ltd.	42,950	5,865,682
Grupo Financiero Banorte SAB de CV–Class O(b)	281,540	1,587,489
Hana Financial Group, Inc.	573,940	21,708,102
HDFC Bank Ltd.(b)	749,082	15,341,212
ICICI Bank Ltd.(b)	1,456,476	11,663,979
Industrial Bank Co., Ltd.–Class A	1,801,193	6,637,161
Itau Unibanco Holding SA (ADR)	1,504,720	7,463,411
Kasikornbank PCL	1,137,600	5,314,867
KB Financial Group, Inc.	513,257	25,297,186
Metropolitan Bank & Trust Co.	7,677,800	7,030,602
Military Commercial Joint Stock Bank(b)	2,673,400	3,274,397
OTP Bank Nyrt(b)	153,590	6,565,421
Regional SAB de CV(b)	566,946	2,664,490
Sberbank of Russia PJSC (Sponsored ADR)	2,218,269	34,183,525
Shinhan Financial Group Co., Ltd.	243,390	8,083,474
State Bank of India(b)	1,997,683	10,012,376
TCS Group Holding PLC (GDR)(a)	236,088	13,693,104

		266,310,558

Capital Markets–1.0%
B3 SA–Brasil Bolsa Balcao	783,400	7,602,055
Banco BTG Pactual SA	262,000	4,517,442
China Everbright Ltd.	1,644,000	2,147,413

		14,266,910

Consumer Finance–1.4%
Manappuram Finance Ltd.	2,947,023	6,035,263
Muangthai Capital PCL(b)	3,510,100	7,946,867
Company	Shares	U.S. $ Value
Muthoot Finance Ltd.	462,408	$7,625,634

		21,607,764

Diversified Financial Services–0.7%
Fubon Financial Holding Co., Ltd.	4,483,000	8,945,911
Metro Pacific Investments Corp.	21,438,000	1,654,511

		10,600,422

Insurance–1.5%
AIA Group Ltd.	1,416,800	17,337,049
Ping An Insurance Group Co. of China Ltd.–Class H	311,000	3,719,982
TQM Corp. PCL	387,900	1,520,568

		22,577,599

Thrifts & Mortgage Finance–1.4%
Housing Development Finance Corp., Ltd.	604,739	20,827,916

		356,191,169

Information Technology–22.8%
Electronic Equipment, Instruments & Components–1.9%
Elite Material Co., Ltd.	161,000	959,594
Samsung SDI Co., Ltd.	21,370	12,566,029
Sinbon Electronics Co., Ltd.	1,655,000	15,380,448

		28,906,071

IT Services–1.2%
FPT Corp.	88,044	297,440
GDS Holdings Ltd. (ADR)(b)	123,200	9,990,288
Globant SA(b)	1,660	344,633
Locaweb Servicos de Internet SA(a)	433,400	1,759,425
My EG Services Bhd	5,712,400	2,723,609
Network International Holdings PLC(a)(b)	413,747	2,355,356
NHN KCP Corp.(b)	21,838	968,241

		18,438,992

Semiconductors & Semiconductor Equipment–14.6%
ASPEED Technology, Inc.	30,000	1,830,025
Broadcom, Inc.	23,140	10,729,092
eMemory Technology, Inc.	53,000	1,653,878
Entegris, Inc.	16,000	1,788,800
Koh Young Technology, Inc.	24,260	2,474,362
LEENO Industrial, Inc.	18,330	2,545,816
MediaTek, Inc.	581,000	19,984,541
Micron Technology, Inc.(b)	121,980	10,759,856
Nanya Technology Corp.	5,983,000	19,482,056
Parade Technologies Ltd.	25,000	1,079,534
Realtek Semiconductor Corp.	140,000	2,443,998
Silergy Corp.	21,000	1,732,113
SK Hynix, Inc.	400,888	47,329,513
Taiwan Semiconductor Manufacturing Co., Ltd.	3,355,706	70,668,461

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value
United Microelectronics Corp.	11,514,000	$20,652,200
WONIK IPS Co., Ltd.	52,100	2,397,024

		217,551,269

Software–0.4%
Beijing Thunisoft Corp., Ltd.–Class A	490,980	1,425,100
Douzone Bizon Co., Ltd.	20,960	1,827,375
Weimob, Inc.(a)(b)	794,000	1,794,801

		5,047,276

Technology Hardware, Storage & Peripherals–4.7%
Samsung Electronics Co., Ltd.	949,580	68,697,007
Samsung Electronics Co., Ltd. (Preference Shares)	24,470	1,584,878

		70,281,885

		340,225,493

Consumer Discretionary–16.0%
Auto Components–0.7%
Balkrishna Industries Ltd.	83,829	1,937,545
Hyundai Mobis Co., Ltd.	29,960	7,771,376

		9,708,921

Automobiles–2.9%
Ford Otomotiv Sanayi AS	324,230	7,590,137
Guangzhou Automobile Group Co., Ltd.–Class H	9,780,000	8,252,631
Hyundai Motor Co.	46,440	9,000,409
Kia Motors Corp.	123,770	9,097,609
Maruti Suzuki India Ltd.	58,427	5,504,662
SAIC Motor Corp., Ltd.	1,346,644	4,056,242

		43,501,690

Diversified Consumer Services–1.7%
Fu Shou Yuan International Group Ltd.	9,648,500	9,921,169
New Oriental Education & Technology Group, Inc.(b)	907,810	12,574,123
YDUQS Participacoes SA	469,000	2,225,576

		24,720,868

Hotels, Restaurants & Leisure–2.4%
Galaxy Entertainment Group Ltd.(b)	705,000	6,373,432
Melco Resorts & Entertainment Ltd. (ADR)	261,320	5,202,881
MGM China Holdings Ltd.	1,362,400	2,422,498
OPAP SA	1,615,478	21,824,815

		35,823,626

Internet & Direct Marketing Retail–6.1%
Alibaba Group Holding Ltd.(b)	1,572,980	44,692,457
Allegro.eu SA(a)(b)	4,813	67,750
Despegar.com Corp.(b)	610,058	8,315,090
JD.com, Inc.–Class A(b)	682,740	28,792,719
momo.com, Inc.	48,000	1,674,210
Company	Shares	U.S. $ Value
Naspers Ltd.–Class N	31,910	$7,642,772

		91,184,998

Multiline Retail–0.6%
Lojas Renner SA	882,970	6,681,121
Poya International Co., Ltd.	70,000	1,467,904
Trent Ltd.	102,088	1,047,724

		9,196,749

Specialty Retail–1.1%
Ace Hardware Indonesia Tbk PT	19,289,400	2,028,684
China Meidong Auto Holdings Ltd.	424,000	1,969,117
JUMBO SA	120,460	2,210,244
Petrobras Distribuidora SA	513,100	2,012,782
Wilcon Depot, Inc.	5,331,400	1,957,398
Zhongsheng Group Holdings Ltd.	950,500	6,733,567

		16,911,792

Textiles, Apparel & Luxury Goods–0.5%
Fila Holdings Corp.	45,230	1,734,677
Samsonite International SA(a)(b)	3,317,700	6,452,077

		8,186,754

		239,235,398

Industrials–8.3%
Building Products–0.2%
Kajaria Ceramics Ltd.	202,602	2,574,115

Commercial Services & Supplies–2.0%
A-Living Smart City Services Co., Ltd.–Class H(a)	4,145,500	18,454,479
Ever Sunshine Lifestyle Services Group Ltd.(a)	832,000	2,103,864
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	9,998,373

		30,556,716

Construction & Engineering–0.4%
Sinopec Engineering Group Co., Ltd.	6,735,500	3,728,039
Voltas Ltd.	159,039	2,186,395

		5,914,434

Electrical Equipment–0.2%
Bizlink Holding, Inc.	81,000	761,393
Voltronic Power Technology Corp.	41,158	1,605,238

		2,366,631

Industrial Conglomerates–0.3%
Bidvest Group Ltd. (The)	408,100	4,706,345

Machinery–1.9%
Airtac International Group	66,000	2,354,226
Escorts Ltd.	93,061	1,644,824
Techtronic Industries Co., Ltd.	197,000	3,377,327
Weichai Power Co., Ltd.–Class H	4,150,000	10,418,061

2	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Company	Shares	U.S. $ Value
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class H	7,136,800	$10,238,159

		28,032,597

Professional Services–1.6%
Centre Testing International Group Co., Ltd.–Class A	562,856	2,456,592
HeadHunter Group PLC (ADR)	390,879	13,258,616
L&T Technology Services Ltd.(a)	145,861	5,317,577
NICE Information Service Co., Ltd.	57,270	1,286,256
Sporton International, Inc.	142,300	1,226,853

		23,545,894

Road & Retail–0.9%
Globaltrans Investment PLC (Sponsored GDR)(a)	1,868,401	12,460,022
Rumo SA(b)	421,900	1,517,855

		13,977,877

Trading Companies & Distributors–0.2%
Barloworld Ltd.(b)	593,490	3,629,698

Transportation Infrastructure–0.6%
Grupo Aeroportuario del Centro Norte SAB de CV(b)	289,650	1,827,220
Jiangsu Expressway Co., Ltd.–Class H	5,972,000	7,437,086

		9,264,306

		124,568,613

Communication Services–6.1%
Diversified Telecommunication Services–0.5%
Telkom Indonesia Persero Tbk PT	29,802,500	7,034,450

Entertainment–1.0%
HUYA, Inc. (ADR)(b)	309,180	6,022,826
NCSoft Corp.	12,000	9,275,317

		15,298,143

Interactive Media & Services–4.1%
NAVER Corp.	42,820	14,336,235
Tencent Holdings Ltd.	584,200	46,623,551

		60,959,786

Wireless Telecommunication Services–0.5%
Bharti Airtel Ltd.	595,948	4,221,634
Safaricom PLC	9,898,250	3,294,891

		7,516,525

		90,808,904

Materials–5.1%
Chemicals–1.4%
Atul Ltd.	20,397	1,981,034
Berger Paints India Ltd.	174,472	1,829,227
Hansol Chemical Co., Ltd.	12,300	2,632,972
Company	Shares	U.S. $ Value
LG Chem Ltd.	5,940	$4,250,797
Orbia Advance Corp. SAB de CV	2,464,670	6,571,810
PI Industries Ltd.	67,725	2,082,228
SRF Ltd.	24,241	1,795,585

		21,143,653

Construction Materials–0.2%
Grupo Cementos de Chihuahua SAB de CV	465,630	3,213,244

Metals & Mining–3.5%
Antofagasta PLC	467,030	10,878,569
CAP SA	99,140	1,605,162
CSN Mineracao SA(b)	2,630,400	4,294,702
First Quantum Minerals Ltd.	485,690	9,256,207
Freeport-McMoRan, Inc.(b)	155,720	5,127,860
Gerdau SA (Preference Shares)	441,900	2,372,544
Hindalco Industries Ltd.	774,924	3,477,780
Hoa Phat Group JSC	1,323,400	2,688,526
KGHM Polska Miedz SA(b)	39,126	1,879,829
MMC Norilsk Nickel PJSC (ADR)	214,110	6,699,502
POSCO	10,740	3,043,245

		51,323,926

		75,680,823

Utilities–3.8%
Electric Utilities–1.6%
Centrais Eletricas Brasileiras SA	372,700	2,269,181
Centrais Eletricas Brasileiras SA (Preference Shares)	22,500	139,150
Equatorial Energia SA	2,308,500	10,171,320
Power Grid Corp. of India Ltd.	3,642,313	10,761,795

		23,341,446

Gas Utilities–2.2%
China Resources Gas Group Ltd.	840,000	4,662,339
ENN Energy Holdings Ltd.	205,100	3,308,114
GAIL India Ltd.	6,312,742	11,747,651
Kunlun Energy Co., Ltd.	12,762,000	13,464,123

		33,182,227

		56,523,673

Health Care–3.0%
Biotechnology–0.2%
Amicogen, Inc.(b)	35,620	1,197,986
Zai Lab Ltd. (ADR)(b)	12,080	1,611,835

		2,809,821

Health Care Equipment & Supplies–0.0%
Yestar Healthcare Holdings Co., Ltd.(b)	1,997,500	295,484

Health Care Providers & Services–1.6%
Dr. Lal PathLabs Ltd.(a)	60,725	2,245,444
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,430,800	6,743,458

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
Universal Vision Biotechnology Co., Ltd.	1,327,000	$15,074,772

		24,063,674

Health Care Technology–0.6%
Alibaba Health Information Technology Ltd.(b)	3,170,000	9,057,687

Pharmaceuticals–0.6%
Genomma Lab Internacional SAB de CV–Class B(b)	4,211,260	4,252,570
Richter Gedeon Nyrt	87,570	2,581,843
Yuhan Corp.	30,439	1,698,189

		8,532,602

		44,759,268

Energy–2.8%
Oil, Gas & Consumable Fuels–2.8%
LUKOIL PJSC (Sponsored ADR)	176,116	14,228,411
PetroChina Co., Ltd.–Class H	37,982,000	13,770,755
Petroleo Brasileiro SA (Preference Shares)	3,089,000	13,226,067

		41,225,233

Consumer Staples–2.7%
Food & Staples Retailing–0.9%
BGF retail Co., Ltd.	14,030	1,963,590
GS Retail Co., Ltd.	63,660	2,153,522
Raia Drogasil SA	348,500	1,551,599
X5 Retail Group NV (GDR)(a)	224,490	7,237,558

		12,906,269

Food Products–0.9%
Industrias Bachoco SAB de CV	900,128	2,995,068
Minerva SA/Brazil	2,144,600	3,886,353
WH Group Ltd.(a)	9,088,000	7,383,365

		14,264,786

Household Products–0.9%
C&S Paper Co., Ltd.	3,317,861	13,119,440

		40,290,495

Real Estate–2.0%
Real Estate Management & Development–2.0%
Ayala Land, Inc.	3,281,300	2,326,626
China Overseas Property Holdings Ltd.	2,710,000	2,537,345
CIFI Holdings Group Co., Ltd.	10,920,000	10,625,779
Midea Real Estate Holding Ltd.(a)	1,653,800	3,509,233
Times China Holdings Ltd.	5,768,000	7,956,006
Vincom Retail JSC(b)	2,551,433	3,629,732

		30,584,721

Total Common Stocks (cost $1,124,094,474)		1,440,093,790

Company	Shares	U.S. $ Value

EQUITY LINKED NOTES–2.8%

Information Technology–1.7%
Electronic Equipment, Instruments & Components–1.7%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	7,611,184	$25,628,995

Real Estate–0.5%
Real Estate Management & Development–0.5%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2023(b)	5,738,774	8,132,520

Financials–0.4%
Banks–0.4%
Asia Commercial Bank JSC, Macquarie Bank Ltd., expiring 09/03/2023(b)	2,258,000	3,258,565
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 06/07/2021(b)	149,890	615,800
Vietnam Technological & Commercial Joint Stock Bank, Macquarie Bank Ltd., expiring 08/10/2022(b)	917,720	1,606,756

		5,481,121

Consumer Discretionary–0.2%
Specialty Retail–0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	451,986	2,540,524

Total Equity Linked Notes (cost $29,581,970)		41,783,160

SHORT-TERM INVESTMENTS–0.6%
Investment Companies–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $9,170,518)	9,170,518	9,170,518

Total Investments—99.8% (cost $1,162,846,962)		1,491,047,468

Other assets less liabilities—0.2%		2,801,894

Net Assets—100.0%		$1,493,849,362

4	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	1,902	USD	2,232	05/27/2021	$(545)
Barclays Bank PLC	PHP	76,429	USD	1,561	04/22/2021	(11,119)
Barclays Bank PLC	HUF	1,409,180	USD	4,577	06/24/2021	19,532
BNP Paribas SA	USD	4,855	CNY	31,673	04/22/2021	(34,575)
BNP Paribas SA	TRY	18,552	USD	2,162	05/21/2021	(8,772)
Citibank, NA	BRL	96,721	USD	17,656	04/05/2021	472,245
Citibank, NA	BRL	56,553	USD	9,926	04/05/2021	(121,066)
Citibank, NA	USD	26,917	BRL	153,274	04/05/2021	313,640
Citibank, NA	CNY	110,568	USD	16,918	04/22/2021	92,233
Citibank, NA	KRW	31,454,391	USD	28,494	04/22/2021	600,568
Citibank, NA	USD	4,049	KRW	4,504,143	04/22/2021	(54,409)
Credit Suisse International	USD	8,852	ZAR	130,845	04/08/2021	10,394
Goldman Sachs Bank USA	KRW	2,553,051	USD	2,288	04/22/2021	24,217
Goldman Sachs Bank USA	USD	5,352	CNY	34,755	04/22/2021	(63,031)
Goldman Sachs Bank USA	USD	4,073	KRW	4,554,343	04/22/2021	(33,783)
Goldman Sachs Bank USA	RUB	3,289,593	USD	44,068	05/25/2021	812,789
HSBC Bank USA	CNY	40,438	USD	6,165	04/22/2021	10,919
JPMorgan Chase Bank, NA	BRL	21,295	USD	3,738	04/05/2021	(45,587)
JPMorgan Chase Bank, NA	USD	3,888	BRL	21,295	04/05/2021	(104,258)
JPMorgan Chase Bank, NA	CNY	61,160	USD	9,345	04/22/2021	38,185
Morgan Stanley Capital Services, Inc.	USD	3,057	ZAR	46,283	04/08/2021	78,246
Morgan Stanley Capital Services, Inc.	USD	3,084	ZAR	45,260	04/08/2021	(18,616)
Morgan Stanley Capital Services, Inc.	CNY	66,525	USD	10,224	04/22/2021	100,694
Morgan Stanley Capital Services, Inc.	KRW	6,144,699	USD	5,561	04/22/2021	111,454
Morgan Stanley Capital Services, Inc.	PHP	342,985	USD	7,101	04/22/2021	46,542
Morgan Stanley Capital Services, Inc.	USD	153,819	CNY	999,538	04/22/2021	(1,709,158)
Morgan Stanley Capital Services, Inc.	USD	15,213	MYR	62,927	09/23/2021	(78,130)
Natwest Markets PLC	BRL	18,873	USD	3,313	04/05/2021	(40,403)
Natwest Markets PLC	USD	3,388	BRL	18,873	04/05/2021	(35,130)
Natwest Markets PLC	KRW	4,469,963	USD	4,059	04/22/2021	94,681
Natwest Markets PLC	USD	3,155	HKD	24,458	05/21/2021	(8,200)
Standard Chartered Bank	HKD	63,743	USD	8,208	05/21/2021	7,348
State Street Bank & Trust Co.	CNY	52,813	USD	8,113	04/22/2021	76,149
State Street Bank & Trust Co.	USD	8,310	CNY	53,605	04/22/2021	(152,857)
State Street Bank & Trust Co.	USD	10,113	THB	311,647	05/13/2021	(142,403)
State Street Bank & Trust Co.	EUR	15,657	USD	18,706	05/27/2021	325,249
UBS AG	USD	16,161	ZAR	244,975	04/08/2021	431,402
UBS AG	USD	1,478	MXN	30,544	04/16/2021	14,434
UBS AG	HKD	219,189	USD	28,273	05/21/2021	75,358

						$1,094,237

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $91,565,458 or 6.1% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Schedule of Investments—Emerging Markets Portfolio	5

Currency Abbreviations:

BRL—Brazilian Real

CNY—Chinese Yuan Renminbi

EUR—Euro

HKD—Hong Kong Dollar

HUF—Hungarian Forint

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

RUB—Russian Ruble

THB—Thailand Baht

TRY—Turkish Lira

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

SCB–ST–1946–0321

Sanford C. Bernstein Fund, Inc.

March 31, 2021

Schedule of Investments To the Semi-Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2021 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADE–29.2%

Industrial–18.4%
Basic–1.4%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	1,773	$1,746,848
4.25%, 09/18/2029(a)		449	475,519
DuPont de Nemours, Inc. 4.205%, 11/15/2023		4,915	5,335,577
4.493%, 11/15/2025		4,913	5,560,288
Eastman Chemical Co. 3.80%, 03/15/2025		2,282	2,481,196
Fresnillo PLC 4.25%, 10/02/2050(a)		11,109	10,914,592
Glencore Funding LLC 4.125%, 05/30/2023(a)		2,622	2,801,319
GUSAP III LP 4.25%, 01/21/2030(a)		5,248	5,523,520
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		1,544	1,584,530
Inversiones CMPC SA 3.85%, 01/13/2030(a)		2,742	2,910,804
4.375%, 04/04/2027(a)		2,062	2,257,168
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		1,151	1,210,708
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		1,910	1,868,954
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		3,400	3,690,062
4.875%, 09/19/2022(a)		1,519	1,596,374
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,464,976

			51,422,435

Capital Goods–0.2%
Raytheon Technologies Corp. 3.95%, 08/16/2025		6,049	6,722,677
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,185,729

			7,908,406

Communications-Media–1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		868	957,595
4.80%, 03/01/2050		3,131	3,371,054
5.125%, 07/01/2049		1,949	2,200,187
Comcast Corp. 3.45%, 02/01/2050		3,250	3,338,205
4.15%, 10/15/2028		4,460	5,100,411

Principal Amount (000)			U.S. $ Value
Cox Communications, Inc. 2.95%, 06/30/2023(a)	U.S.$	2,401	$2,507,965
Prosus NV 3.68%, 01/21/2030(a)		550	568,563
4.027%, 08/03/2050(a)		1,993	1,813,630
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		5,470	5,487,777
2.39%, 06/03/2030(a)		3,060	2,949,412
3.24%, 06/03/2050(a)		4,830	4,430,704
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,532,748
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		6,619	7,550,293
ViacomCBS, Inc. 3.375%, 02/15/2028		3,742	3,980,552
3.70%, 06/01/2028		1,731	1,875,660
4.95%, 01/15/2031		1,830	2,161,706
Weibo Corp. 3.375%, 07/08/2030		11,908	11,780,108

			62,606,570

Communications-Telecommunications–1.2%
AT&T, Inc. 2.75%, 06/01/2031		1,793	1,786,222
3.50%, 09/15/2053(a)		10,244	9,473,344
3.65%, 09/15/2059(a)		4,421	4,046,453
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(a)		4,012	4,455,828
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		6,740	7,250,690
Verizon Communications, Inc. 2.987%, 10/30/2056(a)		4,503	3,961,469
3.40%, 03/22/2041		11,399	11,578,306
4.862%, 08/21/2046		2,993	3,606,056
5.012%, 04/15/2049		422	521,200

			46,679,568

Consumer Cyclical-Automotive–1.0%
General Motors Co. 6.125%, 10/01/2025		1,152	1,357,044
6.80%, 10/01/2027		1,611	2,002,989
General Motors Financial Co., Inc. 4.30%, 07/13/2025		1,405	1,545,135
5.10%, 01/17/2024		6,170	6,826,056
5.25%, 03/01/2026		1,600	1,833,376
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		10,500	11,021,640
Lear Corp. 3.50%, 05/30/2030		3,051	3,194,489
3.80%, 09/15/2027		933	1,017,343
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		8,330	9,074,452

			37,872,524

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025	U.S.$	4,875	$5,004,236
3.20%, 08/08/2024		960	1,000,934
3.90%, 08/08/2029		3,987	4,096,324
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	607,274

			10,708,768

Consumer Cyclical-Retailers–0.9%
Advance Auto Parts, Inc.
1.75%, 10/01/2027		2,127	2,093,266
3.90%, 04/15/2030		3,144	3,414,478
AutoNation, Inc. 4.75%, 06/01/2030		1,195	1,377,166
Falabella SA 3.75%, 10/30/2027(a)		2,945	3,170,477
InRetail Consumer 3.25%, 03/22/2028(a)		3,460	3,453,512
Ralph Lauren Corp. 2.95%, 06/15/2030		10,579	10,930,857
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,113,270

			33,553,026

Consumer Non-Cyclical–4.0%
AbbVie, Inc.
2.95%, 11/21/2026		5,352	5,697,311
4.25%, 11/21/2049		5,424	6,139,751
Altria Group, Inc.
3.40%, 05/06/2030		7,300	7,622,441
4.80%, 02/14/2029		4,904	5,627,879
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 06/01/2060		3,608	4,088,080
5.55%, 01/23/2049		9,040	11,658,074
Banner Health 1.897%, 01/01/2031		2,474	2,348,197
BAT Capital Corp.
2.259%, 03/25/2028		11,104	10,920,895
2.726%, 03/25/2031		4,352	4,229,709
4.70%, 04/02/2027		4,650	5,238,272
Biogen, Inc. 4.05%, 09/15/2025		7,188	7,987,234
Cencosud SA 5.15%, 02/12/2025(a)		6,910	7,711,128
Cigna Corp.
3.40%, 03/01/2027		8,649	9,394,457
3.75%, 07/15/2023		820	876,449
4.125%, 11/15/2025		2,682	2,991,959
4.375%, 10/15/2028		3,600	4,120,452
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032		1,899	1,738,178
2.75%, 01/22/2030		2,389	2,400,945
CVS Health Corp.
4.30%, 03/25/2028		460	522,155
5.05%, 03/25/2048		6,556	8,047,687

	Principal Amount (000)		U.S. $ Value
Gilead Sciences, Inc. 4.75%, 03/01/2046	U.S.$	10,009	$12,083,165
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,585	1,551,319
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		4,948	5,323,157
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		378	409,776
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	7,244,504
Tyson Foods, Inc.
3.95%, 08/15/2024		5,908	6,460,162
4.00%, 03/01/2026		763	846,190
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026		6,825	7,524,290
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		1,136	1,215,997

			152,019,813

Energy–5.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		11,885	12,716,118
Boardwalk Pipelines LP 3.40%, 02/15/2031		3,871	3,897,052
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	10,752,911
Cenovus Energy, Inc. 5.375%, 07/15/2025		2,065	2,323,786
Chevron USA, Inc.
3.90%, 11/15/2024		6,369	7,016,791
5.25%, 11/15/2043		5,674	7,389,761
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	9,981,590
Energy Transfer Operating LP
4.75%, 01/15/2026		6,615	7,345,957
6.25%, 04/15/2049		3,278	3,866,401
Eni SpA 4.25%, 05/09/2029(a)		3,228	3,606,967
Enterprise Products Operating LLC
3.35%, 03/15/2023		11	11,536
4.20%, 01/31/2050		9,811	10,457,447
Husky Energy, Inc. 4.40%, 04/15/2029		11,355	12,131,796
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023		7	7,324
Kinder Morgan, Inc. 3.15%, 01/15/2023		5,150	5,375,312
Marathon Oil Corp. 3.85%, 06/01/2025		10,900	11,696,572
Marathon Petroleum Corp.
5.125%, 12/15/2026		9,518	11,094,657
6.50%, 03/01/2041		1,683	2,231,338

2	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
MPLX LP 5.20%, 03/01/2047	U.S.$	10,984	$12,563,829
Oleoducto Central SA 4.00%, 07/14/2027(a)		631	666,494
ONEOK, Inc.
4.00%, 07/13/2027		4,900	5,315,912
4.35%, 03/15/2029		4,164	4,539,884
6.35%, 01/15/2031		1,192	1,495,507
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		407	406,955
4.50%, 12/15/2026		2,027	2,225,443
4.65%, 10/15/2025		11,148	12,237,048
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		1,876	1,800,116
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	7,563,812
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,397	1,392,809
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		8,737	11,492,038
Valero Energy Corp. 2.70%, 04/15/2023		3,902	4,051,486
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,134,108

			189,788,757

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		3,311	3,608,990

Services–0.5%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,826,496
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,472,954
Expedia Group, Inc. 6.25%, 05/01/2025(a)		211	243,990
Mastercard, Inc. 3.30%, 03/26/2027		2,665	2,930,434

			19,473,874

Technology–1.8%
Apple, Inc. 2.40%, 08/20/2050		7,394	6,445,646
Baidu, Inc. 3.425%, 04/07/2030		217	226,764
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		1,997	2,120,235
Broadcom, Inc.
3.50%, 02/15/2041(a)		5,266	5,044,881
4.11%, 09/15/2028		5,346	5,837,030
4.15%, 11/15/2030		6,902	7,447,051
5.00%, 04/15/2030		6,078	6,927,218
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,910,981
Infor, Inc. 1.75%, 07/15/2025(a)		2,719	2,745,075

	Principal Amount (000)		U.S. $ Value
Micron Technology, Inc. 4.185%, 02/15/2027	U.S.$	9,824	$10,909,257
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		1,102	1,318,389
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		839	880,170
Oracle Corp.
2.50%, 04/01/2025		6,769	7,100,004
3.95%, 03/25/2051		6,642	6,857,599
SK Hynix, Inc. 2.375%, 01/19/2031(a)		1,818	1,722,101

			67,492,401

Transportation-Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(a)		3,393	3,620,918
4.75%, 10/20/2028(a)		3,940	4,286,799
Southwest Airlines Co. 5.25%, 05/04/2025		4,073	4,633,852

			12,541,569

Transportation-Railroads–0.1%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(a)		471	498,082
5.875%, 07/05/2034(a)		1,161	1,353,524

			1,851,606

Transportation-Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(a)		1,235	1,245,806

			698,774,113

Financial Institutions–10.2%
Banking–7.1%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,312,761
AIB Group PLC 4.75%, 10/12/2023(a)		572	625,047
American Express Co.
Series B
3.622% (LIBOR 3 Month + 3.43%), 05/15/2021(b)(c)		616	616,092
Series C
3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(b)(c)		1,532	1,522,885
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	453,697
Banco de Credito del Peru 3.125%, 07/01/2030(a)		5,996	5,986,107
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		2,650	2,975,420

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
Banco Santander SA
2.749%, 12/03/2030	U.S.$	3,000	$2,852,130
3.49%, 05/28/2030		1,000	1,044,920
5.179%, 11/19/2025		9,800	11,135,152
Bank of America Corp.
5.00%, 05/13/2021		10	10,051
Series DD
6.30%, 03/10/2026(b)		1,628	1,866,632
Series L
3.95%, 04/21/2025		4,925	5,399,031
Series Z
6.50%, 10/23/2024(b)		2,548	2,861,328
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		1,628	1,764,622
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,728,125
BBVA USA 2.875%, 06/29/2022		8,460	8,700,179
BNP Paribas SA 1.323%, 01/13/2027(a)		3,168	3,101,187
BPCE SA
2.75%, 01/11/2023(a)		1,822	1,893,696
5.70%, 10/22/2023(a)		1,991	2,223,808
Capital One Financial Corp.
2.60%, 05/11/2023		3,355	3,491,213
3.30%, 10/30/2024		8,359	9,013,259
Series E
3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(b)(c)		3,790	3,788,257
CITIC Ltd. 2.85%, 02/25/2030(a)		3,688	3,654,577
Citigroup, Inc.
4.45%, 09/29/2027		7,045	7,923,511
4.50%, 01/14/2022		11	11,357
5.95%, 01/30/2023(b)		2,569	2,696,166
Series R
4.672% (LIBOR 3 Month + 4.48%), 05/15/2021(b)(c)		2,355	2,357,944
Series W
4.00%, 12/10/2025(b)		3,243	3,270,922
Cooperatieve Rabobank UA
3.95%, 11/09/2022		1,581	1,664,398
4.375%, 08/04/2025		6,380	7,068,976
Credit Agricole SA/London
3.25%, 10/04/2024(a)		1,287	1,382,199
3.375%, 01/10/2022(a)		576	589,421
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,761,417
Deutsche Bank AG/New York NY
2.129%, 11/24/2026		4,221	4,229,147
3.961%, 11/26/2025		1,336	1,445,659
Discover Bank 4.682%, 08/09/2028		2,264	2,415,530

Principal Amount (000)			U.S. $ Value
Goldman Sachs Group, Inc. (The)
5.25%, 07/27/2021	U.S.$	6	$6,092
5.75%, 01/24/2022		14	14,608
HSBC Holdings PLC
4.041%, 03/13/2028		7,182	7,875,207
4.25%, 03/14/2024		3,943	4,289,550
4.292%, 09/12/2026		2,495	2,762,938
6.375%, 03/30/2025(b)		1,725	1,902,934
ING Groep NV 2.727%, 04/01/2032		6,439	6,433,076
JPMorgan Chase & Co.
2.083%, 04/22/2026		4,480	4,601,722
3.54%, 05/01/2028		10,073	10,981,484
Series I
3.682% (LIBOR 3 Month + 3.47%), 04/30/2021(b)(c)		3,323	3,312,067
Series V
3.558% (LIBOR 3 Month + 3.32%), 07/01/2021(b)(c)		1,622	1,609,284
Series Z
4.005% (LIBOR 3 Month + 3.80%), 05/01/2021(b)(c)		2,716	2,717,711
Morgan Stanley
3.591%, 07/22/2028		8,591	9,361,870
5.00%, 11/24/2025		3,110	3,574,167
7.25%, 04/01/2032		15	21,074
Series H
3.851% (LIBOR 3 Month + 3.61%), 07/15/2021(b)(c)		772	771,359
Series J
4.051% (LIBOR 3 Month + 3.81%), 04/15/2021(b)(c)		7,335	7,337,494
Natwest Group PLC
8.625%, 08/15/2021(b)		7,871	8,080,998
Series U
2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		2,900	2,869,347
Santander Holdings USA, Inc. 4.40%, 07/13/2027		3,049	3,370,456
Societe Generale SA 4.25%, 08/19/2026(a)		6,700	7,292,280
Standard Chartered PLC
1.722% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		300	281,355
4.30%, 02/19/2027(a)		9,464	10,248,944
5.20%, 01/26/2024(a)		3,782	4,153,657
7.50%, 04/02/2022(a)(b)		1,882	1,969,155
7.75%, 04/02/2023(a)(b)		822	892,002
State Street Corp. 2.901%, 03/30/2026		498	530,186
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		6,656	7,258,501
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,521,875
UBS Group AG 7.00%, 01/31/2024–02/19/2025(a)(b)		3,426	3,778,604

4	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
UniCredit SpA 2.569%, 09/22/2026(a)	U.S.$	11,095	$11,147,812
US Bancorp Series J 5.30%, 04/15/2027(b)		3,485	3,816,110
Wells Fargo & Co.
2.188%, 04/30/2026		3,502	3,612,698
3.75%, 01/24/2024		6,552	7,084,612
3.90%, 03/15/2026(b)		2,664	2,692,878

			269,010,930

Brokerage–0.3%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(b)		3,271	3,616,221
Series I
4.00%, 06/01/2026(b)		7,570	7,687,562

			11,303,783

Finance–1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		613	714,948
Air Lease Corp.
2.875%, 01/15/2026		2,045	2,116,554
3.625%, 04/01/2027		303	320,007
3.875%, 07/03/2023		606	644,414
4.25%, 02/01/2024		2,411	2,615,043
Aircastle Ltd.
2.85%, 01/26/2028(a)		8,390	8,002,634
4.125%, 05/01/2024		1,481	1,564,602
4.25%, 06/15/2026		530	558,106
4.40%, 09/25/2023		3,751	3,998,791
5.00%, 04/01/2023		306	326,242
5.25%, 08/11/2025(a)		3,730	4,063,910
Aviation Capital Group LLC
1.95%, 01/30/2026(a)		4,176	4,069,053
2.875%, 01/20/2022(a)		582	590,282
3.50%, 11/01/2027(a)		1,314	1,351,042
3.875%, 05/01/2023(a)		3,183	3,324,994
4.125%, 08/01/2025(a)		35	37,282
4.375%, 01/30/2024(a)		1,300	1,382,563
4.875%, 10/01/2025(a)		1,447	1,579,357
5.50%, 12/15/2024(a)		3,623	4,061,021
CDBL Funding 1 3.50%, 10/24/2027(a)		5,770	6,119,806
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	250	366,035
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	9,960	11,292,648
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		2,843	3,253,415
Synchrony Financial 4.50%, 07/23/2025		6,600	7,310,358

			69,663,107

	Principal Amount (000)		U.S. $ Value
Insurance–0.7%
Alleghany Corp. 3.625%, 05/15/2030	U.S.$	7,452	$8,035,194
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		2,851	3,315,342
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		5,200	7,225,296
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		2,058	3,343,036
Prudential Financial, Inc.
5.20%, 03/15/2044		1,970	2,098,897
5.375%, 05/15/2045		615	674,040
5.875%, 09/15/2042		459	485,002
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,298,589

			28,475,396

Other Finance–0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	711,950
China Cinda 2020 I Management Ltd. 3.125%, 03/18/2030(a)		5,905	5,936,371

			6,648,321

REITS–0.1%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	213,164
Rexford Industrial Realty LP 2.125%, 12/01/2030		5,037	4,705,213

			4,918,377

			390,019,914

Utility–0.6%
Electric–0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		1,670	1,727,866
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		3,081	2,499,461
Colbun SA 3.15%, 03/06/2030(a)		400	409,250
Enel Chile SA 4.875%, 06/12/2028		4,545	5,250,895
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		7,000	7,880,075
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		1,368	1,450,381

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(a)	U.S.$	2,389	$2,601,024

			21,818,952

Total Corporates—Investment Grade (cost $1,079,604,667)			1,110,612,979

GOVERNMENTS-TREASURIES–27.8%
Malaysia–0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	8,674,363

Netherlands–1.1%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	42,338,050

United States–26.5%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	12,265	9,225,580
1.875%, 02/15/2051		44,085	38,967,007
2.00%, 02/15/2050		2,460	2,242,828
2.25%, 08/15/2046		12,530	12,120,817
2.375%, 11/15/2049		2,885	2,857,502
2.50%, 02/15/2045–05/15/2046		25,872	26,288,227
3.00%, 05/15/2045–02/15/2049		78,384	87,560,813
3.375%, 05/15/2044		5,710	6,737,210
3.50%, 02/15/2039		4,254	5,085,524
3.75%, 11/15/2043		10,205	12,724,359
4.375%, 02/15/2038–11/15/2039		49,130	65,470,031
4.50%, 02/15/2036		4,048	5,346,627
4.75%, 02/15/2037		4,156	5,674,239
5.50%, 08/15/2028		10,214	13,112,222
U.S. Treasury Notes
0.125%, 08/31/2022–02/28/2023		511,722	511,649,172
0.875%, 11/15/2030		7,436	6,871,329
1.50%, 02/15/2030		11,115	10,970,852
1.75%, 11/30/2021(d)		28,028	28,343,315
1.75%, 11/15/2029		11,550	11,679,938
1.875%, 01/31/2022		9,965	10,114,475
2.00%, 12/31/2021		26,704	27,092,042
2.125%, 08/15/2021(d)		32,897	33,154,008
2.25%, 04/30/2021–02/15/2027		38,231	38,479,261
2.625%, 02/15/2029		30,853	33,350,381

			1,005,117,759

Total Governments—Treasuries (cost $1,037,910,491)			1,056,130,172

Principal Amount (000)				U.S. $ Value

MORTGAGE PASS-THROUGHS–10.0%
Agency Fixed Rate 30-Year–9.1%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 09/01/2049–11/01/2049	U.S.$	26,658		$28,595,510
Series 2020
3.50%, 01/01/2050		7,777		8,406,508
Federal Home Loan Mortgage Corp. Gold
Series 2003
5.00%, 08/01/2033		1		974
Series 2007
5.50%, 07/01/2035		806		926,560
Series 2016
4.00%, 02/01/2046		7,160		7,913,228
Series 2017
4.00%, 07/01/2044		5,705		6,300,771
Series 2018
4.00%, 08/01/2048		4,481		4,863,850
4.50%, 10/01/2048–11/01/2048		16,482		18,180,595
5.00%, 09/01/2048–11/01/2048		6,049		6,785,383
Federal National Mortgage Association
Series 2001
6.50%, 08/01/2031		2		1,993
Series 2002
6.50%, 09/01/2032		0	**	182
Series 2003
5.50%, 04/01/2033–11/01/2033		2,258		2,587,688
Series 2004
5.50%, 04/01/2034–11/01/2034		1,969		2,266,672
6.50%, 08/01/2034		2		1,872
Series 2005
5.50%, 02/01/2035		1,759		2,024,477
Series 2006
5.50%, 04/01/2036		322		373,641
Series 2007
5.50%, 09/01/2036		675		778,558
Series 2008
6.00%, 03/01/2037		4		5,282
Series 2010
4.00%, 12/01/2040		3,434		3,768,197
Series 2012
3.50%, 02/01/2042–01/01/2043		26,333		28,577,770
Series 2013
3.50%, 04/01/2043		12,836		13,928,525
4.00%, 10/01/2043		10,671		11,762,684
Series 2015
3.00%, 05/01/2045–08/01/2045		13,722		14,436,092
Series 2018
3.50%, 02/01/2048–05/01/2048		8,580		9,112,539
4.50%, 09/01/2048		15,439		17,029,500
Series 2019
3.50%, 08/01/2049–11/01/2049		29,174		31,220,892
Series 2020
3.50%, 01/01/2050		7,971		8,576,319

6	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)				U.S. $ Value
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–12/20/2046	U.S.$	5,817		$6,137,693
Uniform Mortgage-Backed Security
Series 2021
2.00%, 04/01/2051, TBA		35,770		35,661,012
2.50%, 04/01/2051, TBA		73,610		75,479,002

				345,703,969

Agency Fixed Rate 15-Year–0.9%
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027		16		16,169
Series 2016
2.50%, 02/01/2031–01/01/2032		28,444		29,743,827
Series 2017
2.50%, 01/01/2032–02/01/2032		3,855		4,031,352

				33,791,348

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029–10/01/2029		440		488,134

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006
2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(c)		0	**	170
Series 2007
2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		605

				775

Total Mortgage Pass-Throughs (cost $369,484,900)				379,984,226

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.1%
Non-Agency Fixed Rate CMBS–6.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		2,805		2,514,985
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871		951,377
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523		3,827,901
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525		9,328,060

Principal Amount (000)			U.S. $ Value
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058	U.S.$	3,655	$3,952,469
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		11,325	11,808,991
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5
3.137%, 02/10/2048		7,490	7,993,662
Series 2015-GC35, Class A4
3.818%, 11/10/2048		3,530	3,885,398
Series 2016-C1, Class A4
3.209%, 05/10/2049		12,141	13,053,516
Series 2016-GC36, Class A5
3.616%, 02/10/2049		3,982	4,353,633
Series 2018-B2, Class A4
4.009%, 03/10/2051		5,890	6,569,080
Commercial Mortgage Trust
Series 2012-CR3, Class E
4.751%, 10/15/2045(a)		3,938	2,104,528
Series 2013-SFS, Class A1
1.873%, 04/12/2035(a)		1,359	1,364,688
Series 2015-3BP, Class A
3.178%, 02/10/2035(a)		1,705	1,809,562
Series 2015-CR24, Class A5
3.696%, 08/10/2048		3,925	4,310,223
Series 2015-DC1, Class A5
3.35%, 02/10/2048		6,250	6,727,370
Series 2015-PC1, Class A5
3.902%, 07/10/2050		7,135	7,847,355
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4
3.504%, 06/15/2057		3,451	3,724,605
Series 2015-C3, Class A4
3.718%, 08/15/2048		6,101	6,654,315
Series 2015-C4, Class A4
3.808%, 11/15/2048		7,715	8,463,343
GS Mortgage Securities Trust
Series 2011-GC5, Class D
5.406%, 08/10/2044(a)		333	203,454
Series 2013-G1, Class A1
2.059%, 04/10/2031(a)		200	201,094
Series 2013-G1, Class A2
3.557%, 04/10/2031(a)		6,804	6,607,311
Series 2014-GC22, Class A5
3.862%, 06/10/2047		6,360	6,891,595
GSF
Series 2021-1, Class A1
1.433%, 08/15/2026(e)(f)(g)		406	406,191
Series 2021-1, Class A2
2.435%, 08/15/2026(e)(f)(g)		907	934,210
Series 2021-1, Class AS
2.638%, 08/15/2026(e)(f)(g)		217	223,510

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D
4.703%, 08/15/2046(a)	U.S.$	2,527	$1,894,065
Series 2014-C21, Class A5
3.775%, 08/15/2047		6,300	6,798,617
Series 2014-C21, Class B
4.341%, 08/15/2047		1,857	1,942,992
Series 2015-C27, Class AS
3.634%, 02/15/2048		3,415	3,654,166
Series 2015-C30, Class A5
3.822%, 07/15/2048		3,820	4,200,349
Series 2015-C31, Class A3
3.801%, 08/15/2048		9,802	10,703,891
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D
5.425%, 08/15/2046(a)		1,285	1,151,388
Series 2012-C6, Class E
5.142%, 05/15/2045(a)		3,967	2,563,143
Series 2014-C20, Class A5
3.805%, 07/15/2047		9,950	10,735,116
Series 2016-JP3, Class B
3.397%, 08/15/2049		3,000	3,126,781
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,384	801,835
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		5,532	5,615,508
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,718,873
UBS Commercial Mortgage Trust
Series 2018-C10, Class A4
4.313%, 05/15/2051		7,900	8,963,079
Series 2018-C8, Class A4
3.983%, 02/15/2051		6,400	7,098,242
Series 2018-C9, Class A4
4.117%, 03/15/2051		10,270	11,467,250
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,795,362
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS
4.047%, 09/15/2048		2,906	3,166,615
Series 2015-SG1, Class C
4.463%, 09/15/2048		3,276	3,098,799
Series 2016-C35, Class XA
1.922%, 07/15/2048(h)		23,366	1,759,285
Series 2018-C43, Class A4
4.012%, 03/15/2051		4,550	5,079,159
Series 2019-C51, Class B
3.836%, 06/15/2052		1,269	1,350,270

Principal Amount (000)			U.S. $ Value
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA
1.17%, 03/15/2045(a)(h)	U.S.$	66,830	$1,148,139
Series 2014-C19, Class A5
4.101%, 03/15/2047		1,600	1,739,796
Series 2014-C21, Class A5
3.678%, 08/15/2047		6,200	6,691,952
Series 2014-C24, Class AS
3.931%, 11/15/2047		1,471	1,556,652

			249,533,750

Non-Agency Floating Rate CMBS–2.5%
Ashford Hospitality Trust
Series 2018-ASHF, Class A
1.006% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		3,638	3,631,266
Series 2018-KEYS, Class A
1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		7,150	7,143,397
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.106% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		10,570	10,318,054
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		6,218	6,249,158
BHMS Series 2018-ATLS, Class A 1.356% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		5,580	5,576,839
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.926% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		4,000	3,985,018
BX Trust Series 2018-EXCL, Class A 1.194% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		5,730	5,558,562
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		5,360	5,212,276
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		5,912	5,908,546
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.017% (SOFR + 2.00%), 01/25/2051(a)(c)		1,459	1,462,274
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		5,961	5,953,806

8	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)	U.S.$	1,456	$1,457,084
Series 2019-SMP, Class A
1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		1,700	1,698,972
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		6,860	7,078,898
Invitation Homes Trust
Series 2018-SFR2, Class C
1.386% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		2,050	2,055,405
Series 2018-SFR3, Class C
1.408% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(c)		3,950	3,962,258
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		530	527,955
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(g)		2,464	2,096,413
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A
0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		5,432	5,397,552
Series 2019-MILE, Class A
1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		2,750	2,758,502
Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		9,857	7,245,034

			95,277,269

Total Commercial Mortgage-Backed Securities (cost $341,191,172)			344,811,019

INFLATION-LINKED SECURITIES–8.1%
Canada–0.9%
Canadian Government Real Return Bond
0.50%, 12/01/2050	CAD	6,974	5,950,573
1.50%, 12/01/2044		27,043	27,480,481

			33,431,054

United States–7.2%
U.S. Treasury Inflation Index
0.125%, 01/15/2031 (TIPS)	U.S.$	9,103	9,794,102
0.25%, 01/15/2025 (TIPS)		190,671	207,056,623
0.375%, 07/15/2025 (TIPS)		45,549	50,160,470

Principal Amount (000)			U.S. $ Value
0.75%, 07/15/2028 (TIPS)	U.S.$	6,662	$7,591,817

			274,603,012

Total Inflation-Linked Securities (cost $302,736,238)			308,034,066

COLLATERALIZED MORTGAGE OBLIGATIONS–6.1%
Risk Share Floating Rate–4.2%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B
1.959% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		1,763	1,772,411
Series 2019-3A, Class M1B
1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		3,489	3,505,193
Series 2019-3A, Class M1C
2.059% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		575	572,769
Series 2020-2A, Class M1B
3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		3,206	3,231,267
Series 2020-3A, Class M1B
2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(c)		1,900	1,916,032
Series 2021-1A, Class M1C
2.967% (SOFR + 2.95%), 03/25/2031(a)(c)		4,197	4,179,165
Chase Mortgage Finance Corp. Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		1,093	1,108,873
Eagle Re Ltd.
Series 2018-1, Class M2
3.109% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		617	622,579
Series 2020-1, Class M1A
1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		6,400	6,381,560
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2
4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(c)		646	644,554
Series 2014-DN3, Class M3
4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(c)		947	961,310
Series 2015-DNA1, Class M3
3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		4,718	4,809,401
Series 2016-DNA3, Class M3
5.109% (LIBOR 1 Month + 5.00%), 12/25/2028(c)		4,754	5,000,345
Series 2016-DNA4, Class M3
3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		6,741	7,004,339

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value
Series 2016-HQA2, Class M3
5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(c)	U.S.$	298	$310,419
Series 2016-HQA3, Class M3
3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		2,030	2,103,007
Series 2017-DNA2, Class M2
3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		2,850	2,953,391
Series 2017-DNA3, Class M2
2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		7,295	7,433,482
Series 2017-HQA2, Class M2B
2.759% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		5,358	5,382,638
Series 2017-HQA3, Class M2
2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		8,623	8,731,795
Series 2020-DNA5, Class M2
2.817% (SOFR + 2.80%), 10/25/2050(a)(c)		6,500	6,537,597
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C01, Class 2M2
4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		385	386,166
Series 2015-C02, Class 2M2
4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		635	643,559
Series 2015-C03, Class 2M2
5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		1,265	1,281,447
Series 2015-C04, Class 1M2
5.809% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		1,409	1,494,238
Series 2016-C02, Class 1M2
6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(c)		736	775,081
Series 2016-C03, Class 1M2
5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(c)		2,178	2,285,816
Series 2016-C05, Class 2M2
4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		4,607	4,793,115
Series 2016-C06, Class 1M2
4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		1,352	1,406,987
Series 2016-C07, Class 2M2
4.459% (LIBOR 1 Month + 4.35%), 05/25/2029(c)		779	810,979
Series 2017-C01, Class 1M2
3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		3,487	3,591,696
Series 2017-C02, Class 2M2C
3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		6,096	6,259,894

Principal Amount (000)			U.S. $ Value
Home Re Ltd. Series 2020-1, Class M1B 3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)	U.S.$	5,050	$5,144,928
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(g)		415	408,467
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		4,533	4,539,251
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.709% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		9,200	9,345,359
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A
2.128% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		1,045	992,100
Series 2019-2R, Class A
2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		2,436	2,410,622
Series 2019-3R, Class A
2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		583	583,639
Series 2020-1R, Class A
2.465% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(g)		2,363	2,347,309
Radnor Re Ltd.
Series 2019-1, Class M1B
2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		2,657	2,664,061
Series 2019-2, Class M1B
1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		4,356	4,353,695
Series 2020-1, Class M1A
1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		1,924	1,924,271
Series 2020-2, Class M1C
4.709% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		3,672	3,741,742
Triangle Re Ltd.
Series 2020-1, Class M1B
4.009% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		10,600	10,770,637
Series 2021-1, Class M1A
1.807% (LIBOR 1 Month + 1.70%), 08/25/2033(a)(c)		7,563	7,563,445
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
5.359% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(g)		2,084	2,040,134

10	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2015-WF1, Class 2M2
5.609% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(g)	U.S.$	663	$655,398

			158,376,163

Agency Fixed Rate–0.9%
Federal Home Loan Mortgage Corp. REMICs
Series 4941, Class IO
4.00%, 12/15/2047(h)		23,702	3,577,881
Series 5008, Class AI
3.50%, 09/25/2050(h)		13,902	2,570,189
Series 5015, Class BI
4.00%, 09/25/2050(h)		20,981	3,877,340
Series 5040, Class AI
3.50%, 11/25/2050(h)		10,532	1,722,144
Series 5043, Class IO
5.00%, 11/25/2050(h)		26,795	5,136,104
Series 5049, Class CI
3.50%, 12/25/2050(h)		21,986	3,298,739
Series 5052, Class BI
5.00%, 12/25/2050(h)		21,334	3,548,443
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.67%, 05/28/2035		1,605	1,539,560
Federal National Mortgage Association REMICs
Series 2015-30, Class EI
5.00%, 05/25/2045(h)		10,539	1,741,268
Series 2020-89, Class KI
4.00%, 12/25/2050(h)		42,785	7,097,035

			34,108,703

Agency Floating Rate–0.8%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
5.994% (6.10%–LIBOR 1 Month), 12/15/2044(c)(i)		11,808	2,517,041
Series 4585, Class DS
5.894% (6.00%–LIBOR 1 Month), 05/15/2046(c)(i)		6,984	1,683,411
Series 4693, Class SL
6.044% (6.15%–LIBOR 1 Month), 06/15/2047(c)(i)		4,668	1,116,331
Series 4954, Class SL
5.941% (6.05%–LIBOR 1 Month), 02/25/2050(c)(i)		4,042	755,985
Series 4981, Class HS
5.991% (6.10%–LIBOR 1 Month), 06/25/2050(c)(i)		35,729	6,061,560
Federal National Mortgage Association REMICs
Series 2011-131, Class ST
6.431% (6.54%–LIBOR 1 Month), 12/25/2041(c)(i)		6,669	1,320,512

	Principal Amount (000)		U.S. $ Value
Series 2014-17, Class SA
5.941% (6.05%–LIBOR 1 Month), 04/25/2044(c)(i)	U.S.$	12,242	$2,996,001
Series 2015-26, Class SH
6.341% (6.45%–LIBOR 1 Month), 05/25/2045(c)(i)		9,071	1,862,127
Series 2016-106, Class ES
5.891% (6.00%–LIBOR 1 Month), 01/25/2047(c)(i)		5,253	1,047,334
Series 2017-62, Class AS
6.041% (6.15%–LIBOR 1 Month), 08/25/2047(c)(i)		7,368	1,544,860
Series 2017-81, Class SA
6.091% (6.20%–LIBOR 1 Month), 10/25/2047(c)(i)		11,495	2,704,329
Series 2017-97, Class SW
6.091% (6.20%–LIBOR 1 Month), 12/25/2047(c)(i)		9,155	2,068,648
Government National Mortgage Association
Series 2017-122, Class SA
6.089% (6.20%–LIBOR 1 Month), 08/20/2047(c)(i)		8,887	1,969,647
Series 2017-134, Class MS
6.089% (6.20%–LIBOR 1 Month), 09/20/2047(c)(i)		9,109	2,076,085
Series 2017-43, Class ST
5.989% (6.10%–LIBOR 1 Month), 03/20/2047(c)(i)		10,879	2,248,635

			31,972,506

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		379	336,942
Series 2006-24CB, Class A16
5.75%, 08/25/2036		2,518	1,965,724
Series 2006-28CB, Class A14
6.25%, 10/25/2036		1,665	1,234,351
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		663	599,367
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		715	479,250
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,746	1,204,654

			5,820,288

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.489% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		4,454	2,205,409

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.609% (LIBOR 1 Month + 0.50%), 03/25/2035(c)	U.S.$	1,045	$951,121

			3,156,530

Total Collateralized Mortgage Obligations (cost $232,306,268)			233,434,190

CORPORATES-NON-INVESTMENT GRADE–1.8%

Industrial–1.4%
Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		6,296	6,224,855
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		5,836	5,653,333

			11,878,188

Communications-Media–0.3%
Netflix, Inc. 5.875%, 11/15/2028		7,751	9,378,478

Communications-Telecommunications–0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		5,698	5,559,995
T-Mobile USA, Inc.
2.625%, 04/15/2026		1,797	1,822,176
3.375%, 04/15/2029		1,895	1,917,323

			9,299,494

Consumer Cyclical-Entertainment–0.2%
Mattel, Inc.
3.375%, 04/01/2026(a)		4,312	4,413,418
3.75%, 04/01/2029(a)		4,311	4,342,643

			8,756,061

Consumer Cyclical-Retailers–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		3,832	3,699,911

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		3,900	3,707,652
Newell Brands, Inc.
4.70%, 04/01/2026		2,719	2,998,731
4.875%, 06/01/2025		669	738,542

			7,444,925

Energy–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		2,143	1,975,760

			52,432,817

Principal Amount (000)			U.S. $ Value

Financial Institutions–0.4%
Banking–0.4%
Credit Suisse Group AG
6.375%, 08/21/2026(a)(b)	U.S.$	611	$649,224
7.50%, 07/17/2023–12/11/2023(a)(b)		8,565	9,118,974
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,204	6,762,794

			16,530,992

Total Corporates—Non-Investment Grade (cost $69,027,522)			68,963,809

ASSET-BACKED SECURITIES–1.6%
Other ABS-Fixed Rate–0.6%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		5,400	5,457,676
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	3,564,872
Hardee’s Funding LLC
Series 2018-1A, Class A23
5.71%, 06/20/2048(a)		3,267	3,626,476
Series 2020-1A, Class A2
3.981%, 12/20/2050(a)		2,644	2,729,213
Marlette Funding Trust
Series 2018-4A, Class A
3.71%, 12/15/2028(a)		39	38,856
Series 2020-1A, Class A
2.24%, 03/15/2030(a)		479	480,359
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		3,256	3,266,119
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		51	50,727
SoFi Consumer Loan Program LLC
Series 2017-5, Class A2
2.78%, 09/25/2026(a)		840	844,418
Series 2017-6, Class A2
2.82%, 11/25/2026(a)		162	162,669
SoFi Consumer Loan Program Trust
Series 2018-3, Class A2
3.67%, 08/25/2027(a)		456	457,216
Series 2019-3, Class A
2.90%, 05/25/2028(a)		1,256	1,265,981
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		3,392	3,418,542

			25,363,124

12	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Autos-Fixed Rate–0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$	1,959	$1,966,084
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		6,700	7,262,805
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		2,790	2,854,124
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		2,389	2,403,672
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		3,310	3,349,843
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)		1,077	1,081,483
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		1,017	1,020,964
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		1,019	1,022,045
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		660	663,549

			21,624,569

Credit Cards-Fixed Rate–0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(a)		4,282	4,281,684
World Financial Network Credit Card Master Trust Series 2018-B, Class M 3.81%, 07/15/2025		4,490	4,553,789
Series 2019-B, Class M 3.04%, 04/15/2026		5,000	5,129,098

			13,964,571

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.234% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		337	335,384
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.709% (LIBOR 1 Month + 0.60%), 04/25/2034(c)		3	3,336

			338,720

Total Asset-Backed Securities (cost $60,075,173)			61,290,984

Principal Amount (000)			U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–1.3%
CLO-Floating Rate–1.3%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)	U.S.$	3,905	$3,912,083
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)		4,670	4,682,245
Series 2020-78A, Class D 3.223% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)		2,130	2,134,867
Elevation CLO Ltd. Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		4,500	4,448,592
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		6,000	6,003,780
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)		2,090	2,096,577
Kayne CLO Ltd. Series 2021-11A, Class D 3.08% (LIBOR 3 Month + 2.90%), 04/15/2034(a)(c)		3,800	3,800,403
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		10,257	10,276,411
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		6,200	6,200,000
SCFF I Ltd. Series 2020-1A, Class A2A 3.491% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)		2,770	2,772,036
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		1,850	1,810,597

Total Collateralized Loan Obligations (cost $48,130,263)			48,137,591

Schedule of Investments—Intermediate Duration Portfolio	13

Principal Amount (000)			U.S. $ Value

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.9%
United States–0.9%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	U.S.$	4,170	$4,232,102
State Board of Administration Finance Corp.
Series 2020A
1.705%, 07/01/2027		6,821	6,846,062
State of California
5.70%, 11/01/2021		5,440	5,613,002
Series 2010
7.625%, 03/01/2040		8,520	13,663,267
Tobacco Settlement Finance Authority/WV
3.00%, 06/01/2035		4,970	5,102,769

Total Local Governments—US Municipal Bonds (cost $30,206,028)			35,457,202

EMERGING MARKETS-CORPORATE BONDS–0.8%

Industrial–0.8%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		3,420	3,428,379
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,602	1,634,040

			5,062,419

Capital Goods–0.4%
Cemex SAB de CV 3.875%, 07/11/2031(a)		6,305	6,156,833
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	5,170,428
6.95%, 01/17/2028(a)		1,797	1,968,254
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		3,418	79,052

			13,374,567

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		825	830,414

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		2,862	2,970,184

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		1,272	1,301,017
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	393,268

			1,694,285

	Principal Amount (000)		U.S. $ Value
Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)	U.S.$	3,438	$3,609,900

			27,541,769

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		565	579,136

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(a)(j)		2,188	357,968
7.125%, 12/26/2046(a)(j)		609	98,004

			455,972

Total Emerging Markets—Corporate Bonds (cost $32,091,643)			28,576,877

QUASI-SOVEREIGNS–0.7%

Quasi-Sovereign Bonds–0.7%
Indonesia–0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,207	2,398,347
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	3,843,969
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/2028(a)		2,363	2,730,003
6.15%, 05/21/2048(a)		900	1,094,697

			10,067,016

Malaysia–0.0%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		1,474	1,728,766

Mexico–0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		6,919	6,640,078
Petroleos Mexicanos
6.75%, 09/21/2047		3,731	3,172,096
6.84%, 01/23/2030		1,419	1,434,822

			11,246,996

Peru–0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		4,204	4,135,685

Total Quasi-Sovereigns (cost $26,176,455)			27,178,463

14	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

AGENCIES–0.6%
Agency Debentures–0.6%
Federal Home Loan Bank
1.875%, 07/07/2021	U.S.$	16,930	$17,012,619
2.50%, 02/13/2024		6,170	6,552,910

Total Agencies (cost $23,085,292)			23,565,529

GOVERNMENTS-SOVEREIGN BONDS–0.5%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031		2,490	2,437,088

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050		3,465	3,806,086

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		2,155	2,339,522

Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		4,056	4,298,092

United Arab Emirates–0.1%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		3,593	3,785,899

Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		1,501	1,738,057

Total Governments—Sovereign Bonds (cost $17,439,164)			18,404,744

EMERGING MARKETS-SOVEREIGNS–0.5%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		8,182	8,263,820

	Principal Amount (000)		U.S. $ Value
Egypt–0.2%
Egypt Government International Bond 5.875%, 02/16/2031(a)	U.S.$	7,688	$7,188,280

Oman–0.1%
Oman Government International Bond
4.875%, 02/01/2025(a)		1,111	1,157,871
6.25%, 01/25/2031(a)		1,612	1,686,051

			2,843,922

Total Emerging Markets—Sovereigns (cost $18,407,988)			18,296,022

	Shares

COMMON STOCKS–0.2%

Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(f)(k)(l) (cost $9,248,550)		9,249	9,141,237

	Principal Amount (000)

SHORT-TERM INVESTMENTS–2.4%
U.S. Treasury Bills–2.4%
U.S. Treasury Bill Zero Coupon, 04/29/2021 (cost $91,993,185)	U.S.$	91,995	91,993,926

Total Investments—101.6% (cost $3,789,114,999)			3,864,013,036

Other assets less liabilities—(1.6)%			(60,992,892)

Net Assets—100.0%			$3,803,020,144

Schedule of Investments—Intermediate Duration Portfolio	15

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Buxl 30 Yr Bond Futures	310	June 2021	$74,903,164	$(501,931)
U.S. 10 Yr Ultra Futures	1,031	June 2021	148,141,813	(2,232,136)
U.S. T-Note 2 Yr (CBT) Futures	1,370	June 2021	302,395,390	(66,979)
U.S. T-Note 5 Yr (CBT) Futures	660	June 2021	81,442,969	(237,711)
U.S. Ultra Bond (CBT) Futures	325	June 2021	58,896,094	(1,029,141)
Sold Contracts
10 Yr Canadian Bond Futures	640	June 2021	70,671,441	(385,789)
Long Gilt Futures	887	June 2021	156,019,281	1,973,670

				$(2,480,017)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	47,263	USD	8,268	04/05/2021	$(129,042)
Bank of America, NA	USD	8,296	BRL	47,263	04/05/2021	101,179
Barclays Bank PLC	BRL	47,332	USD	8,308	04/05/2021	(101,327)
Barclays Bank PLC	USD	8,699	BRL	47,332	04/05/2021	(290,016)
Barclays Bank PLC	AUD	98,616	USD	75,214	06/04/2021	290,285
BNP Paribas SA	ZAR	143,147	USD	9,217	04/08/2021	(478,064)
BNP Paribas SA	CAD	111,847	USD	88,123	04/22/2021	(881,653)
BNP Paribas SA	EUR	101,523	USD	121,311	05/27/2021	2,128,088
Citibank, NA	IDR	129,814,189	USD	8,902	04/15/2021	2,494
Citibank, NA	KRW	616,991	USD	566	04/22/2021	18,901
Citibank, NA	JPY	3,681,439	USD	34,739	05/20/2021	1,475,572
HSBC Bank USA	GBP	1,978	USD	2,761	04/09/2021	33,883
HSBC Bank USA	USD	9,416	IDR	131,846,729	04/15/2021	(376,394)
HSBC Bank USA	CAD	16,573	USD	13,156	04/22/2021	(32,597)
HSBC Bank USA	USD	76,802	CHF	69,183	05/06/2021	(3,544,565)
HSBC Bank USA	USD	32,864	JPY	3,601,329	05/20/2021	(324,892)
JPMorgan Chase Bank, NA	MXN	183,769	USD	8,551	04/16/2021	(430,443)
Morgan Stanley Capital Services, Inc.	NZD	102,184	USD	74,063	05/27/2021	2,705,337
Morgan Stanley Capital Services, Inc.	MYR	38,425	USD	9,289	09/23/2021	47,708
Natwest Markets PLC	USD	6,730	CAD	8,550	04/22/2021	73,918
Standard Chartered Bank	GBP	3,362	USD	4,675	04/09/2021	40,858
Standard Chartered Bank	USD	1,693	CHF	1,569	05/06/2021	(31,295)
Standard Chartered Bank	NZD	4,322	USD	3,007	05/27/2021	(11,138)
State Street Bank & Trust Co.	USD	1	GBP	1	04/09/2021	11
State Street Bank & Trust Co.	USD	4,235	GBP	3,039	04/09/2021	(45,229)
State Street Bank & Trust Co.	USD	48	SEK	403	04/15/2021	(2,198)
State Street Bank & Trust Co.	CAD	18,401	USD	14,579	04/22/2021	(63,643)
State Street Bank & Trust Co.	JPY	8,017	USD	73	05/20/2021	598
State Street Bank & Trust Co.	USD	89	JPY	9,780	05/20/2021	(525)
State Street Bank & Trust Co.	NZD	2,834	USD	2,059	05/27/2021	79,802
State Street Bank & Trust Co.	AUD	1,536	USD	1,165	06/04/2021	(1,508)
UBS AG	USD	9,485	ZAR	143,776	04/08/2021	253,191
UBS AG	USD	8,935	MXN	184,618	04/16/2021	87,242
UBS AG	USD	37,782	RUB	2,820,436	05/25/2021	(695,781)

						$(101,243)

16	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(1,502,818)	$764	$(1,503,582)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(229,425)	—	(229,425)
CAD	21,490	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	770,525	—	770,525
EUR	25,100	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/Annual	(4,398,032)	—	(4,398,032)
EUR	25,100	11/10/2050	0.022%	6 Month EURIBOR	Annual/Semi-Annual	3,843,079	193,155	3,649,924
CAD	21,490	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	903,838	863	902,975

						$(612,833)	$—	$(807,615)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	8,912	$978,537	$605,227	$373,310
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	7,235	794,403	526,430	267,973
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	3,618	397,256	279,596	117,660
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,867	204,996	126,132	78,864
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,787	196,213	118,081	78,132
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,786	196,103	118,015	78,088
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	559	61,425	112,408	(50,983)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	559	61,425	112,495	(51,070)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,752	522,562	936,250	(413,688)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,797	526,311	977,837	(451,526)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	11,881	1,306,514	2,362,080	(1,055,566)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	23,761	2,610,937	4,813,066	(2,202,129)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,173	458,543	723,802	(265,259)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	2,550	279,778	514,443	(234,665)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	2,226	244,600	431,894	(187,294)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,452	489,201	908,756	(419,555)

Schedule of Investments—Intermediate Duration Portfolio	17

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	39	$(10,504)	$(6,098)	$(4,406)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	129	(34,763)	(15,100)	(19,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	160	(43,104)	(20,364)	(22,740)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	138	(37,166)	(13,625)	(23,541)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	194	(52,264)	(23,893)	(28,371)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	260	(70,023)	(37,613)	(32,410)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	229	(61,692)	(29,132)	(32,560)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	225	(60,615)	(27,711)	(32,904)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	238	(64,098)	(30,640)	(33,458)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	248	(66,791)	(32,685)	(34,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	315	(84,861)	(38,795)	(46,066)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	320	(86,208)	(35,561)	(50,647)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	432	(116,417)	(50,568)	(65,849)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	460	(123,924)	(51,119)	(72,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	641	(172,686)	(68,292)	(104,394)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthy	12.50	USD	2,545	(685,410)	(195,653)	(489,757)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1	(269)	(121)	(148)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,375	(370,311)	(108,237)	(262,074)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,204	(593,574)	(317,390)	(276,184)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,776	(478,306)	(142,774)	(335,532)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,160	(581,724)	(124,871)	(456,853)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8,500	(2,289,191)	(570,465)	(1,718,726)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	8.17	USD	7,805	(614,340)	(148,206)	(466,134)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	345	(92,914)	(39,256)	(53,658)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,496	(402,898)	(182,988)	(219,910)

18	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	1,727	$(465,110)	$(211,243)	$(253,867)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,315	(892,785)	(368,073)	(524,712)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,315	(892,784)	(367,929)	(524,855)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,586	(1,235,086)	(319,369)	(915,717)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	148	(39,859)	(21,820)	(18,039)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,687	(454,337)	(267,651)	(186,686)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,982	(533,786)	(295,746)	(238,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,355	(634,241)	(379,009)	(255,232)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	308	(82,949)	(29,166)	(53,783)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	323	(86,989)	(30,596)	(56,393)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	415	(111,766)	(49,403)	(62,363)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	616	(165,899)	(76,304)	(89,595)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,260	(339,339)	(151,319)	(188,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,317	(354,690)	(124,381)	(230,309)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,997	(537,825)	(136,695)	(401,130)

						$(4,692,694)	$8,526,651	$(13,219,345)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $782,050,193 or 20.6% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Fair valued by the Adviser.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.45% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/15/2021	$406,191	$406,191	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	933,762	934,210	0.02%

Schedule of Investments—Intermediate Duration Portfolio	19

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	$223,404	$223,510	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/06/2015	7,350,792	7,078,898	0.19%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359%, 11/25/2024	11/06/2015	412,499	408,467	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056%, 11/15/2026	11/16/2015	2,460,137	2,096,413	0.06%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.465%, 02/27/2023	02/11/2020	2,362,526	2,347,309	0.06%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	579,136	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359%, 11/25/2025	09/28/2015	2,083,501	2,040,134	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609%, 11/25/2025	09/28/2015	660,072	655,398	0.02%

(h)	IO—Interest Only.
(i)	Inverse interest only security.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.
(k)	Non-income producing security.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$9,141,237	0.24%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR — Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2021 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–43.4%
United States–43.4%
U.S. Treasury Notes
0.125%, 08/31/2022	U.S.$	56,525	$56,525,000
1.125%, 09/30/2021(a)		6,966	7,003,007
1.50%, 08/31/2021		13,536	13,616,370
1.625%, 06/30/2021–08/15/2022		13,944	14,110,875
2.00%, 02/15/2022		3,007	3,057,743
2.25%, 04/30/2021		5,956	5,965,306
2.375%, 04/15/2021		14,135	14,146,043
2.875%, 11/15/2021		6,713	6,830,071

Total Governments—Treasuries (cost $120,856,627)			121,254,415

INFLATION-LINKED SECURITIES–7.2%
United States–7.2%
U.S. Treasury Inflation Index 0.125%, 10/15/2024 (TIPS)		4,689	5,071,023
0.25%, 01/15/2025 (TIPS)		13,941	15,139,224

Total Inflation-Linked Securities (cost $20,035,374)			20,210,247

CORPORATES-INVESTMENT GRADE–7.0%

Industrial–3.5%
Capital Goods–0.3%
Boeing Co. (The) 2.30%, 08/01/2021		610	613,160
John Deere Capital Corp. 3.20%, 01/10/2022		236	241,291

			854,451

Communications-Media–0.2%
Walt Disney Co. (The) 3.35%, 03/24/2025		561	608,242

Consumer Cyclical-Automotive–0.3%
General Motors Financial Co., Inc. 5.20%, 03/20/2023		274	297,147
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	614,063

			911,210

Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025		393	403,419
3.20%, 08/08/2024		227	236,679

			640,098

Consumer Non-Cyclical–1.6%
BAT International Finance PLC 1.668%, 03/25/2026		740	732,341

Principal Amount (000)			U.S. $ Value
Biogen, Inc. 4.05%, 09/15/2025	U.S.$	600	$666,714
Cencosud SA 5.15%, 02/12/2025(b)		481	536,766
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	899,229
Royalty Pharma PLC 0.75%, 09/02/2023(b)		735	734,059
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		491	532,275
Sutter Health Series 20A 1.321%, 08/15/2025		356	354,533

			4,455,917

Energy–0.3%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	476,927
Marathon Petroleum Corp. 4.50%, 05/01/2023		372	399,074

			876,001

Technology–0.4%
Infor, Inc. 1.45%, 07/15/2023(b)		157	159,313
International Business Machines Corp. 2.85%, 05/13/2022		675	694,244
Leidos, Inc. 2.95%, 05/15/2023(b)		137	143,232

			996,789

Transportation-Airlines–0.1%
Southwest Airlines Co. 5.25%, 05/04/2025		279	317,418

			9,660,126

Financial Institutions–3.4%
Banking–2.7%
BPCE SA 5.70%, 10/22/2023(b)		660	737,174
Capital One Financial Corp. 2.60%, 05/11/2023		230	239,338
Citigroup, Inc.
3.106%, 04/08/2026		346	369,531
3.142%, 01/24/2023		650	663,455
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	307,702
Credicorp Ltd. 2.75%, 06/17/2025(b)		389	397,266
Danske Bank A/S 3.244%, 12/20/2025(b)		525	558,884
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	246,854
Goldman Sachs Group, Inc. (The) 3.75%, 05/22/2025		222	242,499
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	377,591
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,026,380

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value
NatWest Markets PLC 3.625%, 09/29/2022(b)	U.S.$	825	$863,123
Royal Bank of Canada Series G 1.60%, 04/17/2023		572	585,482
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	617,901
UBS AG/London 1.75%, 04/21/2022(b)		212	214,915

			7,448,095

Finance–0.5%
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		273	266,008
3.875%, 05/01/2023(b)		214	223,547
5.50%, 12/15/2024(b)		65	72,858
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	938,619

			1,501,032

Insurance–0.2%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	665,996

			9,615,123

Utility–0.1%
Electric–0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		230	243,851

Total Corporates—Investment Grade (cost $19,097,320)			19,519,100

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.0%
Non-Agency Fixed Rate CMBS–3.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		185	165,872
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class AS
3.683%, 09/10/2045(b)		600	618,770
Series 2013-GC11, Class AS
3.422%, 04/10/2046		771	800,815
Series 2013-GC11, Class B
3.732%, 04/10/2046		350	362,959
Series 2013-GC11, Class XA
1.365%, 04/10/2046(c)		8,306	178,526
Series 2013-GC15, Class C
5.181%, 09/10/2046		516	540,518
Commercial Mortgage Trust
Series 2013-LC6, Class XA
1.313%, 01/10/2046(c)		2,277	38,613
Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	809,459

	Principal Amount (000)		U.S. $ Value
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.487%, 02/10/2046(c)	U.S.$	7,540	$169,308
GS Mortgage Securities Trust
Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	754,122
Series 2012-GC6, Class B 5.652%, 01/10/2045(b)		450	457,974
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	511,973
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	533,495
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	538,790
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)(f)		36	35,885
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)(f)		61	62,830
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)(f)		15	15,450
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.829%, 09/15/2047(c)		10,030	237,855
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class D 5.722%, 11/15/2043(b)		546	472,608
Series 2012-C8, Class C 4.623%, 10/15/2045(b)		355	330,578
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		516	523,572
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.261%, 07/15/2049(b)		250	244,655
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A3 2.533%, 12/10/2045		612	612,655
Series 2013-C5, Class C 4.084%, 03/10/2046(b)		505	494,652
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,495
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class C 5.335%, 03/15/2044(b)		250	249,120
Series 2012-C10, Class XA 1.52%, 12/15/2045(b)(c)		1,057	22,852

			9,847,401

22	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Non-Agency Floating Rate CMBS–2.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(g)	U.S.$	225	$224,792
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(g)		411	413,060
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(g)		180	175,039
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(g)		297	296,682
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.356% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(g)		469	469,006
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(g)		700	699,155
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(g)		503	503,030
Series 2019-SMP, Class A
1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(g)		250	249,849
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		470	484,997
Invitation Homes Trust
Series 2018-SFR1, Class C
1.358% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(g)		880	881,516
Series 2018-SFR3, Class A
1.108% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(g)		207	207,690
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(b)(g)		43	43,023
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.156% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(g)		365	310,137
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A
0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(g)		409	406,237

Principal Amount (000)			U.S. $ Value
Series 2019-MILE, Class A 1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(g)	U.S.$	166	$166,129
Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(g)		859	631,266

			6,161,608

Agency CMBS–0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		685	704,725
Government National Mortgage Association Series 2006-51, Class IO 0.972%, 08/16/2046(c)		357	894

			705,619

Total Commercial Mortgage-Backed Securities (cost $17,167,927)			16,714,628

ASSET-BACKED SECURITIES–5.6%
Autos-Fixed Rate–4.2%
AmeriCredit Automobile Receivables Trust Series 2020-1, Class A2A 1.10%, 03/20/2023		346	346,574
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	187,480
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	621,721
Chase Auto Credit Linked Notes
Series 2020-1, Class C
1.389%, 01/25/2028(b)		618	621,697
Series 2020-2, Class D
1.487%, 02/25/2028(b)		240	240,159
Series 2021-1, Class B
0.875%, 09/25/2028(b)		829	828,307
CPS Auto Receivables Trust Series 2020-C, Class B 1.01%, 01/15/2025(b)		603	604,649
CPS Auto Trust Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	633,899
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(b)		760	757,839
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		540	538,541

Schedule of Investments—Short Duration Plus Portfolio	23

Principal Amount (000)			U.S. $ Value
Exeter Automobile Receivables Trust
Series 2019-3A, Class B
2.58%, 08/15/2023(b)	U.S.$	313	$313,892
Series 2020-3A, Class C
1.32%, 07/15/2025		477	482,200
First Investors Auto Owner Trust
Series 2018-1A, Class E
5.35%, 07/15/2024(b)		650	680,058
Series 2020-1A, Class A
1.49%, 01/15/2025(b)		154	154,924
Series 2021-1A, Class C
1.17%, 03/15/2027(b)		351	350,857
Flagship Credit Auto Trust
Series 2019-4, Class B
2.53%, 11/17/2025(b)		590	607,343
Series 2020-4, Class C
1.28%, 02/16/2027(b)		615	618,150
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	226,736
Hertz Vehicle Financing II LP
Series 2017-1A, Class A
2.96%, 10/25/2021(b)		87	87,089
Series 2019-2A, Class A
3.42%, 05/25/2025(b)		79	79,106
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	722,847
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	426,496
Westlake Automobile Receivables Trust
Series 2020-3A, Class C
1.24%, 11/17/2025(b)		657	662,798
Series 2021-1A, Class C
0.95%, 03/16/2026(b)		837	836,504

			11,629,866

Other ABS-Fixed Rate–1.2%
Affirm Asset Securitization Trust
Series 2020-A, Class A
2.10%, 02/18/2025(b)		206	208,200
Series 2021-A, Class A
0.88%, 08/15/2025(b)		479	479,323
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		100	101,853
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	171,478
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		874	970,417

	Principal Amount (000)		U.S. $ Value
Marlette Funding Trust
Series 2019-1A, Class A
3.44%, 04/16/2029(b)	U.S.$	70	$70,518
Series 2019-3A, Class A
2.69%, 09/17/2029(b)		93	93,036
Series 2020-1A, Class A
2.24%, 03/15/2030(b)		55	55,568
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		226	226,739
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		6	6,256
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(b)		63	63,258
SoFi Consumer Loan Program Trust
Series 2018-3, Class A2
3.67%, 08/25/2027(b)		17	17,463
Series 2019-3, Class A
2.90%, 05/25/2028(b)		97	97,383
Upstart Holdings, Inc. Series 2021-1, Class A 0.87%, 03/20/2031(b)		224	224,434
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		603	607,273

			3,393,199

Credit Cards-Fixed Rate–0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(b)		555	554,959

Total Asset-Backed Securities (cost $15,519,153)			15,578,024

COLLATERALIZED MORTGAGE OBLIGATIONS–4.9%
Risk Share Floating Rate–2.7%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B
1.859% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(g)		400	395,768
Series 2019-3A, Class M1B
1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(g)		260	260,793
Series 2020-2A, Class M1B
3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(g)		220	222,138
Series 2020-3A, Class M1B
2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(g)		151	152,549
Series 2021-1A, Class M1B
2.217% (SOFR + 2.20%), 03/25/2031(b)(g)		684	683,292

24	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Chase Mortgage Finance Corp. Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(g)	U.S.$	79	$80,085
Eagle Re Ltd. Series 2020-1, Class M1A 1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(g)		375	373,920
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3
3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(g)		316	321,789
Series 2017-HQA3, Class M2
2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(g)		664	672,515
Series 2020-DNA5, Class M1
1.317% (SOFR+ 1.30%), 10/25/2050(b)(g)		99	99,467
Series 2020-DNA6, Class M1
0.917% (SOFR + 0.90%), 12/25/2050(b)(g)		173	173,372
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2
5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		358	368,598
Series 2015-C01, Class 1M2
4.409% (LIBOR 1 Month + 4.30%), 02/25/2025(g)		100	101,388
Series 2015-C02, Class 1M2
4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		24	24,030
Series 2016-C03, Class 2M2
6.009% (LIBOR 1 Month + 5.90%), 10/25/2028(g)		280	295,696
Series 2016-C06, Class 1M2
4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(g)		159	165,835
Home Re Ltd.
Series 2020-1, Class M1B
3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(g)		336	342,134
Series 2021-1, Class M1A
1.159% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(g)		754	752,708
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(g)		284	284,738
Oaktown Re V Ltd. Series 2020-2A, Class M1A 2.509% (LIBOR 1 Month + 2.40%), 10/25/2030(b)(g)		151	152,446

	Principal Amount (000)		U.S. $ Value
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A
2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(g)	U.S.$	153	$151,169
Series 2019-3R, Class A
2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(g)		61	60,973
Radnor Re Ltd.
Series 2019-1, Class M1B
2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(g)		192	192,076
Series 2019-2, Class M1B
1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(g)		222	221,464
Series 2020-1, Class M1A
1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(g)		185	184,733
Triangle Re Ltd.
Series 2020-1, Class M1A
3.109% (LIBOR 1 Month + 3.00%), 10/25/2030(b)(g)		250	250,969
Series 2021-1, Class M1A
1.807% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(g)		494	493,657

			7,478,302

Agency Fixed Rate–1.3%
Federal Home Loan Mortgage Corp. REMICs
Series 4029, Class NE
2.50%, 03/15/2041		537	552,282
Series 4941, Class IO
4.00%, 12/15/2047(c)		1,797	271,232
Series 4976, Class MI
4.50%, 05/25/2050(c)		1,731	315,782
Series 5008, Class AI
3.50%, 09/25/2050(c)		2,037	376,522
Series 5013, Class JI
4.00%, 09/25/2050(c)		3,030	419,164
Series 5015, Class DI
4.00%, 09/25/2050(c)		2,421	426,182
Series 5034, Class BI
4.50%, 11/25/2050(c)		1,656	338,761
Series 5049, Class CI
3.50%, 12/25/2050(c)		1,457	218,547
Federal National Mortgage Association REMICs
Series 2014-54, Class LA
3.00%, 02/25/2044		101	102,809
Series 2020-89, Class KI
4.00%, 12/25/2050(c)		2,935	486,789

			3,508,070

Schedule of Investments—Short Duration Plus Portfolio	25

Principal Amount (000)			U.S. $ Value
Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF
0.606% (LIBOR 1 Month + 0.50%), 06/15/2039(g)	U.S.$	404	$408,788
Series 4286, Class VF
0.556% (LIBOR 1 Month + 0.45%), 12/15/2043(g)		365	368,384
Federal National Mortgage Association REMICs
Series 2013-57, Class FN
0.459% (LIBOR 1 Month + 0.35%), 06/25/2043(g)		282	283,525
Series 2014-49, Class AF
0.443% (LIBOR 1 Month + 0.32%), 08/25/2044(g)		466	465,245

			1,525,942

Non-Agency Floating Rate–0.3%
Mello Warehouse Securitization Trust
Series 2020-1, Class A
1.009% (LIBOR 1 Month + 0.90%), 10/25/2053(b)(g)		514	514,049
Series 2021-1, Class A
0.809% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(g)		346	342,706

			856,755

Non-Agency Fixed Rate–0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A Zero Coupon, 02/25/2055(b)(d)		396	395,564

Total Collateralized Mortgage Obligations (cost $13,625,215)			13,764,633

AGENCIES–2.8%
Agency Debentures–2.8%
Federal Home Loan Bank
1.375%, 02/17/2023		750	766,845
2.50%, 02/13/2024		445	472,617
3.00%, 10/12/2021		1,450	1,472,663
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	2,000,592
Federal National Mortgage Association
2.50%, 02/05/2024		810	859,661
2.75%, 06/22/2021		2,217	2,230,391

Total Agencies (cost $7,667,041)			7,802,769

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–1.0%
Agency Fixed Rate 30-Year–1.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049	U.S.$	1,172	$1,257,706
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		861	980,261
Government National Mortgage Association
Series 2002
7.50%, 03/15/2032		41	48,165
Series 2009
5.00%, 10/15/2039		346	393,498

			2,679,630

Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025		56	57,893
6.50%, 03/01/2026		75	79,433
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		0	226

			137,552

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.577% (LIBOR 6 Month + 1.31%), 01/01/2037(g)		1	1,290

Total Mortgage Pass-Throughs (cost $2,716,284)			2,818,472

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.9%
United States–0.9%
California Earthquake Authority
Series 2020B
1.227%, 07/01/2021		130	130,314
City of New York NY
Series 2021D
0.982%, 08/01/2025		740	739,139
New Jersey Turnpike Authority
Series 2021B
1.047%, 01/01/2026		125	122,948
Port Authority of New York & New Jersey
Series 2020A
1.086%, 07/01/2023		280	284,170
State of California
5.70%, 11/01/2021		350	361,131

26	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Tobacco Settlement Finance Authority/WV
3.00%, 06/01/2035	U.S.$	860	$882,974

Total Local Governments—US Municipal Bonds (cost $2,512,792)			2,520,676

COLLATERALIZED LOAN OBLIGATIONS–0.8%
CLO-Floating Rate–0.8%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(b)(g)		275	275,499
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(g)		320	320,839
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(g)		250	243,045
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(b)(g)		404	404,435
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(b)(g)		472	472,542
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(b)(g)		418	418,123
	Principal Amount (000)		U.S. $ Value
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(g)	U.S.$	130	$127,231

Total Collateralized Loan Obligations (cost $2,268,933)			2,261,714

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,159)		516	539,865

GOVERNMENTS-SOVEREIGN BONDS–0.2%
United Arab Emirates–0.2%
Abu Dhabi Government International Bond 0.75%, 09/02/2023(b) (cost $378,274)		379	380,019

SHORT-TERM INVESTMENTS–19.3%
U.S. Treasury Bills–19.3%
U.S. Treasury Bill Zero Coupon, 04/20/2021-06/17/2021 (cost $54,003,968)		54,005	54,004,317

Total Investments—99.3% (cost $276,364,067)			277,368,879

Other assets less liabilities—0.7%			2,078,378

Net Assets—100.0%			$279,447,257

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	621	June 2021	$137,071,195	$(110,297)
U.S. Ultra Bond (CBT) Futures	5	June 2021	906,094	(23,289)
Sold Contracts
U.S. 10 Yr Ultra Futures	15	June 2021	2,155,313	29,761
U.S. T-Note 5 Yr (CBT) Futures	107	June 2021	13,203,633	49,910

				$(53,915)

Schedule of Investments—Short Duration Plus Portfolio	27

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	0.57%	USD	2,221	$40,683	$23,884	$16,799

* Termination date

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	363	$39,858	$24,652	$15,206
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	295	32,391	20,734	11,657
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	295	32,391	21,465	10,926
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	119	13,066	7,863	5,203
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	118	12,956	7,797	5,159
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	147	16,141	11,360	4,781
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	113	12,407	7,634	4,773
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	239	26,282	47,088	(20,806)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	241	26,442	49,126	(22,684)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	308	33,844	61,935	(28,091)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	308	33,844	61,983	(28,139)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	597	65,651	118,691	(53,040)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,194	131,202	241,859	(110,657)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	289	31,757	50,127	(18,370)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	128	14,044	25,823	(11,779)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	155	17,032	30,074	(13,042)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	308	33,844	62,870	(29,026)

28	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	3	$(808)	$(469)	$(339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3	(808)	(375)	(433)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13	(3,502)	(1,601)	(1,901)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	14	(3,773)	(1,639)	(2,134)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15	(4,041)	(1,908)	(2,133)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15	(4,041)	(1,847)	(2,194)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	19	(5,118)	(2,111)	(3,007)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	21	(5,657)	(2,586)	(3,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	38	(10,238)	(4,130)	(6,108)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	132	(35,550)	(10,391)	(25,159)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	168	(45,246)	(13,506)	(31,740)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	209	(56,287)	(12,082)	(44,205)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	860	(231,613)	(57,718)	(173,895)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	445	(119,846)	(30,990)	(88,856)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	58	(15,625)	(7,220)	(8,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	133	(35,819)	(21,101)	(14,718)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	160	(43,091)	(23,875)	(19,216)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	186	(50,092)	(29,934)	(20,158)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	40	(10,773)	(4,955)	(5,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	139	(37,435)	(16,693)	(20,742)

						$(146,211)	$605,950	$(752,161)

* Termination date

Schedule of Investments—Short Duration Plus Portfolio	29

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $41,224,765 or 14.8% of net assets.
(c)	IO—Interest Only.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/15/2021	$35,885	$35,885	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	62,799	62,830	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	15,442	15,450	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/06/2015	$503,626	$484,997	0.17%

(f)	Fair valued by the Adviser.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

SCB–TAX–1944–0321

Sanford C. Bernstein Fund, Inc.

March 31, 2021

Schedule of Investments To the Semi-Annual Report
For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2021 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.7%

Long-Term Municipal Bonds–83.8%
Alabama–2.4%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$5,000	$5,696,752

Arizona–0.2%
City of Phoenix Civic Improvement Corp. 5.00%, 07/01/2021	420	424,893

Arkansas–3.0%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	7,255	7,306,594

California–6.6%
Los Angeles Unified School District/CA Series 2020R 5.00%, 07/01/2023	1,915	2,119,081
San Francisco Intl Airport Series 2019H 5.00%, 05/01/2024	1,890	2,151,297
State of California 5.00%, 03/01/2022	3,540	3,696,632
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 2.40%, 10/01/2049	910	917,255
University of California Series 2022S 5.00%, 05/15/2023–05/15/2024(a)	6,500	6,908,228

		15,792,493

Colorado–1.3%
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2026	1,885	2,307,063
Vauxmont Metropolitan District AGM 5.00%, 12/01/2021–12/15/2022	670	697,428

		3,004,491

District of Columbia–4.9%
District of Columbia (District of Columbia Fed Hwy Grant) 5.00%, 12/01/2023–12/01/2024	3,055	3,462,962

Principal Amount (000)		U.S. $ Value
Metropolitan Washington Airports Authority Series 2020A 5.00%, 10/01/2024	$7,230	$8,331,203

		11,794,165

Florida–5.4%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2025	1,000	1,140,645
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 4.00%, 12/15/2023(b)	365	384,934
County of Broward FL Airport System Revenue Series 2019C 2.384%, 10/01/2026	1,000	1,050,285
County of Osceola FL Transportation Revenue Series 2020A 5.00%, 10/01/2021–10/01/2022	510	531,657
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	500	504,613
State of Florida 5.00%, 07/01/2022	8,485	8,997,434
Village Community Development District No. 13 2.625%, 05/01/2024	380	386,693

		12,996,261

Georgia–2.4%
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2023	1,200	1,309,907
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013A 1.50%, 01/01/2039	2,150	2,192,425
State of Georgia Series 2016E 5.00%, 12/01/2021	2,110	2,178,021

		5,680,353

Guam–0.8%
Antonio B Won Pat International Airport Authority Series 2019A 5.00%, 10/01/2022	875	914,370

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Guam Department of Education (Guam Department of Education COP) 3.625%, 02/01/2025	$1,000	$1,036,220

		1,950,590

Illinois–6.1%
Chicago Board of Education Series 2018C 5.00%, 12/01/2021	1,000	1,030,082
City of Chicago IL Series 2020A 5.00%, 01/01/2025	1,000	1,129,616
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020B 5.00%, 05/15/2050	2,025	2,421,127
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022	4,945	5,204,331
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	2,740	3,232,250
State of Illinois Series 2017D 5.00%, 11/01/2021	1,690	1,732,703

		14,750,109

Indiana–1.8%
Indiana Finance Authority (Indiana Finance Authority State Revolving Fund) 5.00%, 02/01/2023	3,950	4,298,477

Iowa–0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	670	682,533

Kentucky–6.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 09/01/2023	1,000	1,111,126
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2024	1,000	1,105,672
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,800	6,357,248

Principal Amount (000)		U.S. $ Value
Louisville & Jefferson County Metropolitan Sewer District 5.00%, 05/15/2022	$4,505	$4,745,910
Series 2016C 5.00%, 05/15/2021	1,470	1,478,033

		14,797,989

Louisiana–0.2%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(b)	100	112,888
6.10%, 06/01/2038–12/01/2040(b)	205	256,284

		369,172

Maryland–0.8%
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/2021	1,930	1,983,858

Massachusetts–0.4%
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2020C 5.00%, 10/01/2022–10/01/2025	795	882,565

Michigan–3.0%
City of Detroit MI 5.00%, 04/01/2021–04/01/2023	2,470	2,552,443
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006D 0.759% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	1,530	1,502,583
NATL Series 2005B 5.50%, 07/01/2021	1,690	1,710,506
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020B 1.25%, 06/01/2030	1,500	1,503,303

		7,268,835

Nebraska–0.4%
Central Plains Energy Project (Royal Bank of Canada) 4.00%, 12/01/2049	810	919,507

Nevada–1.7%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(b)	190	191,734
Clark County Water Reclamation District 5.00%, 07/01/2021	2,765	2,797,282

2	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(b)	$1,000	$1,000,214

		3,989,230

New Jersey–3.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019H 5.25%, 09/01/2022(b)	3,000	3,208,561
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) 1.20%, 11/01/2034	4,000	4,050,054
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2024	490	566,426
New Jersey Turnpike Authority Series 2021B 0.638%, 01/01/2024	1,125	1,116,612

		8,941,653

New Mexico–0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 2.25%, 05/15/2024	600	600,973

New York–7.3%
Metropolitan Transportation Authority
Series 2018C 5.00%, 09/01/2021	3,500	3,561,395
Series 2019D 5.00%, 09/01/2022	1,635	1,732,638
Series 2020A 5.00%, 02/01/2023	925	994,719
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2019A 5.00%, 03/01/2022	1,555	1,620,153
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019A 5.00%, 05/01/2021	5,015	5,032,739
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017B 5.00%, 02/15/2023	1,335	1,454,500

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (JFK International Air Terminal LLC) 5.00%, 12/01/2022–12/01/2023	$1,880	$2,074,199
Syracuse Industrial Development Agency (City School District of Syracuse Lease) Series 2020A 4.00%, 05/01/2022	1,060	1,103,471

		17,573,814

Ohio–1.5%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	445	429,021
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2021–12/01/2022	445	463,716
State of Ohio (State of Ohio Department of Transportation) Series 20192 4.00%, 12/15/2021	2,000	2,054,132
5.00%, 12/15/2022	680	735,911

		3,682,780

Oklahoma–0.7%
Comanche County Memorial Hospital 5.00%, 07/01/2022	135	141,065
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2021	1,500	1,534,715
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	100	100,461

		1,776,241

Pennsylvania–3.7%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(b)	535	574,946
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2021	1,535	1,545,919

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2022	$170	$178,464
Pennsylvania Intergovernmental Cooperation Authority (Pennsylvania Intergovernmental Cooperation Authority State Lease) 5.00%, 06/15/2021	2,380	2,402,001
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	873,700
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2021–11/01/2024	970	1,041,752
5.00%, 11/01/2025–11/01/2026	1,850	2,202,141

		8,818,923

Tennessee–0.8%
County of Shelby TN Series 2019B 5.00%, 04/01/2021	1,910	1,910,000

Texas–4.6%
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) 5.00%, 06/01/2024–06/01/2032	5,355	6,366,955
Houston Independent School District 4.00%, 06/01/2029	2,030	2,193,789
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,406,263

		10,967,007

Virginia–2.0%
Virginia Beach Development Authority (City of Virginia Beach VA Lease) Series 2020B 5.00%, 08/01/2021	2,790	2,833,937
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 5.00%, 01/01/2022–01/01/2025	1,805	1,961,690

		4,795,627

Washington–6.7%
State of Washington 5.00%, 06/01/2024–06/01/2025	4,500	5,260,570
Series 2019R 5.00%, 01/01/2023	3,015	3,269,945
Tobacco Settlement Authority/WA 5.00%, 06/01/2023	855	940,524

Principal Amount (000)		U.S. $ Value
University of Washington Series 2018 5.00%, 04/01/2021	$5,055	$5,055,000
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 5.00%, 12/01/2022–12/01/2026(b)	1,235	1,434,083
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(b)	105	104,229

		16,064,351

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	600	616,028
West Virginia Economic Development Authority (Arch Resources, Inc.) 4.125%, 07/01/2045	100	102,239

		718,267

Wisconsin–4.4%
State of Wisconsin Series 2015C 5.00%, 05/01/2022	3,985	4,193,313
Series 20212 5.00%, 05/01/2023	3,275	3,603,216
Series 20213 0.361%, 05/01/2024	2,000	1,995,071
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2023(b)	710	754,757
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	100	99,635

		10,645,992

Total Long-Term Municipal Bonds (cost $198,296,616)		201,084,495

Short-Term Municipal Notes–14.9%
California–1.3%
California State Public Works Board (California State Public Works Board Lease) Series 2021A 5.00%, 02/01/2022(a)	2,050	2,078,344
City of Los Angeles CA 4.00%, 06/24/2021	1,000	1,008,963

		3,087,307

4	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
District of Columbia–0.5%
District of Columbia (MedStar Health Obligated Group) Series 2012A 0.08%, 08/15/2038(d)	$1,300	$1,300,000

Georgia–2.3%
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2009B 0.09%, 01/01/2036(d)	2,600	2,600,000
Georgia State Road & Tollway Authority (State of Georgia Fed Hwy Grant) 5.00%, 06/01/2021	2,890	2,911,925

		5,511,925

Iowa–0.4%
Iowa Finance Authority (Iowa Health System Obligated Group) 0.08%, 11/15/2041(d)	900	900,000

Kentucky–0.9%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016A 0.08%, 10/01/2039(d)	2,200	2,200,000

Maryland–0.4%
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) 0.08%, 07/01/2043(d)	1,000	1,000,000

Minnesota–0.7%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) 0.05%, 11/15/2034(d)	1,800	1,800,000

Oregon–1.1%
Clackamas County Hospital Facility Authority (Legacy Health) Series 2008A 0.06%, 06/01/2037(d)	2,700	2,700,000

Pennsylvania–0.2%
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2021	400	400,541

Texas–5.3%
City of Houston TX 3.00%, 06/30/2021	1,500	1,510,485

Principal Amount (000)		U.S. $ Value
City of Houston TX Combined Utility System Revenue 0.05%, 05/15/2034(d)	$1,300	$1,300,000
0.05%, 05/15/2034	625	625,000
0.07%, 05/15/2034(d)	650	650,000
State of Texas 4.00%, 08/26/2021	8,400	8,532,229

		12,617,714

Washington–1.8%
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 5.00%, 12/01/2021(b)	160	164,824
Washington State Housing Finance Commission (Panorama/United States) 0.06%, 01/01/2027(d)	600	600,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) 0.05%, 07/01/2047(d)	3,500	3,500,000

		4,264,824

Total Short-Term Municipal Notes (cost $35,776,204)		35,782,311

Total Municipal Obligations (cost $234,072,820)		236,866,806

CORPORATES-NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation–Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(b) (cost $250,000)	250	260,043

	Shares

SHORT-TERM INVESTMENTS–3.6%
Investment Companies–3.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(e)(f)(g) (cost $8,715,292)	8,715,292	8,715,292

Total Investments–102.4% (cost $243,038,112)		245,842,141

Other assets less liabilities–(2.4)%		(5,687,842)

Net Assets—100.0%		$240,154,299

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	450	01/15/2025	2.565%	CPI#	Maturity	$936	$—	$936
USD	225	01/15/2025	2.585%	CPI#	Maturity	278	—	278
USD	225	01/15/2025	2.613%	CPI#	Maturity	16	—	16
USD	875	01/15/2030	1.714%	CPI#	Maturity	63,120	—	63,120
USD	875	01/15/2030	1.731%	CPI#	Maturity	61,597	—	61,597
USD	425	01/15/2030	1.572%	CPI#	Maturity	36,794	—	36,794
USD	425	01/15/2030	1.587%	CPI#	Maturity	36,150	—	36,150
USD	350	02/15/2041	CPI#	2.282%	Maturity	(13,107)	—	(13,107)

						$185,784	$—	$185,784

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	430	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	$(3,057)	$—	$(3,057)
USD	430	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	(2,945)	—	(2,945)
USD	170	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	7,935	—	7,935

						$1,933	$—	$1,933

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.120%	SIFMA	*	Quarterly	$1,637	$—	$1,637
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA	*	Quarterly	1,369	—	1,369

								$3,006	$—	$3,006

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $8,447,497 or 3.5% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

6	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Glossary:

AGM—Assured Guaranty Municipal

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2021 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.0%

Long-Term Municipal Bonds–90.5%
California–74.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2022	$1,000	$1,046,578
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	3,889,335
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2021–05/01/2024	4,050	4,238,215
Bay Area Toll Authority 0.32% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,003,337
Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,688,450
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	12,831,171
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,120,118
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/2025	4,710	5,163,137
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(b)	5,000	5,170,868
California Community Housing Agency (California Community Housing Agency Stoneridge Apartments) Series 2021A 4.00%, 02/01/2056(b)	2,000	2,109,685
California County Tobacco Securitization Agency Series 2020A 4.00%, 06/01/2037–06/01/2038	1,510	1,797,660
5.00%, 06/01/2027–06/01/2032	2,700	3,464,152

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	$1,545	$1,840,035
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027–11/15/2029	19,500	23,280,827
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2032	1,215	1,453,163
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 5.00%, 04/01/2032–04/01/2034	5,650	7,254,903
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2032	9,245	9,942,755
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2023–11/15/2029	11,365	13,477,664
California Housing Finance Series 20192 4.00%, 03/20/2033	11,325	13,127,221
Series 2021–1, Class A 3.50%, 11/20/2035	10,000	11,404,935
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(b)	6,000	6,000,566
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	10,650	10,730,456
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,812,454
Series 2018 5.00%, 10/01/2032	13,965	17,673,745
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,688,631

Principal Amount (000)		U.S. $ Value
Series 2016B 5.00%, 07/01/2023	$12,760	$13,670,594
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 01/01/2030	1,000	1,216,242
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2023–12/31/2031	15,730	19,291,399
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	15,213,866
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024–07/01/2029(b)	4,735	5,666,200
Series 2012 5.00%, 07/01/2027(b)	3,825	4,100,919
California Public Finance Authority (California University of Science & Medicine Obligated Group) 6.25%, 07/01/2054(b)	1,500	1,710,630
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020A 4.00%, 07/01/2040(b)	800	917,923
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(b)	1,450	1,555,249
Series 2016A 5.00%, 06/01/2031(b)	1,000	1,098,476
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,595,015
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	11,220	12,901,664
Series 2014B 5.00%, 10/01/2029	4,445	5,127,024
Series 2017H 5.00%, 04/01/2030–04/01/2032	5,270	6,489,453

8	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2020B 5.00%, 03/01/2028	$2,385	$3,038,960
Series 2021A 5.00%, 02/01/2026(c)	11,750	13,821,330
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	5,500	5,662,524
Series 2012A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,772,960
Series 2014A 5.00%, 11/01/2028	16,650	19,347,242
Series 2017A 5.00%, 11/01/2033	5,620	6,923,082
Series 2020A 5.00%, 11/01/2030–11/01/2031	1,000	1,317,471
Series 2020D 1.49%, 11/01/2028	1,500	1,460,929
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2029	1,210	1,456,397
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020A 5.00%, 04/01/2027–04/01/2028	1,255	1,561,172
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	710,738
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(b)	675	767,290
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2034	4,500	5,078,772
Series 2018A 5.00%, 12/01/2027–12/01/2033(b)	1,250	1,486,144
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024–07/01/2029(b)	1,065	1,103,090
City & County of San Francisco CA Series 2018C 5.00%, 06/15/2023–06/15/2025	7,330	8,298,968

Principal Amount (000)		U.S. $ Value
Series 2018E 5.00%, 06/15/2023	$1,490	$1,648,609
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2021–09/01/2024	7,405	7,919,919
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2021–11/01/2023	6,205	6,660,111
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 06/01/2023	2,765	2,919,286
City of Los Angeles Department of Airports 4.00%, 05/15/2044	4,205	4,700,135
5.00%, 05/15/2030–05/15/2035	9,210	11,611,598
Series 2017A 5.00%, 05/15/2028–05/15/2029	4,015	4,912,090
Series 2018B 5.00%, 05/15/2027	2,195	2,727,229
Series 2018C 5.00%, 05/15/2025–05/15/2028	5,145	6,230,662
Series 2020C 5.00%, 05/15/2026–05/15/2039	9,260	11,630,050
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2027–08/01/2030	5,320	6,283,587
Series 2018A 5.00%, 08/01/2031	2,785	3,526,169
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2028–09/01/2030	2,305	2,795,558
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,110	1,285,465
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	11,320	11,639,883
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2025	3,600	4,062,265

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 03/01/2022	$3,000	$3,131,615
Series 2017A 5.00%, 03/01/2030	1,250	1,536,650
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	4,430	5,135,827
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,046,947
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/2021	1,725	1,772,124
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 2.875%, 08/01/2041(b)	4,000	3,859,082
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) 3.20%, 09/01/2046(b)	5,000	4,965,454
Desert Sands Unified School District Series 2015 5.00%, 08/01/2021	1,680	1,706,567
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/2031	1,750	2,171,014
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,165,376
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	7,600	7,737,218
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2021–09/01/2023	1,560	1,640,877

Principal Amount (000)		U.S. $ Value
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	$4,025	$4,132,418
Long Beach Unified School District Series 2010A 5.00%, 08/01/2025	1,000	1,003,547
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 07/01/2021	2,000	2,007,089
Los Angeles Department of Water Series 2012C 5.00%, 07/01/2023	1,540	1,632,641
Series 2018A 5.00%, 07/01/2031	1,345	1,692,883
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 07/01/2021	3,810	3,854,669
Series 2013A 5.00%, 07/01/2021–07/01/2023	4,005	4,231,678
Series 2013B 4.00%, 07/01/2021	2,480	2,503,154
Series 2014B 5.00%, 07/01/2026–07/01/2027	3,790	4,270,393
Series 2014C 5.00%, 07/01/2025–07/01/2026	21,670	24,891,303
Series 2015E 5.00%, 07/01/2025	820	942,205
Series 2018B 5.00%, 01/01/2022	1,050	1,083,707
Series 2019B 5.00%, 07/01/2023	14,750	16,339,466
Los Angeles Unified School District/CA Series 2014B 5.00%, 07/01/2021	5,470	5,533,863
Series 2014C 5.00%, 07/01/2027	10,365	11,895,220
Series 2015A 5.00%, 07/01/2021	1,140	1,153,310
Series 2016A 5.00%, 07/01/2021–07/01/2027	21,945	25,480,469
Series 2017A 5.00%, 07/01/2024	1,470	1,690,618
Series 2018B 5.00%, 07/01/2029	9,020	11,372,239
Series 2020R 5.00%, 07/01/2032	3,945	5,221,859

10	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2021–08/01/2022	$2,100	$2,094,018
Metropolitan Water District of Southern California Series 1993A 5.75%, 07/01/2021	165	167,230
5.75%, 07/01/2021 (Pre-refunded/ETM)	710	719,648
Series 2020C 5.00%, 07/01/2040	2,415	3,152,367
Middle Fork Project Finance Authority 5.00%, 04/01/2033–04/01/2035	3,900	4,764,151
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022–08/01/2023	4,950	5,351,920
Newport Mesa Unified School District 5.00%, 08/01/2021–08/01/2024	4,890	5,254,379
Northern California Power Agency Series 2012A 5.00%, 07/01/2025–07/01/2027	3,980	4,215,569
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2023	1,575	1,738,585
Series 2016 5.00%, 08/01/2030	1,420	1,708,235
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/2024	1,000	1,151,560
Peralta Community College District Series 2014A 5.00%, 08/01/2028	1,820	2,083,711
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 09/01/2027	2,785	3,355,058
Port of Los Angeles Series 2011B 5.00%, 08/01/2023	2,500	2,537,673
Series 2014A 5.00%, 08/01/2026–08/01/2027	2,565	2,907,739
Port of Oakland Series 2012P 5.00%, 05/01/2022	5,720	5,989,827
5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,785,583
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	4,043,570

Principal Amount (000)		U.S. $ Value
Romoland School District Series 2015 5.00%, 09/01/2023	$955	$1,052,386
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2024	4,945	4,996,848
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,216,172
Sacramento Municipal Utility District Series 2012Y 5.00%, 08/15/2025	4,555	4,854,354
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2024	630	631,280
San Bernardino Community College District Series 2013A 5.00%, 08/01/2021	1,000	1,015,748
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	3,200	3,286,339
San Diego County Regional Airport Authority 5.00%, 07/01/2031–07/01/2035	9,715	12,582,125
San Diego County Water Authority Series 2015 5.00%, 05/01/2021	1,000	1,003,545
Series 2021A 5.00%, 05/01/2022–05/01/2030	19,400	22,333,118
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	5,044,197
San Diego Unified School District/CA Series 2019A 5.00%, 07/01/2021	8,525	8,625,366
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/2025	4,000	4,286,546
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2022–08/01/2024	2,500	2,650,450

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 08/01/2026	$1,070	$1,301,597
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2021 (Pre-refunded/ETM)	3,900	3,913,622
Series 2011S 5.00%, 05/01/2025	2,145	2,152,449
5.00%, 05/01/2025 (Pre-refunded/ETM)	855	858,250
Series 2019A 5.00%, 05/01/2034	11,015	13,714,340
Series 2019E 5.00%, 05/01/2034–05/01/2036	10,110	12,552,300
Series 2019H 5.00%, 05/01/2027	5,500	6,819,977
San Joaquin Delta Community College District Series 2015A 5.00%, 08/01/2022	1,385	1,474,075
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 07/15/2022–07/15/2026	20,760	23,788,986
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029–09/01/2030	2,365	2,757,529
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2030	1,030	1,174,184
Southwestern Community College District Series 2015 5.00%, 08/01/2022–08/01/2025	13,640	15,508,051
State of California 5.00%, 03/01/2030–04/01/2037	53,535	70,138,305
Series 2011 5.00%, 09/01/2021	1,175	1,198,436
Series 2013 5.00%, 09/01/2028	8,890	9,871,102
Series 2014 5.00%, 12/01/2022–05/01/2029	18,665	20,567,458

Principal Amount (000)		U.S. $ Value
Series 2015B 5.00%, 09/01/2024	$3,330	$3,856,038
Series 2017 5.00%, 08/01/2024	5,540	6,396,271
Series 2018 5.00%, 10/01/2022	5,000	5,361,296
AGM 5.25%, 08/01/2032	1,820	2,529,736
State of California Department of Water Resources Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,537,022
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,676,893
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,324,201
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,789,366
BAM Series 2014 5.00%, 08/01/2028–08/01/2029	7,980	9,047,064
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) 4.00%, 06/01/2034–06/01/2040	4,375	5,220,681
5.00%, 06/01/2026–06/01/2032	6,880	8,765,209
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 5.00%, 10/01/2031–10/01/2038	4,650	5,841,824
Turlock Irrigation District 5.00%, 01/01/2022	4,115	4,261,692
University of California 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	216,081
5.00%, 05/15/2025	5,170	5,443,941
Series 2012G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,874,996
Series 2013A 5.00%, 05/15/2021–05/15/2048	8,785	9,283,015
Series 2014A 5.00%, 05/15/2028	1,000	1,141,128
Series 2015A 5.00%, 05/15/2024	2,280	2,613,997
Series 2015I 5.00%, 05/15/2021	2,935	2,950,938

12	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017A 5.00%, 05/15/2028–05/15/2031	$6,465	$8,062,194
Series 2017M 5.00%, 05/15/2031	4,000	4,961,842
Series 2018O 4.00%, 05/15/2025	8,320	9,526,011
Vacaville Unified School District BAM Series 2015C 5.00%, 08/01/2022	1,000	1,064,314

		1,061,061,590

Alabama–3.3%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	16,575	18,132,697
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	24,615	27,078,518
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(b)	1,080	1,200,264

		46,411,479

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(b)	735	883,006

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(b)	1,015	1,015,302

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,191,094
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	4,750	5,982,666

		9,173,760

Connecticut–0.7%
State of Connecticut
Series 2018B 5.00%, 04/15/2026–04/15/2028	5,755	7,038,967

Principal Amount (000)		U.S. $ Value
Series 2018D 5.00%, 04/15/2027	$2,280	$2,828,667

		9,867,634

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2026(b)	100	113,556
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2033	175	126,879
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	955	698,238
New River Community Development District Series 2006B 5.00%, 05/01/2013(d)(e)(f)(g)	405	0
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	535	539,937

		1,478,610

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032–01/01/2036	2,300	2,806,985

Guam–0.9%
Guam Department of Education (Guam Department of Education COP) 4.25%, 02/01/2030	1,500	1,577,486
5.00%, 02/01/2040	1,090	1,168,540
Territory of Guam 5.00%, 11/15/2031	580	640,964
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	1,860	2,134,273
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	5,240	5,893,923
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021A 5.00%, 11/01/2027–11/01/2030	1,625	2,005,801

		13,420,987

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Illinois–2.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	$6,000	$6,791,155
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	900	1,080,338
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	2,185	2,279,936
Series 2017B 5.00%, 12/15/2026	3,250	3,868,963
State of Illinois Series 2013 5.00%, 07/01/2022	405	426,584
Series 2016 5.00%, 11/01/2024	1,200	1,362,553
Series 2017D 5.00%, 11/01/2023–11/01/2024	13,465	14,948,148
Series 2021A 5.00%, 03/01/2026	825	965,680
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,094,105

		35,817,462

Iowa–0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	4,220	4,298,940

Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	850	996,034
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,259,509
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2029	3,500	4,032,981
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	10	10,961

		6,299,485

Principal Amount (000)		U.S. $ Value
Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(b)	$185	$208,842
6.10%, 06/01/2038–12/01/2040(b)	625	781,354

		990,196

Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2027	1,055	1,269,361

Michigan–0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	2,058,118

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025–03/01/2027	325	365,907

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(b)	575	580,249
2.75%, 06/15/2028(b)	525	535,698

		1,115,947

New Jersey–2.1%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2029	8,070	9,511,164
Series 2018A 5.00%, 06/15/2028–06/15/2029	4,000	4,727,188
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2034	5,905	7,203,070
Series 2019B 5.00%, 06/15/2030	3,225	3,998,841
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2023–06/01/2028	4,000	4,744,720

		30,184,983

14	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York–1.2%
Metropolitan Transportation Authority 5.00%, 11/15/2027–11/15/2028	$7,250	$8,995,875
Series 2016A 5.00%, 11/15/2026	2,065	2,499,029
Series 2017C 5.00%, 11/15/2026	2,960	3,582,143
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	1,000	1,097,321
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	220	245,767

		16,420,135

Ohio–0.3%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2036	1,175	1,471,576
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	920	936,437
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	103,000
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,125	1,158,750

		3,669,763

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028–05/01/2033(b)	2,250	2,683,570

Principal Amount (000)		U.S. $ Value
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022–07/01/2024	$2,815	$3,064,925

		5,748,495

Puerto Rico–0.5%
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	740	913,214
AGC Series 2007C 5.50%, 07/01/2031	150	184,702
NATL Series 2005L 5.25%, 07/01/2035	3,675	4,036,447
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,421	1,333,680

		6,468,043

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	5,000	5,457,962

Tennessee–0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,259,509

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,406,065
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	1,370	1,609,634

		5,015,699

Washington–0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031	2,575	3,256,123

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Wisconsin–0.7%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(b)	$3,695	$4,265,124
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	5,335	5,859,787

		10,124,911

Total Long-Term Municipal Bonds (cost $1,231,747,627)		1,285,940,392

Short-Term Municipal Notes–8.5%
California–8.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009C 0.07%, 08/01/2035(h)	5,950	5,950,000
Series 2009D 0.07%, 08/01/2035(h)	7,770	7,770,000
California Health Facilities Financing Authority (Children’s Hospital of Orange County Obligated Group) Series 2009B 0.03%, 11/01/2038(h)	3,450	3,450,000
Series 2009C 0.05%, 11/01/2038(h)	5,400	5,400,000
California State Public Works Board (California State Public Works Board Lease) Series 2021A 5.00%, 02/01/2022(c)	6,950	7,046,093
Series 2022A 5.00%, 08/01/2022(c)	5,250	5,333,923
California Statewide Communities Development Authority (Penny Lane Centers) 0.04%, 09/01/2038(h)	3,370	3,370,000
Calleguas-Las Virgenes Public Financing Authority Series 2008A 0.04%, 07/01/2037(h)	700	700,000
0.05%, 07/01/2037(h)	500	500,000
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017B-1 0.07%, 07/01/2057(h)	8,670	8,670,000

Principal Amount (000)		U.S. $ Value
City of Los Angeles CA 4.00%, 06/24/2021	$13,510	$13,631,098
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	15,745	15,896,731
County of San Bernardino CA (WLP Evergreen Apartments LLC) 0.06%, 05/15/2029(h)	2,200	2,200,000
Northern California Power Agency Series 2019A 0.06%, 07/01/2032(h)	10,990	10,990,000
Orange County Water District Series 2011A 0.06%, 08/01/2042(h)	5,340	5,340,000
Riverside County Asset Leasing Corp. (County of Riverside CA) AGC 0.08%, 11/01/2032(h)	13,065	13,065,000
San Francisco City & County Redevelopment Agency Successor Agency (San Francisco City & County Redevelopment Agency Community Facilities Dist No. 4) 0.07%, 08/01/2032(h)	2,045	2,045,000
Santa Clara County Financing Authority (El Camino Hospital) Series 2009A 0.07%, 02/01/2044(h)	5,655	5,655,000
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) 3.00%, 06/01/2021	4,525	4,544,331

Total Short-Term Municipal Notes (cost $121,537,136)		121,557,176

Total Municipal Obligations (cost $1,353,284,763)		1,407,497,568

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	141	140,533
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(a)	197	206,653
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(a)	236	245,628

16	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(a)	$541	$560,457
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(a)	245	253,593
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(a)	250	254,746
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(a)	181	183,175
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(a)	213	221,728
Series 2017-HQA1, Class M2 3.659% (LIBOR 1 Month + 3.55%), 08/25/2029(a)	241	246,732
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	200	201,597
Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	108	111,696
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(a)	12	12,306
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	79	80,053
Series 2015-C03, Class 1M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	79	80,957

Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	$198	$209,256
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	115	121,106
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	158	166,120
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(a)	606	622,061
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	248	253,168
Series 2017-C05, Class 1M2 2.309% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	241	243,673
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	159	160,318

Total Collateralized Mortgage Obligations (cost $4,310,824)		4,575,556

GOVERNMENTS-TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,456,176)	2,346	2,535,879

Total Investments—99.5% (cost $1,360,051,763)		1,414,609,003

Other assets less liabilities—0.5%		6,818,041

Net Assets—100.0%		$1,421,427,044

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$11,664	$—	$11,664
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	201	—	201
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	3,461	—	3,461
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	2,086,373	—	2,086,373
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	2,156,788	—	2,156,788
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	356,254	—	356,254
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	350,013	—	350,013
USD	4,300	02/15/2041	CPI#	2.282%	Maturity	(161,045)	—	(161,045)

						$4,803,709	$—	$4,803,709

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—California Municipal Portfolio	17

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	35,040	02/06/2025	3 Month LIBOR	0.378%	Quarterly/Semi-Annual	$(494,568)	$—	$(494,568)
USD	35,660	02/15/2025	3 Month LIBOR	0.332%	Quarterly/Semi-Annual	(588,733)	—	(588,733)
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	256,834	—	256,834
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	954,215	—	954,215
USD	2,100	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	98,021	—	98,021

						$225,769	$—	$225,769

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	1,399	$(376,891)	$(178,059)	$(198,832)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	121	(32,598)	(11,725)	(20,873)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1	(269)	(121)	(148)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	825	(222,186)	(80,776)	(141,410)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	66	(17,780)	(6,454)	(11,326)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,242	(334,595)	(118,482)	(216,113)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,076	(289,874)	(99,631)	(190,243)

						$(1,274,193)	$(495,248)	$(778,945)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA*	Quarterly	$34,978	$—	$34,978
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA*	Quarterly	29,251	—	29,251

							$64,229	$—	$64,229

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

18	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $56,184,606 or 4.0% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Fair valued by the Adviser.
(e)	Defaulted matured security.
(f)	Non-income producing security.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.3% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2021 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.5%

Long-Term Municipal Bonds–86.2%
Alabama–2.2%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,603,676
Alabama Public School & College Authority Series 2014B 5.00%, 01/01/2022	3,200	3,315,049
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	19,925	22,721,444
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc.(The)) 4.00%, 12/01/2050	2,675	3,047,762
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 04/01/2049	23,985	26,239,079
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	69,310	76,246,684
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	4,940	5,490,095
5.25%, 05/01/2044(a)	2,775	3,153,555

		141,817,344

Alaska–0.3%
Municipality of Anchorage AK Series 2015B 5.00%, 09/01/2022–09/01/2024	8,810	9,782,673
Series 2015C 5.00%, 09/01/2022–09/01/2024	7,370	8,190,637

		17,973,310

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,920	2,306,628

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Arizona–1.7%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 06/01/2025	$2,365	$2,487,049
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,535,738
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2023–12/01/2024	2,770	3,166,901
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 5.00%, 11/01/2034	1,000	1,282,286
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 07/01/2023–07/01/2024	16,955	18,942,309
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) 5.00%, 07/01/2030–07/01/2039	13,225	17,328,770
Series 2020A 5.00%, 07/01/2030–07/01/2038	8,895	11,669,847
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2028	6,000	7,547,687
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,472,787
State of Arizona Lottery Revenue 5.00%, 07/01/2021–07/01/2027	30,105	34,584,565
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	5,490	5,491,633

		110,509,572

Arkansas–0.0%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/2035	2,475	2,470,487

California–5.7%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(a)	$10,000	$10,341,736
California Housing Finance Series 20192 4.00%, 03/20/2033	10,813	12,533,682
Series 2021-1, Class A 3.50%, 11/20/2035	3,500	3,991,727
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	365	413,174
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/2028	1,225	1,415,723
Series 2021A 5.00%, 02/01/2027(b)	12,040	14,549,819
City of Los Angeles Department of Airports Series 2018C 5.00%, 05/15/2036	5,840	7,049,973
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2033	5,230	6,696,540
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	10,960	11,157,883
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027	10,000	12,656,562
Series 2020R 5.00%, 07/01/2033	2,780	3,658,330
Metropolitan Water District of Southern California Series 2020A 5.00%, 07/01/2027	7,550	9,545,152
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2022 (Pre-refunded/ETM)	5,880	5,900,537
State of California 5.00%, 11/01/2028–04/01/2036	87,775	114,021,636
Series 2013 5.00%, 11/01/2024–11/01/2025	43,465	48,697,502
Series 2014 5.00%, 05/01/2025–05/01/2026	80,965	92,275,549

20	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
University of California Series 2022S 5.00%, 05/15/2034–05/15/2035(b)	$10,000	$12,845,932

		367,751,457

Colorado–1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,911,371
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/2022	1,025	1,101,503
Series 2016A 5.00%, 11/15/2023	4,085	4,584,800
Series 2018A 5.00%, 12/01/2025–12/01/2032	46,840	57,335,138
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/2024	5,605	6,031,299
Series 2018A 5.00%, 12/01/2028	24,320	30,825,865
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031–08/01/2035	5,265	6,612,428
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2027–11/01/2028	5,900	7,491,028
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	1,000	1,057,229
5.00%, 12/01/2024–12/01/2050	2,030	2,443,160

		121,393,821

Connecticut–3.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2023–11/01/2028	2,420	2,801,295
Series 2017B 5.00%, 08/15/2025–08/15/2027	12,195	14,776,119
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	951,808
Series 2017C 5.00%, 08/15/2024–08/15/2028	8,950	10,702,640
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 07/01/2032	5,425	6,765,084
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.)
Series 2018K-1 5.00%, 07/01/2026–07/01/2029	4,400	5,175,723
State of Connecticut Series 2013A 5.00%, 10/15/2021	$3,370	$3,456,377
Series 2014A 5.00%, 03/01/2028	6,360	7,165,563
Series 2015B 5.00%, 06/15/2032	7,345	8,557,806
Series 2015F 5.00%, 11/15/2027	1,570	1,865,747
Series 2016A 5.00%, 03/15/2024–03/15/2029	17,305	20,514,415
Series 2016B 5.00%, 05/15/2021	17,090	17,182,219
Series 2016E 5.00%, 10/15/2024–10/15/2025	20,025	23,336,439
Series 2017A 5.00%, 04/15/2022	8,450	8,869,823
Series 2017B 5.00%, 04/15/2028	2,515	3,189,692
Series 2018C 5.00%, 06/15/2026	5,500	6,692,277
Series 2018D 5.00%, 04/15/2026	16,655	20,170,556
Series 2020A 5.00%, 01/15/2040	2,565	3,228,694
State of Connecticut Special Tax Revenue 4.00%, 05/01/2036	1,000	1,164,818
5.00%, 05/01/2028–05/01/2038	11,780	15,106,503
Series 2012 5.00%, 01/01/2022–01/01/2024	8,575	9,099,012
Town of Stratford CT BAM 5.00%, 01/01/2030–01/01/2033	13,370	16,030,604

		206,803,214

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 01/01/2026–01/01/2027	5,470	6,116,906
Delaware State Economic Development Authority (Newark Charter School, Inc.) 4.00%, 09/01/2030	575	659,677
5.00%, 09/01/2050	1,000	1,174,195

		7,950,778

District of Columbia–1.9%
District of Columbia Series 2013A 5.00%, 06/01/2025–06/01/2027	59,115	65,057,794
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/2026	5,545	5,980,080
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029	1,155	1,447,704

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Series 2019A 5.00%, 10/01/2030–10/01/2032	$8,840	$11,211,611
Series 2020A 5.00%, 10/01/2029–10/01/2034	26,400	34,053,944
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020A 5.00%, 07/15/2036	3,205	4,155,747

		121,906,880

Florida–5.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2030(a)	510	564,937
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2033	11,335	14,590,539
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	27,105	28,615,632
Series 2015A 5.00%, 06/01/2022	1,795	1,851,776
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	6,117,130
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2034–09/01/2035	1,300	886,290
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	3,988,455
County of Broward FL Airport System Revenue Series 2019A 5.00%, 10/01/2031	1,070	1,341,036
Series 2019C 2.384%, 10/01/2026	1,250	1,312,856
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/2023	5,000	5,355,068
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/2023–10/01/2024	$13,095	$13,327,886
5.625%, 10/01/2025	2,550	2,596,345
County of Miami-Dade FL Series 2015B 5.00%, 07/01/2022	3,715	3,938,400
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2022–10/01/2024	4,975	5,514,447
County of Osceola FL Transportation Revenue Series 2020A
Zero Coupon, 10/01/2030–10/01/2034	4,610	3,373,919
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 07/01/2026	4,280	5,027,594
Florida Department of Environmental Protection Series 2012A 5.00%, 07/01/2022	10,225	10,839,876
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) 5.125%, 06/01/2040(a)	3,765	4,201,153
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/2024–10/01/2028	3,765	4,442,959
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 06/01/2022	3,545	3,743,850
Series 2017F 5.00%, 06/01/2021	2,775	2,796,185
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2029–10/01/2031	13,335	16,241,794
Series 2019A 5.00%, 10/01/2033	7,975	10,001,246
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,745,975
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,951,105
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2022–03/01/2023	3,645	3,848,549

22	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
JEA Electric System Revenue Series 2017B 5.00%, 10/01/2030	$1,185	$1,473,794
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,779,679
5.00%, 10/01/2025	1,495	1,701,018
Series 2017A 5.00%, 10/01/2026	22,290	27,463,935
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 07/01/2028–07/01/2029	14,010	16,863,146
North Broward Hospital District Series 2017B 5.00%, 01/01/2029–01/01/2030	6,180	7,558,580
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022–10/01/2024	18,515	20,564,401
Orange County School Board Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	28,967,864
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	24,583,694
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	2,355	2,376,730
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	2,000	2,109,405
Reedy Creek Improvement District Series 2013A 5.00%, 06/01/2021	1,820	1,833,691
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,903,165
St. Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,368,305
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	14,015	14,144,999
1.705%, 07/01/2027	9,575	9,610,180
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	$2,050	$2,099,116

		329,616,704

Georgia–1.2%
City of Atlanta GA Department of Aviation Series 2014A 5.00%, 01/01/2028	12,250	13,737,351
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2026–04/01/2031	2,275	2,829,296
Forsyth County Water & Sewerage Authority (Forsyth County Water & Sewerage Authority Lease) 5.00%, 04/01/2028	1,050	1,351,874
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	34,735	37,507,839
Series 2018C 4.00%, 08/01/2048	18,000	19,563,046
Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2035	1,280	1,553,163

		76,542,569

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	1,000	1,105,111

Hawaii–0.3%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,244,050
State of Hawaii Series 2015E 5.00%, 10/01/2023	7,105	7,942,419
State of Hawaii Harbor System Revenue Series 2020A 4.00%, 07/01/2035	2,765	3,238,312

		20,424,781

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 07/15/2022–07/15/2023	4,675	5,001,507

Illinois–5.7%
Chicago Board of Education Series 2017F 5.00%, 12/01/2023	7,000	7,719,834

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
Series 2018A 4.00%, 12/01/2022	$5,500	$5,787,696
5.00%, 12/01/2026	1,000	1,176,688
Chicago O’Hare International Airport Series 2016C 5.00%, 01/01/2027	3,020	3,598,613
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,843,596
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	4,485	5,372,760
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) 5.00%, 08/15/2029–08/15/2034	7,785	10,164,468
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2021–11/15/2028	3,350	3,774,376
Illinois Finance Authority (University of Chicago (The)) Series 2021A 5.00%, 10/01/2028–10/01/2038(b)	16,850	22,577,821
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2027–02/01/2029	42,820	50,481,503
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/2021	9,020	9,302,869
Series 2014D 5.00%, 01/01/2023	1,185	1,282,383
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 06/15/2023 (Pre-refunded/ETM)	565	596,565
5.00%, 06/15/2023–12/15/2028	13,575	14,196,202
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,525,942
Series 2017 5.00%, 06/01/2022–06/01/2024	19,260	21,075,167
State of Illinois 5.50%, 05/01/2039	1,500	1,845,420
Series 2012 5.00%, 03/01/2023–08/01/2025	20,610	21,590,683
5.50%, 07/01/2024	5,415	5,947,801
Series 2013A 5.00%, 04/01/2023	4,415	4,781,540
Series 2014 5.00%, 02/01/2024–05/01/2027	36,040	40,189,936
Series 2016 5.00%, 06/01/2022–02/01/2029	15,990	17,632,602
Series 2017A 5.00%, 12/01/2024	8,590	9,776,303
Series 2017D 5.00%, 11/01/2024–11/01/2028	$66,070	$75,202,223
Series 2019B 4.00%, 11/01/2033	9,000	10,080,981
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 06/15/2022	2,525	2,642,643
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(c)(d)	5,078	939,430

		370,106,045

Indiana–0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	9,670	11,737,889

Iowa–0.3%
PEFA, Inc. (Goldman Sachs Group, Inc.(The)) 5.00%, 09/01/2049	14,000	16,873,231

Kansas–0.1%
City of Junction City KS Series 2016A 5.00%, 09/01/2023	3,805	4,205,548

Kentucky–2.6%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	3,835	3,833,635
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2029	1,000	1,224,821
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2028–06/01/2030	14,650	16,910,571
Kentucky Public Energy Authority (BP PLC) Series 2018B 4.00%, 01/01/2049	24,850	27,494,497
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	41,090	45,037,812
Series 2018C 4.00%, 12/01/2049	36,475	41,043,891
Series 2019A 4.00%, 12/01/2049	10,855	12,225,235

24	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	$8,490	$9,003,833
Series 2016A 5.00%, 07/01/2023–07/01/2027	13,375	15,606,137

		172,380,432

Louisiana–0.4%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027–08/01/2028	8,985	10,598,950
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	2,250	2,539,972
6.10%, 06/01/2038–12/01/2040(a)	5,625	7,032,186
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,313,237
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 05/01/2025	3,250	3,835,280

		25,319,625

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 09/01/2025	1,000	1,149,149

Maryland–0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2025–09/01/2026	2,000	2,049,514
County of Frederick MD Series 2019A 5.00%, 08/01/2027	2,265	2,863,203
County of Howard MD Series 2020A 5.00%, 08/15/2031–08/15/2032	8,465	11,317,893
County of Montgomery MD Series 2020B 4.00%, 11/01/2027	2,115	2,554,661
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 5.00%, 04/15/2028–04/15/2031	4,285	5,521,847
State of Maryland 5.00%, 08/01/2027	1,865	2,357,560
Series 2020A 5.00%, 03/15/2027	1,000	1,251,924
University System of Maryland Series 2017A 5.00%, 04/01/2021	$1,125	$1,125,000

		29,041,602

Massachusetts–1.7%
Commonwealth of Massachusetts Series 2016B 5.00%, 07/01/2023	3,965	4,390,381
Series 2017D 5.00%, 02/01/2036	4,435	5,449,399
Series 2018B 5.00%, 01/01/2031	3,685	4,646,905
Series 2020 5.00%, 07/01/2026	1,925	2,363,025
Series 2020E 5.00%, 11/01/2027	3,805	4,839,516
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2007A 5.25%, 07/01/2033	6,600	9,375,261
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/2025–10/01/2033	15,375	19,066,124
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017S 5.00%, 07/01/2025–07/01/2029	24,065	29,647,615
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020U 5.00%, 07/01/2028	950	1,222,349
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2028–07/01/2033	7,525	9,384,674
AGM Series 2020C 5.00%, 10/01/2026–10/01/2032	2,405	3,041,048
Massachusetts Port Authority Series 2021E 5.00%, 07/01/2036	5,615	7,256,536
Massachusetts School Building Authority Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	484,929

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2022–08/15/2023	$10,225	$10,892,312

		112,060,074

Michigan–4.8%
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 07/01/2024–07/01/2025	12,505	14,700,671
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 2.625%, 05/15/2025	1,150	1,153,215
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,324,734
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	57,351,250
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.60%, 10/01/2021	500	503,172
3.80%, 10/01/2022	500	510,915
3.875%, 10/01/2023	2,000	2,065,616
4.00%, 10/01/2024	3,000	3,132,739
4.50%, 10/01/2029	12,065	12,546,170
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2025–07/01/2027	39,940	45,696,908
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024–07/01/2027	54,355	62,216,424
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) 2.366%, 09/01/2049	15,000	15,292,750
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 3.00%, 06/01/2021	350	351,490
4.00%, 06/01/2022–06/01/2039	9,000	10,577,678
5.00%, 06/01/2025–06/01/2031	5,645	7,114,421
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,723,194

Principal Amount (000)		U.S. $ Value
Series 2014B 5.00%, 07/01/2027–07/01/2031	$7,450	$8,187,790
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023–12/01/2025	13,075	15,027,880
5.50%, 12/01/2026–12/01/2027	7,220	8,643,852
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024–06/30/2028	31,630	38,612,402
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,217,917

		311,951,188

Minnesota–0.1%
State of Minnesota Series 2015B 5.00%, 08/01/2022	3,745	3,986,373
Series 2019A 5.00%, 08/01/2027	1,205	1,527,512

		5,513,885

Missouri–0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2025–03/01/2028	2,820	3,119,646
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021A 4.00%, 07/01/2033–07/01/2040(b)	10,500	12,642,195
5.00%, 07/01/2031(b)	4,470	5,965,412
Howard Bend Levee District XLCA 5.75%, 03/01/2025–03/01/2027	1,620	1,824,853
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	3,047,657

		26,599,763

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025–02/15/2028	15,015	18,025,817

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc.(The)) Series 2018 5.00%, 03/01/2050	57,465	64,011,821

26	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Nevada–1.2%
City of Las Vegas NV Series 2015C 5.00%, 09/01/2023–09/01/2026	$8,605	$9,839,232
Clark County School District Series 2015B 5.00%, 06/15/2022	17,785	18,783,025
Series 2016D 5.00%, 06/15/2024	26,915	30,738,359
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,474,326
Las Vegas Valley Water District Series 2016B 5.00%, 06/01/2028	4,590	5,576,433
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	3,000	3,000,641

		75,412,016

New Hampshire–0.2%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	9,394	10,887,181
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/2027(a)	2,250	2,347,993
New Hampshire Business Finance Authority (Springpoint Senior Living Obligated Group) 4.00%, 01/01/2041	2,250	2,469,496

		15,704,670

New Jersey–6.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.25%, 04/01/2026	4,930	5,934,855
Series 2011EE 5.50%, 09/01/2021	355	356,086
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,111,033
5.50%, 01/01/2026–01/01/2027	2,000	2,251,035
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021–10/01/2025	9,515	10,419,755

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025–06/15/2026	$4,500	$4,920,497
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	3,920	4,161,853
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	14,375	14,654,605
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2028	13,780	16,458,828
Series 2018A 5.00%, 06/15/2029	3,035	3,566,388
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028–12/15/2031	8,720	10,918,118
Series 2018A 5.00%, 12/15/2027–12/15/2033	65,475	81,119,780
Series 2019B 5.00%, 06/15/2033	3,885	4,759,515
Series 2020A 5.00%, 06/15/2035	1,810	2,262,350
New Jersey Turnpike Authority Series 2012B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,522,519
5.00%, 01/01/2027 (Pre-refunded/ETM)	6,685	7,249,050
Series 2014A 5.00%, 01/01/2027–01/01/2029	75,940	86,464,216
Series 2014C 5.00%, 01/01/2024	14,720	16,541,596
Series 2017A 5.00%, 01/01/2029	7,235	8,810,725
Series 2017B 5.00%, 01/01/2029–01/01/2031	40,050	49,566,601
Series 2021B 1.713%, 01/01/2029	6,625	6,390,172
AGM Series 2005D-3 5.25%, 01/01/2026	14,770	17,866,994
State of New Jersey 5.00%, 06/01/2029	4,895	6,257,440
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2023–06/01/2035	17,385	20,965,741

		389,529,752

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
New York–13.0%
City of New York NY Series 2014A 5.00%, 08/01/2027	$1,130	$1,296,957
Series 2015A 5.00%, 08/01/2023	2,040	2,260,913
Series 2018D 5.00%, 12/01/2039	2,435	3,004,355
Series 2020A 5.00%, 08/01/2024–08/01/2027	14,900	18,517,999
Series 2020B 5.00%, 11/01/2026–11/01/2027	14,880	18,512,879
Series 2020C 5.00%, 08/01/2032	3,150	4,105,856
Series 2021D 1.396%, 08/01/2027	18,930	18,584,467
1.623%, 08/01/2028	10,500	10,321,674
Series 2021F 5.00%, 06/01/2044	5,000	5,869,482
Series 2021L 5.00%, 04/01/2034	4,000	5,233,294
County of Nassau NY Series 2017C 5.00%, 10/01/2026	8,840	10,732,414
Dutchess County Local Development Corp. (Bard College) Series 2020B 5.918%, 07/01/2039(a)	5,000	5,469,119
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2028	6,890	7,301,245
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,531,473
Series 2012F 5.00%, 11/15/2022–11/15/2026	55,610	59,331,361
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,597,434
5.00%, 11/15/2026	2,730	2,905,497
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,700,558
Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,733,913
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,548,159
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,841,419
Series 2017C 5.00%, 11/15/2027–11/15/2033	79,890	97,430,699
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2027	4,505	4,829,872

Principal Amount (000)		U.S. $ Value
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2031–07/15/2032	$53,945	$67,812,699
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/2022–11/01/2025	34,430	35,384,063
Series 2011C 5.00%, 11/01/2023–11/01/2025	17,620	18,112,958
Series 2012A 5.00%, 08/01/2025	12,345	13,130,065
Series 2012B 5.00%, 11/01/2023	20,000	21,511,500
Series 2017A 5.00%, 08/01/2033	4,860	5,969,397
Series 2019B 5.00%, 11/01/2035–11/01/2036	59,785	75,401,724
Series 2021E 4.00%, 02/01/2040	4,335	5,057,895
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,361,513
2.80%, 09/15/2069	11,555	11,418,420
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 08/15/2021	3,880	3,948,189
Series 2014C 5.00%, 03/15/2027	2,015	2,283,193
Series 2020D 5.00%, 02/15/2029–02/15/2034	25,980	33,268,971
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2023	17,940	18,784,777
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 03/15/2025–03/15/2026	63,625	69,450,121
Series 2013D 5.00%, 03/15/2023	32,000	34,985,914
Series 2016A 5.00%, 03/15/2024	4,010	4,559,568
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	4,400	5,099,389

28	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018 5.00%, 01/01/2027–01/01/2029	$74,370	$90,217,009
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	2,095	2,340,371
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,759,863
Series 20202 5.00%, 07/15/2033	5,910	7,488,600

		846,007,238

North Carolina–0.1%
City of Charlotte NC Water & Sewer System Revenue 5.00%, 07/01/2026–07/01/2027	2,800	3,493,841
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,794,669

		5,288,510

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2028–06/01/2030	5,000	5,847,917

Ohio–1.2%
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2037–06/01/2038	3,000	3,475,856
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2028–12/01/2029	6,965	8,998,218
Series 2017A 5.00%, 08/01/2026–08/01/2028	20,420	25,278,487
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026–02/15/2027	5,455	6,487,865
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/2031	1,000	1,223,353
County of Hamilton OH Sewer System Revenue Series 2019A 5.00%, 12/01/2034	9,375	12,141,658

Principal Amount (000)		U.S. $ Value
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022–12/01/2023	$3,470	$3,688,221
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	4,320	4,397,182
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	2,330	2,399,900
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2032	4,970	6,578,293
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	6,325	6,514,750

		81,183,783

Oklahoma–0.2%
Comanche County Memorial Hospital 5.00%, 07/01/2022	520	543,361
Series 2015 5.00%, 07/01/2021–07/01/2028	5,975	6,245,844
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	995	1,061,424
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	3,018,862

		10,869,491

Oregon–0.4%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 08/01/2022	8,685	9,242,369
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/2024	820	870,419
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 5.00%, 08/15/2030–08/15/2038	8,260	10,632,947

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Salem Hospital Facility Authority (Salem Health Obligated Group) 5.00%, 05/15/2038	$2,205	$2,733,043
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/2021–11/01/2023	90	90,311
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/2028	2,335	2,929,348

		26,498,437

Other–1.0%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)(e)	23,648	25,696,293
Series 2019-C, Class 1 3.87%, 11/15/2035(a)(e)	5,516	5,803,323
Series 2019-D, Class 1 3.87%, 11/15/2035(a)(e)	5,037	5,383,733
Series 2019-E, Class 1 3.87%, 11/15/2035(a)(e)	3,384	3,616,965
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019M 2.60%, 09/15/2033(a)	9,805	10,311,037
2.625%, 06/15/2035(a)	9,850	10,344,711
2.65%, 06/15/2035(a)	4,925	5,195,892

		66,351,954

Pennsylvania–5.8%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030–07/15/2033	19,390	24,871,239
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,931,978
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	2,420	2,492,600
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	2,120	2,183,600
City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	2,200	2,227,615
Series 2019A 5.00%, 08/01/2026	1,420	1,729,835

Principal Amount (000)		U.S. $ Value
AGM Series 2017A 5.00%, 08/01/2027–08/01/2032	$46,290	$57,547,696
Series 2019B 5.00%, 02/01/2030	1,005	1,303,648
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024–10/01/2026	17,425	20,634,990
Commonwealth of Pennsylvania 5.00%, 07/15/2025	3,120	3,711,370
Series 2016 5.00%, 09/15/2024	9,575	11,077,559
Series 2017 5.00%, 01/01/2026–01/01/2027	20,480	25,149,972
Geisinger Authority (Geisinger Health System Obligated Group) 5.00%, 04/01/2043	2,500	3,222,423
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,845,810
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027–12/01/2032	5,000	5,629,022
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030–09/01/2032	2,910	3,668,885
Series 2018 5.00%, 09/01/2026–09/01/2030	10,650	13,201,555
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026–12/31/2028	51,190	61,258,334
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2028–04/15/2031	9,030	11,636,098
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) 4.00%, 08/15/2038–08/15/2040(b)	2,410	2,718,516
5.00%, 08/15/2029–08/15/2030(b)	1,575	1,932,266
Pennsylvania Turnpike Commission 5.00%, 12/01/2029–12/01/2030	13,890	17,822,468

30	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017B 5.00%, 06/01/2028–06/01/2030	$13,280	$16,253,018
Series 2019 5.00%, 12/01/2022	5,250	5,674,511
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035–11/01/2038	5,560	6,366,668
5.00%, 11/01/2027–11/01/2034	11,940	14,976,721
Philadelphia Parking Authority (The) Series 2009 5.125%, 09/01/2022	9,080	9,110,180
School District of Philadelphia (The) Series 2016D 5.00%, 09/01/2024	8,360	9,515,652
Series 2016F 5.00%, 09/01/2023–09/01/2024	29,200	33,062,778

		379,757,007

Puerto Rico–0.6%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 07/01/2029	125	150,328
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	5,150	6,266,183
NATL Series 2007V 5.25%, 07/01/2035	150	165,721
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	5,257,148
AGC Series 2007C 5.50%, 07/01/2031	510	627,987
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	10,525	13,051,160
NATL Series 2005L 5.25%, 07/01/2035	500	549,176
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,164,585
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,649,641
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	7,511	7,049,454

		37,931,383

Rhode Island–0.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2028–09/15/2032	12,390	15,382,665

Principal Amount (000)		U.S. $ Value
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016B 5.00%, 06/15/2027	$10,565	$12,801,192
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,198,907
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 06/01/2021–06/01/2023	14,635	15,478,076

		49,860,840

South Carolina–1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,222,242
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	48,725	53,187,840
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022–12/01/2027	7,000	8,059,697
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2030–12/01/2034	2,435	2,914,781
Series 2020A 4.00%, 12/01/2037	1,690	1,991,254

		67,375,814

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	8,521,846

Tennessee–0.9%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	5,445	6,241,939

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2017A 4.00%, 05/01/2048	$50,910	$54,387,357

		60,629,296

Texas–6.0%
Alvin Independent School District/TX Series 2020A 5.00%, 02/15/2025	2,945	3,452,539
Austin Independent School District Series 2014B 5.00%, 08/01/2021	1,700	1,726,827
Board of Regents of the University of Texas System Series 2020A 5.00%, 08/15/2030	105	140,675
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2025	1,000	1,149,708
City of Austin TX Airport System Revenue 5.00%, 11/15/2025	3,200	3,802,970
City of Austin TX Water & Wastewater System Revenue Series 2015A 5.00%, 11/15/2024	4,730	5,510,800
City of Houston TX Series 2017A 5.00%, 03/01/2025	16,370	19,219,454
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023–09/01/2025	3,800	4,169,836
City of Houston TX Airport System Revenue Series 2018B 5.00%, 07/01/2030	6,160	7,657,275
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	10,628,781
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2023–05/15/2028	24,850	27,952,214
Dallas Independent School District 5.00%, 02/15/2027	1,355	1,690,747
Series 2011 5.00%, 02/15/2022	5,165	5,183,193
Dallas/Fort Worth International Airport Series 2014A 5.25%, 11/01/2028	11,585	12,936,600
Denton Independent School District Series 2016 5.00%, 08/15/2027	$1,220	$1,473,468
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	91,304,341
Harris County Hospital District Series 2016 5.00%, 02/15/2022–02/15/2027	3,705	4,196,549
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2026–10/15/2031	3,220	3,784,574
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,350,007
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2028	1,130	1,206,384
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2025–08/15/2028	7,250	8,820,764
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	942,916
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	5,000	5,098,480
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	18,505,460
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,178,833
Series 2014A 5.00%, 01/01/2022 (Pre-refunded/ETM)	4,000	4,143,507
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 01/01/2023–01/01/2024	7,745	8,490,805
Series 2015B 5.00%, 01/01/2023–01/01/2028	12,275	14,152,873
Series 2019B 5.00%, 01/01/2027–01/01/2029	30,080	37,844,007
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	1,360	1,389,806

32	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
San Antonio Independent School District/TX Series 2020B 5.00%, 08/15/2027	$1,430	$1,803,319
San Antonio Water System Series 2013E 5.00%, 05/15/2025	3,000	3,294,541
Spring Branch Independent School District Series 2015A 5.00%, 02/01/2024	3,215	3,643,297
Series 2015B 5.00%, 02/01/2024	4,855	5,501,775
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,627,838
5.00%, 10/01/2023–10/01/2025	11,425	11,697,912
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,566,443
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,095,311
Texas Water Development Board 5.00%, 10/15/2026	1,310	1,622,213
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2019 5.00%, 04/15/2026	2,000	2,440,974
Texas Water Development Board (Texas Water Development Board SRF) Series 2018 5.00%, 10/15/2025	1,900	2,282,448
Texas Water Development Board (Texas Water Development Board State Revolving Fund) 5.00%, 08/01/2027	3,640	4,596,213

		387,276,677

Utah–0.1%
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,071,935
Utah Transit Authority Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,376,762
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,555,019
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 06/15/2026	1,305	1,527,298

		7,531,014

Principal Amount (000)		U.S. $ Value
Virginia–0.7%
County of Fairfax VA Series 2019A 5.00%, 10/01/2028	$3,860	$5,044,942
County of Henrico VA Series 2020A 5.00%, 08/01/2026	1,860	2,290,941
County of Loudoun VA Series 2020B 5.00%, 12/01/2024–12/01/2026	7,315	8,851,827
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022–08/01/2033	8,040	9,960,098
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 02/01/2023	4,435	4,825,412
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 5.00%, 01/01/2029–01/01/2035	10,720	13,060,342

		44,033,562

Washington–2.7%
Chelan County Public Utility District No. 1 Series 2011B 5.00%, 07/01/2021	5,000	5,056,541
5.25%, 07/01/2022	3,670	3,713,421
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 04/01/2026	4,280	5,208,264
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,170,442
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,750,418
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 07/01/2021	8,840	8,943,425
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,926,298
Port of Seattle WA 5.00%, 04/01/2032–04/01/2033	2,500	3,075,378
Series 2010B 5.00%, 06/01/2022	1,995	1,999,197
Series 2015C 5.00%, 04/01/2021–04/01/2023	4,320	4,537,472

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
Series 2018A 5.00%, 05/01/2025	$8,320	$9,686,566
Series 2018B 5.00%, 05/01/2025	4,695	5,466,157
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,715,568
State of Washington Series 2012R 5.00%, 07/01/2024	6,765	7,169,337
Series 20152 5.00%, 07/01/2023	9,895	10,961,289
Series 2015A-1 5.00%, 08/01/2023	8,010	8,905,113
Series 2020 5.00%, 07/01/2026	1,170	1,434,871
State of Washington (State of Washington COP) Series 2015C 5.00%, 07/01/2022–01/01/2023	8,805	9,396,559
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 09/01/2023	17,550	18,730,185
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 08/15/2028–08/15/2030	31,550	37,143,148
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025–08/15/2030	15,880	19,012,526
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,479,267

		174,481,442

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	16,125	16,374,694

Wisconsin–2.2%
State of Wisconsin Series 2019A 5.00%, 05/01/2025–05/01/2029	45,000	55,477,007
Series 20211 5.00%, 05/01/2026–05/01/2031	14,150	18,100,367
Series 20212 5.00%, 05/01/2024–05/01/2025	29,485	34,220,689

Principal Amount (000)		U.S. $ Value
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	$16,760	$19,325,955
Wisconsin Center District AGM Series 2020C Zero Coupon, 12/15/2028–12/15/2034	8,515	6,625,049
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,436,083
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) 5.00%, 01/01/2040	3,750	4,404,983
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,000	1,098,367
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	355	363,993
WPPI Energy Series 2014A
5.00%, 07/01/2029	1,000	1,137,909

		143,190,402

Total Long-Term Municipal Bonds (cost $5,300,606,783)		5,602,207,977

Short-Term Municipal Notes–10.3%
California–0.1%
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017B-1 0.07%, 07/01/2057(f)	2,855	2,855,000
County of San Bernardino CA (WLP Evergreen Apartments LLC) 0.06%, 05/15/2029(f)	400	400,000

		3,255,000

Colorado–0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) 0.08%, 12/01/2052(f)	15,000	15,000,000

District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace) 0.06%, 11/01/2045(f)	5,505	5,505,000
District of Columbia (Georgetown University (The)) 0.07%, 04/01/2041(f)	3,530	3,530,000

34	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
District of Columbia (MedStar Health Obligated Group) Series 2012A 0.08%, 08/15/2038(f)	$2,345	$2,345,000

		11,380,000

Florida–0.3%
City of Lakeland FL (Florida Southern College) 0.07%, 09/01/2024(f)	1,830	1,830,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) 0.06%, 07/01/2032(f)	2,200	2,200,000
Florida Gulf Coast University Financing Corp. Series 2009A 0.05%, 02/01/2039	1,570	1,570,000
Florida Keys Aqueduct Authority Series 2008 0.09%, 09/01/2035(f)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2008 0.09%, 06/01/2048(f)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017C 0.06%, 01/01/2039(f)	1,405	1,405,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019E 0.04%, 10/01/2026	3,100	3,100,000

		18,455,000

Georgia–0.5%
Development Authority of Heard County (Oglethorpe Power Corp.) 0.09%, 01/01/2038(f)	2,820	2,820,000
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2009B 0.09%, 01/01/2036(f)	30,000	30,000,000

		32,820,000

Hawaii–0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) 0.06%, 12/01/2041(f)	3,640	3,640,000

Illinois–0.6%
Illinois Development Finance Authority (American College of Surgeons) 0.06%, 08/01/2026	560	560,000

Principal Amount (000)		U.S. $ Value
Illinois Educational Facilities Authority (Lincoln Park Society (The)) 0.11%, 01/01/2029(f)	$100	$100,000
Illinois Finance Authority (Carle Foundation Obligated Group (The)) Series 2009B 0.07%, 02/15/2033(f)	8,305	8,305,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005B 0.09%, 08/01/2035(f)	995	995,000
Illinois Finance Authority (North Park University) 0.06%, 07/01/2035(f)	8,880	8,880,000
Illinois Housing Development Authority (Steadfast Foxview LP) 0.05%, 01/01/2041(f)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) 0.08%, 06/01/2038(f)	2,940	2,940,000

		36,280,000

Iowa–0.2%
Iowa Finance Authority (Iowa Health System Obligated Group) 0.08%, 11/15/2041(f)	9,135	9,135,000
Iowa Finance Authority (Iowa Health System) 0.07%, 12/01/2041	2,315	2,315,000

		11,450,000

Kentucky–0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016A 0.08%, 10/01/2039(f)	13,450	13,450,000

Louisiana–0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.08%, 09/01/2033(f)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) 0.07%, 07/01/2047(f)	14,525	14,525,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) 0.07%, 04/02/2023(f)	2,265	2,265,000

		37,240,000

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
Maryland–0.2%
Maryland Health & Higher Educational Facilities Authority Series 2014A 0.05%, 04/01/2035(f)	$2,200	$2,200,000
Series 2014B 0.05%, 04/01/2035(f)	1,925	1,925,000
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) 0.08%, 07/01/2043(f)	8,875	8,875,000
Montgomery County Housing Opportunities Commission Series 2011A 0.08%, 01/01/2049	1,875	1,875,000

		14,875,000

Massachusetts–0.1%
Commonwealth of Massachusetts Series 2020A 2.00%, 04/21/2021	5,415	5,420,652
Massachusetts Health & Educational Facilities Authority (Mass General Brigham, Inc.) 0.06%, 07/01/2040(f)	500	500,000

		5,920,652

Michigan–0.4%
Grand Valley State University Series 2019B 0.07%, 12/01/2031(f)	18,590	18,590,000
Lakeview School District/MI Series 2019B 0.07%, 05/01/2032(f)	6,025	6,025,000
Michigan Strategic Fund (Wedgwood Christian Services) 0.09%, 12/01/2038(f)	1,830	1,830,000

		26,445,000

Minnesota–0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) 0.09%, 11/15/2048(f)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) 0.06%, 09/01/2026(f)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) 0.07%, 11/01/2031(f)	1,525	1,525,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) 0.05%, 11/15/2034(f)	11,925	11,925,000
0.06%, 11/15/2034(f)	3,700	3,700,000

Principal Amount (000)		U.S. $ Value
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009C 0.05%, 11/15/2035(f)	$2,400	$2,400,000

		33,670,000

Nevada–0.5%
County of Clark Department of Aviation Series 2008D 0.08%, 07/01/2029(f)	26,075	26,075,000
Series 2014D 0.06%, 07/01/2040(f)	9,510	9,510,000

		35,585,000

New Jersey–0.3%
New Jersey Health Care Facilities Financing Authority 0.07%, 07/01/2035(f)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008B 0.06%, 07/01/2036(f)	2,270	2,270,000
Series 2008C 0.06%, 07/01/2036(f)	15,955	15,955,000

		21,220,000

New York–2.6%
City of New York NY
Series 2016 0.08%, 08/01/2044(f)	3,370	3,370,000
Series 2019I 0.08%, 03/01/2044(f)	5,450	5,450,000
Metropolitan Transportation Authority Series 2019B 5.00%, 05/15/2022	99,625	104,361,731
New York City Housing Development Corp. (2 Gold LLC) Series 2008A 0.06%, 04/15/2036(f)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) 0.08%, 05/01/2044(f)	21,910	21,910,000

		167,591,731

North Carolina–0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) 0.09%, 09/01/2037(f)	780	780,000

Ohio–0.1%
Columbus Regional Airport Authority 0.08%, 12/01/2036(f)	7,600	7,600,000

36	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Oregon–0.5%
Clackamas County Hospital Facility Authority (Legacy Health)
Series 2008A 0.06%, 06/01/2037(f)	$14,825	$14,825,000
Series 2008B 0.06%, 06/01/2037(f)	18,615	18,615,000

		33,440,000

Pennsylvania–0.3%
Emmaus General Authority
Series 2008D 0.05%, 03/01/2024(f)	2,000	2,000,000
Series 2008E 0.05%, 03/01/2024(f)	4,500	4,500,000
Haverford Township School District 0.07%, 03/01/2030(f)	2,425	2,425,000
Pennsylvania Turnpike Commission Series 2019 0.05%, 12/01/2038	700	700,000
Philadelphia Gas Works Co. Series 2020D 0.06%, 08/01/2031(f)	10,950	10,950,000

		20,575,000

Rhode Island–0.1%
Rhode Island Health and Educational Building Corp. (Rhode Island School of Design) Series 2008A 0.06%, 08/15/2034(f)	3,445	3,445,000
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012B 0.08%, 11/15/2038(f)	1,050	1,050,000

		4,495,000

Tennessee–0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018B 0.06%, 07/01/2045(f)	3,150	3,150,000
Loudon Industrial Development Board (Tate & Lyle Ingredients Americas LLC) 0.08%, 06/01/2023(f)	3,400	3,400,000

		6,550,000

Texas–0.8%
City of Houston TX Combined Utility System Revenue 0.07%, 05/15/2034(f)	30,030	30,030,000
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) 0.09%, 09/01/2041(f)	4,190	4,190,000

Principal Amount (000)		U.S. $ Value
State of Texas 4.00%, 08/26/2021	$19,895	$20,208,177
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) 0.07%, 02/15/2036	270	270,000

		54,698,177

Vermont–0.0%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) 0.08%, 12/01/2030(f)	900	900,000

Virginia–0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) 0.08%, 06/01/2034(f)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) 0.06%, 07/01/2052(f)	11,680	11,680,000

		14,680,000

Washington–0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) 0.06%, 12/15/2044(f)	1,250	1,250,000
Washington State Housing Finance Commission (Evergreen School (The)) 0.07%, 07/01/2028(f)	1,500	1,500,000
Washington State Housing Finance Commission (Panorama/United States) 0.06%, 04/01/2043(f)	2,400	2,400,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) 0.05%, 11/01/2047(f)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) 0.05%, 08/01/2044	6,590	6,590,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) 0.05%, 07/01/2047(f)	15,920	15,920,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) 0.05%, 06/01/2034	725	725,000

		37,825,000

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
Wisconsin–0.0%
Wisconsin Health & Educational Facilities Authority (Madison Family Medicine Residency Corp., Inc.) 0.08%, 05/01/2021	$380	$380,000

Total Short-Term Municipal Notes (cost $669,145,781)		670,200,560

Total Municipal Obligations (cost $5,969,752,564)		6,272,408,537

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(g)	813	816,675
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(g)	367	366,510
Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(g)	120	121,949
Series 2014-HQ2, Class M3 3.859% (LIBOR 1 Month + 3.75%), 09/25/2024(g)	480	493,778
Series 2015-DN1, Class M3 4.259% (LIBOR 1 Month + 4.15%), 01/25/2025(g)	19	18,956
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(g)	783	797,896
Series 2015-DNA2, Class M3 4.009% (LIBOR 1 Month + 3.90%), 12/25/2027(g)	262	266,844
Series 2015-DNA3, Class M3 4.809% (LIBOR 1 Month + 4.70%), 04/25/2028(g)	231	239,119
Series 2015-HQA1, Class M3 4.809% (LIBOR 1 Month + 4.70%), 03/25/2028(g)	181	188,072
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(g)	874	917,538
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(g)	1,519	1,577,917
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(g)	250	258,991
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(g)	788	815,555

Principal Amount (000)		U.S. $ Value
Series 2017-DNA1, Class M2 3.359% (LIBOR 1 Month + 3.25%), 07/25/2029(g)	$324	$332,544
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(g)	550	569,953
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(g)	911	928,294
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(g)	232	235,196
Series 2019-DNA1, Class M2 2.759% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(g)	1,461	1,469,366
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(g)	708	706,448
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(g)	947	955,734
Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(g)	304	312,749
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(g)	13	12,606
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(g)	617	624,417
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(g)	704	744,428
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(g)	272	285,727
Series 2016-C04, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 01/25/2029(g)	162	169,039
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(g)	674	700,911
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(g)	457	470,808
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	1,729	1,776,007
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(g)	1,343	1,372,629
Series 2017-C06, Class 1M2 2.759% (LIBOR 1 Month + 2.65%), 02/25/2030(g)	586	590,400

38	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(g)	$299	$300,828
STACR Trust Series 2018-DNA3, Class M2 2.209% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(g)	530	528,015

Total Collateralized Mortgage Obligations (cost $18,440,939)		19,965,899

CORPORATES-INVESTMENT GRADE–0.2%

Industrial–0.2%
Consumer Non-Cyclical–0.2%
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,536,513
Baylor Scott & White Holdings
Series 2021 0.827%, 11/15/2025	5,835	5,714,332
1.777%, 11/15/2030	5,000	4,753,300

Total Corporates–Investment Grade (cost $15,348,000)		15,004,145

Principal Amount (000)		U.S. $ Value

CORPORATES-NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation-Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	$3,765	$3,916,240
5.75%, 04/20/2029(a)	3,342	3,555,019

Total Corporates–Non-Investment Grade (cost $7,107,000)		7,471,259

SHORT-TERM INVESTMENTS–0.2%
U.S. Treasury Bills–0.2%
U.S. Treasury Bill
Zero Coupon, 06/03/2021(h) (cost $9,999,720)	10,000	9,999,737

Total Investments—97.3% (cost $6,020,648,223)		6,324,849,577

Other assets less liabilities—2.7%		178,773,601

Net Assets—100.0%		$6,503,623,178

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$52,900	$—	$52,900
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	15,701	—	15,701
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	912	—	912
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	8,402,090	—	8,402,090
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	11,774,604	—	11,774,604
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	1,408,998	—	1,408,998
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	1,384,318	—	1,384,318
USD	19,500	02/15/2041	CPI#	2.282%	Maturity	(730,320)	—	(730,320)

						$22,309,203	$—	$22,309,203

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	43,750	01/15/2028	0.803%	3 Month LIBOR	Semi-Annual/Quarterly	$1,748,786	$1,699,415	$49,371
USD	43,750	01/15/2028	3 month LIBOR	0.803%	Quarterly/Semi-Annual	(1,748,787)	—	(1,748,787)
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi-Annual/Quarterly	3,098,825	—	3,098,825
USD	22,000	02/15/2041	3 month LIBOR	2.166%	Quarterly/Semi-Annual	(53,875)	—	(53,875)

						$3,044,949	$1,699,415	$1,345,534

Schedule of Investments—Diversified Municipal Portfolio	39

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	505	$(136,047)	$(48,933)	$(87,114)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,677	(451,784)	(209,641)	(242,143)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	112	(30,172)	(13,578)	(16,594)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	277	(74,624)	(27,088)	(47,536)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,414	(919,731)	(411,150)	(508,581)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,451	(929,412)	(337,890)	(591,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,192	(1,398,725)	(495,296)	(903,429)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	647	(174,302)	(80,543)	(93,759)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,500	(1,212,300)	(416,673)	(795,627)

						$(5,327,097)	$(2,040,792)	$(3,286,305)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA*	Quarterly	$161,302	$—	$161,302
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	134,891	—	134,891

							$296,193	$—	$296,193

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $171,213,169 or 2.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

40	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2021 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.2%

Long-Term Municipal Bonds–91.6%
New York–75.1%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021-12/15/2026	$5,085	$5,758,341
Battery Park City Authority Series 2013A 5.00%, 11/01/2022	4,325	4,650,711
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020I 3.00%, 04/01/2035-04/01/2037	5,720	6,046,204
4.00%, 04/01/2034-04/01/2040	5,025	5,788,788
5.00%, 04/01/2030-04/01/2033	4,000	5,134,427
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,145,626
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,652,951
5.25%, 11/01/2029	1,900	2,085,650
City of New York NY Series 1993E-3 5.00%, 08/01/2023	6,855	6,962,340
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,022,754
5.00%, 08/01/2026	10,315	10,473,796
Series 2011D-1 5.00%, 10/01/2024	2,860	2,926,663
Series 2012I 5.00%, 08/01/2022	2,320	2,467,608
Series 20171 5.00%, 08/01/2025	1,130	1,340,831
Series 2017C 5.00%, 08/01/2023-08/01/2024	2,335	2,639,378
Series 2018A 5.00%, 08/01/2026	7,690	9,394,850
Series 2018D 5.00%, 12/01/2038	9,665	11,934,924
Series 2019B 5.00%, 10/01/2032	4,205	5,382,035
Series 2019H 5.00%, 01/01/2032	5,615	7,075,305

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
Series 2020A 5.00%, 08/01/2028	$1,660	$2,122,129
Series 2020B 5.00%, 11/01/2027-11/01/2028	10,000	12,743,521
Series 2020C 5.00%, 08/01/2034-08/01/2038	13,710	17,533,862
Series 2020I 5.00%, 04/01/2029	1,350	1,739,797
Series 2021D 1.216%, 08/01/2026	6,000	5,957,881
1.396%, 08/01/2027	5,000	4,908,734
1.623%, 08/01/2028	4,000	3,932,066
County of Albany NY Series 2020C 5.00%, 11/01/2021-11/01/2023	5,655	6,038,889
County of Monroe NY Series 2015 5.00%, 06/01/2021-06/01/2022	10,660	10,943,941
BAM Series 2015 5.00%, 06/01/2021-06/01/2022	5,860	5,976,434
County of Nassau NY Series 2011A 5.00%, 04/01/2021-04/01/2022	5,915	5,915,000
Series 2014A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	11,607,449
Series 2017C 5.00%, 10/01/2026-10/01/2027	22,095	27,157,220
Dutchess County Local Development Corp. (Bard College) Series 2020A 5.00%, 07/01/2040(a)	1,900	2,241,515
Series 2020B 5.918%, 07/01/2039(a)	5,070	5,545,687
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group)
Series 2016B 5.00%, 07/01/2032	4,890	5,688,794
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,116,007
Erie County Industrial Development Agency (The) (Buffalo City School District)
Series 2011B 5.00%, 05/01/2022	5,800	5,819,957
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2031-02/15/2032	22,650	27,197,702
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,250	1,207,906
Long Island Power Authority Series 2019B 1.65%, 09/01/2049	9,490	9,807,256
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	952,799
Series 2011C 5.00%, 11/15/2024	1,965	2,016,929
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,150,262
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,403,474
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,575,131
Series 2016D 5.00%, 11/15/2027	1,210	1,450,433
Series 2017B 5.00%, 11/15/2027-11/15/2028	9,020	11,185,296
Series 2017C 5.00%, 11/15/2027-11/15/2031	57,830	70,549,674
Series 2019D 5.00%, 09/01/2022	17,480	18,523,864
Series 2019F 5.00%, 11/15/2022	3,230	3,450,343
Series 2020A 4.00%, 02/01/2022	24,415	25,076,256
AGM Series 2021 0.806% (SOFR + 0.55%), 11/01/2032(c)(d)	3,000	3,000,003
0.807% (SOFR + 0.80%), 11/01/2032(c)(d)	3,715	3,718,453
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2017A 5.00%, 11/15/2031	2,025	2,457,130
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2024	14,130	15,171,268
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 5.00%, 12/01/2024	510	586,656
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	2,825	3,032,885
Monroe County Industrial Development Corp/.NY (Rochester Regional Health Obligated Group) 5.00%, 12/01/2028	1,210	1,529,664

42	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
Series 2014 5.00%, 07/01/2024	$4,550	$5,171,201
New York City Housing Development Corp. Series 2013A 5.00%, 07/01/2025	2,000	2,184,350
New York City Municipal Water Finance Authority 5.00%, 06/15/2022 (Pre-refunded/ETM)	4,495	4,752,264
5.00%, 06/15/2022-06/15/2038	10,580	11,759,405
Series 2011HH 5.00%, 06/15/2026	9,055	9,141,591
Series 2014D 5.00%, 06/15/2029	3,000	3,430,275
Series 2015F 5.00%, 06/15/2027-06/15/2028	7,830	9,257,091
Series 2015G 5.00%, 06/15/2028	11,465	13,506,209
Series 2017E 5.00%, 06/15/2037	1,795	2,172,796
Series 2018AA 5.00%, 06/15/2024	8,280	9,501,734
Series 2019D 5.00%, 06/15/2024	1,005	1,087,460
Series 2019F 5.00%, 06/15/2040	6,190	7,727,919
Series 2020 5.00%, 06/15/2031	9,070	12,278,433
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 07/15/2025	4,420	4,477,277
Series 2012S 5.00%, 07/15/2025	7,390	7,827,668
Series 2018S 5.00%, 07/15/2031-07/15/2032	18,065	22,676,232
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 05/01/2037	3,065	3,607,826
5.00%, 11/01/2027	2,500	3,152,276
Series 2011A-1 5.00%, 11/01/2023	15,315	15,750,759
Series 2011B 5.00%, 02/01/2024	9,000	9,048,068
Series 2012B 5.00%, 11/01/2023-11/01/2024	10,805	11,620,154
Series 2012D 5.00%, 11/01/2021-11/01/2023	19,575	20,647,812
Series 2012E 5.00%, 02/01/2025-02/01/2026	$6,600	$6,861,560
Series 2014A 5.00%, 08/01/2027-08/01/2029	6,655	7,631,135
Series 2014C 5.00%, 11/01/2026	6,345	7,236,857
Series 2014D-1 5.00%, 02/01/2028-02/01/2029	9,535	10,746,138
Series 2015C 5.00%, 11/01/2026	20,000	23,548,588
Series 2016B 5.00%, 08/01/2031	2,150	2,597,908
Series 2017F 5.00%, 05/01/2032	1,220	1,491,859
Series 2021 5.00%, 11/01/2026(c)	3,875	4,782,132
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	20,524,766
2.625%, 09/15/2069	22,240	22,434,909
2.80%, 09/15/2069	6,470	6,393,525
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	45,339
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	3,125	3,161,714
Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,343,474
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	900,856
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	848,784
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	916,478
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,485,247
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2022-07/01/2026	6,415	7,201,799
New York State Dormitory Authority (Multiple School Districts—NY) AGM 5.00%, 10/01/2026-10/01/2029	5,185	6,456,969
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 03/15/2023	2,215	2,421,681
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 07/01/2023	2,040	2,254,977
Series 2019A 5.00%, 07/01/2032	2,975	3,844,430

Schedule of Investments—New York Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(a)	$4,600	$5,265,018
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2021-07/01/2026	3,110	3,441,293
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2024	1,130	1,286,227
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	11,385	12,854,278
Series 2012 5.00%, 12/15/2021	5,905	6,104,538
Series 2012B 5.00%, 03/15/2022	3,905	4,084,055
Series 2012D 5.00%, 02/15/2022-02/15/2025	18,285	19,039,429
Series 2014A 5.00%, 02/15/2028	2,400	2,709,729
Series 2014C 5.00%, 03/15/2028-03/15/2029	14,485	16,403,800
Series 2015B 5.00%, 02/15/2023	1,160	1,263,835
Series 2015E 5.00%, 03/15/2023	4,380	4,788,697
Series 2017 5.00%, 02/15/2025	3,995	4,686,266
Series 2020A 5.00%, 03/15/2024	6,475	7,360,346
Series 2020D 5.00%, 02/15/2034	9,425	12,031,718
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,515,047
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 03/15/2031	3,125	3,962,794
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019B 5.00%, 06/15/2027	445	561,944
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 03/15/2022-09/15/2022	9,320	9,930,603
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	$5,155	$5,342,302
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2021-04/01/2025	26,175	27,061,637
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2026-01/01/2028	4,345	5,038,171
Series 2014J 5.00%, 01/01/2026-01/01/2027	33,900	38,068,857
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022-03/15/2028	6,020	7,071,288
Series 2020A 4.00%, 03/15/2038	4,350	5,068,767
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	3,024,342
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	2,355	2,821,591
Series 2018 5.00%, 01/01/2027-01/01/2036	30,980	37,345,124
New York Transportation Development Corp. (Empire State Thruway Partners LLC) 4.00%, 10/31/2034-10/31/2041	2,460	2,795,241
New York Transportation Development Corp. (JFK International Air Terminal LLC) 5.00%, 12/01/2027-12/01/2036	5,705	7,032,570
New York Transportation Development Corp. (Laguardia Gateway Partners LLC)
Series 2016A 5.25%, 01/01/2050	2,535	2,854,544
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	950	1,022,853
Niagara Area Development Corp. (Covanta Holding Corp.)
Series 2018A 4.75%, 11/01/2042(a)	1,000	1,045,097

44	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018B 3.50%, 11/01/2024(a)	$3,400	$3,535,350
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	12,887,023
Port Authority of New York & New Jersey 5.00%, 11/01/2035-11/01/2036	8,345	10,372,995
Series 2011O 5.00%, 10/15/2021	5,215	5,346,129
Series 2013-178 5.00%, 12/01/2023	10,480	11,755,640
Series 2014 5.00%, 09/01/2023-09/01/2027	12,470	14,069,927
Series 2014-1 5.00%, 10/15/2023	3,455	3,856,912
Series 2014-186 5.00%, 10/15/2021-10/15/2022	12,575	13,125,798
Series 2015E 5.00%, 10/15/2022-10/15/2026	16,390	18,750,563
Series 2016E 5.00%, 10/01/2021	6,655	6,810,016
Series 2017 5.00%, 10/15/2028	6,925	8,514,819
Series 20182 5.00%, 09/15/2025-09/15/2027	12,350	15,175,865
Series 20202 5.00%, 07/15/2033-07/15/2035	18,290	23,077,914
Series 20212 5.00%, 10/15/2022-10/15/2023(c)	5,750	6,201,611
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025-10/15/2026	13,140	15,234,741
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029-12/01/2034	1,500	1,723,299
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022-02/15/2023	11,660	12,180,590
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,254,339
5.00%, 01/01/2028 (Pre-refunded/ETM)	5,360	5,554,751
Series 2012B 5.00%, 11/15/2021-11/15/2023	25,760	27,379,495
Series 2013A 5.00%, 11/15/2028	5,000	5,450,929
Series 2013B 5.00%, 11/15/2022	7,525	8,106,962
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031-09/01/2033	8,385	10,736,591
Series 2010B 5.00%, 09/01/2021	1,000	1,003,197
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) 5.00%, 12/01/2031-12/01/2032	$3,800	$4,938,858
Series 2016A 4.00%, 12/01/2033	1,125	1,340,910
5.00%, 12/01/2026	7,175	8,742,834
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2022-06/01/2023	2,000	2,150,366
Utility Debt Securitization Authority Series 2013T 5.00%, 06/15/2026-12/15/2029	34,825	39,157,221

		1,362,143,020

Alabama–1.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/2048	5,935	6,445,011
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 04/01/2049	10,000	10,939,787
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	1,400	1,555,897

		18,940,695

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,055	1,267,444

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,430	1,430,425

California–0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,860	2,911,637

Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,579,467
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	15,295	19,225,030
Vauxmont Metropolitan District AGM
5.00%, 12/01/2050	160	191,428

		21,995,925

Schedule of Investments—New York Municipal Portfolio	45

Principal Amount (000)		U.S. $ Value
Connecticut–1.5%
State of Connecticut
Series 2018B 5.00%, 04/15/2025	$14,565	$17,143,090
Series 2018C 5.00%, 06/15/2027	4,690	5,841,883
Series 2018F 5.00%, 09/15/2027	4,025	5,042,883

		28,027,856

Florida–0.1%
County of Osceola FL Transportation Revenue
Series 2020A
Zero Coupon, 10/01/2030-10/01/2034	410	300,064
Volusia County School Board (Volusia County School Board COP)
Series 2014B 5.00%, 08/01/2026	1,000	1,144,184

		1,444,248

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031-01/01/2035	2,655	3,256,602

Guam–1.3%
Guam Government Waterworks Authority
Series 2017 5.00%, 07/01/2028-07/01/2031	4,250	5,030,259
Guam Power Authority
Series 2017A 5.00%, 10/01/2025-10/01/2027	5,435	6,365,856
Territory of Guam 5.00%, 11/15/2031	290	320,482
Territory of Guam (Guam Section 30 Income Tax)
Series 2016A 5.00%, 12/01/2029-12/01/2032	2,545	2,920,260
Territory of Guam (Territory of Guam Business Privilege Tax)
Series 2015D 5.00%, 11/15/2023-11/15/2031	7,150	8,042,210

		22,679,067

Illinois–3.7%
Chicago Board of Education
Series 2017C 5.00%, 12/01/2023	8,160	8,999,120
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	1,580	1,913,074
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2028	5,090	5,311,156
Series 2017B 5.00%, 12/15/2028	2,000	2,413,764
State of Illinois
Series 2012 5.00%, 08/01/2023-08/01/2025	$10,490	$11,172,791
Series 2013 5.50%, 07/01/2025	7,435	8,149,234
Series 2014 5.00%, 05/01/2024	2,540	2,845,890
Series 2016 5.00%, 02/01/2024	4,200	4,672,907
Series 2017A 5.00%, 12/01/2024	2,060	2,344,492
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,005	14,485,694
Series 2018A 5.00%, 10/01/2024	2,910	3,296,804
Series 2018B 5.00%, 05/01/2024	1,405	1,574,203
Town of Cortland IL (Town of Cortland IL Spl Tax)
Series 2006 5.50%, 03/01/2017(e)(f)	1,307	241,795

		67,420,924

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	2,350	2,393,960

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	1,210	1,416,489
Kentucky Economic Development Finance Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2033-08/01/2035	3,190	3,991,453

		5,407,942

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	240	270,930
6.10%, 06/01/2038-12/01/2040(a)	805	1,006,384

		1,277,314

Michigan–1.2%
City of Detroit MI 5.00%, 04/01/2029-04/01/2032	1,255	1,479,677
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue)
Series 2012A 5.00%, 07/01/2022	3,055	3,233,195
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	17,853,055

		22,565,927

46	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Missouri–0.0%
Howard Bend Levee District
XLCA 5.75%, 03/01/2025-03/01/2027	$395	$447,934

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019A 2.50%, 06/15/2024(a)	750	756,846
2.75%, 06/15/2028(a)	715	729,570

		1,486,416

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2013 5.00%, 03/01/2028	1,445	1,555,120
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	11,670,350
Series 2018A 5.00%, 06/15/2028	11,630	13,781,445
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2018A 5.00%, 12/15/2030	3,350	4,143,882
Series 2019B 5.00%, 06/15/2030-06/15/2034	6,760	8,283,094
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,295,172

		44,729,063

Ohio–0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC)
Series 2009D 4.25%, 08/01/2029	1,305	1,328,315
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	1,650	1,699,500

		3,027,815

Oklahoma–0.0%
Comanche County Memorial Hospital
5.00%, 07/01/2022	250	261,232

Pennsylvania–0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	4,148,724
Philadelphia Parking Authority (The)
Series 2009 5.25%, 09/01/2023	$2,435	$2,443,299

		6,592,023

Puerto Rico–0.5%
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	1,390	1,691,261
NATL Series 2007V 5.25%, 07/01/2029	255	282,574
Puerto Rico Highway & Transportation Authority
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,095	3,837,354
AGM Series 2007C 5.50%, 07/01/2031	1,370	1,686,946
NATL Series 2005L 5.25%, 07/01/2035	135	148,278
NATL Series 2007N 5.25%, 07/01/2032	275	305,010
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024	2,035	1,909,950

		9,861,373

Tennessee–0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2031-08/01/2034	3,500	4,401,901
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019A 5.00%, 02/01/2050	4,615	5,290,459

		9,692,360

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2018 5.00%, 07/15/2028	1,750	2,036,165
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(a)	4,540	4,824,815

		6,860,980

Washington–0.5%
Washington Health Care Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032-08/01/2034	7,280	9,133,859

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
Wisconsin–0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	$4,810	$5,543,269

Total Long-Term Municipal Bonds (cost $1,587,631,518)		1,660,799,310

Short-Term Municipal Notes–5.6%
New York–5.6%
Build NYC Resource Corp. (Asia Society (The)) 0.07%, 04/01/2045(g)	1,775	1,775,000
City of New York NY
Series 2008L 0.07%, 04/01/2038(g)	530	530,000
Series 2009B 0.08%, 09/01/2027(g)	5,850	5,850,000
Series 2016 0.08%, 08/01/2044(g)	8,995	8,995,000
Series 2019I 0.08%, 03/01/2044(g)	7,250	7,250,000
Dutchess County Industrial Development Agency (Marist College) 0.07%, 07/01/2038(g)	1,360	1,360,000
New York City Health and Hospitals Corp.
Series 2008B 0.06%, 02/15/2031(g)	5,660	5,660,000
Series 2008E 0.08%, 02/15/2026(g)	3,140	3,140,000
New York City Health and Hospitals Corp. (HHC Capital Corp.)
Series 2008C 0.08%, 02/15/2031(g)	2,000	2,000,000
New York City Housing Development Corp. 0.04%, 04/15/2035(g)	4,400	4,400,000
New York City Housing Development Corp. (201 Pearl LLC)
Series 2006A 0.06%, 10/15/2041(g)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP)
Series 2001A 0.04%, 04/01/2031(g)	1,300	1,300,000
New York City Municipal Water Finance Authority
Series 2015F 0.07%, 06/15/2035(g)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) 0.04%, 11/15/2036(g)	2,495	2,495,000
New York State Dormitory Authority (St. John’s University)
Series 2008B 0.06%, 07/01/2034(g)	$1,395	$1,395,000
Series 2012B 0.06%, 07/01/2037(g)	2,820	2,820,000
New York State Housing Finance Agency 0.06%, 11/15/2036(g)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) 0.06%, 11/01/2041(g)	1,835	1,835,000
New York State Housing Finance Agency (8 East 102nd Street LLC) 0.08%, 05/01/2044(g)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) 0.04%, 05/01/2035(g)	2,300	2,300,000
New York State Housing Finance Agency (River Terrace Associates LLC) 0.06%, 05/15/2034(g)	5,500	5,500,000
New York State Urban Development Corp.
Series 2008A 0.07%, 01/01/2030(g)	5,870	5,870,000
Triborough Bridge & Tunnel Authority
Series 20182 0.07%, 01/01/2031(g)	150	150,000
Series 2018C 0.06%, 01/01/2032(g)	8,210	8,210,000
Series 2021B 0.387% (SOFR + 0.38%), 01/01/2032(d)	5,150	5,147,660
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) 0.06%, 07/01/2032(g)	3,155	3,155,000

Total Short-Term Municipal Notes (cost $102,680,022)		102,672,660

Total Municipal Obligations (cost $1,690,311,540)		1,763,471,970

COLLATERALIZED MORTGAGE OBLIGATIONS–0.4%
Risk Share Floating Rate–0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	207	206,303

48	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	$239	$242,157
Series 2014-HQ2, Class M3 3.859% (LIBOR 1 Month + 3.75%), 09/25/2024(d)	210	216,569
Series 2016-DNA1, Class M3
5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(d)	197	206,653
Series 2016-HQA3, Class M3 3. 959% (LIBOR 1 Month + 3.85%), 03/25/2029(d)	250	258,991
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(d)	245	253,593
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(d)	320	331,609
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(d)	500	509,491
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	163	162,329
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(d)	264	274,942
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	273	275,493
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(d)	12	12,006
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	222	224,150
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	$433	$457,747
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	115	121,106
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	158	166,120
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	983	1,012,951
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(d)	888	911,973
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	225	230,152
Series 2017-C05, Class 1M2 2.309% (LIBOR 1 Month + 2.20%), 01/25/2030(d)	167	169,007
Series 2017-C06, Class 2M2
2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(d)	154	154,747

Total Collateralized Mortgage Obligations (cost $6,057,171)		6,398,089

GOVERNMENTS—TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,508,251)	2,377	2,569,388

Total Investments – 97.7% (cost $1,698,876,962)		1,772,439,447

Other assets less liabilities – 2.3%		41,420,376

Net Assets – 100.0%		$1,813,859,823

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$14,838	$—	$14,838
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	4,404	—	4,404
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	256	—	256
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	2,647,536	—	2,647,536
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	3,139,355	—	3,139,355
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	378,763	—	378,763
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	372,128	—	372,128
USD	5,500	02/15/2041	CPI#	2.282%	Maturity	(205,988)	—	(205,988)

						$6,351,292	$—	$6,351,292

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—New York Municipal Portfolio	49

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	59,770	02/15/2025	3 Month LIBOR	0.426%	Quarterly/Semi-Annual	$(764,742)	$—	$(764,742)
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Quarterly/Semi-Annual	220,144	—	220,144
USD	2,670	2/15/2041	1.868%	3 Month LIBOR	Quarterly/Semi-Annual	124,626	—	124,626

						$(419,972)	$—	$(419,972)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	169	$(45,529)	$(16,376)	$(29,153)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	560	(150,864)	(70,005)	(80,859)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	37	(9,968)	(4,486)	(5,482)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	93	(25,055)	(9,095)	(15,960)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,142	(307,655)	(137,532)	(170,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,151	(309,983)	(112,695)	(197,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,734	(467,140)	(165,417)	(301,723)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	216	(58,190)	(26,889)	(31,301)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,503	(404,908)	(139,169)	(265,739)

						$(1,779,292)	$(681,664)	$(1,097,628)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA	*	Quarterly	$47,916	$—	$47,916
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	40,071	—	40,071

								$87,987	$—	$87,987

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

50	Sanford C. Bernstein Fund, Inc.—2021 Semi-Annual Report

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $35,180,576 or 1.9% of net assets.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	11/13/2014	$1,250,929	$1,207,906	0.07%

(c)	When-Issued or delayed delivery security.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(e)	Defaulted matured security.
(f)	Non-income producing security.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.6% and 0.3%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

SRF—State Revolving Fund

SOFR—Secured Overnight Financing Rate.

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	51

SCB–MU–1945–0321

MAR    03.31.21

SEMI-ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

SEMI-ANNUAL REPORT

May 17, 2021

This report provides management’s discussion of fund performance for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the semi-annual reporting period ended March 31, 2021.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	-2.48%	3.23%

Advisor Class Shares[1]	-2.37%	3.49%

Class Z Shares[1]	-2.20%	3.95%

Bloomberg Barclays US Aggregate Bond Index	-2.73%	0.71%

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	-0.22%	0.49%

Class C Shares	-0.40%	0.20%

ICE BofA 1-3 Year US Treasury Index	0.00%	0.24%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg Barclays US Aggregate Bond Index for the Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended March 31, 2021.

During the six-month period, all share classes of the Intermediate Duration Portfolio outperformed the benchmark, before sales charges. Sector allocation was the largest contributor, relative to the benchmark, mostly from underweights to US Treasuries and US agency mortgages, and

2 | AB BOND FUNDS	abfunds.com

off-benchmark exposure to high-yield corporate bonds. Country and yield-curve positioning also contributed, due to an underweight to the 20-year part of the US curve. Security selection added to returns, as gains from selection in investment-grade corporate bonds more than offset losses from commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions detracted, as losses from shorts in the Canadian dollar and New Zealand dollar, as well as long exposure to the Swiss franc, were greater than gains from long positions in the euro and Russian ruble.

During the 12-month period, all share classes of the Intermediate Duration Portfolio outperformed the benchmark, before sales charges. Sector allocation was the primary contributor to performance, as an underweight to US Treasuries, off-benchmark exposure to high-yield corporate bonds and agency risk-sharing transactions, along with an underweight to US agency mortgages and an overweight to investment-grade corporate bonds, exceeded a loss from utilizing interest rate swaps. Security selection also contributed, as selection in investment-grade corporate bonds and asset-backed securities offset losses within commercial mortgage-backed securities and high-yield corporate bonds. Country and yield-curve positioning added to returns, due to underweights to the 10- and 20-year parts of the US yield curve. Currency decisions detracted, as losses from shorts in the New Zealand, Australian and Canadian dollars, along with a long position in the Swiss franc, were partially offset by gains from long positions in the euro and Russian ruble.

During the six-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning on the two-year part of the curve detracted, relative to the benchmark. Sector allocation was the primary contributor, as off-benchmark allocations to inflation-linked bonds and asset-backed securities more than offset a loss from credit risk-transfer securities. Security selection also contributed, mostly within investment-grade corporate bonds. Currency decisions did not have a meaningful impact on returns.

During the 12-month period, Class A shares of the Short Duration Portfolio outperformed the benchmark, while Class C shares underperformed, before sales charges. Yield-curve positioning on the two-year part of the curve detracted. Sector allocation was the primary contributor to performance, due to off-benchmark allocations to inflation-linked bonds, asset-backed securities and investment-grade corporate bonds that more than offset a loss from credit risk-transfer securities. Security selection in investment-grade corporate bonds and US agency mortgages also contributed. Currency decisions did not have a meaningful impact on performance.

abfunds.com	AB BOND FUNDS | 3

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps, written swaptions and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

During both periods, the Short Duration Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between regions and credit sectors over the six-month period ended March 31, 2021. After the positive impact of massive fiscal stimulus enacted by governments, and central bank monetary policies that anchored short-term interest rates at record lows to combat the COVID-19 pandemic, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns were negative, except in Italy, due to the European Central Bank’s bond-buying program to cap eurozone periphery yields. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging- and developed-market high-yield corporate bonds led gains, with significant positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency and hard-currency sovereign bonds, as well as emerging-market and developed-market investment-grade corporate bonds, also had positive results and outperformed global treasuries. Securitized assets also outperformed US Treasuries, with slightly negative results. The US dollar fell against most developed-market currencies and was mixed relative to emerging-market currencies. Brent crude oil prices rebounded by 54% on the improved economic outlook and OPEC+ production cuts. Copper gained 32% because of increased demand for infrastructure and green-energy initiatives. Gold prices fell about 9% due to the improved economic landscape.

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of

(continued on next page)

4 | AB BOND FUNDS	abfunds.com

comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be

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DISCLOSURES AND RISKS (continued)

reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

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DISCLOSURES AND RISKS (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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DISCLOSURES AND RISKS (continued)

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income

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DISCLOSURES AND RISKS (continued)

markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a

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DISCLOSURES AND RISKS (continued)

large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

On January 31, 2020, the United Kingdom (the “UK”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is developed and the UK determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolios’ investments and net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The UK may be less stable than it has been in recent years and investments in UK assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. Recently, the United States government acted to prohibit US persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading

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DISCLOSURES AND RISKS (continued)

and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information. The retail share classes of the Intermediate Duration Portfolio have been in operation only for a short period of time, and therefore have a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.57%

1 Year	3.23%	-1.13%

Since Inception[2]	2.48%	-0.11%

ADVISOR CLASS SHARES[3]			0.85%

1 Year	3.49%	3.49%

Since Inception[2]	2.69%	2.69%

CLASS Z SHARES[3]			1.34%

1 Year	3.95%	3.95%

Since Inception[2]	3.41%	3.41%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.13%

Since Inception[2]	-0.11%

ADVISOR CLASS SHARES[3]

1 Year	3.49%

Since Inception[2]	2.69%

CLASS Z SHARES[3]

1 Year	3.95%

Since Inception[2]	3.41%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.82%, 1.64% and 0.82% for Class A, Advisor Class and Class Z shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2021.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-0.30%

1 Year	0.49%	-3.77%

5 Years	0.97%	0.10%

10 Years	0.63%	0.19%

CLASS C SHARES			-1.06%

1 Year	0.20%	-0.80%

5 Years	0.77%	0.77%

10 Years[2]	0.38%	0.38%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.77%

5 Years	0.10%

10 Years	0.19%

CLASS C SHARES

1 Year	-0.80%

5 Years	0.77%

10 Years[2]	0.38%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07% and 1.83% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2021.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$975.20	$6.11	1.24%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%
Advisor Class
Actual	$1,000	$976.30	$5.37	1.09%
Hypothetical**	$1,000	$1,019.50	$5.49	1.09%
Class Z
Actual	$1,000	$978.00	$3.75	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%

Short Duration Plus Portfolio

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.80	$5.23	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%
Class C
Actual	$1,000	$996.00	$6.22	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,803.0

1

All data are as of March 31, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.5% in Common Stocks, Emerging Markets–Sovereigns and Governments–Sovereign Bonds

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PORTFOLIO SUMMARY

SHORT DURATION PLUS PORTFOLIO

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $279.4

1

All data are as of March 31, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

March 31, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 29.2%
Industrial – 18.4%
Basic – 1.4%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	1,773	$1,746,848
4.25%, 09/18/2029(a)		449	475,519
DuPont de Nemours, Inc. 4.205%, 11/15/2023		4,915	5,335,577
4.493%, 11/15/2025		4,913	5,560,288
Eastman Chemical Co. 3.80%, 03/15/2025		2,282	2,481,196
Fresnillo PLC 4.25%, 10/02/2050(a)		11,109	10,914,592
Glencore Funding LLC 4.125%, 05/30/2023(a)		2,622	2,801,319
GUSAP III LP 4.25%, 01/21/2030(a)		5,248	5,523,520
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		1,544	1,584,530
Inversiones CMPC SA 3.85%, 01/13/2030(a)		2,742	2,910,804
4.375%, 04/04/2027(a)		2,062	2,257,168
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		1,151	1,210,708
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		1,910	1,868,954
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		3,400	3,690,062
4.875%, 09/19/2022(a)		1,519	1,596,374
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,464,976

			51,422,435

Capital Goods – 0.2%
Raytheon Technologies Corp. 3.95%, 08/16/2025		6,049	6,722,677
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,185,729

			7,908,406

Communications - Media – 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		868	957,595

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

4.80%, 03/01/2050	U.S.$	3,131	$3,371,054
5.125%, 07/01/2049		1,949	2,200,187
Comcast Corp. 3.45%, 02/01/2050		3,250	3,338,205
4.15%, 10/15/2028		4,460	5,100,411
Cox Communications, Inc. 2.95%, 06/30/2023(a)		2,401	2,507,965
Prosus NV 3.68%, 01/21/2030(a)		550	568,563
4.027%, 08/03/2050(a)		1,993	1,813,630
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		5,470	5,487,777
2.39%, 06/03/2030(a)		3,060	2,949,412
3.24%, 06/03/2050(a)		4,830	4,430,704
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,532,748
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		6,619	7,550,293
ViacomCBS, Inc. 3.375%, 02/15/2028		3,742	3,980,552
3.70%, 06/01/2028		1,731	1,875,660
4.95%, 01/15/2031		1,830	2,161,706
Weibo Corp. 3.375%, 07/08/2030		11,908	11,780,108

			62,606,570

Communications - Telecommunications – 1.2%
AT&T, Inc. 2.75%, 06/01/2031		1,793	1,786,222
3.50%, 09/15/2053(a)		10,244	9,473,344
3.65%, 09/15/2059(a)		4,421	4,046,453
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(a)		4,012	4,455,828
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		6,740	7,250,690
Verizon Communications, Inc. 2.987%, 10/30/2056(a)		4,503	3,961,469
3.40%, 03/22/2041		11,399	11,578,306
4.862%, 08/21/2046		2,993	3,606,056
5.012%, 04/15/2049		422	521,200

			46,679,568

22 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.0%
General Motors Co. 6.125%, 10/01/2025	U.S.$	1,152	$1,357,044
6.80%, 10/01/2027		1,611	2,002,989
General Motors Financial Co., Inc. 4.30%, 07/13/2025		1,405	1,545,135
5.10%, 01/17/2024		6,170	6,826,056
5.25%, 03/01/2026		1,600	1,833,376
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		10,500	11,021,640
Lear Corp. 3.50%, 05/30/2030		3,051	3,194,489
3.80%, 09/15/2027		933	1,017,343
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		8,330	9,074,452

			37,872,524

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		4,875	5,004,236
3.20%, 08/08/2024		960	1,000,934
3.90%, 08/08/2029		3,987	4,096,324
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	607,274

			10,708,768

Consumer Cyclical - Retailers – 0.9%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		2,127	2,093,266
3.90%, 04/15/2030		3,144	3,414,478
AutoNation, Inc. 4.75%, 06/01/2030		1,195	1,377,166
Falabella SA 3.75%, 10/30/2027(a)		2,945	3,170,477
InRetail Consumer 3.25%, 03/22/2028(a)		3,460	3,453,512
Ralph Lauren Corp. 2.95%, 06/15/2030		10,579	10,930,857
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,113,270

			33,553,026

Consumer Non-Cyclical – 4.0%
AbbVie, Inc. 2.95%, 11/21/2026		5,352	5,697,311
4.25%, 11/21/2049		5,424	6,139,751

abfunds.com	AB BOND FUNDS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 3.40%, 05/06/2030	U.S.$	7,300	$7,622,441
4.80%, 02/14/2029		4,904	5,627,879
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		3,608	4,088,080
5.55%, 01/23/2049		9,040	11,658,074
Banner Health 1.897%, 01/01/2031		2,474	2,348,197
BAT Capital Corp. 2.259%, 03/25/2028		11,104	10,920,895
2.726%, 03/25/2031		4,352	4,229,709
4.70%, 04/02/2027		4,650	5,238,272
Biogen, Inc. 4.05%, 09/15/2025		7,188	7,987,234
Cencosud SA 5.15%, 02/12/2025(a)		6,910	7,711,128
Cigna Corp. 3.40%, 03/01/2027		8,649	9,394,457
3.75%, 07/15/2023		820	876,449
4.125%, 11/15/2025		2,682	2,991,959
4.375%, 10/15/2028		3,600	4,120,452
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		1,899	1,738,178
2.75%, 01/22/2030		2,389	2,400,945
CVS Health Corp. 4.30%, 03/25/2028		460	522,155
5.05%, 03/25/2048		6,556	8,047,687
Gilead Sciences, Inc. 4.75%, 03/01/2046		10,009	12,083,165
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,585	1,551,319
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		4,948	5,323,157
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		378	409,776
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	7,244,504
Tyson Foods, Inc. 3.95%, 08/15/2024		5,908	6,460,162
4.00%, 03/01/2026		763	846,190
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026		6,825	7,524,290
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		1,136	1,215,997

			152,019,813

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Energy – 5.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	U.S.$	11,885	$12,716,118
Boardwalk Pipelines LP 3.40%, 02/15/2031		3,871	3,897,052
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	10,752,911
Cenovus Energy, Inc. 5.375%, 07/15/2025		2,065	2,323,786
Chevron USA, Inc. 3.90%, 11/15/2024		6,369	7,016,791
5.25%, 11/15/2043		5,674	7,389,761
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	9,981,590
Energy Transfer Operating LP 4.75%, 01/15/2026		6,615	7,345,957
6.25%, 04/15/2049		3,278	3,866,401
Eni SpA 4.25%, 05/09/2029(a)		3,228	3,606,967
Enterprise Products Operating LLC 3.35%, 03/15/2023		11	11,536
4.20%, 01/31/2050		9,811	10,457,447
Husky Energy, Inc. 4.40%, 04/15/2029		11,355	12,131,796
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023		7	7,324
Kinder Morgan, Inc. 3.15%, 01/15/2023		5,150	5,375,312
Marathon Oil Corp. 3.85%, 06/01/2025		10,900	11,696,572
Marathon Petroleum Corp. 5.125%, 12/15/2026		9,518	11,094,657
6.50%, 03/01/2041		1,683	2,231,338
MPLX LP 5.20%, 03/01/2047		10,984	12,563,829
Oleoducto Central SA 4.00%, 07/14/2027(a)		631	666,494
ONEOK, Inc. 4.00%, 07/13/2027		4,900	5,315,912
4.35%, 03/15/2029		4,164	4,539,884
6.35%, 01/15/2031		1,192	1,495,507
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		407	406,955
4.50%, 12/15/2026		2,027	2,225,443

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

4.65%, 10/15/2025	U.S.$	11,148	$12,237,048
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		1,876	1,800,116
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	7,563,812
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,397	1,392,809
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		8,737	11,492,038
Valero Energy Corp. 2.70%, 04/15/2023		3,902	4,051,486
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,134,108

			189,788,757

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		3,311	3,608,990

Services – 0.5%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,826,496
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,472,954
Expedia Group, Inc. 6.25%, 05/01/2025(a)		211	243,990
Mastercard, Inc. 3.30%, 03/26/2027		2,665	2,930,434

			19,473,874

Technology – 1.8%
Apple, Inc. 2.40%, 08/20/2050		7,394	6,445,646
Baidu, Inc. 3.425%, 04/07/2030		217	226,764
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		1,997	2,120,235
Broadcom, Inc. 3.50%, 02/15/2041(a)		5,266	5,044,881
4.11%, 09/15/2028		5,346	5,837,030
4.15%, 11/15/2030		6,902	7,447,051
5.00%, 04/15/2030		6,078	6,927,218
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,910,981
Infor, Inc. 1.75%, 07/15/2025(a)		2,719	2,745,075

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Micron Technology, Inc. 4.185%, 02/15/2027	U.S.$	9,824	$10,909,257
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		1,102	1,318,389
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		839	880,170
Oracle Corp. 2.50%, 04/01/2025		6,769	7,100,004
3.95%, 03/25/2051		6,642	6,857,599
SK Hynix, Inc. 2.375%, 01/19/2031(a)		1,818	1,722,101

			67,492,401

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		3,393	3,620,918
4.75%, 10/20/2028(a)		3,940	4,286,799
Southwest Airlines Co. 5.25%, 05/04/2025		4,073	4,633,852

			12,541,569

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		471	498,082
5.875%, 07/05/2034(a)		1,161	1,353,524

			1,851,606

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(a)		1,235	1,245,806

			698,774,113

Financial Institutions – 10.2%
Banking – 7.1%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,312,761
AIB Group PLC 4.75%, 10/12/2023(a)		572	625,047
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 05/15/2021(b)(c)		616	616,092
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(b)(c)		1,532	1,522,885
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	453,697

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Banco de Credito del Peru 3.125%, 07/01/2030(a)	U.S.$	5,996	$5,986,107
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		2,650	2,975,420
Banco Santander SA 2.749%, 12/03/2030		3,000	2,852,130
3.49%, 05/28/2030		1,000	1,044,920
5.179%, 11/19/2025		9,800	11,135,152
Bank of America Corp. 5.00%, 05/13/2021		10	10,051
Series DD 6.30%, 03/10/2026(b)		1,628	1,866,632
Series L 3.95%, 04/21/2025		4,925	5,399,031
Series Z 6.50%, 10/23/2024(b)		2,548	2,861,328
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		1,628	1,764,622
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,728,125
BBVA USA 2.875%, 06/29/2022		8,460	8,700,179
BNP Paribas SA 1.323%, 01/13/2027(a)		3,168	3,101,187
BPCE SA 2.75%, 01/11/2023(a)		1,822	1,893,696
5.70%, 10/22/2023(a)		1,991	2,223,808
Capital One Financial Corp. 2.60%, 05/11/2023		3,355	3,491,213
3.30%, 10/30/2024		8,359	9,013,259
Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(b)(c)		3,790	3,788,257
CITIC Ltd. 2.85%, 02/25/2030(a)		3,688	3,654,577
Citigroup, Inc. 4.45%, 09/29/2027		7,045	7,923,511
4.50%, 01/14/2022		11	11,357
5.95%, 01/30/2023(b)		2,569	2,696,166
Series R 4.672% (LIBOR 3 Month + 4.48%), 05/15/2021(b)(c)		2,355	2,357,944
Series W 4.00%, 12/10/2025(b)		3,243	3,270,922

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 3.95%, 11/09/2022	U.S.$	1,581	$1,664,398
4.375%, 08/04/2025		6,380	7,068,976
Credit Agricole SA/London 3.25%, 10/04/2024(a)		1,287	1,382,199
3.375%, 01/10/2022(a)		576	589,421
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,761,417
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		4,221	4,229,147
3.961%, 11/26/2025		1,336	1,445,659
Discover Bank 4.682%, 08/09/2028		2,264	2,415,530
Goldman Sachs Group, Inc. (The) 5.25%, 07/27/2021		6	6,092
5.75%, 01/24/2022		14	14,608
HSBC Holdings PLC 4.041%, 03/13/2028		7,182	7,875,207
4.25%, 03/14/2024		3,943	4,289,550
4.292%, 09/12/2026		2,495	2,762,938
6.375%, 03/30/2025(b)		1,725	1,902,934
ING Groep NV 2.727%, 04/01/2032		6,439	6,433,076
JPMorgan Chase & Co. 2.083%, 04/22/2026		4,480	4,601,722
3.54%, 05/01/2028		10,073	10,981,484
Series I 3.682% (LIBOR 3 Month + 3.47%), 04/30/2021(b)(c)		3,323	3,312,067
Series V 3.558% (LIBOR 3 Month + 3.32%), 07/01/2021(b)(c)		1,622	1,609,284
Series Z 4.005% (LIBOR 3 Month + 3.80%), 05/01/2021(b)(c)		2,716	2,717,711
Morgan Stanley 3.591%, 07/22/2028		8,591	9,361,870
5.00%, 11/24/2025		3,110	3,574,167
7.25%, 04/01/2032		15	21,074
Series H 3.851% (LIBOR 3 Month + 3.61%), 07/15/2021(b)(c)		772	771,359
Series J 4.051% (LIBOR 3 Month + 3.81%), 04/15/2021(b)(c)		7,335	7,337,494

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Natwest Group PLC 8.625%, 08/15/2021(b)	U.S.$	7,871	$8,080,998
Series U 2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		2,900	2,869,347
Santander Holdings USA, Inc. 4.40%, 07/13/2027		3,049	3,370,456
Societe Generale SA 4.25%, 08/19/2026(a)		6,700	7,292,280
Standard Chartered PLC 1.722% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		300	281,355
4.30%, 02/19/2027(a)		9,464	10,248,944
5.20%, 01/26/2024(a)		3,782	4,153,657
7.50%, 04/02/2022(a)(b)		1,882	1,969,155
7.75%, 04/02/2023(a)(b)		822	892,002
State Street Corp. 2.901%, 03/30/2026		498	530,186
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		6,656	7,258,501
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,521,875
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(b)		3,426	3,778,604
UniCredit SpA 2.569%, 09/22/2026(a)		11,095	11,147,812
US Bancorp Series J 5.30%, 04/15/2027(b)		3,485	3,816,110
Wells Fargo & Co. 2.188%, 04/30/2026		3,502	3,612,698
3.75%, 01/24/2024		6,552	7,084,612
3.90%, 03/15/2026(b)		2,664	2,692,878

			269,010,930

Brokerage – 0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		3,271	3,616,221
Series I 4.00%, 06/01/2026(b)		7,570	7,687,562

			11,303,783

Finance – 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		613	714,948

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Air Lease Corp. 2.875%, 01/15/2026	U.S.$	2,045	$2,116,554
3.625%, 04/01/2027		303	320,007
3.875%, 07/03/2023		606	644,414
4.25%, 02/01/2024		2,411	2,615,043
Aircastle Ltd. 2.85%, 01/26/2028(a)		8,390	8,002,634
4.125%, 05/01/2024		1,481	1,564,602
4.25%, 06/15/2026		530	558,106
4.40%, 09/25/2023		3,751	3,998,791
5.00%, 04/01/2023		306	326,242
5.25%, 08/11/2025(a)		3,730	4,063,910
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		4,176	4,069,053
2.875%, 01/20/2022(a)		582	590,282
3.50%, 11/01/2027(a)		1,314	1,351,042
3.875%, 05/01/2023(a)		3,183	3,324,994
4.125%, 08/01/2025(a)		35	37,282
4.375%, 01/30/2024(a)		1,300	1,382,563
4.875%, 10/01/2025(a)		1,447	1,579,357
5.50%, 12/15/2024(a)		3,623	4,061,021
CDBL Funding 1 3.50%, 10/24/2027(a)		5,770	6,119,806
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	250	366,035
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	9,960	11,292,648
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		2,843	3,253,415
Synchrony Financial 4.50%, 07/23/2025		6,600	7,310,358

			69,663,107

Insurance – 0.7%
Alleghany Corp. 3.625%, 05/15/2030		7,452	8,035,194
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		2,851	3,315,342
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		5,200	7,225,296
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		2,058	3,343,036
Prudential Financial, Inc. 5.20%, 03/15/2044		1,970	2,098,897

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

5.375%, 05/15/2045	U.S.$	615	$674,040
5.875%, 09/15/2042		459	485,002
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,298,589

			28,475,396

Other Finance – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	711,950
China Cinda 2020 I Management Ltd. 3.125%, 03/18/2030(a)		5,905	5,936,371

			6,648,321

REITS – 0.1%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	213,164
Rexford Industrial Realty LP 2.125%, 12/01/2030		5,037	4,705,213

			4,918,377

			390,019,914

Utility – 0.6%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		1,670	1,727,866
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		3,081	2,499,461
Colbun SA 3.15%, 03/06/2030(a)		400	409,250
Enel Chile SA 4.875%, 06/12/2028		4,545	5,250,895
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		7,000	7,880,075
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		1,368	1,450,381
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(a)		2,389	2,601,024

			21,818,952

Total Corporates - Investment Grade (cost $1,079,604,667)			1,110,612,979

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 27.8%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	$8,674,363

Netherlands – 1.1%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	42,338,050

United States – 26.5%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	12,265	9,225,580
1.875%, 02/15/2051		44,085	38,967,007
2.00%, 02/15/2050		2,460	2,242,828
2.25%, 08/15/2046		12,530	12,120,817
2.375%, 11/15/2049		2,885	2,857,502
2.50%, 02/15/2045-05/15/2046		25,872	26,288,227
3.00%, 05/15/2045-02/15/2049		78,384	87,560,813
3.375%, 05/15/2044		5,710	6,737,210
3.50%, 02/15/2039		4,254	5,085,524
3.75%, 11/15/2043		10,205	12,724,359
4.375%, 02/15/2038-11/15/2039		49,130	65,470,031
4.50%, 02/15/2036		4,048	5,346,627
4.75%, 02/15/2037		4,156	5,674,239
5.50%, 08/15/2028		10,214	13,112,222
U.S. Treasury Notes 0.125%, 08/31/2022-02/28/2023		511,722	511,649,172
0.875%, 11/15/2030		7,436	6,871,329
1.50%, 02/15/2030		11,115	10,970,852
1.75%, 11/30/2021(d)		28,028	28,343,315
1.75%, 11/15/2029		11,550	11,679,938
1.875%, 01/31/2022		9,965	10,114,475
2.00%, 12/31/2021		26,704	27,092,042
2.125%, 08/15/2021(d)		32,897	33,154,008
2.25%, 04/30/2021-02/15/2027		38,231	38,479,261
2.625%, 02/15/2029		30,853	33,350,381

			1,005,117,759

Total Governments - Treasuries (cost $1,037,910,491)			1,056,130,172

MORTGAGE PASS-THROUGHS – 10.0%
Agency Fixed Rate 30-Year – 9.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049		26,658	28,595,510
Series 2020 3.50%, 01/01/2050		7,777	8,406,508

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033	U.S.$	1		$974
Series 2007 5.50%, 07/01/2035		806		926,560
Series 2016 4.00%, 02/01/2046		7,160		7,913,228
Series 2017 4.00%, 07/01/2044		5,705		6,300,771
Series 2018 4.00%, 08/01/2048		4,481		4,863,850
4.50%, 10/01/2048-11/01/2048		16,482		18,180,595
5.00%, 09/01/2048-11/01/2048		6,049		6,785,383
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		2		1,993
Series 2002 6.50%, 09/01/2032		0	**	182
Series 2003 5.50%, 04/01/2033-11/01/2033		2,258		2,587,688
Series 2004 5.50%, 04/01/2034-11/01/2034		1,969		2,266,672
6.50%, 08/01/2034		2		1,872
Series 2005 5.50%, 02/01/2035		1,759		2,024,477
Series 2006 5.50%, 04/01/2036		322		373,641
Series 2007 5.50%, 09/01/2036		675		778,558
Series 2008 6.00%, 03/01/2037		4		5,282
Series 2010 4.00%, 12/01/2040		3,434		3,768,197
Series 2012 3.50%, 02/01/2042-01/01/2043		26,333		28,577,770
Series 2013 3.50%, 04/01/2043		12,836		13,928,525
4.00%, 10/01/2043		10,671		11,762,684
Series 2015 3.00%, 05/01/2045-08/01/2045		13,722		14,436,092
Series 2018 3.50%, 02/01/2048-05/01/2048		8,580		9,112,539
4.50%, 09/01/2048		15,439		17,029,500
Series 2019 3.50%, 08/01/2049-11/01/2049		29,174		31,220,892

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Series 2020 3.50%, 01/01/2050	U.S.$	7,971		$8,576,319
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		5,817		6,137,693
Uniform Mortgage-Backed Security Series 2021 2.00%, 04/01/2051, TBA		35,770		35,661,012
2.50%, 04/01/2051, TBA		73,610		75,479,002

				345,703,969

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027		16		16,169
Series 2016 2.50%, 02/01/2031-01/01/2032		28,444		29,743,827
Series 2017 2.50%, 01/01/2032-02/01/2032		3,855		4,031,352

				33,791,348

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029-10/01/2029		440		488,134

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(c)		0	**	170
Series 2007 2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		605

				775

Total Mortgage Pass-Throughs (cost $369,484,900)				379,984,226

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Non-Agency Fixed Rate CMBS – 6.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		2,805		2,514,985

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048	U.S.$	871	$951,377
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,827,901
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525	9,328,060
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655	3,952,469
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		11,325	11,808,991
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490	7,993,662
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530	3,885,398
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141	13,053,516
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982	4,353,633
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890	6,569,080
Commercial Mortgage Trust Series 2012-CR3, Class E 4.751%, 10/15/2045(a)		3,938	2,104,528
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		1,359	1,364,688
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		1,705	1,809,562
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925	4,310,223
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250	6,727,370
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135	7,847,355
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451	3,724,605
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101	6,654,315

36 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2015-C4, Class A4 3.808%, 11/15/2048	U.S.$	7,715	$8,463,343
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.406%, 08/10/2044(a)		333	203,454
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		200	201,094
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		6,804	6,607,311
Series 2014-GC22, Class A5 3.862%, 06/10/2047		6,360	6,891,595
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(f)(g)		406	406,191
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(f)(g)		907	934,210
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(f)(g)		217	223,510
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.703%, 08/15/2046(a)		2,527	1,894,065
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300	6,798,617
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,942,992
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,654,166
Series 2015-C30, Class A5 3.822%, 07/15/2048		3,820	4,200,349
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,802	10,703,891
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.425%, 08/15/2046(a)		1,285	1,151,388
Series 2012-C6, Class E 5.142%, 05/15/2045(a)		3,967	2,563,143
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950	10,735,116
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	3,126,781
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,384	801,835

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	U.S.$	5,532	$5,615,508
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,718,873
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	8,963,079
Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	7,098,242
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,467,250
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,795,362
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	3,166,615
Series 2015-SG1, Class C 4.463%, 09/15/2048		3,276	3,098,799
Series 2016-C35, Class XA 1.922%, 07/15/2048(h)		23,366	1,759,285
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,079,159
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,350,270
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.17%, 03/15/2045(a)(h)		66,830	1,148,139
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,739,796
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,691,952
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,556,652

			249,533,750

Non-Agency Floating Rate CMBS – 2.5%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.006% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		3,638	3,631,266
Series 2018-KEYS, Class A 1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		7,150	7,143,397

38 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.106% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)	U.S.$	10,570	$10,318,054
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		6,218	6,249,158
BHMS Series 2018-ATLS, Class A 1.356% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		5,580	5,576,839
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.926% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		4,000	3,985,018
BX Trust Series 2018-EXCL, Class A 1.194% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		5,730	5,558,562
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		5,360	5,212,276
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		5,912	5,908,546
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.017% (SOFR + 2.00%), 01/25/2051(a)(c)		1,459	1,462,274
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		5,961	5,953,806
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		1,456	1,457,084
Series 2019-SMP, Class A 1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		1,700	1,698,972

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(g)	U.S.$	6,860	$7,078,898
Invitation Homes Trust Series 2018-SFR2, Class C 1.386% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		2,050	2,055,405
Series 2018-SFR3, Class C 1.408% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(c)		3,950	3,962,258
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		530	527,955
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(g)		2,464	2,096,413
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		5,432	5,397,552
Series 2019-MILE, Class A 1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		2,750	2,758,502
Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		9,857	7,245,034

			95,277,269

Total Commercial Mortgage-Backed Securities (cost $341,191,172)			344,811,019

INFLATION-LINKED SECURITIES – 8.1%
Canada – 0.9%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	6,974	5,950,573
1.50%, 12/01/2044		27,043	27,480,481

			33,431,054

40 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

United States – 7.2%
U.S. Treasury Inflation Index 0.125%, 01/15/2031 (TIPS)	U.S.$	9,103	$9,794,102
0.25%, 01/15/2025 (TIPS)		190,671	207,056,623
0.375%, 07/15/2025 (TIPS)		45,549	50,160,470
0.75%, 07/15/2028 (TIPS)		6,662	7,591,817

			274,603,012

Total Inflation-Linked Securities (cost $302,736,238)			308,034,066

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.1%
Risk Share Floating Rate – 4.2%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.959% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		1,763	1,772,411
Series 2019-3A, Class M1B 1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		3,489	3,505,193
Series 2019-3A, Class M1C 2.059% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		575	572,769
Series 2020-2A, Class M1B 3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		3,206	3,231,267
Series 2020-3A, Class M1B 2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(c)		1,900	1,916,032
Series 2021-1A, Class M1C 2.967% (SOFR + 2.95%), 03/25/2031(a)(c)		4,197	4,179,165
Chase Mortgage Finance Corp. Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		1,093	1,108,873
Eagle Re Ltd. Series 2018-1, Class M2 3.109% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		617	622,579
Series 2020-1, Class M1A 1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		6,400	6,381,560

abfunds.com	AB BOND FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2
4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	U.S.$	646	$644,554
Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(c)		947	961,310
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		4,718	4,809,401
Series 2016-DNA3, Class M3 5.109% (LIBOR 1 Month + 5.00%), 12/25/2028(c)		4,754	5,000,345
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		6,741	7,004,339
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(c)		298	310,419
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		2,030	2,103,007
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		2,850	2,953,391
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		7,295	7,433,482
Series 2017-HQA2, Class M2B 2.759% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		5,358	5,382,638
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		8,623	8,731,795
Series 2020-DNA5, Class M2 2.817% (SOFR + 2.80%), 10/25/2050(a)(c)		6,500	6,537,597
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		385	386,166

42 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	U.S.$	635	$643,559
Series 2015-C03, Class 2M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		1,265	1,281,447
Series 2015-C04, Class 1M2 5.809% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		1,409	1,494,238
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(c)		736	775,081
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(c)		2,178	2,285,816
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		4,607	4,793,115
Series 2016-C06, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		1,352	1,406,987
Series 2016-C07, Class 2M2 4.459% (LIBOR 1 Month + 4.35%), 05/25/2029(c)		779	810,979
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		3,487	3,591,696
Series 2017-C02, Class 2M2C 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		6,096	6,259,894
Home Re Ltd. Series 2020-1, Class M1B 3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		5,050	5,144,928
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(g)		415	408,467
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		4,533	4,539,251
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.709% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		9,200	9,345,359

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.128% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)	U.S.$	1,045	$992,100
Series 2019-2R, Class A 2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		2,436	2,410,622
Series 2019-3R, Class A 2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		583	583,639
Series 2020-1R, Class A 2.465% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(g)		2,363	2,347,309
Radnor Re Ltd. Series 2019-1, Class M1B 2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		2,657	2,664,061
Series 2019-2, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		4,356	4,353,695
Series 2020-1, Class M1A 1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		1,924	1,924,271
Series 2020-2, Class M1C 4.709% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		3,672	3,741,742
Triangle Re Ltd. Series 2020-1, Class M1B 4.009% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		10,600	10,770,637
Series 2021-1, Class M1A 1.807% (LIBOR 1 Month + 1.70%), 08/25/2033(a)(c)		7,563	7,563,445
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(g)		2,084	2,040,134
Series 2015-WF1, Class 2M2 5.609% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(g)		663	655,398

			158,376,163

44 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.9%
Federal Home Loan Mortgage Corp. REMICs Series 4941, Class IO 4.00%, 12/15/2047(h)	U.S.$	23,702	$3,577,881
Series 5008, Class AI 3.50%, 09/25/2050(h)		13,902	2,570,189
Series 5015, Class BI 4.00%, 09/25/2050(h)		20,981	3,877,340
Series 5040, Class AI 3.50%, 11/25/2050(h)		10,532	1,722,144
Series 5043, Class IO 5.00%, 11/25/2050(h)		26,795	5,136,104
Series 5049, Class CI 3.50%, 12/25/2050(h)		21,986	3,298,739
Series 5052, Class BI 5.00%, 12/25/2050(h)		21,334	3,548,443
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.67%, 05/28/2035		1,605	1,539,560
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(h)		10,539	1,741,268
Series 2020-89, Class KI 4.00%, 12/25/2050(h)		42,785	7,097,035

			34,108,703

Agency Floating Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.994% (6.10%-LIBOR 1 Month), 12/15/2044(c)(i)		11,808	2,517,041
Series 4585, Class DS 5.894% (6.00%-LIBOR 1 Month), 05/15/2046(c)(i)		6,984	1,683,411
Series 4693, Class SL 6.044% (6.15%-LIBOR 1 Month), 06/15/2047(c)(i)		4,668	1,116,331
Series 4954, Class SL 5.941% (6.05%-LIBOR 1 Month), 02/25/2050(c)(i)		4,042	755,985
Series 4981, Class HS 5.991% (6.10%-LIBOR 1 Month), 06/25/2050(c)(i)		35,729	6,061,560

abfunds.com	AB BOND FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.431% (6.54%-LIBOR 1 Month), 12/25/2041(c)(i)	U.S.$	6,669	$1,320,512
Series 2014-17, Class SA 5.941% (6.05%-LIBOR 1 Month), 04/25/2044(c)(i)		12,242	2,996,001
Series 2015-26, Class SH 6.341% (6.45%-LIBOR 1 Month), 05/25/2045(c)(i)		9,071	1,862,127
Series 2016-106, Class ES 5.891% (6.00%-LIBOR 1 Month), 01/25/2047(c)(i)		5,253	1,047,334
Series 2017-62, Class AS 6.041% (6.15%-LIBOR 1 Month), 08/25/2047(c)(i)		7,368	1,544,860
Series 2017-81, Class SA 6.091% (6.20%-LIBOR 1 Month), 10/25/2047(c)(i)		11,495	2,704,329
Series 2017-97, Class SW 6.091% (6.20%-LIBOR 1 Month), 12/25/2047(c)(i)		9,155	2,068,648
Government National Mortgage Association Series 2017-122, Class SA 6.089% (6.20%-LIBOR 1 Month), 08/20/2047(c)(i)		8,887	1,969,647
Series 2017-134, Class MS 6.089% (6.20%-LIBOR 1 Month), 09/20/2047(c)(i)		9,109	2,076,085
Series 2017-43, Class ST 5.989% (6.10%-LIBOR 1 Month), 03/20/2047(c)(i)		10,879	2,248,635

			31,972,506

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		379	336,942
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,518	1,965,724
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,665	1,234,351
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		663	599,367

46 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	715	$479,250
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,746	1,204,654

			5,820,288

Non-Agency Floating Rate – 0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.489% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		4,454	2,205,409
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.609% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		1,045	951,121

			3,156,530

Total Collateralized Mortgage Obligations (cost $232,306,268)			233,434,190

CORPORATES - NON-INVESTMENT GRADE – 1.8%
Industrial – 1.4%
Capital Goods – 0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		6,296	6,224,855
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		5,836	5,653,333

			11,878,188

Communications - Media – 0.3%
Netflix, Inc. 5.875%, 11/15/2028		7,751	9,378,478

Communications - Telecommunications – 0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		5,698	5,559,995
T-Mobile USA, Inc. 2.625%, 04/15/2026		1,797	1,822,176
3.375%, 04/15/2029		1,895	1,917,323

			9,299,494

abfunds.com	AB BOND FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)	U.S.$	4,312	$4,413,418
3.75%, 04/01/2029(a)		4,311	4,342,643

			8,756,061

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		3,832	3,699,911

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		3,900	3,707,652
Newell Brands, Inc. 4.70%, 04/01/2026		2,719	2,998,731
4.875%, 06/01/2025		669	738,542

			7,444,925

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		2,143	1,975,760

			52,432,817

Financial Institutions – 0.4%
Banking – 0.4%
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)		611	649,224
7.50%, 07/17/2023-12/11/2023(a)(b)		8,565	9,118,974
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,204	6,762,794

			16,530,992

Total Corporates - Non-Investment Grade (cost $69,027,522)			68,963,809

ASSET-BACKED SECURITIES – 1.6%
Other ABS - Fixed Rate – 0.6%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		5,400	5,457,676
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	3,564,872

48 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)	U.S.$	3,267	$3,626,476
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		2,644	2,729,213
Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(a)		39	38,856
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		479	480,359
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		3,256	3,266,119
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		51	50,727
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(a)		840	844,418
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		162	162,669
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		456	457,216
Series 2019-3, Class A 2.90%, 05/25/2028(a)		1,256	1,265,981
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		3,392	3,418,542

			25,363,124

Autos - Fixed Rate – 0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)		1,959	1,966,084
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		6,700	7,262,805
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		2,790	2,854,124
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		2,389	2,403,672
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		3,310	3,349,843

abfunds.com	AB BOND FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)	U.S.$	1,077	$1,081,483
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		1,017	1,020,964
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		1,019	1,022,045
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		660	663,549

			21,624,569

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(a)		4,282	4,281,684
World Financial Network Credit Card Master Trust Series 2018-B, Class M 3.81%, 07/15/2025		4,490	4,553,789
Series 2019-B, Class M 3.04%, 04/15/2026		5,000	5,129,098

			13,964,571

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.234% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		337	335,384
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.709% (LIBOR 1 Month + 0.60%), 04/25/2034(c)		3	3,336

			338,720

Total Asset-Backed Securities (cost $60,075,173)			61,290,984

COLLATERALIZED LOAN OBLIGATIONS – 1.3%
CLO - Floating Rate – 1.3%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)		3,905	3,912,083

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)	U.S.$	4,670	$4,682,245
Series 2020-78A, Class D 3.223% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)		2,130	2,134,867
Elevation CLO Ltd. Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		4,500	4,448,592
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		6,000	6,003,780
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)		2,090	2,096,577
Kayne CLO Ltd. Series 2021-11A, Class D 3.08% (LIBOR 3 Month + 2.90%), 04/15/2034(a)(c)		3,800	3,800,403
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		10,257	10,276,411
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		6,200	6,200,000
SCFF I Ltd. Series 2020-1A, Class A2A 3.491% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)		2,770	2,772,036
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		1,850	1,810,597

Total Collateralized Loan Obligations (cost $48,130,263)			48,137,591

abfunds.com	AB BOND FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	U.S.$	4,170	$4,232,102
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027		6,821	6,846,062
State of California 5.70%, 11/01/2021		5,440	5,613,002
Series 2010 7.625%, 03/01/2040		8,520	13,663,267
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		4,970	5,102,769

Total Local Governments - US Municipal Bonds (cost $30,206,028)			35,457,202

EMERGING MARKETS - CORPORATE BONDS – 0.8%
Industrial – 0.8%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		3,420	3,428,379
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,602	1,634,040

			5,062,419

Capital Goods – 0.4%
Cemex SAB de CV 3.875%, 07/11/2031(a)		6,305	6,156,833
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	5,170,428
6.95%, 01/17/2028(a)		1,797	1,968,254
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		3,418	79,052

			13,374,567

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		825	830,414

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		2,862	2,970,184

52 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(a)	U.S.$	1,272	$1,301,017
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	393,268

			1,694,285

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		3,438	3,609,900

			27,541,769

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		565	579,136

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(j)		2,188	357,968
7.125%, 12/26/2046(a)(j)		609	98,004

			455,972

Total Emerging Markets - Corporate Bonds (cost $32,091,643)			28,576,877

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Indonesia – 0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,207	2,398,347
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	3,843,969
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		2,363	2,730,003
6.15%, 05/21/2048(a)		900	1,094,697

			10,067,016

Malaysia – 0.0%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		1,474	1,728,766

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		6,919	6,640,078

abfunds.com	AB BOND FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Petroleos Mexicanos 6.75%, 09/21/2047	U.S.$	3,731	$3,172,096
6.84%, 01/23/2030		1,419	1,434,822

			11,246,996

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		4,204	4,135,685

Total Quasi-Sovereigns (cost $26,176,455)			27,178,463

AGENCIES – 0.6%
Agency Debentures – 0.6%
Federal Home Loan Bank 1.875%, 07/07/2021		16,930	17,012,619
2.50%, 02/13/2024		6,170	6,552,910

Total Agencies (cost $23,085,292)			23,565,529

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031		2,490	2,437,088

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		3,465	3,806,086

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		2,155	2,339,522

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		4,056	4,298,092

United Arab Emirates – 0.1%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		3,593	3,785,899

54 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	U.S.$	1,501	$1,738,057

Total Governments - Sovereign Bonds (cost $17,439,164)			18,404,744

EMERGING MARKETS - SOVEREIGNS – 0.5%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		8,182	8,263,820

Egypt – 0.2%
Egypt Government International Bond 5.875%, 02/16/2031(a)		7,688	7,188,280

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(a)		1,111	1,157,871
6.25%, 01/25/2031(a)		1,612	1,686,051

			2,843,922

Total Emerging Markets - Sovereigns (cost $18,407,988)			18,296,022

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(f)(k)(l) (cost $9,248,550)		9,249	9,141,237

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
U.S. Treasury Bills – 2.4%
U.S. Treasury Bill Zero Coupon, 04/29/2021 (cost $91,993,185)	U.S.$	91,995	$91,993,926

Total Investments – 101.6% (cost $3,789,114,999)			3,864,013,036
Other assets less liabilities – (1.6)%			(60,992,892)

Net Assets – 100.0%			$3,803,020,144

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Buxl 30 Yr Bond Futures	310	June 2021	$74,903,164	$(501,931)
U.S. 10 Yr Ultra Futures	1,031	June 2021	148,141,813	(2,232,136)
U.S. T-Note 2 Yr (CBT) Futures	1,370	June 2021	302,395,390	(66,979)
U.S. T-Note 5 Yr (CBT) Futures	660	June 2021	81,442,969	(237,711)
U.S. Ultra Bond (CBT) Futures	325	June 2021	58,896,094	(1,029,141)

Sold Contracts
10 Yr Canadian Bond Futures	640	June 2021	70,671,441	(385,789)
Long Gilt Futures	887	June 2021	156,019,281	1,973,670

				$(2,480,017)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	47,263	USD	8,268	04/05/2021	$(129,042)
Bank of America, NA	USD	8,296	BRL	47,263	04/05/2021	101,179
Barclays Bank PLC	BRL	47,332	USD	8,308	04/05/2021	(101,327)
Barclays Bank PLC	USD	8,699	BRL	47,332	04/05/2021	(290,016)
Barclays Bank PLC	AUD	98,616	USD	75,214	06/04/2021	290,285
BNP Paribas SA	ZAR	143,147	USD	9,217	04/08/2021	(478,064)
BNP Paribas SA	CAD	111,847	USD	88,123	04/22/2021	(881,653)
BNP Paribas SA	EUR	101,523	USD	121,311	05/27/2021	2,128,088
Citibank, NA	IDR	129,814,189	USD	8,902	04/15/2021	2,494
Citibank, NA	KRW	616,991	USD	566	04/22/2021	18,901
Citibank, NA	JPY	3,681,439	USD	34,739	05/20/2021	1,475,572
HSBC Bank USA	GBP	1,978	USD	2,761	04/09/2021	33,883
HSBC Bank USA	USD	9,416	IDR	131,846,729	04/15/2021	(376,394)

56 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	CAD	16,573	USD	13,156	04/22/2021	$(32,597)
HSBC Bank USA	USD	76,802	CHF	69,183	05/06/2021	(3,544,565)
HSBC Bank USA	USD	32,864	JPY	3,601,329	05/20/2021	(324,892)
JPMorgan Chase Bank, NA	MXN	183,769	USD	8,551	04/16/2021	(430,443)
Morgan Stanley Capital Services, Inc.	NZD	102,184	USD	74,063	05/27/2021	2,705,337
Morgan Stanley Capital Services, Inc.	MYR	38,425	USD	9,289	09/23/2021	47,708
Natwest Markets PLC	USD	6,730	CAD	8,550	04/22/2021	73,918
Standard Chartered Bank	GBP	3,362	USD	4,675	04/09/2021	40,858
Standard Chartered Bank	USD	1,693	CHF	1,569	05/06/2021	(31,295)
Standard Chartered Bank	NZD	4,322	USD	3,007	05/27/2021	(11,138)
State Street Bank & Trust Co.	USD	1	GBP	1	04/09/2021	11
State Street Bank & Trust Co.	USD	4,235	GBP	3,039	04/09/2021	(45,229)
State Street Bank & Trust Co.	USD	48	SEK	403	04/15/2021	(2,198)
State Street Bank & Trust Co.	CAD	18,401	USD	14,579	04/22/2021	(63,643)
State Street Bank & Trust Co.	JPY	8,017	USD	73	05/20/2021	598
State Street Bank & Trust Co.	USD	89	JPY	9,780	05/20/2021	(525)
State Street Bank & Trust Co.	NZD	2,834	USD	2,059	05/27/2021	79,802
State Street Bank & Trust Co.	AUD	1,536	USD	1,165	06/04/2021	(1,508)
UBS AG	USD	9,485	ZAR	143,776	04/08/2021	253,191
UBS AG	USD	8,935	MXN	184,618	04/16/2021	87,242
UBS AG	USD	37,782	RUB	2,820,436	05/25/2021	(695,781)

						$(101,243)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	$(1,502,818)		$764		$(1,503,582)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi- Annual/ Quarterly	(229,425)		– 0	–	(229,425)
CAD	21,490	03/04/2051	2.333%	3 Month CDOR	Semi- Annual	770,525		– 0	–	770,525
EUR	25,100	11/10/2050	6 Month EURIBOR	(0.043)%	Semi- Annual/ Annual	(4,398,032)		– 0	–	(4,398,032)
EUR	25,100	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi- Annual	3,843,079		193,155		3,649,924
CAD	21,490	03/03/2051	2.297%	3 Month CDOR	Semi- Annual	903,838		863		902,975

						$(612,833)	$	– 0	–	$(807,615)

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CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	8,912	$978,537	$605,227	$373,310
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	7,235	794,403	526,430	267,973
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	3,618	397,256	279,596	117,660
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,867	204,996	126,132	78,864
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,787	196,213	118,081	78,132
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,786	196,103	118,015	78,088
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	559	61,425	112,408	(50,983)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	559	61,425	112,495	(51,070)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,752	522,562	936,250	(413,688)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	4,797	526,311	977,837	(451,526)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	11,881	1,306,514	2,362,080	(1,055,566)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	23,761	2,610,937	4,813,066	(2,202,129)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.80%	USD	4,173	$458,543	$723,802	$(265,259)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	2,550	279,778	514,443	(234,665)
Morgan Stanley & Co. International PLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	2,226	244,600	431,894	(187,294)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	4,452	489,201	908,756	(419,555)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	39	(10,504)	(6,098)	(4,406)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	129	(34,763)	(15,100)	(19,663)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	160	(43,104)	(20,364)	(22,740)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	138	(37,166)	(13,625)	(23,541)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	194	(52,264)	(23,893)	(28,371)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	260	(70,023)	(37,613)	(32,410)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	229	(61,692)	(29,132)	(32,560)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	225	$(60,615)	$(27,711)	$(32,904)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	238	(64,098)	(30,640)	(33,458)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	248	(66,791)	(32,685)	(34,106)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	315	(84,861)	(38,795)	(46,066)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	320	(86,208)	(35,561)	(50,647)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	432	(116,417)	(50,568)	(65,849)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	460	(123,924)	(51,119)	(72,805)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	641	(172,686)	(68,292)	(104,394)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthy	12.50	USD	2,545	(685,410)	(195,653)	(489,757)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1	(269)	(121)	(148)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,375	(370,311)	(108,237)	(262,074)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,204	(593,574)	(317,390)	(276,184)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,776	(478,306)	(142,774)	(335,532)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	2,160	$(581,724)	$(124,871)	$(456,853)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8,500	(2,289,191)	(570,465)	(1,718,726)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 05/11/2063*	2.00	Monthly	8.17	USD	7,805	(614,340)	(148,206)	(466,134)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	345	(92,914)	(39,256)	(53,658)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,496	(402,898)	(182,988)	(219,910)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,727	(465,110)	(211,243)	(253,867)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,315	(892,785)	(368,073)	(524,712)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,315	(892,784)	(367,929)	(524,855)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,586	(1,235,086)	(319,369)	(915,717)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	148	(39,859)	(21,820)	(18,039)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,687	(454,337)	(267,651)	(186,686)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,982	(533,786)	(295,746)	(238,040)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,355	(634,241)	(379,009)	(255,232)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	308	$(82,949)	$(29,166)	$(53,783)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	323	(86,989)	(30,596)	(56,393)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	415	(111,766)	(49,403)	(62,363)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	616	(165,899)	(76,304)	(89,595)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,260	(339,339)	(151,319)	(188,020)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,317	(354,690)	(124,381)	(230,309)
Morgan Stanley Capital Services LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,997	(537,825)	(136,695)	(401,130)

						$(4,692,694)	$8,526,651	$(13,219,345)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $782,050,193 or 20.6% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Fair valued by the Adviser.

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INTERMEDIATE DURATION PORTFOLIO

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.45% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/15/2021	$406,191	$406,191	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	933,762	934,210	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	223,404	223,510	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/06/2015	7,350,792	7,078,898	0.19%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359%, 11/25/2024	11/06/2015	412,499	408,467	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056%, 11/15/2026	11/16/2015	2,460,137	2,096,413	0.06%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.465%, 02/27/2023	02/11/2020	2,362,526	2,347,309	0.06%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	579,136	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359%, 11/25/2025	09/28/2015	2,083,501	2,040,134	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609%, 11/25/2025	09/28/2015	660,072	655,398	0.02%

(h)	IO – Interest Only.

(i)	Inverse interest only security.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.

(k)	Non-income producing security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$9,141,237	0.24%

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PORTFOLIO OF INVESTMENTS (continued)

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Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

March 31, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.4%
United States – 43.4%
U.S. Treasury Notes 0.125%, 08/31/2022	U.S.$	56,525	$56,525,000
1.125%, 09/30/2021(a)		6,966	7,003,007
1.50%, 08/31/2021		13,536	13,616,370
1.625%, 06/30/2021-08/15/2022		13,944	14,110,875
2.00%, 02/15/2022		3,007	3,057,743
2.25%, 04/30/2021		5,956	5,965,306
2.375%, 04/15/2021		14,135	14,146,043
2.875%, 11/15/2021		6,713	6,830,071

Total Governments - Treasuries (cost $120,856,627)			121,254,415

INFLATION-LINKED SECURITIES – 7.2%
United States – 7.2%
U.S. Treasury Inflation Index 0.125%, 10/15/2024 (TIPS)		4,689	5,071,023
0.25%, 01/15/2025 (TIPS)		13,941	15,139,224

Total Inflation-Linked Securities (cost $20,035,374)			20,210,247

CORPORATES - INVESTMENT GRADE – 7.0%
Industrial – 3.5%
Capital Goods – 0.3%
Boeing Co. (The) 2.30%, 08/01/2021		610	613,160
John Deere Capital Corp. 3.20%, 01/10/2022		236	241,291

			854,451

Communications - Media – 0.2%
Walt Disney Co. (The) 3.35%, 03/24/2025		561	608,242

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 5.20%, 03/20/2023		274	297,147
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	614,063

			911,210

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025	U.S.$	393	$403,419
3.20%, 08/08/2024		227	236,679

			640,098

Consumer Non-Cyclical – 1.6%
BAT International Finance PLC 1.668%, 03/25/2026		740	732,341
Biogen, Inc. 4.05%, 09/15/2025		600	666,714
Cencosud SA 5.15%, 02/12/2025(b)		481	536,766
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	899,229
Royalty Pharma PLC 0.75%, 09/02/2023(b)		735	734,059
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		491	532,275
Sutter Health Series 20A 1.321%, 08/15/2025		356	354,533

			4,455,917

Energy – 0.3%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	476,927
Marathon Petroleum Corp. 4.50%, 05/01/2023		372	399,074

			876,001

Technology – 0.4%
Infor, Inc. 1.45%, 07/15/2023(b)		157	159,313
International Business Machines Corp. 2.85%, 05/13/2022		675	694,244
Leidos, Inc. 2.95%, 05/15/2023(b)		137	143,232

			996,789

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025		279	317,418

			9,660,126

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.4%
Banking – 2.7%
BPCE SA 5.70%, 10/22/2023(b)	U.S.$	660	$737,174
Capital One Financial Corp. 2.60%, 05/11/2023		230	239,338
Citigroup, Inc. 3.106%, 04/08/2026		346	369,531
3.142%, 01/24/2023		650	663,455
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	307,702
Credicorp Ltd. 2.75%, 06/17/2025(b)		389	397,266
Danske Bank A/S 3.244%, 12/20/2025(b)		525	558,884
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	246,854
Goldman Sachs Group, Inc. (The) 3.75%, 05/22/2025		222	242,499
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	377,591
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,026,380
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	863,123
Royal Bank of Canada Series G 1.60%, 04/17/2023		572	585,482
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	617,901
UBS AG/London 1.75%, 04/21/2022(b)		212	214,915

			7,448,095

Finance – 0.5%
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		273	266,008
3.875%, 05/01/2023(b)		214	223,547
5.50%, 12/15/2024(b)		65	72,858
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	938,619

			1,501,032

Insurance – 0.2%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	665,996

			9,615,123

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	U.S.$	230	$243,851

Total Corporates - Investment Grade (cost $19,097,320)			19,519,100

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.0%
Non-Agency Fixed Rate CMBS – 3.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		185	165,872
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	618,770
Series 2013-GC11, Class AS 3.422%, 04/10/2046		771	800,815
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	362,959
Series 2013-GC11, Class XA 1.365%, 04/10/2046(c)		8,306	178,526
Series 2013-GC15, Class C 5.181%, 09/10/2046		516	540,518
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.313%, 01/10/2046(c)		2,277	38,613
Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	809,459
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.487%, 02/10/2046(c)		7,540	169,308
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	754,122
Series 2012-GC6, Class B 5.652%, 01/10/2045(b)		450	457,974
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	511,973
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	533,495
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	538,790
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)(f)		36	35,885

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)(f)	U.S.$	61	$62,830
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)(f)		15	15,450
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.829%, 09/15/2047(c)		10,030	237,855
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.722%, 11/15/2043(b)		546	472,608
Series 2012-C8, Class C 4.623%, 10/15/2045(b)		355	330,578
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		516	523,572
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.261%, 07/15/2049(b)		250	244,655
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A3 2.533%, 12/10/2045		612	612,655
Series 2013-C5, Class C 4.084%, 03/10/2046(b)		505	494,652
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,495
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class C 5.335%, 03/15/2044(b)		250	249,120
Series 2012-C10, Class XA 1.52%, 12/15/2045(b)(c)		1,057	22,852

			9,847,401

Non-Agency Floating Rate CMBS – 2.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(g)		225	224,792
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(g)		411	413,060
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(g)		180	175,039

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(g)	U.S.$	297	$296,682
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.356% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(g)		469	469,006
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(g)		700	699,155
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(g)		503	503,030
Series 2019-SMP, Class A 1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(g)		250	249,849
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		470	484,997
Invitation Homes Trust Series 2018-SFR1, Class C 1.358% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(g)		880	881,516
Series 2018-SFR3, Class A 1.108% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(g)		207	207,690
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(b)(g)		43	43,023
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.156% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(g)		365	310,137
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(g)		409	406,237
Series 2019-MILE, Class A 1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(g)		166	166,129

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		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(g)	U.S.$	859	$631,266

			6,161,608

Agency CMBS – 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		685	704,725
Government National Mortgage Association Series 2006-51, Class IO 0.972%, 08/16/2046(c)		357	894

			705,619

Total Commercial Mortgage-Backed Securities (cost $17,167,927)			16,714,628

ASSET-BACKED SECURITIES – 5.6%
Autos - Fixed Rate – 4.2%
AmeriCredit Automobile Receivables Trust Series 2020-1, Class A2A 1.10%, 03/20/2023		346	346,574
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	187,480
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	621,721
Chase Auto Credit Linked Notes Series 2020-1, Class C 1.389%, 01/25/2028(b)		618	621,697
Series 2020-2, Class D 1.487%, 02/25/2028(b)		240	240,159
Series 2021-1, Class B 0.875%, 09/25/2028(b)		829	828,307
CPS Auto Receivables Trust Series 2020-C, Class B 1.01%, 01/15/2025(b)		603	604,649
CPS Auto Trust Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	633,899
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(b)		760	757,839

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		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	U.S.$	540	$538,541
Exeter Automobile Receivables Trust Series 2019-3A, Class B 2.58%, 08/15/2023(b)		313	313,892
Series 2020-3A, Class C 1.32%, 07/15/2025		477	482,200
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(b)		650	680,058
Series 2020-1A, Class A 1.49%, 01/15/2025(b)		154	154,924
Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	350,857
Flagship Credit Auto Trust Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	607,343
Series 2020-4, Class C 1.28%, 02/16/2027(b)		615	618,150
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	226,736
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		87	87,089
Series 2019-2A, Class A 3.42%, 05/25/2025(b)		79	79,106
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	722,847
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	426,496
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	662,798
Series 2021-1A, Class C 0.95%, 03/16/2026(b)		837	836,504

			11,629,866

Other ABS - Fixed Rate – 1.2%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(b)		206	208,200
Series 2021-A, Class A 0.88%, 08/15/2025(b)		479	479,323

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)	U.S.$	100	$101,853
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	171,478
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		874	970,417
Marlette Funding Trust Series 2019-1A, Class A 3.44%, 04/16/2029(b)		70	70,518
Series 2019-3A, Class A 2.69%, 09/17/2029(b)		93	93,036
Series 2020-1A, Class A 2.24%, 03/15/2030(b)		55	55,568
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		226	226,739
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		6	6,256
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(b)		63	63,258
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(b)		17	17,463
Series 2019-3, Class A 2.90%, 05/25/2028(b)		97	97,383
Upstart Holdings, Inc. Series 2021-1, Class A 0.87%, 03/20/2031(b)		224	224,434
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		603	607,273

			3,393,199

Credit Cards - Fixed Rate – 0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(b)		555	554,959

Total Asset-Backed Securities (cost $15,519,153)			15,578,024

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		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
Risk Share Floating Rate – 2.7%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(g)	U.S.$	400	$395,768
Series 2019-3A, Class M1B 1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(g)		260	260,793
Series 2020-2A, Class M1B 3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(g)		220	222,138
Series 2020-3A, Class M1B 2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(g)		151	152,549
Series 2021-1A, Class M1B 2.217% (SOFR + 2.20%), 03/25/2031(b)(g)		684	683,292
Chase Mortgage Finance Corp. Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(g)		79	80,085
Eagle Re Ltd. Series 2020-1, Class M1A 1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(g)		375	373,920
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(g)		316	321,789
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(g)		664	672,515
Series 2020-DNA5, Class M1 1.317% (SOFR+ 1.30%), 10/25/2050(b)(g)		99	99,467
Series 2020-DNA6, Class M1 0.917% (SOFR + 0.90%), 12/25/2050(b)(g)		173	173,372
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		358	368,598

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 1M2 4.409% (LIBOR 1 Month + 4.30%), 02/25/2025(g)	U.S.$	100	$101,388
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		24	24,030
Series 2016-C03, Class 2M2 6.009% (LIBOR 1 Month + 5.90%), 10/25/2028(g)		280	295,696
Series 2016-C06, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(g)		159	165,835
Home Re Ltd. Series 2020-1, Class M1B 3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(g)		336	342,134
Series 2021-1, Class M1A 1.159% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(g)		754	752,708
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(g)		284	284,738
Oaktown Re V Ltd. Series 2020-2A, Class M1A 2.509% (LIBOR 1 Month + 2.40%), 10/25/2030(b)(g)		151	152,446
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(g)		153	151,169
Series 2019-3R, Class A 2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(g)		61	60,973
Radnor Re Ltd. Series 2019-1, Class M1B 2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(g)		192	192,076
Series 2019-2, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(g)		222	221,464
Series 2020-1, Class M1A 1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(g)		185	184,733
Triangle Re Ltd. Series 2020-1, Class M1A 3.109% (LIBOR 1 Month + 3.00%), 10/25/2030(b)(g)		250	250,969

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		Principal Amount (000)	U.S. $ Value

Series 2021-1, Class M1A 1.807% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(g)	U.S.$	494	$493,657

			7,478,302

Agency Fixed Rate – 1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		537	552,282
Series 4941, Class IO 4.00%, 12/15/2047(c)		1,797	271,232
Series 4976, Class MI 4.50%, 05/25/2050(c)		1,731	315,782
Series 5008, Class AI 3.50%, 09/25/2050(c)		2,037	376,522
Series 5013, Class JI 4.00%, 09/25/2050(c)		3,030	419,164
Series 5015, Class DI 4.00%, 09/25/2050(c)		2,421	426,182
Series 5034, Class BI 4.50%, 11/25/2050(c)		1,656	338,761
Series 5049, Class CI 3.50%, 12/25/2050(c)		1,457	218,547
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		101	102,809
Series 2020-89, Class KI 4.00%, 12/25/2050(c)		2,935	486,789

			3,508,070

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.606% (LIBOR 1 Month + 0.50%), 06/15/2039(g)		404	408,788
Series 4286, Class VF 0.556% (LIBOR 1 Month + 0.45%), 12/15/2043(g)		365	368,384
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.459% (LIBOR 1 Month + 0.35%), 06/25/2043(g)		282	283,525
Series 2014-49, Class AF 0.443% (LIBOR 1 Month + 0.32%), 08/25/2044(g)		466	465,245

			1,525,942

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Mello Warehouse Securitization Trust Series 2020-1, Class A 1.009% (LIBOR 1 Month + 0.90%), 10/25/2053(b)(g)	U.S.$	514	$514,049
Series 2021-1, Class A 0.809% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(g)		346	342,706

			856,755

Non-Agency Fixed Rate – 0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A Zero Coupon, 02/25/2055(b)(d)		396	395,564

Total Collateralized Mortgage Obligations (cost $13,625,215)			13,764,633

AGENCIES – 2.8%
Agency Debentures – 2.8%
Federal Home Loan Bank 1.375%, 02/17/2023		750	766,845
2.50%, 02/13/2024		445	472,617
3.00%, 10/12/2021		1,450	1,472,663
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	2,000,592
Federal National Mortgage Association 2.50%, 02/05/2024		810	859,661
2.75%, 06/22/2021		2,217	2,230,391

Total Agencies (cost $7,667,041)			7,802,769

MORTGAGE PASS-THROUGHS – 1.0%
Agency Fixed Rate 30-Year – 1.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		1,172	1,257,706
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		861	980,261
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		41	48,165
Series 2009 5.00%, 10/15/2039		346	393,498

			2,679,630

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		Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025	U.S.$	56		$57,893
6.50%, 03/01/2026		75		79,433
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		– 0	–	226

				137,552

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.577% (LIBOR 6 Month + 1.31%), 01/01/2037(g)		1		1,290

Total Mortgage Pass-Throughs (cost $2,716,284)				2,818,472

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
California Earthquake Authority Series 2020B 1.227%, 07/01/2021		130		130,314
City of New York NY Series 2021D 0.982%, 08/01/2025		740		739,139
New Jersey Turnpike Authority Series 2021B 1.047%, 01/01/2026		125		122,948
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		280		284,170
State of California 5.70%, 11/01/2021		350		361,131
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		860		882,974

Total Local Governments - US Municipal Bonds (cost $2,512,792)				2,520,676

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.8%
CLO - Floating Rate – 0.8%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(b)(g)	U.S.$	275	$275,499
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(g)		320	320,839
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(g)		250	243,045
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(b)(g)		404	404,435
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(b)(g)		472	472,542
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(b)(g)		418	418,123
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(g)		130	127,231

Total Collateralized Loan Obligations (cost $2,268,933)			2,261,714

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,159)		516	539,865

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		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 0.75%, 09/02/2023(b) (cost $378,274)	U.S.$	379	$380,019

SHORT-TERM INVESTMENTS – 19.3%
U.S. Treasury Bills – 19.3%
U.S. Treasury Bill Zero Coupon, 04/20/2021-06/17/2021 (cost $54,003,968)		54,005	54,004,317

Total Investments – 99.3% (cost $276,364,067)			277,368,879
Other assets less liabilities – 0.7%			2,078,378

Net Assets – 100.0%			$279,447,257

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	621	June 2021	$137,071,195	$(110,297)
U.S. Ultra Bond (CBT) Futures	5	June 2021	906,094	(23,289)

Sold Contracts
U.S. 10 Yr Ultra Futures	15	June 2021	2,155,313	29,761
U.S. T-Note 5 Yr (CBT) Futures	107	June 2021	13,203,633	49,910

				$(53,915)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	0.57%	USD	2,221	$40,683	$23,884	$16,799

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	363	$39,858	$24,652	$15,206
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	295	32,391	20,734	11,657
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	295	32,391	21,465	10,926
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	119	13,066	7,863	5,203
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	118	12,956	7,797	5,159
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	147	16,141	11,360	4,781
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	113	12,407	7,634	4,773
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	239	26,282	47,088	(20,806)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	241	26,442	49,126	(22,684)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	308	33,844	61,935	(28,091)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	308	33,844	61,983	(28,139)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	597	65,651	118,691	(53,040)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.80%	USD	1,194	$131,202	$241,859	$(110,657)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	289	31,757	50,127	(18,370)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	128	14,044	25,823	(11,779)
Morgan Stanley & Co. International PLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	155	17,032	30,074	(13,042)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	308	33,844	62,870	(29,026)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	3	(808)	(469)	(339)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	3	(808)	(375)	(433)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	13	(3,502)	(1,601)	(1,901)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	14	(3,773)	(1,639)	(2,134)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	15	(4,041)	(1,908)	(2,133)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	15	(4,041)	(1,847)	(2,194)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	19	$(5,118)	$(2,111)	$(3,007)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	21	(5,657)	(2,586)	(3,071)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	38	(10,238)	(4,130)	(6,108)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	132	(35,550)	(10,391)	(25,159)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	168	(45,246)	(13,506)	(31,740)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	209	(56,287)	(12,082)	(44,205)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	860	(231,613)	(57,718)	(173,895)
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	445	(119,846)	(30,990)	(88,856)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	58	(15,625)	(7,220)	(8,405)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	133	(35,819)	(21,101)	(14,718)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	160	(43,091)	(23,875)	(19,216)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	186	(50,092)	(29,934)	(20,158)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	40	$(10,773)	$(4,955)	$(5,818)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	139	(37,435)	(16,693)	(20,742)

						$(146,211)	$605,950	$(752,161)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $41,224,765 or 14.8% of net assets.

(c)	IO – Interest Only.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/15/2021	$35,885	$35,885	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	62,799	62,830	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	15,442	15,450	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/06/2015	503,626	484,997	0.17%

(f)	Fair valued by the Adviser.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Assets
Investments in securities, at value	$3,864,013,036		$277,368,879
Foreign currencies, at value(a)	731,391		– 0	–
Cash	39,384,919		12,940,919
Cash collateral due from broker	6,207,264		568,867
Due from custodian	654		– 0	–
Receivables:
Interest	18,958,877		740,466
Investment securities sold and foreign currency transactions	195,482,928		115
Capital shares sold	2,730,620		457,857
Variation margin on futures	11,968,956		– 0	–
Variation margin on centrally cleared swaps	342,277		2,165
Market value on credit default swaps(b)	9,328,804		573,152
Unrealized appreciation of forward currency exchange contracts	7,339,067		– 0	–

Total assets	4,156,488,793		292,652,420

Liabilities
Cash collateral due to broker	6,909,000		338,000
Payables:
Dividends to shareholders	2,448,726		75,848
Investment securities purchased	318,112,179		11,730,883
Capital shares redeemed	2,568,472		156,899
Management fee	1,395,478		59,789
Shareholder servicing fee	322,405		21,474
Distribution fee	379		5,422
Variation margin on futures	– 0	–	4,916
Transfer Agent fee	4,659		2,923
Accrued expenses	245,543		89,646
Market value on credit default swaps(c)	14,021,498		719,363
Unrealized depreciation of forward currency exchange contracts	7,440,310		– 0	–

Total liabilities	353,468,649		13,205,163

Net Assets	$3,803,020,144		$279,447,257

Cost of investments	$3,789,114,999		$276,364,067

Net Assets Consist of:
Capital stock, at par	$284,828		$23,845
Additional paid-in capital	3,750,841,346		289,675,651
Distributable earnings (accumulated loss)	51,893,970		(10,252,239)

	$3,803,020,144		$279,447,257

(a)	Cost: $739,627 and $0 respectively. (Note 1)

(b)	Net premiums paid of $13,666,512 and $851,081 respectively.

(c)	Net premiums received of $5,139,861 and $245,131 respectively.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Calculation Of Maximum Offering Price Intermediate Duration Class Shares/ Short Duration Plus Class Shares
Net Assets	$3,801,220,282	$260,272,736
Shares of capital stock outstanding	284,693,158	22,209,581

Net asset value, offering and redemption price per share	$13.35	$11.72

Class A Shares
Net Assets	$1,778,504	$16,992,036
Shares of capital stock outstanding	133,038	1,448,972

Net asset value and redemption price per share	$13.37	$11.73
Sales charge—4.25% of public offering price	0.59	0.52

Maximum offering price	$13.96	$12.25

Class C Shares
Net Assets		$2,182,485
Shares of capital stock outstanding		186,505

Net asset value and offering price per share		$11.70

Advisor Class Shares
Net Assets	$11,338
Shares of capital stock outstanding	848.82

Net asset value and offering price per share	$13.36

Class Z Shares
Net Assets	$10,020
Shares of capital stock outstanding	750

Net asset value and offering price per share	$13.36

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2021 (unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Income:
Interest	$48,203,876		$2,050,253
Dividends
Unaffiliated issuers	85,554		– 0	–

Total income	48,289,430		2,050,253

Expenses:
Management fee (see Note 2A)	8,134,217		450,344
Shareholder servicing fee (see Note 2B)	1,877,167		118,421
Custody and accounting fees	142,503		55,138
Transfer Agent fee – Non-Retail Class	92,476		10,015
Transfer Agent fee – Class A	2,790		16,753
Transfer Agent fee – Class C	– 0	–	2,495
Transfer Agent fee – Advisor Class	27		– 0	–
Transfer Agent fee – Class Z	1		– 0	–
Distribution fees – Class A	1,387		22,322
Distribution fees – Class C	– 0	–	13,202
Directors’ fees and expenses	78,117		5,229
Auditing and tax fees	56,792		6,810
Registration fees	35,114		29,952
Legal fees	41,336		2,947
Printing fees	23,332		19,612
Miscellaneous	53,407		13,645

Total expenses	10,538,666		766,885
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(1,577)		(98,636)

Net expenses	10,537,089		668,249

Net investment income	37,752,341		1,382,004

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$25,863,763	$48,717
Forward currency exchange contracts	(358,257)	– 0	–
Futures	(16,771,392)	(292,358)
Swaps	(19,629,388)	(860,660)
Swaptions written	533,520	– 0	–
Foreign currency transactions	(3,370,420)	– 0	–

Net realized gain (loss) on investment and foreign currency transactions	(13,732,174)	(1,104,301)

Net change in unrealized appreciation/depreciation of:
Investments(b)	(108,637,737)	(627,387)
Forward currency exchange contracts	(2,042,928)	– 0	–
Futures	(1,606,249)	(72,473)
Swaps	7,598,559	463,276
Foreign currency denominated assets and liabilities	(109,027)	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(104,797,382)	(236,584)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(118,529,556)	(1,340,885)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(80,777,215)	$41,119

(a)	Net of foreign capital gains taxes of $(440,746) and $0, respectively.

(b)	Net of (increase) decrease in accrued foreign capital gains taxes of $(161,722) and $0, respectively.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Intermediate Duration Portfolio
	Six Months Ended 3/31/21 (Unaudited)	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$37,752,341	$88,958,663
Net realized gain (loss) on investment and foreign currency transactions	(13,732,174)	76,198,038
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(104,797,382)	50,018,884

Net increase (decrease) in net assets resulting from operations	(80,777,215)	215,175,585

Distributions to shareholders
Intermediate Duration Portfolio	(103,348,008)	(95,996,514)
Class A	(22,267)	(2,333)
Advisor Class	(261)	(170)
Class Z	(277)	(255)

Total distributions to shareholders	(103,370,813)	(95,999,272)

Capital-share transactions:
Net proceeds from sales of shares	457,178,512	631,482,445
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	94,016,372	73,167,333

Total proceeds from shares sold	551,194,884	704,649,778
Cost of shares redeemed	(261,677,296)	(542,664,238)

Net increase in net assets from capital-share transactions	289,517,588	161,985,540

Net increase in net assets	105,369,560	281,161,853
Net Assets:
Beginning of period	3,697,650,584	3,416,488,731

End of period	$3,803,020,144	$3,697,650,584

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Short Duration Plus Portfolio
Six Months Ended 3/31/21 (Unaudited)	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,382,004	$3,500,807
Net realized gain (loss) on investment and foreign currency transactions	(1,104,301)	2,534,354
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(236,584)	(1,260,369)

Net increase in net assets resulting from operations	41,119	4,774,792

Distributions to shareholders
Short Duration Plus Class	(1,381,309)	(3,612,806)
Class A	(53,059)	(194,967)
Class B	– 0	–	(6)
Class C	(5,352)	(19,373)

Total distributions to shareholders	(1,439,720)	(3,827,152)

Capital-share transactions:
Net proceeds from sales of shares	71,823,767	105,816,630
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,245,371	3,179,041

Total proceeds from shares sold	73,069,138	108,995,671
Cost of shares redeemed	(38,117,837)	(115,940,511)

Net increase (decrease) in net assets from capital-share transactions	34,951,301	(6,944,840)

Net increase (decrease) in net assets	33,552,700	(5,997,200)
Net Assets:
Beginning of period	245,894,557	251,891,757

End of period	$279,447,257	$245,894,557

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 series each with its own investment objective. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Effective August 2, 2019, sales of Class B shares of Short Duration Plus Portfolio were suspended. On November 7, 2019, all remaining outstanding Class B shares of Short Duration Plus Portfolio were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB BOND FUNDS | 93

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2021:

Intermediate Duration Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$1,110,612,979		$	– 0	–	$1,110,612,979
Governments – Treasuries		– 0	–	1,056,130,172			– 0	–	1,056,130,172
Mortgage Pass-Throughs		– 0	–	379,984,226			– 0	–	379,984,226
Commercial Mortgage-Backed Securities		– 0	–	343,247,108			1,563,911		344,811,019
Inflation-Linked Securities		– 0	–	308,034,066			– 0	–	308,034,066
Collateralized Mortgage Obligations		– 0	–	233,434,190			– 0	–	233,434,190
Corporates – Non-Investment Grade		– 0	–	68,963,809			– 0	–	68,963,809
Asset-Backed Securities		– 0	–	61,290,984			– 0	–	61,290,984
Collateralized Loan Obligations		– 0	–	48,137,591			– 0	–	48,137,591
Local Governments – US Municipal Bonds		– 0	–	35,457,202			– 0	–	35,457,202
Emerging Markets – Corporate Bonds		– 0	–	28,576,877			– 0	–	28,576,877
Quasi-Sovereigns		– 0	–	27,178,463			– 0	–	27,178,463
Agencies		– 0	–	23,565,529			– 0	–	23,565,529
Governments – Sovereign Bonds		– 0	–	18,404,744			– 0	–	18,404,744
Emerging Markets – Sovereigns		– 0	–	18,296,022			– 0	–	18,296,022
Common Stocks		– 0	–	– 0	–		9,141,237		9,141,237
Short-Term Investments		– 0	–	91,993,926			– 0	–	91,993,926

Total Investments in Securities		– 0	–	3,853,307,888			10,705,148		3,864,013,036
Other Financial Instruments(a):
Assets:
Futures		1,973,670		– 0	–		– 0	–	1,973,670	(b)
Forward Currency Exchange Contracts		– 0	–	7,339,067			– 0	–	7,339,067
Centrally Cleared Interest Rate Swaps		– 0	–	5,517,442			– 0	–	5,517,442	(b)
Credit Default Swaps		– 0	–	9,328,804			– 0	–	9,328,804

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(4,453,687)		$	– 0	–	$	– 0	–	$(4,453,687	)(b)
Forward Currency Exchange Contracts	– 0	–		(7,440,310)			– 0	–	(7,440,310)
Centrally Cleared Interest Rate Swaps	– 0	–		(6,130,275)			– 0	–	(6,130,275	)(b)
Credit Default Swaps	– 0	–		(14,021,498)			– 0	–	(14,021,498)

Total	$(2,480,017)			$3,847,901,118			$10,705,148		$3,856,126,249

Short Duration Plus Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$121,254,415		$	– 0	–	$121,254,415
Inflation-Linked Securities		– 0	–	20,210,247			– 0	–	20,210,247
Corporates – Investment Grade		– 0	–	19,519,100			– 0	–	19,519,100
Commercial Mortgage-Backed Securities		– 0	–	16,600,463			114,165		16,714,628
Asset-Backed Securities		– 0	–	15,578,024			– 0	–	15,578,024
Collateralized Mortgage Obligations		– 0	–	13,369,069			395,564		13,764,633
Agencies		– 0	–	7,802,769			– 0	–	7,802,769
Mortgage Pass-Throughs		– 0	–	2,818,472			– 0	–	2,818,472
Local Governments – US Municipal Bonds		– 0	–	2,520,676			– 0	–	2,520,676
Collateralized Loan Obligations		– 0	–	2,261,714			– 0	–	2,261,714
Quasi-Sovereigns		– 0	–	539,865			– 0	–	539,865
Governments – Sovereign Bonds		– 0	–	380,019			– 0	–	380,019
Short-Term Investments		– 0	–	54,004,317			– 0	–	54,004,317

Total Investments in Securities		– 0	–	276,859,150			509,729		277,368,879
Other Financial Instruments(a):
Assets:
Futures		79,671		– 0	–		– 0	–	79,671	(b)
Centrally Cleared Credit Default Swaps		– 0	–	40,683			– 0	–	40,683	(b)
Credit Default Swaps		– 0	–	573,152			– 0	–	573,152
Liabilities:
Futures		(133,586)		– 0	–		– 0	–	(133,586	)(b)
Credit Default Swaps		– 0	–	(719,363)			– 0	–	(719,363)

Total		$(53,915)		$276,753,622			$509,729		$277,209,436

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied

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to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent

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necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. During the six months ended March 31, 2021, such reimbursements/waivers amounted to $1,577. The Expense Caps may not be terminated by the Adviser before January 28, 2022.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2021, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $7,589 and Short Duration Plus Portfolio, $8,709.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such

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services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of ..10% of the average daily net assets of the Portfolios attributable to the respective class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio. For the six months ended March 31, 2021, such waivers amounted to $91,375.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets

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attributable to the Class B Shares and Class C Shares of Short Duration Plus Portfolio. For the six months ended March 31, 2021, such waivers amounted to $7,261. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
Short Duration Plus	$1,031,965

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2021, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class C
Intermediate Duration	$7	$	– 0	–		N/A
Short Duration Plus	346		74		$	– 0	–

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2021, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$719,184,018	$1,932,137,910	$650,216,364	$1,621,903,202
Short Duration Plus	27,616,527	34,005,657	7,990,671	62,436,226

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
Intermediate Duration	$135,439,183	$(77,149,366)	$58,289,817
Short Duration Plus	1,843,717	(1,628,182)	215,535

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended March 31, 2021, the the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency

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exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2021, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Options transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized

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loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties

During the six months ended March 31, 2021, the Intermediate Duration Portfolio held written swaptions for hedging and non-hedging purposes

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness

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of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract

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is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2021, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the

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notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2021, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios

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typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2021, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,973,670	*	Receivable/Payable for variation margin on futures	$4,453,687	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,323,424	*	Receivable/Payable for variation margin on centrally cleared swaps	6,131,039	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,339,067		Unrealized depreciation on forward currency exchange contracts	7,440,310

Credit contracts	Market value on credit default swaps	9,328,804		Market value on credit default swaps	14,021,498

Total		$23,964,965			$32,046,534

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(16,771,392)	$(1,606,249)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(358,257)	(2,042,928)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	533,520	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,978,735)	639,288

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(14,650,653)	6,959,271

Total		$(36,225,517)	$3,949,382

Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$79,671	*	Receivable/Payable for variation margin on futures	$133,586	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	16,799	*	Receivable/Payable for variation margin on centrally cleared swaps

Credit contracts	Market value on credit default swaps	573,152		Market value on credit default swaps	719,363

Total		$669,622			$852,949

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*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(292,358)	$(72,473)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(860,660)	463,276

Total		$(1,153,018)	$390,803

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$1,172,384,232
Average notional amount of sale contracts	$420,881,836
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$339,076,546
Average principal amount of sale contracts	$484,632,630
Written Swaptions:
Average notional amount	$29,232,717	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$651,644,808
Credit Default Swaps:
Average notional amount of buy contracts	$97,791,000
Average notional amount of sale contracts	$91,639,857
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$58,142,726	(b)
Average notional amount of sale contracts	$58,142,726	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for less than one month during the period.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$112,711,980
Average notional amount of sale contracts	$4,303,423
Credit Default Swaps:
Average notional amount of buy contracts	$5,217,000
Average notional amount of sale contracts	$4,248,857
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$2,221,000

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For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$101,179	$(101,179)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	290,285	(290,285)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	2,128,088	(1,359,717)	– 0	–	– 0	–	768,371
Citibank, NA/ Citigroup Global Markets, Inc.	9,353,649	(1,770,526)	(6,110,000)	– 0	–	1,473,123
Goldman Sachs International	458,543	(458,543)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	33,883	(33,883)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	279,778	(279,778)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	3,486,846	(537,825)	(799,000)	– 0	–	2,150,021
Natwest Markets PLC	73,918	– 0	–	– 0	–	– 0	–	73,918
Standard Chartered Bank	40,858	(40,858)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	80,411	(80,411)	– 0	–	– 0	–	– 0	–
UBS AG	340,433	(340,433)	– 0	–	– 0	–	– 0	–

Total	$16,667,871	$(5,293,438)	$(6,909,000)	$	– 0	–	$4,465,433	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$129,042	$(101,179)	$	– 0	–	$	– 0	–	$27,863
Barclays Bank PLC	391,343	(290,285)	– 0	–	(101,058)	– 0	–
BNP Paribas SA	1,359,717	(1,359,717)	– 0	–	– 0	–	– 0	–
Citibank, NA/ Citigroup Global Markets, Inc.	1,770,526	(1,770,526)	– 0	–	– 0	–	– 0	–
Credit Suisse International	4,313,375	– 0	–	– 0	–	(4,160,758)	152,617
Deutsche Bank AG	4,595,917	– 0	–	(210,000)	(4,194,362)	191,555
Goldman Sachs International	1,662,223	(458,543)	– 0	–	(1,072,111)	131,569
HSBC Bank USA	4,278,448	(33,883)	– 0	–	(312,375)	3,932,190
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,572,075	(279,778)	– 0	–	(729,617)	562,680
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	537,825	(537,825)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	42,433	(40,858)	– 0	–	– 0	–	1,575
State Street Bank & Trust Co.	113,103	(80,411)	– 0	–	– 0	–	32,692
UBS AG	695,781	(340,433)	(355,348)	– 0	–	– 0	–

Total	$21,461,808	$(5,293,438)	$(565,348)	$(10,570,281)	$5,032,741	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$476,475	$(37,986)		$(338,000)		$	– 0	–	$100,489
Goldman Sachs International	31,757	(31,757)		– 0	–		– 0	–	– 0	–
JPMorgan Securities, LLC	14,044	(14,044)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC	50,876	– 0	–	– 0	–		– 0	–	50,876

Total	$573,152	$(83,787)		$(338,000)		$	– 0	–	$151,365	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$37,986	$(37,986)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	368,696	– 0	–		– 0	–		(349,949)			18,747
Deutsche Bank AG	119,846	– 0	–		(119,846)			– 0	–		– 0	–
Goldman Sachs International	144,627	(31,757)			– 0	–		– 0	–		112,870
JPMorgan Securities, LLC	48,208	(14,044)			– 0	–		– 0	–		34,164

Total	$719,363	$(83,787)			$(119,846)			$(349,949)			$165,781	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2021, Intermediate Duration Portfolio earned drop income of $1,343,042 which is included in interest income in the accompanying statement of operations.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Intermediate Duration	2020	2019
Distributions paid from:
Ordinary income	$95,999,272	$106,879,355

Total distributions paid	$95,999,272	$106,879,355

Short Duration Plus	2020	2019
Distributions paid from:
Ordinary income	$3,827,152	$4,908,029

Total distributions paid	$3,827,152	$4,908,029

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As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains		Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$17,636,469	$45,447,186		$(3,974,647)	$180,590,365	$239,699,373
Short Duration Plus	32,452	– 0	–	(10,428,126)	1,631,606	(8,764,068)

(a)

As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020, Intermediate Duration Portfolio and Short Duration Plus Portfolio utilized capital loss carryforwards of $3,197,056 and $2,376,325 respectively, to offset current year net realized gains. As of September 30, 2020, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $3,974,647 and $113,309, respectively, in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount			Long-Term Amount
Intermediate Duration	$	– 0	–	$	– 0	–
Short Duration Plus		3,066,216			7,248,601

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be

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unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all

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of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate,

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prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates

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and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

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Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway

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but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

Share transactions for each Portfolio for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	Intermediate Duration Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Intermediate Duration Class Shares
Shares sold	33,187,212	45,936,902	$455,992,871	$630,770,763

Shares issued to shareholders on reinvestment of dividends and distributions	6,810,545	5,362,105	93,995,745	73,165,522

Shares redeemed	(19,005,813)	(39,842,447)	(261,624,081)	(542,623,931)

Net increase	20,991,944	11,456,560	$288,364,535	$161,312,354

Class A Shares
Shares sold	86,011	51,389	$1,184,317	$711,682

Shares issued to shareholders on reinvestment of dividends and distributions	1,498	131	20,626	1,811

Shares redeemed	(3,836)	(2,905)	(53,215)	(40,307)

Net increase	83,673	48,615	$1,151,728	$673,186

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NOTES TO FINANCIAL STATEMENTS (continued)

	Intermediate Duration Portfolio
	Shares				Amount
	Six Months Ended 3/31/21 (unaudited)		Year Ended 9/30/20		Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Advisor Class Shares
Shares sold	99		– 0	–	$1,324	$	– 0	–

Shares issued to shareholders on reinvestment of dividends and distributions	0	(a)	– 0	–	1		– 0	–

Net increase	99		– 0	–	$1,325	$	– 0	–

(a)	Amount is less than one share.

	Short Duration Plus Portfolio
	Shares			Amount
	Six Months Ended 3/31/21 (unaudited)		Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)		Year Ended 9/30/20

Short Duration Plus Class Shares
Shares sold	5,734,925		7,860,805	$67,374,953		$92,402,116

Shares issued to shareholders on reinvestment of dividends	101,575		255,694	1,193,418		3,005,897

Shares redeemed	(2,728,626)		(8,538,329)	(32,052,481)		(100,401,349)

Net increase (decrease)	3,107,874		(421,830)	$36,515,890		$(4,993,336)

Class A Shares
Shares sold	325,882		864,056	$3,835,717		$10,214,178

Shares issued to shareholders on reinvestment of dividends	4,014		13,543	47,205		159,270

Shares converted from Class B	– 0	–	632	– 0	–	7,412

Shares converted from Class C	9,264		55,302	108,994		652,856

Shares redeemed	(406,259)		(1,159,807)	(4,777,603)		(13,642,768)

Net decrease	(67,099)		(226,274)	$(785,687)		$(2,609,052)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Short Duration Plus Portfolio
	Shares			Amount
	Six Months Ended 3/31/21 (unaudited)		Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)			Year Ended 9/30/20

Class B Shares
Shares sold	– 0	–	90	$	– 0	–	$1,050

Shares issued to shareholders on reinvestment of dividends	– 0	–	0 (a)		– 0	–	4

Shares converted to Class A	– 0	–	(633)		– 0	–	(7,412)

Net decrease	– 0	–	(543)	$	– 0	–	$(6,358)

Class C Shares
Shares sold	42,936		215,651		$504,103		$2,539,018

Shares issued to shareholders on reinvestment of dividends	404		1,182		4,748		13,870

Shares converted to Class A	(9,286)		(55,436)		(108,994)		(652,856)

Shares redeemed	(100,480)		(105,045)		(1,178,759)		(1,236,126)

Net increase (decrease)	(66,426)		56,352		$(778,902)		$663,906

(a)	Amount is less than one share.

NOTE 7.

Subsequent Events

As of March 31 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class A
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.09	(c)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	.52	.18

Total from investment operations	(.33)	.67	.22

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.19)	(.03)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.19)	(.03)

Net asset value, end of period	$ 13.37	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(2.48)%	5.08%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,779	$693	$10

Average net assets (000 omitted)	$1,113	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.24	%(e)	1.82%	2.00	%(e)

Expenses, before waivers/reimbursements	1.52	%(e)	N/A	N/A

Net investment income	1.34	%(c)(e)	1.11%	1.34	%(e)

Portfolio turnover rate(f)	60%	72%	62%

See footnote summary on page 134.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Advisor Class
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.10	(c)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	.51	.19

Total from investment operations	(.33)	.71	.23

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.23)	(.04)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.23)	(.04)

Net asset value, end of period	$ 13.36	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(2.37)%	5.28%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$11	$11	$10

Average net assets (000 omitted)	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.09	%(e)	1.64%	1.75	%(e)

Expenses, before waivers/reimbursements	1.28	%(e)	N/A	N/A

Net investment income	1.47	%(c)(e)	1.47%	1.64	%(e)

Portfolio turnover rate(f)	60%	72%	62%

See footnote summary on page 134.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class Z
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.13	(c)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	.51	.18

Total from investment operations	(.30)	.82	.25

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.34)	(.06)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.34)	(.06)

Net asset value, end of period	$ 13.36	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(2.20)%	6.16%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10	$10	$10

Average net assets (000 omitted)	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.76	%(e)	.82%	.77	%(e)

Expenses, before waivers/reimbursements	.79	%(e)	N/A	N/A

Net investment income	1.82	%(c)(e)	2.30%	2.62	%(e)

Portfolio turnover rate(f)	60%	72%	62%

See footnote summary on page 134.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class A
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.79	$ 11.74	$ 11.54	$ 11.69	$ 11.76	$ 11.75

Income From Investment Operations

Net investment income(b)	.03	.11	.18	.11	(c)	.03	.05	(g)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.07	.22	(.14)	(.04)	.02

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–

Total from investment operations	(.02)	.18	.40	(.03)	(.01)	.07

Less: Dividends

Dividends from net investment income	(.04)	(.13)	(.20)	(.12)	(.06)	(.06)

Net asset value, end of period	$ 11.73	$ 11.79	$ 11.74	$ 11.54	$ 11.69	$ 11.76

Total Return

Total investment return based on net asset value(d)(i)	(.22)%	1.53%	3.44%	(.24)%	(.10)%	.64	%(g)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$16,992	$17,874	$20,462	$25,222	$27,583	$25,615

Average net assets (000 omitted)	$17,907	$17,732	$23,973	$23,170	$24,693	$32,219

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.05	%(e)	1.07%	.97%	1.01%	1.13%	.95%

Expenses, before waivers/reimbursements	1.05	%(e)	1.07%	.97%	1.01%	1.13%	.95%

Net investment income	.55	%(e)	.97%	1.50%	.93	%(c)	.30%	.41	%(g)

Portfolio turnover rate	27%	50%	39%	85%	64%	76%

See footnote summary on page 134.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class C
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.76	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.72

Income From Investment Operations

Net investment income(b)(c)	.02	.09	.15	.08	.01	.02	(g)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.05	.22	(.14)	(.03)	.03

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–

Total from investment operations	(.03)	.14	.37	(.06)	(.02)	.05

Less: Dividends

Dividends from net investment income	(.03)	(.10)	(.17)	(.09)	(.04)	(.04)

Net asset value, end of period	$ 11.70	$ 11.76	$ 11.72	$ 11.52	$ 11.67	$ 11.73

Total Return

Total investment return based on net asset value(d)(i)	(.40)%	1.32%	3.24%	(.44)%	(.22)%	.42	%(g)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,182	$2,976	$2,304	$2,976	$5,091	$10,582

Average net assets (000 omitted)	$2,648	$2,214	$2,573	$3,778	$8,270	$12,845

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25	%(e)	1.28%	1.18%	1.22%	1.31%	1.19%

Expenses, before waivers/reimbursements	1.80	%(e)	1.83%	1.73%	1.77%	1.86%	1.74%

Net investment income(c)	.35	%(e)	.74%	1.29%	.67%	.09%	.18	%(g)

Portfolio turnover rate	27%	50%	39%	85%	64%	76%

See footnote summary on page 134.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized

(e)	Annualized

(f)	The portfolio accounts for dollar roll transactions as purchases and sales.

(g)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

(h)	Amount is less than $.005

(i)

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

See notes to financial statements.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1)(2) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Janaki Rao, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

†	For the AB Short Duration Portfolio, Classes A and C shares only. For the AB Intermediate Duration Portfolio, Classes A, C and Advisor shares only.

abfunds.com	AB BOND FUNDS | 135

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND FUNDS | 137

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an

abfunds.com	AB BOND FUNDS | 141

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

146 | AB BOND FUNDS	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB BOND FUNDS | 147

NOTES

148 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0152-0321

MAR    03.31.21

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

SEMI-ANNUAL REPORT

May 18, 2021

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2021.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	1.34%	5.66%

Class C Shares	0.96%	4.87%

Advisor Class Shares[1]	1.47%	5.92%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%

Lipper California Intermediate Municipal Debt Funds Average	0.90%	4.65%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	1.79%	5.93%

Class C Shares	1.34%	5.14%

Advisor Class Shares[1]	1.92%	6.20%

Class Z Shares[1]	1.93%	6.22%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%

Lipper Intermediate Municipal Debt Funds Average	1.69%	5.80%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	2.38%	5.46%

Class C Shares	2.07%	4.75%

Advisor Class Shares[1]	2.51%	5.81%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%

Lipper New York Intermediate Municipal Debt Funds Average	1.75%	4.27%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2021. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees, and fund expenses.

During both periods, all share classes of the Intermediate California Municipal Portfolio and the Intermediate New York Municipal Portfolio outperformed the benchmark and the Lipper Average, before sales charges. During both periods, all share classes of the Intermediate Diversified Municipal Portfolio outperformed the benchmark, before sales charges, while all share classes except Class C outperformed the Lipper Average.

For both periods, the Portfolios’ outperformance versus the benchmark was largely attributable to an overweight to municipal credit, as spreads tightened after the 1Q:20 market dislocation. The Portfolios’ allocation to inflation hedges through the employment of Consumer Price Index swaps contributed as the economy continued to rebound. The Portfolios’ allocation to taxable bonds detracted from returns as tax-exempts outperformed.

The Portfolios utilized interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for either period. The Portfolios utilized inflation swaps for hedging purposes, which added to returns for both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended March 31, 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 83 basis points (“b.p.”) in 2021, to 1.75% as of March 31, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 41 b.p. to 1.12% in the same period—only around half as much as the 10-year Treasury. Municipals posted negative absolute quarterly returns but very strong relative returns compared to other fixed-income asset classes such as US Treasuries and US investment-grade corporates. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. The first quarter of 2021 saw investors pour $32 billion into the market, on pace for a new calendar-year record, and marked 11 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the quarter, as BBB-rated and high-yield credit spreads compressed—42 b.p. and 58 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First was the CARES Act that supplied a much needed $347 billion to issuers. It has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act, which supplied a whopping $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local governments, school districts, mass transits, airports, toll roads and specific issuers such as the state of Illinois.

The Portfolios maintained an overweight to credit throughout the reporting period, and the Portfolios’ Senior Investment Management Team (“the Team”) increased this overweight starting in late March 2020. That said, in recognition of the uncertain path of both the virus and the economy, the Team added this risk cautiously through security selection by favoring issuers with liquidity.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now

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values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of March 31, 2021, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.30% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 4.42% and 0.00%, respectively, for the Intermediate Diversified Municipal Portfolio; and 3.60% and 0.30%, respectively, for the Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

(continued on next page)

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Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known

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DISCLOSURES AND RISKS (continued)

as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax

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DISCLOSURES AND RISKS (continued)

rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income

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DISCLOSURES AND RISKS (continued)

markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or

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DISCLOSURES AND RISKS (continued)

cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state

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DISCLOSURES AND RISKS (continued)

income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered.

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DISCLOSURES AND RISKS (continued)

Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.19%	0.34%

1 Year	5.66%	2.52%

5 Years	1.97%	1.35%

10 Years	2.43%	2.12%

CLASS C SHARES			-0.55%	-0.98%

1 Year	4.87%	3.87%

5 Years	1.22%	1.22%

10 Years[3]	1.69%	1.69%

ADVISOR CLASS SHARES[4]			0.44%	0.78%

1 Year	5.92%	5.92%

Since Inception[5]	2.08%	2.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.49% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after 10 years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.52%

5 Years	1.35%

10 Years	2.12%

CLASS C SHARES

1 Year	3.87%

5 Years	1.22%

10 Years[1]	1.69%

ADVISOR CLASS SHARES[2]

1 Year	5.92%

Since Inception[3]	2.08%

1	Assumes conversion of Class C shares into Class A shares after 10 years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.27%	0.42%

1 Year	5.93%	2.75%

5 Years	2.20%	1.59%

10 Years	2.52%	2.21%

CLASS C SHARES			-0.46%	-0.71%

1 Year	5.14%	4.14%

5 Years	1.43%	1.43%

10 Years[3]	1.77%	1.77%

ADVISOR CLASS SHARES[4]			0.53%	0.82%

1 Year	6.20%	6.20%

5 Years	2.43%	2.43%

Since Inception[5]	2.73%	2.73%

CLASS Z SHARES[4]			0.56%	0.86%

1 Year	6.22%	6.22%

Since Inception[5]	4.08%	4.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.67%, 1.43%, 0.39% and 0.43% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after 10 years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.75%

5 Years	1.59%

10 Years	2.21%

CLASS C SHARES

1 Year	4.14%

5 Years	1.43%

10 Years[1]	1.77%

ADVISOR CLASS SHARES[2]

1 Year	6.20%

5 Years	2.43%

Since Inception[3]	2.73%

CLASS Z SHARES[2]

1 Year	6.22%

Since Inception[3]	4.08%

1	Assumes conversion of Class C shares into Class A shares after 10 years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.27%	0.46%

1 Year	5.46%	2.27%

5 Years	1.97%	1.35%

10 Years	2.39%	2.08%

CLASS C SHARES			-0.46%	-0.78%

1 Year	4.75%	3.75%

5 Years	1.22%	1.22%

10 Years[3]	1.65%	1.65%

ADVISOR CLASS SHARES[4]			0.52%	0.88%

1 Year	5.81%	5.81%

Since Inception[5]	2.06%	2.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.72%, 1.48% and 0.47% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after 10 years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.27%

5 Years	1.35%

10 Years	2.08%

CLASS C SHARES

1 Year	3.75%

5 Years	1.22%

10 Years[1]	1.65%

ADVISOR CLASS SHARES[2]

1 Year	5.81%

Since Inception[3]	2.06%

1	Assumes conversion of Class C shares into Class A shares after 10 years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 19

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.40	$3.66	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class C
Actual	$1,000	$1,009.60	$7.42	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Advisor Class
Actual	$1,000	$1,014.70	$2.41	0.48%
Hypothetical**	$1,000	$1,022.54	$2.42	0.48%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.90	$3.32	0.66%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%
Class C
Actual	$1,000	$1,013.40	$7.08	1.41%
Hypothetical**	$1,000	$1,017.90	$7.09	1.41%
Advisor Class
Actual	$1,000	$1,019.20	$2.06	0.41%
Hypothetical**	$1,000	$1,022.89	$2.07	0.41%
Class Z
Actual	$1,000	$1,019.30	$1.91	0.38%
Hypothetical**	$1,000	$1,023.04	$1.92	0.38%

New York Municipal Portfolio

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.80	$3.68	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class C
Actual	$1,000	$1,020.70	$7.46	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Advisor Class
Actual	$1,000	$1,025.10	$2.42	0.48%
Hypothetical**	$1,000	$1,022.54	$2.42	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 21

PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,421.4

1

All data are as of March 31, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 12 different states and American Samoa.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,503.6

1

All data are as of March 31, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.1% in 34 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,813.9

1

All data are as of March 31, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 11 different states and American Samoa.

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PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 90.5%
California – 74.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2022	$1,000	$1,046,578
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	3,889,335
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2021-05/01/2024	4,050	4,238,215
Bay Area Toll Authority 0.32% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,003,337
Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,688,450
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	12,831,171
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,120,118
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/2025	4,710	5,163,137
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(b)	5,000	5,170,868
California Community Housing Agency (California Community Housing Agency Stoneridge Apartments) Series 2021A 4.00%, 02/01/2056(b)	2,000	2,109,685
California County Tobacco Securitization Agency Series 2020A 4.00%, 06/01/2037-06/01/2038	1,510	1,797,660
5.00%, 06/01/2027-06/01/2032	2,700	3,464,152

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	$1,545	$1,840,035
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027-11/15/2029	19,500	23,280,827
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2032	1,215	1,453,163
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 5.00%, 04/01/2032-04/01/2034	5,650	7,254,903
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2032	9,245	9,942,755
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2023-11/15/2029	11,365	13,477,664
California Housing Finance Series 20192 4.00%, 03/20/2033	11,325	13,127,221
Series 2021-1, Class A 3.50%, 11/20/2035	10,000	11,404,935
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(b)	6,000	6,000,566
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	10,650	10,730,456
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,812,454

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018 5.00%, 10/01/2032	$13,965	$17,673,745
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,688,631
Series 2016B 5.00%, 07/01/2023	12,760	13,670,594
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 01/01/2030	1,000	1,216,242
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2023-12/31/2031	15,730	19,291,399
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	15,213,866
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024-07/01/2029(b)	4,735	5,666,200
Series 2012 5.00%, 07/01/2027(b)	3,825	4,100,919
California Public Finance Authority (California University of Science & Medicine Obligated Group) 6.25%, 07/01/2054(b)	1,500	1,710,630
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020A 4.00%, 07/01/2040(b)	800	917,923
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(b)	1,450	1,555,249
Series 2016A 5.00%, 06/01/2031(b)	1,000	1,098,476
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,595,015
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	11,220	12,901,664

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014B 5.00%, 10/01/2029	$4,445	$5,127,024
Series 2017H 5.00%, 04/01/2030-04/01/2032	5,270	6,489,453
Series 2020B 5.00%, 03/01/2028	2,385	3,038,960
Series 2021A 5.00%, 02/01/2026(c)	11,750	13,821,330
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	5,500	5,662,524
Series 2012A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,772,960
Series 2014A 5.00%, 11/01/2028	16,650	19,347,242
Series 2017A 5.00%, 11/01/2033	5,620	6,923,082
Series 2020A 5.00%, 11/01/2030-11/01/2031	1,000	1,317,471
Series 2020D 1.49%, 11/01/2028	1,500	1,460,929
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2029	1,210	1,456,397
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020A 5.00%, 04/01/2027-04/01/2028	1,255	1,561,172
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	710,738
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(b)	675	767,290
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2034	4,500	5,078,772
Series 2018A 5.00%, 12/01/2027-12/01/2033(b)	1,250	1,486,144

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024-07/01/2029(b)	$1,065	$1,103,090
City & County of San Francisco CA Series 2018C 5.00%, 06/15/2023-06/15/2025	7,330	8,298,968
Series 2018E 5.00%, 06/15/2023	1,490	1,648,609
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2021-09/01/2024	7,405	7,919,919
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2021-11/01/2023	6,205	6,660,111
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 06/01/2023	2,765	2,919,286
City of Los Angeles Department of Airports 4.00%, 05/15/2044	4,205	4,700,135
5.00%, 05/15/2030-05/15/2035	9,210	11,611,598
Series 2017A 5.00%, 05/15/2028-05/15/2029	4,015	4,912,090
Series 2018B 5.00%, 05/15/2027	2,195	2,727,229
Series 2018C 5.00%, 05/15/2025-05/15/2028	5,145	6,230,662
Series 2020C 5.00%, 05/15/2026-05/15/2039	9,260	11,630,050
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2027-08/01/2030	5,320	6,283,587
Series 2018A 5.00%, 08/01/2031	2,785	3,526,169
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2028-09/01/2030	2,305	2,795,558
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,110	1,285,465

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	$11,320	$11,639,883
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2025	3,600	4,062,265
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 03/01/2022	3,000	3,131,615
Series 2017A 5.00%, 03/01/2030	1,250	1,536,650
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	4,430	5,135,827
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,046,947
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/2021	1,725	1,772,124
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 2.875%, 08/01/2041(b)	4,000	3,859,082
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) 3.20%, 09/01/2046(b)	5,000	4,965,454
Desert Sands Unified School District Series 2015 5.00%, 08/01/2021	1,680	1,706,567
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/2031	1,750	2,171,014
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,165,376

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	$7,600	$7,737,218
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2021-09/01/2023	1,560	1,640,877
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,132,418
Long Beach Unified School District Series 2010A 5.00%, 08/01/2025	1,000	1,003,547
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 07/01/2021	2,000	2,007,089
Los Angeles Department of Water Series 2012C 5.00%, 07/01/2023	1,540	1,632,641
Series 2018A 5.00%, 07/01/2031	1,345	1,692,883
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 07/01/2021	3,810	3,854,669
Series 2013A 5.00%, 07/01/2021-07/01/2023	4,005	4,231,678
Series 2013B 4.00%, 07/01/2021	2,480	2,503,154
Series 2014B 5.00%, 07/01/2026-07/01/2027	3,790	4,270,393
Series 2014C 5.00%, 07/01/2025-07/01/2026	21,670	24,891,303
Series 2015E 5.00%, 07/01/2025	820	942,205
Series 2018B 5.00%, 01/01/2022	1,050	1,083,707
Series 2019B 5.00%, 07/01/2023	14,750	16,339,466
Los Angeles Unified School District/CA Series 2014B 5.00%, 07/01/2021	5,470	5,533,863
Series 2014C 5.00%, 07/01/2027	10,365	11,895,220

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 07/01/2021	$1,140	$1,153,310
Series 2016A 5.00%, 07/01/2021-07/01/2027	21,945	25,480,469
Series 2017A 5.00%, 07/01/2024	1,470	1,690,618
Series 2018B 5.00%, 07/01/2029	9,020	11,372,239
Series 2020R 5.00%, 07/01/2032	3,945	5,221,859
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2021-08/01/2022	2,100	2,094,018
Metropolitan Water District of Southern California Series 1993A 5.75%, 07/01/2021	165	167,230
5.75%, 07/01/2021 (Pre-refunded/ETM)	710	719,648
Series 2020C 5.00%, 07/01/2040	2,415	3,152,367
Middle Fork Project Finance Authority 5.00%, 04/01/2033-04/01/2035	3,900	4,764,151
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022-08/01/2023	4,950	5,351,920
Newport Mesa Unified School District 5.00%, 08/01/2021-08/01/2024	4,890	5,254,379
Northern California Power Agency Series 2012A 5.00%, 07/01/2025-07/01/2027	3,980	4,215,569
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2023	1,575	1,738,585
Series 2016 5.00%, 08/01/2030	1,420	1,708,235
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/2024	1,000	1,151,560
Peralta Community College District Series 2014A 5.00%, 08/01/2028	1,820	2,083,711
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 09/01/2027	2,785	3,355,058

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port of Los Angeles Series 2011B 5.00%, 08/01/2023	$2,500	$2,537,673
Series 2014A 5.00%, 08/01/2026-08/01/2027	2,565	2,907,739
Port of Oakland Series 2012P 5.00%, 05/01/2022	5,720	5,989,827
5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,785,583
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	4,043,570
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,052,386
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2024	4,945	4,996,848
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,216,172
Sacramento Municipal Utility District Series 2012Y 5.00%, 08/15/2025	4,555	4,854,354
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2024	630	631,280
San Bernardino Community College District Series 2013A 5.00%, 08/01/2021	1,000	1,015,748
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	3,200	3,286,339
San Diego County Regional Airport Authority 5.00%, 07/01/2031-07/01/2035	9,715	12,582,125
San Diego County Water Authority Series 2015 5.00%, 05/01/2021	1,000	1,003,545
Series 2021A 5.00%, 05/01/2022-05/01/2030	19,400	22,333,118

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 33

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	$4,785	$5,044,197
San Diego Unified School District/CA Series 2019A 5.00%, 07/01/2021	8,525	8,625,366
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/2025	4,000	4,286,546
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2022-08/01/2024	2,500	2,650,450
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016B 5.00%, 08/01/2026	1,070	1,301,597
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2021 (Pre-refunded/ETM)	3,900	3,913,622
Series 2011S 5.00%, 05/01/2025	2,145	2,152,449
5.00%, 05/01/2025 (Pre-refunded/ETM)	855	858,250
Series 2019A 5.00%, 05/01/2034	11,015	13,714,340
Series 2019E 5.00%, 05/01/2034-05/01/2036	10,110	12,552,300
Series 2019H 5.00%, 05/01/2027	5,500	6,819,977
San Joaquin Delta Community College District Series 2015A 5.00%, 08/01/2022	1,385	1,474,075
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 07/15/2022-07/15/2026	20,760	23,788,986

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029-09/01/2030	$2,365	$2,757,529
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2030	1,030	1,174,184
Southwestern Community College District Series 2015 5.00%, 08/01/2022-08/01/2025	13,640	15,508,051
State of California 5.00%, 03/01/2030-04/01/2037	53,535	70,138,305
Series 2011 5.00%, 09/01/2021	1,175	1,198,436
Series 2013 5.00%, 09/01/2028	8,890	9,871,102
Series 2014 5.00%, 12/01/2022-05/01/2029	18,665	20,567,458
Series 2015B 5.00%, 09/01/2024	3,330	3,856,038
Series 2017 5.00%, 08/01/2024	5,540	6,396,271
Series 2018 5.00%, 10/01/2022	5,000	5,361,296
AGM 5.25%, 08/01/2032	1,820	2,529,736
State of California Department of Water Resources Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,537,022
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,676,893
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,324,201
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,789,366
BAM Series 2014 5.00%, 08/01/2028-08/01/2029	7,980	9,047,064

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) 4.00%, 06/01/2034-06/01/2040	$4,375	$5,220,681
5.00%, 06/01/2026-06/01/2032	6,880	8,765,209
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 5.00%, 10/01/2031-10/01/2038	4,650	5,841,824
Turlock Irrigation District 5.00%, 01/01/2022	4,115	4,261,692
University of California 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	216,081
5.00%, 05/15/2025	5,170	5,443,941
Series 2012G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,874,996
Series 2013A 5.00%, 05/15/2021-05/15/2048	8,785	9,283,015
Series 2014A 5.00%, 05/15/2028	1,000	1,141,128
Series 2015A 5.00%, 05/15/2024	2,280	2,613,997
Series 2015I 5.00%, 05/15/2021	2,935	2,950,938
Series 2017A 5.00%, 05/15/2028-05/15/2031	6,465	8,062,194
Series 2017M 5.00%, 05/15/2031	4,000	4,961,842
Series 2018O 4.00%, 05/15/2025	8,320	9,526,011
Vacaville Unified School District BAM Series 2015C 5.00%, 08/01/2022	1,000	1,064,314

		1,061,061,590

Alabama – 3.3%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	16,575	18,132,697
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	24,615	27,078,518

36 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(b)	$1,080	$1,200,264

		46,411,479

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(b)	735	883,006

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(b)	1,015	1,015,302

Colorado – 0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,191,094
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	4,750	5,982,666

		9,173,760

Connecticut – 0.7%
State of Connecticut
Series 2018B 5.00%, 04/15/2026-04/15/2028	5,755	7,038,967
Series 2018D 5.00%, 04/15/2027	2,280	2,828,667

		9,867,634

Florida – 0.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2026(b)	100	113,556
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2033	175	126,879
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	955	698,238

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New River Community Development District Series 2006B 5.00%, 05/01/2013(d)(e)(f)(g)	$405	$	– 0	–
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	535		539,937

			1,478,610

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032-01/01/2036	2,300		2,806,985

Guam – 0.9%
Guam Department of Education (Guam Department of Education COP) 4.25%, 02/01/2030	1,500		1,577,486
5.00%, 02/01/2040	1,090		1,168,540
Territory of Guam 5.00%, 11/15/2031	580		640,964
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	1,860		2,134,273
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	5,240		5,893,923
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021A 5.00%, 11/01/2027-11/01/2030	1,625		2,005,801

			13,420,987

Illinois – 2.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	6,000		6,791,155
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	900		1,080,338
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	2,185		2,279,936
Series 2017B 5.00%, 12/15/2026	3,250		3,868,963
State of Illinois Series 2013 5.00%, 07/01/2022	405		426,584

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 11/01/2024	$1,200	$1,362,553
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,465	14,948,148
Series 2021A 5.00%, 03/01/2026	825	965,680
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,094,105

		35,817,462

Iowa – 0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	4,220	4,298,940

Kentucky – 0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	850	996,034
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,259,509
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2029	3,500	4,032,981
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	10	10,961

		6,299,485

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(b)	185	208,842
6.10%, 06/01/2038-12/01/2040(b)	625	781,354

		990,196

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 39

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2027	$1,055	$1,269,361

Michigan – 0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	2,058,118

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	325	365,907

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(b)	575	580,249
2.75%, 06/15/2028(b)	525	535,698

		1,115,947

New Jersey – 2.1%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	8,070	9,511,164
Series 2018A 5.00%, 06/15/2028-06/15/2029	4,000	4,727,188
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2034	5,905	7,203,070
Series 2019B 5.00%, 06/15/2030	3,225	3,998,841
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2023-06/01/2028	4,000	4,744,720

		30,184,983

New York – 1.2%
Metropolitan Transportation Authority 5.00%, 11/15/2027-11/15/2028	7,250	8,995,875

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 11/15/2026	$2,065	$2,499,029
Series 2017C 5.00%, 11/15/2026	2,960	3,582,143
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	1,000	1,097,321
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	220	245,767

		16,420,135

Ohio – 0.3%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2036	1,175	1,471,576
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	920	936,437
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	103,000
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,125	1,158,750

		3,669,763

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028-05/01/2033(b)	2,250	2,683,570
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022-07/01/2024	2,815	3,064,925

		5,748,495

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.5%
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	$740	$913,214
AGC Series 2007C 5.50%, 07/01/2031	150	184,702
NATL Series 2005L 5.25%, 07/01/2035	3,675	4,036,447
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,421	1,333,680

		6,468,043

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	5,000	5,457,962

Tennessee – 0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,259,509

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,406,065
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	1,370	1,609,634

		5,015,699

Washington – 0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031	2,575	3,256,123

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.7%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(b)	$3,695	$4,265,124
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	5,335	5,859,787

		10,124,911

Total Long-Term Municipal Bonds (cost $1,231,747,627)		1,285,940,392

Short-Term Municipal Notes – 8.5%
California – 8.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009C 0.07%, 08/01/2035(h)	5,950	5,950,000
Series 2009D 0.07%, 08/01/2035(h)	7,770	7,770,000
California Health Facilities Financing Authority (Children’s Hospital of Orange County Obligated Group) Series 2009B 0.03%, 11/01/2038(h)	3,450	3,450,000
Series 2009C 0.05%, 11/01/2038(h)	5,400	5,400,000
California State Public Works Board (California State Public Works Board Lease) Series 2021A 5.00%, 02/01/2022(c)	6,950	7,046,093
Series 2022A 5.00%, 08/01/2022(c)	5,250	5,333,923
California Statewide Communities Development Authority (Penny Lane Centers) 0.04%, 09/01/2038(h)	3,370	3,370,000
Calleguas-Las Virgenes Public Financing Authority Series 2008A 0.04%, 07/01/2037(h)	700	700,000
0.05%, 07/01/2037(h)	500	500,000

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 43

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017B-1 0.07%, 07/01/2057(h)	$8,670	$8,670,000
City of Los Angeles CA 4.00%, 06/24/2021	13,510	13,631,098
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	15,745	15,896,731
County of San Bernardino CA (WLP Evergreen Apartments LLC) 0.06%, 05/15/2029(h)	2,200	2,200,000
Northern California Power Agency Series 2019A 0.06%, 07/01/2032(h)	10,990	10,990,000
Orange County Water District Series 2011A 0.06%, 08/01/2042(h)	5,340	5,340,000
Riverside County Asset Leasing Corp. (County of Riverside CA) AGC 0.08%, 11/01/2032(h)	13,065	13,065,000
San Francisco City & County Redevelopment Agency Successor Agency (San Francisco City & County Redevelopment Agency Community Facilities Dist No. 4) 0.07%, 08/01/2032(h)	2,045	2,045,000
Santa Clara County Financing Authority (El Camino Hospital) Series 2009A 0.07%, 02/01/2044(h)	5,655	5,655,000
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) 3.00%, 06/01/2021	4,525	4,544,331

Total Short-Term Municipal Notes (cost $121,537,136)		121,557,176

Total Municipal Obligations (cost $1,353,284,763)		1,407,497,568

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	$141	$140,533
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(a)	197	206,653
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(a)	236	245,628
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(a)	541	560,457
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(a)	245	253,593
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(a)	250	254,746
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(a)	181	183,175
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(a)	213	221,728
Series 2017-HQA1, Class M2 3.659% (LIBOR 1 Month + 3.55%), 08/25/2029(a)	241	246,732
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	200	201,597
Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	108	111,696
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(a)	12	12,306
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	79	80,053
Series 2015-C03, Class 1M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	79	80,957
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	198	209,256
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	115	121,106
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	158	166,120
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(a)	606	622,061
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	248	253,168
Series 2017-C05, Class 1M2 2.309% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	241	243,673

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	$159	$160,318

Total Collateralized Mortgage Obligations (cost $4,310,824)		4,575,556

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,456,176)	2,346	2,535,879

Total Investments – 99.5% (cost $1,360,051,763)		1,414,609,003
Other assets less liabilities – 0.5%		6,818,041

Net Assets – 100.0%		$1,421,427,044

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$11,664	$	– 0	–	$11,664
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	201		– 0	–	201
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	3,461		– 0	–	3,461
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	2,086,373		– 0	–	2,086,373
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	2,156,788		– 0	–	2,156,788
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	356,254		– 0	–	356,254
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	350,013		– 0	–	350,013
USD	4,300	02/15/2041	CPI#	2.282%	Maturity	(161,045)		– 0	–	(161,045)

						$4,803,709	$	– 0	–	$4,803,709

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	35,040	02/06/2025	3 Month LIBOR	0.378%	Quarterly/ Semi-Annual	$(494,568)	$	– 0	–	$(494,568)
USD	35,660	02/15/2025	3 Month LIBOR	0.332%	Quarterly/ Semi-Annual	(588,733)		– 0	–	(588,733)

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	$256,834	$	– 0	–	$256,834
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	954,215		– 0	–	954,215
USD	2,100	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	98,021		– 0	–	98,021

						$225,769	$	– 0	–	$225,769

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	1,399	$(376,891)	$(178,059)	$(198,832)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	121	(32,598)	(11,725)	(20,873)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1	(269)	(121)	(148)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	825	(222,186)	(80,776)	(141,410)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	66	(17,780)	(6,454)	(11,326)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,242	(334,595)	(118,482)	(216,113)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,076	(289,874)	(99,631)	(190,243)

						$(1,274,193)	$(495,248)	$(778,945)

*	Termination date

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA	*	Quarterly	$34,978	$	– 0	–	$34,978
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	29,251		– 0	–	29,251

								$64,229	$	– 0	–	$64,229

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $56,184,606 or 4.0% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Fair valued by the Adviser.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.3% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – Municipal Swap Index

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

48 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 86.2%
Alabama – 2.2%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,603,676
Alabama Public School & College Authority Series 2014B 5.00%, 01/01/2022	3,200	3,315,049
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	19,925	22,721,444
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc.(The)) 4.00%, 12/01/2050	2,675	3,047,762
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 04/01/2049	23,985	26,239,079
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	69,310	76,246,684
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	4,940	5,490,095
5.25%, 05/01/2044(a)	2,775	3,153,555

		141,817,344

Alaska – 0.3%
Municipality of Anchorage AK Series 2015B 5.00%, 09/01/2022-09/01/2024	8,810	9,782,673
Series 2015C 5.00%, 09/01/2022-09/01/2024	7,370	8,190,637

		17,973,310

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,920	2,306,628

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 1.7%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 06/01/2025	$2,365	$2,487,049
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,535,738
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2023-12/01/2024	2,770	3,166,901
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 5.00%, 11/01/2034	1,000	1,282,286
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 07/01/2023-07/01/2024	16,955	18,942,309
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) 5.00%, 07/01/2030-07/01/2039	13,225	17,328,770
Series 2020A 5.00%, 07/01/2030-07/01/2038	8,895	11,669,847
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2028	6,000	7,547,687
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,472,787
State of Arizona Lottery Revenue 5.00%, 07/01/2021-07/01/2027	30,105	34,584,565
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	5,490	5,491,633

		110,509,572

Arkansas – 0.0%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/2035	2,475	2,470,487

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 5.7%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(a)	$10,000	$10,341,736
California Housing Finance Series 20192 4.00%, 03/20/2033	10,813	12,533,682
Series 2021-1, Class A 3.50%, 11/20/2035	3,500	3,991,727
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	365	413,174
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/2028	1,225	1,415,723
Series 2021A 5.00%, 02/01/2027(b)	12,040	14,549,819
City of Los Angeles Department of Airports Series 2018C 5.00%, 05/15/2036	5,840	7,049,973
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2033	5,230	6,696,540
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	10,960	11,157,883
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027	10,000	12,656,562
Series 2020R 5.00%, 07/01/2033	2,780	3,658,330
Metropolitan Water District of Southern California Series 2020A 5.00%, 07/01/2027	7,550	9,545,152
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2022 (Pre-refunded/ETM)	5,880	5,900,537
State of California 5.00%, 11/01/2028-04/01/2036	87,775	114,021,636
Series 2013 5.00%, 11/01/2024-11/01/2025	43,465	48,697,502
Series 2014 5.00%, 05/01/2025-05/01/2026	80,965	92,275,549

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

University of California Series 2022S 5.00%, 05/15/2034-05/15/2035(b)	$10,000	$12,845,932

		367,751,457

Colorado – 1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,911,371
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/2022	1,025	1,101,503
Series 2016A 5.00%, 11/15/2023	4,085	4,584,800
Series 2018A 5.00%, 12/01/2025-12/01/2032	46,840	57,335,138
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/2024	5,605	6,031,299
Series 2018A 5.00%, 12/01/2028	24,320	30,825,865
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2035	5,265	6,612,428
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2027-11/01/2028	5,900	7,491,028
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	1,000	1,057,229
5.00%, 12/01/2024-12/01/2050	2,030	2,443,160

		121,393,821

Connecticut – 3.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2023-11/01/2028	2,420	2,801,295
Series 2017B 5.00%, 08/15/2025-08/15/2027	12,195	14,776,119
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	951,808
Series 2017C 5.00%, 08/15/2024-08/15/2028	8,950	10,702,640

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 07/01/2032	$5,425	$6,765,084
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 07/01/2026-07/01/2029	4,400	5,175,723
State of Connecticut Series 2013A 5.00%, 10/15/2021	3,370	3,456,377
Series 2014A 5.00%, 03/01/2028	6,360	7,165,563
Series 2015B 5.00%, 06/15/2032	7,345	8,557,806
Series 2015F 5.00%, 11/15/2027	1,570	1,865,747
Series 2016A 5.00%, 03/15/2024-03/15/2029	17,305	20,514,415
Series 2016B 5.00%, 05/15/2021	17,090	17,182,219
Series 2016E 5.00%, 10/15/2024-10/15/2025	20,025	23,336,439
Series 2017A 5.00%, 04/15/2022	8,450	8,869,823
Series 2017B 5.00%, 04/15/2028	2,515	3,189,692
Series 2018C 5.00%, 06/15/2026	5,500	6,692,277
Series 2018D 5.00%, 04/15/2026	16,655	20,170,556
Series 2020A 5.00%, 01/15/2040	2,565	3,228,694
State of Connecticut Special Tax Revenue 4.00%, 05/01/2036	1,000	1,164,818
5.00%, 05/01/2028-05/01/2038	11,780	15,106,503
Series 2012 5.00%, 01/01/2022-01/01/2024	8,575	9,099,012
Town of Stratford CT BAM 5.00%, 01/01/2030-01/01/2033	13,370	16,030,604

		206,803,214

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 01/01/2026-01/01/2027	$5,470	$6,116,906
Delaware State Economic Development Authority (Newark Charter School, Inc.) 4.00%, 09/01/2030	575	659,677
5.00%, 09/01/2050	1,000	1,174,195

		7,950,778

District of Columbia – 1.9%
District of Columbia Series 2013A 5.00%, 06/01/2025-06/01/2027	59,115	65,057,794
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/2026	5,545	5,980,080
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029	1,155	1,447,704
Series 2019A 5.00%, 10/01/2030-10/01/2032	8,840	11,211,611
Series 2020A 5.00%, 10/01/2029-10/01/2034	26,400	34,053,944
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020A 5.00%, 07/15/2036	3,205	4,155,747

		121,906,880

Florida – 5.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2030(a)	510	564,937
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2033	11,335	14,590,539
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	27,105	28,615,632
Series 2015A 5.00%, 06/01/2022	1,795	1,851,776

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	$5,000	$6,117,130
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2034-09/01/2035	1,300	886,290
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	3,988,455
County of Broward FL Airport System Revenue Series 2019A 5.00%, 10/01/2031	1,070	1,341,036
Series 2019C 2.384%, 10/01/2026	1,250	1,312,856
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/2023	5,000	5,355,068
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/2023-10/01/2024	13,095	13,327,886
5.625%, 10/01/2025	2,550	2,596,345
County of Miami-Dade FL Series 2015B 5.00%, 07/01/2022	3,715	3,938,400
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2022-10/01/2024	4,975	5,514,447
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	4,610	3,373,919
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 07/01/2026	4,280	5,027,594
Florida Department of Environmental Protection Series 2012A 5.00%, 07/01/2022	10,225	10,839,876
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) 5.125%, 06/01/2040(a)	3,765	4,201,153

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Municipal Power Agency Series 2015B 5.00%, 10/01/2024-10/01/2028	$3,765	$4,442,959
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 06/01/2022	3,545	3,743,850
Series 2017F 5.00%, 06/01/2021	2,775	2,796,185
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2029-10/01/2031	13,335	16,241,794
Series 2019A 5.00%, 10/01/2033	7,975	10,001,246
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,745,975
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,951,105
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2022-03/01/2023	3,645	3,848,549
JEA Electric System Revenue Series 2017B 5.00%, 10/01/2030	1,185	1,473,794
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,779,679
5.00%, 10/01/2025	1,495	1,701,018
Series 2017A 5.00%, 10/01/2026	22,290	27,463,935
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 07/01/2028-07/01/2029	14,010	16,863,146
North Broward Hospital District Series 2017B 5.00%, 01/01/2029-01/01/2030	6,180	7,558,580
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022-10/01/2024	18,515	20,564,401
Orange County School Board Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	28,967,864

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 08/01/2029 (Pre-refunded/ETM)	$21,280	$24,583,694
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	2,355	2,376,730
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	2,000	2,109,405
Reedy Creek Improvement District Series 2013A 5.00%, 06/01/2021	1,820	1,833,691
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,903,165
St. Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,368,305
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	14,015	14,144,999
1.705%, 07/01/2027	9,575	9,610,180
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	2,050	2,099,116

		329,616,704

Georgia – 1.2%
City of Atlanta GA Department of Aviation Series 2014A 5.00%, 01/01/2028	12,250	13,737,351
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2026-04/01/2031	2,275	2,829,296
Forsyth County Water & Sewerage Authority (Forsyth County Water & Sewerage Authority Lease) 5.00%, 04/01/2028	1,050	1,351,874
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	34,735	37,507,839
Series 2018C 4.00%, 08/01/2048	18,000	19,563,046

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 57

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2035	$1,280	$1,553,163

		76,542,569

Guam – 0.0%
Territory of Guam 5.00%, 11/15/2031	1,000	1,105,111

Hawaii – 0.3%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,244,050
State of Hawaii Series 2015E 5.00%, 10/01/2023	7,105	7,942,419
State of Hawaii Harbor System Revenue Series 2020A 4.00%, 07/01/2035	2,765	3,238,312

		20,424,781

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 07/15/2022-07/15/2023	4,675	5,001,507

Illinois – 5.7%
Chicago Board of Education Series 2017F 5.00%, 12/01/2023	7,000	7,719,834
Series 2018A 4.00%, 12/01/2022	5,500	5,787,696
5.00%, 12/01/2026	1,000	1,176,688
Chicago O’Hare International Airport Series 2016C 5.00%, 01/01/2027	3,020	3,598,613
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,843,596
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	4,485	5,372,760
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) 5.00%, 08/15/2029-08/15/2034	7,785	10,164,468

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2021-11/15/2028	$3,350	$3,774,376
Illinois Finance Authority (University of Chicago (The)) Series 2021A 5.00%, 10/01/2028-10/01/2038(b)	16,850	22,577,821
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2027-02/01/2029	42,820	50,481,503
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/2021	9,020	9,302,869
Series 2014D 5.00%, 01/01/2023	1,185	1,282,383
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 06/15/2023 (Pre-refunded/ETM)	565	596,565
5.00%, 06/15/2023-12/15/2028	13,575	14,196,202
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,525,942
Series 2017 5.00%, 06/01/2022-06/01/2024	19,260	21,075,167
State of Illinois 5.50%, 05/01/2039	1,500	1,845,420
Series 2012 5.00%, 03/01/2023-08/01/2025	20,610	21,590,683
5.50%, 07/01/2024	5,415	5,947,801
Series 2013A 5.00%, 04/01/2023	4,415	4,781,540
Series 2014 5.00%, 02/01/2024-05/01/2027	36,040	40,189,936
Series 2016 5.00%, 06/01/2022-02/01/2029	15,990	17,632,602
Series 2017A 5.00%, 12/01/2024	8,590	9,776,303
Series 2017D 5.00%, 11/01/2024-11/01/2028	66,070	75,202,223
Series 2019B 4.00%, 11/01/2033	9,000	10,080,981
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 06/15/2022	2,525	2,642,643

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(c)(d)	$5,078	$939,430

		370,106,045

Indiana – 0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	9,670	11,737,889

Iowa – 0.3%
PEFA, Inc. (Goldman Sachs Group, Inc.(The)) 5.00%, 09/01/2049	14,000	16,873,231

Kansas – 0.1%
City of Junction City KS Series 2016A 5.00%, 09/01/2023	3,805	4,205,548

Kentucky – 2.6%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	3,835	3,833,635
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2029	1,000	1,224,821
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2028-06/01/2030	14,650	16,910,571
Kentucky Public Energy Authority (BP PLC) Series 2018B 4.00%, 01/01/2049	24,850	27,494,497
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	41,090	45,037,812
Series 2018C 4.00%, 12/01/2049	36,475	41,043,891
Series 2019A 4.00%, 12/01/2049	10,855	12,225,235

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	$8,490	$9,003,833
Series 2016A 5.00%, 07/01/2023-07/01/2027	13,375	15,606,137

		172,380,432

Louisiana – 0.4%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027-08/01/2028	8,985	10,598,950
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	2,250	2,539,972
6.10%, 06/01/2038-12/01/2040(a)	5,625	7,032,186
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,313,237
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 05/01/2025	3,250	3,835,280

		25,319,625

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 09/01/2025	1,000	1,149,149

Maryland – 0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2025-09/01/2026	2,000	2,049,514
County of Frederick MD Series 2019A 5.00%, 08/01/2027	2,265	2,863,203
County of Howard MD Series 2020A 5.00%, 08/15/2031-08/15/2032	8,465	11,317,893
County of Montgomery MD Series 2020B 4.00%, 11/01/2027	2,115	2,554,661

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 5.00%, 04/15/2028-04/15/2031	$4,285	$5,521,847
State of Maryland 5.00%, 08/01/2027	1,865	2,357,560
Series 2020A 5.00%, 03/15/2027	1,000	1,251,924
University System of Maryland Series 2017A 5.00%, 04/01/2021	1,125	1,125,000

		29,041,602

Massachusetts – 1.7%
Commonwealth of Massachusetts Series 2016B 5.00%, 07/01/2023	3,965	4,390,381
Series 2017D 5.00%, 02/01/2036	4,435	5,449,399
Series 2018B 5.00%, 01/01/2031	3,685	4,646,905
Series 2020 5.00%, 07/01/2026	1,925	2,363,025
Series 2020E 5.00%, 11/01/2027	3,805	4,839,516
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2007A 5.25%, 07/01/2033	6,600	9,375,261
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/2025-10/01/2033	15,375	19,066,124
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017S 5.00%, 07/01/2025-07/01/2029	24,065	29,647,615
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020U 5.00%, 07/01/2028	950	1,222,349
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2028-07/01/2033	7,525	9,384,674

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2020C 5.00%, 10/01/2026-10/01/2032	$2,405	$3,041,048
Massachusetts Port Authority Series 2021E 5.00%, 07/01/2036	5,615	7,256,536
Massachusetts School Building Authority Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	484,929
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2022-08/15/2023	10,225	10,892,312

		112,060,074

Michigan – 4.8%
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 07/01/2024-07/01/2025	12,505	14,700,671
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 2.625%, 05/15/2025	1,150	1,153,215
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,324,734
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	57,351,250
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.60%, 10/01/2021	500	503,172
3.80%, 10/01/2022	500	510,915
3.875%, 10/01/2023	2,000	2,065,616
4.00%, 10/01/2024	3,000	3,132,739
4.50%, 10/01/2029	12,065	12,546,170
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2025-07/01/2027	39,940	45,696,908

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024-07/01/2027	$54,355	$62,216,424
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) 2.366%, 09/01/2049	15,000	15,292,750
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 3.00%, 06/01/2021	350	351,490
4.00%, 06/01/2022-06/01/2039	9,000	10,577,678
5.00%, 06/01/2025-06/01/2031	5,645	7,114,421
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,723,194
Series 2014B 5.00%, 07/01/2027-07/01/2031	7,450	8,187,790
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023-12/01/2025	13,075	15,027,880
5.50%, 12/01/2026-12/01/2027	7,220	8,643,852
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2024-06/30/2028	31,630	38,612,402
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,217,917

		311,951,188

Minnesota – 0.1%
State of Minnesota Series 2015B 5.00%, 08/01/2022	3,745	3,986,373
Series 2019A 5.00%, 08/01/2027	1,205	1,527,512

		5,513,885

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri – 0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2025-03/01/2028	$2,820	$3,119,646
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021A 4.00%, 07/01/2033-07/01/2040(b)	10,500	12,642,195
5.00%, 07/01/2031(b)	4,470	5,965,412
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	1,620	1,824,853
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	3,047,657

		26,599,763

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025-02/15/2028	15,015	18,025,817

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc.(The)) Series 2018 5.00%, 03/01/2050	57,465	64,011,821

Nevada – 1.2%
City of Las Vegas NV Series 2015C 5.00%, 09/01/2023-09/01/2026	8,605	9,839,232
Clark County School District Series 2015B 5.00%, 06/15/2022	17,785	18,783,025
Series 2016D 5.00%, 06/15/2024	26,915	30,738,359
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,474,326
Las Vegas Valley Water District Series 2016B 5.00%, 06/01/2028	4,590	5,576,433

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	$3,000	$3,000,641

		75,412,016

New Hampshire – 0.2%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	9,394	10,887,181
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/2027(a)	2,250	2,347,993
New Hampshire Business Finance Authority (Springpoint Senior Living Obligated Group) 4.00%, 01/01/2041	2,250	2,469,496

		15,704,670

New Jersey – 6.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.25%, 04/01/2026	4,930	5,934,855
Series 2011EE 5.50%, 09/01/2021	355	356,086
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,111,033
5.50%, 01/01/2026-01/01/2027	2,000	2,251,035
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021-10/01/2025	9,515	10,419,755
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025-06/15/2026	4,500	4,920,497
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	3,920	4,161,853
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	14,375	14,654,605

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2028	$13,780	$16,458,828
Series 2018A 5.00%, 06/15/2029	3,035	3,566,388
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028-12/15/2031	8,720	10,918,118
Series 2018A 5.00%, 12/15/2027-12/15/2033	65,475	81,119,780
Series 2019B 5.00%, 06/15/2033	3,885	4,759,515
Series 2020A 5.00%, 06/15/2035	1,810	2,262,350
New Jersey Turnpike Authority Series 2012B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,522,519
5.00%, 01/01/2027 (Pre-refunded/ETM)	6,685	7,249,050
Series 2014A 5.00%, 01/01/2027-01/01/2029	75,940	86,464,216
Series 2014C 5.00%, 01/01/2024	14,720	16,541,596
Series 2017A 5.00%, 01/01/2029	7,235	8,810,725
Series 2017B 5.00%, 01/01/2029-01/01/2031	40,050	49,566,601
Series 2021B 1.713%, 01/01/2029	6,625	6,390,172
AGM Series 2005D-3 5.25%, 01/01/2026	14,770	17,866,994
State of New Jersey 5.00%, 06/01/2029	4,895	6,257,440
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2023-06/01/2035	17,385	20,965,741

		389,529,752

New York – 13.0%
City of New York NY Series 2014A 5.00%, 08/01/2027	1,130	1,296,957
Series 2015A 5.00%, 08/01/2023	2,040	2,260,913
Series 2018D 5.00%, 12/01/2039	2,435	3,004,355

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020A 5.00%, 08/01/2024-08/01/2027	$14,900	$18,517,999
Series 2020B 5.00%, 11/01/2026-11/01/2027	14,880	18,512,879
Series 2020C 5.00%, 08/01/2032	3,150	4,105,856
Series 2021D 1.396%, 08/01/2027	18,930	18,584,467
1.623%, 08/01/2028	10,500	10,321,674
Series 2021F 5.00%, 06/01/2044	5,000	5,869,482
Series 2021L 5.00%, 04/01/2034	4,000	5,233,294
County of Nassau NY Series 2017C 5.00%, 10/01/2026	8,840	10,732,414
Dutchess County Local Development Corp. (Bard College) Series 2020B 5.918%, 07/01/2039(a)	5,000	5,469,119
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2028	6,890	7,301,245
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,531,473
Series 2012F 5.00%, 11/15/2022-11/15/2026	55,610	59,331,361
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,597,434
5.00%, 11/15/2026	2,730	2,905,497
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,700,558
Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,733,913
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,548,159
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,841,419
Series 2017C 5.00%, 11/15/2027-11/15/2033	79,890	97,430,699
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2027	4,505	4,829,872

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2031-07/15/2032	$53,945	$67,812,699
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/2022-11/01/2025	34,430	35,384,063
Series 2011C 5.00%, 11/01/2023-11/01/2025	17,620	18,112,958
Series 2012A 5.00%, 08/01/2025	12,345	13,130,065
Series 2012B 5.00%, 11/01/2023	20,000	21,511,500
Series 2017A 5.00%, 08/01/2033	4,860	5,969,397
Series 2019B 5.00%, 11/01/2035-11/01/2036	59,785	75,401,724
Series 2021E 4.00%, 02/01/2040	4,335	5,057,895
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,361,513
2.80%, 09/15/2069	11,555	11,418,420
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 08/15/2021	3,880	3,948,189
Series 2014C 5.00%, 03/15/2027	2,015	2,283,193
Series 2020D 5.00%, 02/15/2029-02/15/2034	25,980	33,268,971
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2023	17,940	18,784,777
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 03/15/2025-03/15/2026	63,625	69,450,121
Series 2013D 5.00%, 03/15/2023	32,000	34,985,914
Series 2016A 5.00%, 03/15/2024	4,010	4,559,568

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	$4,400	$5,099,389
Series 2018 5.00%, 01/01/2027-01/01/2029	74,370	90,217,009
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	2,095	2,340,371
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,759,863
Series 20202 5.00%, 07/15/2033	5,910	7,488,600

		846,007,238

North Carolina – 0.1%
City of Charlotte NC Water & Sewer System Revenue 5.00%, 07/01/2026-07/01/2027	2,800	3,493,841
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,794,669

		5,288,510

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2028-06/01/2030	5,000	5,847,917

Ohio – 1.2%
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2037-06/01/2038	3,000	3,475,856
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2028-12/01/2029	6,965	8,998,218
Series 2017A 5.00%, 08/01/2026-08/01/2028	20,420	25,278,487
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026-02/15/2027	5,455	6,487,865

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/2031	$1,000	$1,223,353
County of Hamilton OH Sewer System Revenue Series 2019A 5.00%, 12/01/2034	9,375	12,141,658
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022-12/01/2023	3,470	3,688,221
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	4,320	4,397,182
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	2,330	2,399,900
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2032	4,970	6,578,293
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	6,325	6,514,750

		81,183,783

Oklahoma – 0.2%
Comanche County Memorial Hospital 5.00%, 07/01/2022	520	543,361
Series 2015 5.00%, 07/01/2021-07/01/2028	5,975	6,245,844
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	995	1,061,424
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	3,018,862

		10,869,491

Oregon – 0.4%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 08/01/2022	8,685	9,242,369

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/2024	$820	$870,419
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 5.00%, 08/15/2030-08/15/2038	8,260	10,632,947
Salem Hospital Facility Authority (Salem Health Obligated Group) 5.00%, 05/15/2038	2,205	2,733,043
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/2021-11/01/2023	90	90,311
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/2028	2,335	2,929,348

		26,498,437

Other – 1.0%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)(e)	23,648	25,696,293
Series 2019-C, Class 1 3.87%, 11/15/2035(a)(e)	5,516	5,803,323
Series 2019-D, Class 1 3.87%, 11/15/2035(a)(e)	5,037	5,383,733
Series 2019-E, Class 1 3.87%, 11/15/2035(a)(e)	3,384	3,616,965
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019M 2.60%, 09/15/2033(a)	9,805	10,311,037
2.625%, 06/15/2035(a)	9,850	10,344,711
2.65%, 06/15/2035(a)	4,925	5,195,892

		66,351,954

Pennsylvania – 5.8%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030-07/15/2033	19,390	24,871,239

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	$3,500	$3,931,978
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	2,420	2,492,600
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	2,120	2,183,600
City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	2,200	2,227,615
Series 2019A 5.00%, 08/01/2026	1,420	1,729,835
AGM Series 2017A 5.00%, 08/01/2027-08/01/2032	46,290	57,547,696
Series 2019B 5.00%, 02/01/2030	1,005	1,303,648
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024-10/01/2026	17,425	20,634,990
Commonwealth of Pennsylvania 5.00%, 07/15/2025	3,120	3,711,370
Series 2016 5.00%, 09/15/2024	9,575	11,077,559
Series 2017 5.00%, 01/01/2026-01/01/2027	20,480	25,149,972
Geisinger Authority (Geisinger Health System Obligated Group) 5.00%, 04/01/2043	2,500	3,222,423
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,845,810
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027-12/01/2032	5,000	5,629,022

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030-09/01/2032	$2,910	$3,668,885
Series 2018 5.00%, 09/01/2026-09/01/2030	10,650	13,201,555
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026-12/31/2028	51,190	61,258,334
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2028-04/15/2031	9,030	11,636,098
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) 4.00%, 08/15/2038-08/15/2040(b)	2,410	2,718,516
5.00%, 08/15/2029-08/15/2030(b)	1,575	1,932,266
Pennsylvania Turnpike Commission 5.00%, 12/01/2029-12/01/2030	13,890	17,822,468
Series 2017B 5.00%, 06/01/2028-06/01/2030	13,280	16,253,018
Series 2019 5.00%, 12/01/2022	5,250	5,674,511
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035-11/01/2038	5,560	6,366,668
5.00%, 11/01/2027-11/01/2034	11,940	14,976,721
Philadelphia Parking Authority (The) Series 2009 5.125%, 09/01/2022	9,080	9,110,180
School District of Philadelphia (The) Series 2016D 5.00%, 09/01/2024	8,360	9,515,652
Series 2016F 5.00%, 09/01/2023-09/01/2024	29,200	33,062,778

		379,757,007

Puerto Rico – 0.6%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 07/01/2029	125	150,328

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	$5,150	$6,266,183
NATL Series 2007V 5.25%, 07/01/2035	150	165,721
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	5,257,148
AGC Series 2007C 5.50%, 07/01/2031	510	627,987
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	10,525	13,051,160
NATL Series 2005L 5.25%, 07/01/2035	500	549,176
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,164,585
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,649,641
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	7,511	7,049,454

		37,931,383

Rhode Island – 0.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2028-09/15/2032	12,390	15,382,665
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016B 5.00%, 06/15/2027	10,565	12,801,192
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,198,907
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 06/01/2021-06/01/2023	14,635	15,478,076

		49,860,840

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	$1,185	$1,222,242
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	48,725	53,187,840
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022-12/01/2027	7,000	8,059,697
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2030-12/01/2034	2,435	2,914,781
Series 2020A 4.00%, 12/01/2037	1,690	1,991,254

		67,375,814

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029-09/01/2030	7,025	8,521,846

Tennessee – 0.9%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	5,445	6,241,939
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2017A 4.00%, 05/01/2048	50,910	54,387,357

		60,629,296

Texas – 6.0%
Alvin Independent School District/TX Series 2020A 5.00%, 02/15/2025	2,945	3,452,539
Austin Independent School District Series 2014B 5.00%, 08/01/2021	1,700	1,726,827

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Board of Regents of the University of Texas System Series 2020A 5.00%, 08/15/2030	$105	$140,675
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2025	1,000	1,149,708
City of Austin TX Airport System Revenue 5.00%, 11/15/2025	3,200	3,802,970
City of Austin TX Water & Wastewater System Revenue Series 2015A 5.00%, 11/15/2024	4,730	5,510,800
City of Houston TX Series 2017A 5.00%, 03/01/2025	16,370	19,219,454
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023-09/01/2025	3,800	4,169,836
City of Houston TX Airport System Revenue Series 2018B 5.00%, 07/01/2030	6,160	7,657,275
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	10,628,781
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2023-05/15/2028	24,850	27,952,214
Dallas Independent School District 5.00%, 02/15/2027	1,355	1,690,747
Series 2011 5.00%, 02/15/2022	5,165	5,183,193
Dallas/Fort Worth International Airport Series 2014A 5.25%, 11/01/2028	11,585	12,936,600
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,473,468
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	91,304,341
Harris County Hospital District Series 2016 5.00%, 02/15/2022-02/15/2027	3,705	4,196,549

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2026-10/15/2031	$3,220	$3,784,574
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,350,007
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2028	1,130	1,206,384
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2025-08/15/2028	7,250	8,820,764
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	942,916
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	5,000	5,098,480
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	18,505,460
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,178,833
Series 2014A 5.00%, 01/01/2022 (Pre-refunded/ETM)	4,000	4,143,507
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 01/01/2023-01/01/2024	7,745	8,490,805
Series 2015B 5.00%, 01/01/2023-01/01/2028	12,275	14,152,873
Series 2019B 5.00%, 01/01/2027-01/01/2029	30,080	37,844,007
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	1,360	1,389,806
San Antonio Independent School District/TX Series 2020B 5.00%, 08/15/2027	1,430	1,803,319

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Antonio Water System Series 2013E 5.00%, 05/15/2025	$3,000	$3,294,541
Spring Branch Independent School District Series 2015A 5.00%, 02/01/2024	3,215	3,643,297
Series 2015B 5.00%, 02/01/2024	4,855	5,501,775
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,627,838
5.00%, 10/01/2023-10/01/2025	11,425	11,697,912
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,566,443
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,095,311
Texas Water Development Board 5.00%, 10/15/2026	1,310	1,622,213
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2019 5.00%, 04/15/2026	2,000	2,440,974
Texas Water Development Board (Texas Water Development Board SRF) Series 2018 5.00%, 10/15/2025	1,900	2,282,448
Texas Water Development Board (Texas Water Development Board State Revolving Fund) 5.00%, 08/01/2027	3,640	4,596,213

		387,276,677

Utah – 0.1%
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,071,935
Utah Transit Authority Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,376,762
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,555,019
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 06/15/2026	1,305	1,527,298

		7,531,014

Virginia – 0.7%
County of Fairfax VA Series 2019A 5.00%, 10/01/2028	3,860	5,044,942

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Henrico VA Series 2020A 5.00%, 08/01/2026	$1,860	$2,290,941
County of Loudoun VA Series 2020B 5.00%, 12/01/2024-12/01/2026	7,315	8,851,827
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2033	8,040	9,960,098
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 02/01/2023	4,435	4,825,412
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 5.00%, 01/01/2029-01/01/2035	10,720	13,060,342

		44,033,562

Washington – 2.7%
Chelan County Public Utility District No. 1 Series 2011B 5.00%, 07/01/2021	5,000	5,056,541
5.25%, 07/01/2022	3,670	3,713,421
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 04/01/2026	4,280	5,208,264
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,170,442
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,750,418
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 07/01/2021	8,840	8,943,425
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,926,298
Port of Seattle WA 5.00%, 04/01/2032-04/01/2033	2,500	3,075,378
Series 2010B 5.00%, 06/01/2022	1,995	1,999,197

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015C 5.00%, 04/01/2021-04/01/2023	$4,320	$4,537,472
Series 2018A 5.00%, 05/01/2025	8,320	9,686,566
Series 2018B 5.00%, 05/01/2025	4,695	5,466,157
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,715,568
State of Washington Series 2012R 5.00%, 07/01/2024	6,765	7,169,337
Series 20152 5.00%, 07/01/2023	9,895	10,961,289
Series 2015A-1 5.00%, 08/01/2023	8,010	8,905,113
Series 2020 5.00%, 07/01/2026	1,170	1,434,871
State of Washington (State of Washington COP) Series 2015C 5.00%, 07/01/2022-01/01/2023	8,805	9,396,559
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 09/01/2023	17,550	18,730,185
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 08/15/2028-08/15/2030	31,550	37,143,148
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025-08/15/2030	15,880	19,012,526
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,479,267

		174,481,442

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	16,125	16,374,694

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.2%
State of Wisconsin Series 2019A 5.00%, 05/01/2025-05/01/2029	$45,000	$55,477,007
Series 20211 5.00%, 05/01/2026-05/01/2031	14,150	18,100,367
Series 20212 5.00%, 05/01/2024-05/01/2025	29,485	34,220,689
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	16,760	19,325,955
Wisconsin Center District AGM Series 2020C Zero Coupon, 12/15/2028-12/15/2034	8,515	6,625,049
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,436,083
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) 5.00%, 01/01/2040	3,750	4,404,983
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,000	1,098,367
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	355	363,993
WPPI Energy Series 2014A 5.00%, 07/01/2029	1,000	1,137,909

		143,190,402

Total Long-Term Municipal Bonds (cost $5,300,606,783)		5,602,207,977

Short-Term Municipal Notes – 10.3%
California – 0.1%
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017B-1 0.07%, 07/01/2057(f)	2,855	2,855,000
County of San Bernardino CA (WLP Evergreen Apartments LLC) 0.06%, 05/15/2029(f)	400	400,000

		3,255,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) 0.08%, 12/01/2052(f)	$15,000	$15,000,000

District of Columbia – 0.2%
District of Columbia (Carnegie Endowment for International Peace) 0.06%, 11/01/2045(f)	5,505	5,505,000
District of Columbia (Georgetown University (The)) 0.07%, 04/01/2041(f)	3,530	3,530,000
District of Columbia (MedStar Health Obligated Group) Series 2012A 0.08%, 08/15/2038(f)	2,345	2,345,000

		11,380,000

Florida – 0.3%
City of Lakeland FL (Florida Southern College) 0.07%, 09/01/2024(f)	1,830	1,830,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) 0.06%, 07/01/2032(f)	2,200	2,200,000
Florida Gulf Coast University Financing Corp. Series 2009A 0.05%, 02/01/2039	1,570	1,570,000
Florida Keys Aqueduct Authority Series 2008 0.09%, 09/01/2035(f)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2008 0.09%, 06/01/2048(f)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017C 0.06%, 01/01/2039(f)	1,405	1,405,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019E 0.04%, 10/01/2026	3,100	3,100,000

		18,455,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.5%
Development Authority of Heard County (Oglethorpe Power Corp.) 0.09%, 01/01/2038(f)	$2,820	$2,820,000
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2009B 0.09%, 01/01/2036(f)	30,000	30,000,000

		32,820,000

Hawaii – 0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) 0.06%, 12/01/2041(f)	3,640	3,640,000

Illinois – 0.6%
Illinois Development Finance Authority (American College of Surgeons) 0.06%, 08/01/2026	560	560,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) 0.11%, 01/01/2029(f)	100	100,000
Illinois Finance Authority (Carle Foundation Obligated Group (The)) Series 2009B 0.07%, 02/15/2033(f)	8,305	8,305,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005B 0.09%, 08/01/2035(f)	995	995,000
Illinois Finance Authority (North Park University) 0.06%, 07/01/2035(f)	8,880	8,880,000
Illinois Housing Development Authority (Steadfast Foxview LP) 0.05%, 01/01/2041(f)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) 0.08%, 06/01/2038(f)	2,940	2,940,000

		36,280,000

Iowa – 0.2%
Iowa Finance Authority (Iowa Health System Obligated Group) 0.08%, 11/15/2041(f)	9,135	9,135,000
Iowa Finance Authority (Iowa Health System) 0.07%, 12/01/2041	2,315	2,315,000

		11,450,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016A 0.08%, 10/01/2039(f)	$13,450	$13,450,000

Louisiana – 0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.08%, 09/01/2033(f)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) 0.07%, 07/01/2047(f)	14,525	14,525,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) 0.07%, 04/02/2023(f)	2,265	2,265,000

		37,240,000

Maryland – 0.2%
Maryland Health & Higher Educational Facilities Authority Series 2014A 0.05%, 04/01/2035(f)	2,200	2,200,000
Series 2014B 0.05%, 04/01/2035(f)	1,925	1,925,000
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) 0.08%, 07/01/2043(f)	8,875	8,875,000
Montgomery County Housing Opportunities Commission Series 2011A 0.08%, 01/01/2049	1,875	1,875,000

		14,875,000

Massachusetts – 0.1%
Commonwealth of Massachusetts Series 2020A 2.00%, 04/21/2021	5,415	5,420,652
Massachusetts Health & Educational Facilities Authority (Mass General Brigham, Inc.) 0.06%, 07/01/2040(f)	500	500,000

		5,920,652

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.4%
Grand Valley State University Series 2019B 0.07%, 12/01/2031(f)	$18,590	$18,590,000
Lakeview School District/MI Series 2019B 0.07%, 05/01/2032(f)	6,025	6,025,000
Michigan Strategic Fund (Wedgwood Christian Services) 0.09%, 12/01/2038(f)	1,830	1,830,000

		26,445,000

Minnesota – 0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) 0.09%, 11/15/2048(f)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) 0.06%, 09/01/2026(f)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) 0.07%, 11/01/2031(f)	1,525	1,525,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) 0.05%, 11/15/2034(f)	11,925	11,925,000
0.06%, 11/15/2034(f)	3,700	3,700,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009C 0.05%, 11/15/2035(f)	2,400	2,400,000

		33,670,000

Nevada – 0.5%
County of Clark Department of Aviation Series 2008D 0.08%, 07/01/2029(f)	26,075	26,075,000
Series 2014D 0.06%, 07/01/2040(f)	9,510	9,510,000

		35,585,000

New Jersey – 0.3%
New Jersey Health Care Facilities Financing Authority 0.07%, 07/01/2035(f)	2,995	2,995,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008B 0.06%, 07/01/2036(f)	$2,270	$2,270,000
Series 2008C 0.06%, 07/01/2036(f)	15,955	15,955,000

		21,220,000

New York – 2.6%
City of New York NY Series 2016 0.08%, 08/01/2044(f)	3,370	3,370,000
Series 2019I 0.08%, 03/01/2044(f)	5,450	5,450,000
Metropolitan Transportation Authority Series 2019B 5.00%, 05/15/2022	99,625	104,361,731
New York City Housing Development Corp. (2 Gold LLC) Series 2008A 0.06%, 04/15/2036(f)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) 0.08%, 05/01/2044(f)	21,910	21,910,000

		167,591,731

North Carolina – 0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) 0.09%, 09/01/2037(f)	780	780,000

Ohio – 0.1%
Columbus Regional Airport Authority 0.08%, 12/01/2036(f)	7,600	7,600,000

Oregon – 0.5%
Clackamas County Hospital Facility Authority (Legacy Health) Series 2008A 0.06%, 06/01/2037(f)	14,825	14,825,000
Series 2008B 0.06%, 06/01/2037(f)	18,615	18,615,000

		33,440,000

Pennsylvania – 0.3%
Emmaus General Authority Series 2008D 0.05%, 03/01/2024(f)	2,000	2,000,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2008E 0.05%, 03/01/2024(f)	$4,500	$4,500,000
Haverford Township School District 0.07%, 03/01/2030(f)	2,425	2,425,000
Pennsylvania Turnpike Commission Series 2019 0.05%, 12/01/2038	700	700,000
Philadelphia Gas Works Co. Series 2020D 0.06%, 08/01/2031(f)	10,950	10,950,000

		20,575,000

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. (Rhode Island School of Design) Series 2008A 0.06%, 08/15/2034(f)	3,445	3,445,000
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012B 0.08%, 11/15/2038(f)	1,050	1,050,000

		4,495,000

Tennessee – 0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018B 0.06%, 07/01/2045(f)	3,150	3,150,000
Loudon Industrial Development Board (Tate & Lyle Ingredients Americas LLC) 0.08%, 06/01/2023(f)	3,400	3,400,000

		6,550,000

Texas – 0.8%
City of Houston TX Combined Utility System Revenue 0.07%, 05/15/2034(f)	30,030	30,030,000
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) 0.09%, 09/01/2041(f)	4,190	4,190,000
State of Texas 4.00%, 08/26/2021	19,895	20,208,177
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) 0.07%, 02/15/2036	270	270,000

		54,698,177

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) 0.08%, 12/01/2030(f)	$900	$900,000

Virginia – 0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) 0.08%, 06/01/2034(f)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) 0.06%, 07/01/2052(f)	11,680	11,680,000

		14,680,000

Washington – 0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) 0.06%, 12/15/2044(f)	1,250	1,250,000
Washington State Housing Finance Commission (Evergreen School (The)) 0.07%, 07/01/2028(f)	1,500	1,500,000
Washington State Housing Finance Commission (Panorama/United States) 0.06%, 04/01/2043(f)	2,400	2,400,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) 0.05%, 11/01/2047(f)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) 0.05%, 08/01/2044	6,590	6,590,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) 0.05%, 07/01/2047(f)	15,920	15,920,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) 0.05%, 06/01/2034	725	725,000

		37,825,000

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PORTFOLIO OF INVESTMENTS (continued)
DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.0%
Wisconsin Health & Educational Facilities Authority (Madison Family Medicine Residency Corp., Inc.) 0.08%, 05/01/2021	$380	$380,000

Total Short-Term Municipal Notes (cost $669,145,781)		670,200,560

Total Municipal Obligations (cost $5,969,752,564)		6,272,408,537

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(g)	813	816,675
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(g)	367	366,510
Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(g)	120	121,949
Series 2014-HQ2, Class M3 3.859% (LIBOR 1 Month + 3.75%), 09/25/2024(g)	480	493,778
Series 2015-DN1, Class M3 4.259% (LIBOR 1 Month + 4.15%), 01/25/2025(g)	19	18,956
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(g)	783	797,896
Series 2015-DNA2, Class M3 4.009% (LIBOR 1 Month + 3.90%), 12/25/2027(g)	262	266,844
Series 2015-DNA3, Class M3 4.809% (LIBOR 1 Month + 4.70%), 04/25/2028(g)	231	239,119
Series 2015-HQA1, Class M3 4.809% (LIBOR 1 Month + 4.70%), 03/25/2028(g)	181	188,072
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(g)	874	917,538

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(g)	$1,519	$1,577,917
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(g)	250	258,991
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(g)	788	815,555
Series 2017-DNA1, Class M2 3.359% (LIBOR 1 Month + 3.25%), 07/25/2029(g)	324	332,544
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(g)	550	569,953
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(g)	911	928,294
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(g)	232	235,196
Series 2019-DNA1, Class M2 2.759% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(g)	1,461	1,469,366
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(g)	708	706,448
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(g)	947	955,734
Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(g)	304	312,749
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(g)	13	12,606
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(g)	617	624,417
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(g)	704	744,428
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(g)	272	285,727

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 01/25/2029(g)	$162	$169,039
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(g)	674	700,911
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(g)	457	470,808
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	1,729	1,776,007
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(g)	1,343	1,372,629
Series 2017-C06, Class 1M2 2.759% (LIBOR 1 Month + 2.65%), 02/25/2030(g)	586	590,400
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(g)	299	300,828
STACR Trust Series 2018-DNA3, Class M2 2.209% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(g)	530	528,015

Total Collateralized Mortgage Obligations (cost $18,440,939)		19,965,899

CORPORATES - INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,536,513
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,714,332
1.777%, 11/15/2030	5,000	4,753,300

Total Corporates - Investment Grade (cost $15,348,000)		15,004,145

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Transportation-Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	$3,765	$3,916,240
5.75%, 04/20/2029(a)	3,342	3,555,019

Total Corporates - Non-Investment Grade (cost $7,107,000)		7,471,259

SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 06/03/2021(h) (cost $9,999,720)	10,000	9,999,737

Total Investments – 97.3% (cost $6,020,648,223)		6,324,849,577
Other assets less liabilities – 2.7%		178,773,601

Net Assets – 100.0%		$6,503,623,178

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$52,900	$	– 0	–	$52,900
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	15,701		– 0	–	15,701
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	912		– 0	–	912
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	8,402,090		– 0	–	8,402,090
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	11,774,604		– 0	–	11,774,604
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	1,408,998		– 0	–	1,408,998
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	1,384,318		– 0	–	1,384,318
USD	19,500	02/15/2041	CPI#	2.282%	Maturity	(730,320)		– 0	–	(730,320)

						$22,309,203	$	– 0	–	$22,309,203

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
USD	43,750	01/15/2028	0.803%	3 Month LIBOR	Semi- Annual/ Quarterly	$1,748,786	$1,699,415		$49,371
USD	43,750	01/15/2028	3 month LIBOR	0.803%	Quarterly/ Semi- Annual	(1,748,787)	– 0	–	(1,748,787)
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi- Annual/ Quarterly	3,098,825	– 0	–	3,098,825
USD	22,000	02/15/2041	3 month LIBOR	2.166%	Quarterly/ Semi- Annual	(53,875)	– 0	–	(53,875)

						$3,044,949	$1,699,415		$1,345,534

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	505	$(136,047)	$(48,933)	$(87,114)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,677	(451,784)	(209,641)	(242,143)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	112	(30,172)	(13,578)	(16,594)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	277	(74,624)	(27,088)	(47,536)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,414	(919,731)	(411,150)	(508,581)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,451	(929,412)	(337,890)	(591,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,192	(1,398,725)	(495,296)	(903,429)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	647	(174,302)	(80,543)	(93,759)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,500	(1,212,300)	(416,673)	(795,627)

						$(5,327,097)	$(2,040,792)	$(3,286,305)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA*	Quarterly	$161,302	$	– 0	–	$161,302
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	134,891		– 0	–	134,891

							$296,193	$	– 0	–	$296,193

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $171,213,169 or 2.6% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

March 31, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 91.6%
New York – 75.1%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021-12/15/2026	$5,085	$5,758,341
Battery Park City Authority Series 2013A 5.00%, 11/01/2022	4,325	4,650,711
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020I 3.00%, 04/01/2035-04/01/2037	5,720	6,046,204
4.00%, 04/01/2034-04/01/2040	5,025	5,788,788
5.00%, 04/01/2030-04/01/2033	4,000	5,134,427
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,145,626
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,652,951
5.25%, 11/01/2029	1,900	2,085,650
City of New York NY Series 1993E-3 5.00%, 08/01/2023	6,855	6,962,340
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,022,754
5.00%, 08/01/2026	10,315	10,473,796
Series 2011D-1 5.00%, 10/01/2024	2,860	2,926,663
Series 2012I 5.00%, 08/01/2022	2,320	2,467,608
Series 20171 5.00%, 08/01/2025	1,130	1,340,831
Series 2017C 5.00%, 08/01/2023-08/01/2024	2,335	2,639,378
Series 2018A 5.00%, 08/01/2026	7,690	9,394,850
Series 2018D 5.00%, 12/01/2038	9,665	11,934,924
Series 2019B 5.00%, 10/01/2032	4,205	5,382,035

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019H 5.00%, 01/01/2032	$5,615	$7,075,305
Series 2020A 5.00%, 08/01/2028	1,660	2,122,129
Series 2020B 5.00%, 11/01/2027-11/01/2028	10,000	12,743,521
Series 2020C 5.00%, 08/01/2034-08/01/2038	13,710	17,533,862
Series 2020I 5.00%, 04/01/2029	1,350	1,739,797
Series 2021D 1.216%, 08/01/2026	6,000	5,957,881
1.396%, 08/01/2027	5,000	4,908,734
1.623%, 08/01/2028	4,000	3,932,066
County of Albany NY Series 2020C 5.00%, 11/01/2021-11/01/2023	5,655	6,038,889
County of Monroe NY Series 2015 5.00%, 06/01/2021-06/01/2022	10,660	10,943,941
BAM Series 2015 5.00%, 06/01/2021-06/01/2022	5,860	5,976,434
County of Nassau NY Series 2011A 5.00%, 04/01/2021-04/01/2022	5,915	5,915,000
Series 2014A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	11,607,449
Series 2017C 5.00%, 10/01/2026-10/01/2027	22,095	27,157,220
Dutchess County Local Development Corp. (Bard College) Series 2020A 5.00%, 07/01/2040(a)	1,900	2,241,515
Series 2020B 5.918%, 07/01/2039(a)	5,070	5,545,687
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2032	4,890	5,688,794
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,116,007
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 05/01/2022	5,800	5,819,957

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2031-02/15/2032	$22,650	$27,197,702
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,250	1,207,906
Long Island Power Authority Series 2019B 1.65%, 09/01/2049	9,490	9,807,256
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	952,799
Series 2011C 5.00%, 11/15/2024	1,965	2,016,929
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,150,262
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,403,474
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,575,131
Series 2016D 5.00%, 11/15/2027	1,210	1,450,433
Series 2017B 5.00%, 11/15/2027-11/15/2028	9,020	11,185,296
Series 2017C 5.00%, 11/15/2027-11/15/2031	57,830	70,549,674
Series 2019D 5.00%, 09/01/2022	17,480	18,523,864
Series 2019F 5.00%, 11/15/2022	3,230	3,450,343
Series 2020A 4.00%, 02/01/2022	24,415	25,076,256
AGM Series 2021 0.806% (SOFR + 0.55%), 11/01/2032(c)(d)	3,000	3,000,003
0.807% (SOFR + 0.80%), 11/01/2032(c)(d)	3,715	3,718,453
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2017A 5.00%, 11/15/2031	2,025	2,457,130
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2024	14,130	15,171,268

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 5.00%, 12/01/2024	$510	$586,656
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	2,825	3,032,885
Monroe County Industrial Development Corp/.NY (Rochester Regional Health Obligated Group) 5.00%, 12/01/2028	1,210	1,529,664
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	5,171,201
New York City Housing Development Corp. Series 2013A 5.00%, 07/01/2025	2,000	2,184,350
New York City Municipal Water Finance Authority 5.00%, 06/15/2022 (Pre-refunded/ETM)	4,495	4,752,264
5.00%, 06/15/2022-06/15/2038	10,580	11,759,405
Series 2011HH 5.00%, 06/15/2026	9,055	9,141,591
Series 2014D 5.00%, 06/15/2029	3,000	3,430,275
Series 2015F 5.00%, 06/15/2027-06/15/2028	7,830	9,257,091
Series 2015G 5.00%, 06/15/2028	11,465	13,506,209
Series 2017E 5.00%, 06/15/2037	1,795	2,172,796
Series 2018AA 5.00%, 06/15/2024	8,280	9,501,734
Series 2019D 5.00%, 06/15/2024	1,005	1,087,460
Series 2019F 5.00%, 06/15/2040	6,190	7,727,919
Series 2020 5.00%, 06/15/2031	9,070	12,278,433

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 07/15/2025	$4,420	$4,477,277
Series 2012S 5.00%, 07/15/2025	7,390	7,827,668
Series 2018S 5.00%, 07/15/2031-07/15/2032	18,065	22,676,232
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 05/01/2037	3,065	3,607,826
5.00%, 11/01/2027	2,500	3,152,276
Series 2011A-1 5.00%, 11/01/2023	15,315	15,750,759
Series 2011B 5.00%, 02/01/2024	9,000	9,048,068
Series 2012B 5.00%, 11/01/2023-11/01/2024	10,805	11,620,154
Series 2012D 5.00%, 11/01/2021-11/01/2023	19,575	20,647,812
Series 2012E 5.00%, 02/01/2025-02/01/2026	6,600	6,861,560
Series 2014A 5.00%, 08/01/2027-08/01/2029	6,655	7,631,135
Series 2014C 5.00%, 11/01/2026	6,345	7,236,857
Series 2014D-1 5.00%, 02/01/2028-02/01/2029	9,535	10,746,138
Series 2015C 5.00%, 11/01/2026	20,000	23,548,588
Series 2016B 5.00%, 08/01/2031	2,150	2,597,908
Series 2017F 5.00%, 05/01/2032	1,220	1,491,859
Series 2021 5.00%, 11/01/2026(c)	3,875	4,782,132
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	20,524,766
2.625%, 09/15/2069	22,240	22,434,909
2.80%, 09/15/2069	6,470	6,393,525
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	45,339
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	3,125	3,161,714

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	$1,290	$1,343,474
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	900,856
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	848,784
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	916,478
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,485,247
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2022-07/01/2026	6,415	7,201,799
New York State Dormitory Authority (Multiple School Districts – NY) AGM 5.00%, 10/01/2026-10/01/2029	5,185	6,456,969
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 03/15/2023	2,215	2,421,681
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 07/01/2023	2,040	2,254,977
Series 2019A 5.00%, 07/01/2032	2,975	3,844,430
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(a)	4,600	5,265,018
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2021-07/01/2026	3,110	3,441,293
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2024	1,130	1,286,227
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	11,385	12,854,278
Series 2012 5.00%, 12/15/2021	5,905	6,104,538
Series 2012B 5.00%, 03/15/2022	3,905	4,084,055
Series 2012D 5.00%, 02/15/2022-02/15/2025	18,285	19,039,429

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 02/15/2028	$2,400	$2,709,729
Series 2014C 5.00%, 03/15/2028-03/15/2029	14,485	16,403,800
Series 2015B 5.00%, 02/15/2023	1,160	1,263,835
Series 2015E 5.00%, 03/15/2023	4,380	4,788,697
Series 2017 5.00%, 02/15/2025	3,995	4,686,266
Series 2020A 5.00%, 03/15/2024	6,475	7,360,346
Series 2020D 5.00%, 02/15/2034	9,425	12,031,718
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,515,047
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 03/15/2031	3,125	3,962,794
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019B 5.00%, 06/15/2027	445	561,944
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 03/15/2022-09/15/2022	9,320	9,930,603
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,342,302
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2021-04/01/2025	26,175	27,061,637
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2026-01/01/2028	4,345	5,038,171
Series 2014J 5.00%, 01/01/2026-01/01/2027	33,900	38,068,857
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022-03/15/2028	6,020	7,071,288

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020A 4.00%, 03/15/2038	$4,350	$5,068,767
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	3,024,342
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	2,355	2,821,591
Series 2018 5.00%, 01/01/2027-01/01/2036	30,980	37,345,124
New York Transportation Development Corp. (Empire State Thruway Partners LLC) 4.00%, 10/31/2034-10/31/2041	2,460	2,795,241
New York Transportation Development Corp. (JFK International Air Terminal LLC) 5.00%, 12/01/2027-12/01/2036	5,705	7,032,570
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.25%, 01/01/2050	2,535	2,854,544
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	950	1,022,853
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	1,000	1,045,097
Series 2018B 3.50%, 11/01/2024(a)	3,400	3,535,350
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	12,887,023
Port Authority of New York & New Jersey 5.00%, 11/01/2035-11/01/2036	8,345	10,372,995
Series 2011O 5.00%, 10/15/2021	5,215	5,346,129
Series 2013-178 5.00%, 12/01/2023	10,480	11,755,640
Series 2014 5.00%, 09/01/2023-09/01/2027	12,470	14,069,927
Series 2014-1 5.00%, 10/15/2023	3,455	3,856,912
Series 2014-186 5.00%, 10/15/2021-10/15/2022	12,575	13,125,798

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015E 5.00%, 10/15/2022-10/15/2026	$16,390	$18,750,563
Series 2016E 5.00%, 10/01/2021	6,655	6,810,016
Series 2017 5.00%, 10/15/2028	6,925	8,514,819
Series 20182 5.00%, 09/15/2025-09/15/2027	12,350	15,175,865
Series 20202 5.00%, 07/15/2033-07/15/2035	18,290	23,077,914
Series 20212 5.00%, 10/15/2022-10/15/2023(c)	5,750	6,201,611
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025-10/15/2026	13,140	15,234,741
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029-12/01/2034	1,500	1,723,299
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022-02/15/2023	11,660	12,180,590
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,254,339
5.00%, 01/01/2028 (Pre-refunded/ETM)	5,360	5,554,751
Series 2012B 5.00%, 11/15/2021-11/15/2023	25,760	27,379,495
Series 2013A 5.00%, 11/15/2028	5,000	5,450,929
Series 2013B 5.00%, 11/15/2022	7,525	8,106,962
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031-09/01/2033	8,385	10,736,591
Series 2010B 5.00%, 09/01/2021	1,000	1,003,197
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) 5.00%, 12/01/2031-12/01/2032	3,800	4,938,858
Series 2016A 4.00%, 12/01/2033	1,125	1,340,910
5.00%, 12/01/2026	7,175	8,742,834
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2022-06/01/2023	2,000	2,150,366

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 06/15/2026-12/15/2029	$34,825	$39,157,221

		1,362,143,020

Alabama – 1.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/2048	5,935	6,445,011
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 04/01/2049	10,000	10,939,787
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	1,400	1,555,897

		18,940,695

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,055	1,267,444

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,430	1,430,425

California – 0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,860	2,911,637

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,579,467
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	15,295	19,225,030
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	160	191,428

		21,995,925

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.5%
State of Connecticut Series 2018B 5.00%, 04/15/2025	$14,565	$17,143,090
Series 2018C 5.00%, 06/15/2027	4,690	5,841,883
Series 2018F 5.00%, 09/15/2027	4,025	5,042,883

		28,027,856

Florida – 0.1%
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	410	300,064
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2026	1,000	1,144,184

		1,444,248

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031-01/01/2035	2,655	3,256,602

Guam – 1.3%
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028-07/01/2031	4,250	5,030,259
Guam Power Authority Series 2017A 5.00%, 10/01/2025-10/01/2027	5,435	6,365,856
Territory of Guam 5.00%, 11/15/2031	290	320,482
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	2,545	2,920,260
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	7,150	8,042,210

		22,679,067

Illinois – 3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	8,160	8,999,120

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	$1,580	$1,913,074
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	5,090	5,311,156
Series 2017B 5.00%, 12/15/2028	2,000	2,413,764
State of Illinois Series 2012 5.00%, 08/01/2023-08/01/2025	10,490	11,172,791
Series 2013 5.50%, 07/01/2025	7,435	8,149,234
Series 2014 5.00%, 05/01/2024	2,540	2,845,890
Series 2016 5.00%, 02/01/2024	4,200	4,672,907
Series 2017A 5.00%, 12/01/2024	2,060	2,344,492
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,005	14,485,694
Series 2018A 5.00%, 10/01/2024	2,910	3,296,804
Series 2018B 5.00%, 05/01/2024	1,405	1,574,203
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(e)(f)	1,307	241,795

		67,420,924

Iowa – 0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	2,350	2,393,960

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	1,210	1,416,489
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033-08/01/2035	3,190	3,991,453

		5,407,942

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	$240	$270,930
6.10%, 06/01/2038-12/01/2040(a)	805	1,006,384

		1,277,314

Michigan – 1.2%
City of Detroit MI 5.00%, 04/01/2029-04/01/2032	1,255	1,479,677
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	3,055	3,233,195
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	17,853,055

		22,565,927

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	395	447,934

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	750	756,846
2.75%, 06/15/2028(a)	715	729,570

		1,486,416

New Jersey – 2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,555,120
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	11,670,350
Series 2018A 5.00%, 06/15/2028	11,630	13,781,445

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2030	$3,350	$4,143,882
Series 2019B 5.00%, 06/15/2030-06/15/2034	6,760	8,283,094
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,295,172

		44,729,063

Ohio – 0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	1,305	1,328,315
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,650	1,699,500

		3,027,815

Oklahoma – 0.0%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	261,232

Pennsylvania – 0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	4,148,724
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	2,435	2,443,299

		6,592,023

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,390	1,691,261
NATL Series 2007V 5.25%, 07/01/2029	255	282,574
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,095	3,837,354

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2007C 5.50%, 07/01/2031	$1,370	$1,686,946
NATL Series 2005L 5.25%, 07/01/2035	135	148,278
NATL Series 2007N 5.25%, 07/01/2032	275	305,010
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	2,035	1,909,950

		9,861,373

Tennessee – 0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	3,500	4,401,901
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	4,615	5,290,459

		9,692,360

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	2,036,165
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,824,815

		6,860,980

Washington – 0.5%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032-08/01/2034	7,280	9,133,859

Wisconsin – 0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	4,810	5,543,269

Total Long-Term Municipal Bonds (cost $1,587,631,518)		1,660,799,310

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 5.6%
New York – 5.6%
Build NYC Resource Corp. (Asia Society (The)) 0.07%, 04/01/2045(g)	$1,775	$1,775,000
City of New York NY Series 2008L 0.07%, 04/01/2038(g)	530	530,000
Series 2009B 0.08%, 09/01/2027(g)	5,850	5,850,000
Series 2016 0.08%, 08/01/2044(g)	8,995	8,995,000
Series 2019I 0.08%, 03/01/2044(g)	7,250	7,250,000
Dutchess County Industrial Development Agency (Marist College) 0.07%, 07/01/2038(g)	1,360	1,360,000
New York City Health and Hospitals Corp. Series 2008B 0.06%, 02/15/2031(g)	5,660	5,660,000
Series 2008E 0.08%, 02/15/2026(g)	3,140	3,140,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008C 0.08%, 02/15/2031(g)	2,000	2,000,000
New York City Housing Development Corp. 0.04%, 04/15/2035(g)	4,400	4,400,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006A 0.06%, 10/15/2041(g)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001A 0.04%, 04/01/2031(g)	1,300	1,300,000
New York City Municipal Water Finance Authority Series 2015F 0.07%, 06/15/2035(g)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) 0.04%, 11/15/2036(g)	2,495	2,495,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (St. John’s University) Series 2008B 0.06%, 07/01/2034(g)	$1,395	$1,395,000
Series 2012B 0.06%, 07/01/2037(g)	2,820	2,820,000
New York State Housing Finance Agency 0.06%, 11/15/2036(g)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) 0.06%, 11/01/2041(g)	1,835	1,835,000
New York State Housing Finance Agency (8 East 102nd Street LLC) 0.08%, 05/01/2044(g)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) 0.04%, 05/01/2035(g)	2,300	2,300,000
New York State Housing Finance Agency (River Terrace Associates LLC) 0.06%, 05/15/2034(g)	5,500	5,500,000
New York State Urban Development Corp. Series 2008A 0.07%, 01/01/2030(g)	5,870	5,870,000
Triborough Bridge & Tunnel Authority Series 20182 0.07%, 01/01/2031(g)	150	150,000
Series 2018C 0.06%, 01/01/2032(g)	8,210	8,210,000
Series 2021B 0.387% (SOFR + 0.38%), 01/01/2032(d)	5,150	5,147,660
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) 0.06%, 07/01/2032(g)	3,155	3,155,000

Total Short-Term Municipal Notes (cost $102,680,022)		102,672,660

Total Municipal Obligations (cost $1,690,311,540)		1,763,471,970

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	207	206,303

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	$239	$242,157
Series 2014-HQ2, Class M3 3.859% (LIBOR 1 Month + 3.75%), 09/25/2024(d)	210	216,569
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(d)	197	206,653
Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(d)	250	258,991
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(d)	245	253,593
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(d)	320	331,609
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(d)	500	509,491
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	163	162,329
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(d)	264	274,942
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	273	275,493
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(d)	12	12,006
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	222	224,150
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	433	457,747
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	115	121,106
Series 2016-C03, Class 1M2 5.409% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	158	166,120

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	$983	$1,012,951
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(d)	888	911,973
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	225	230,152
Series 2017-C05, Class 1M2 2.309% (LIBOR 1 Month + 2.20%), 01/25/2030(d)	167	169,007
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(d)	154	154,747

Total Collateralized Mortgage Obligations (cost $6,057,171)		6,398,089

GOVERNMENTS - TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,508,251)	2,377	2,569,388

Total Investments – 97.7% (cost $1,698,876,962)		1,772,439,447
Other assets less liabilities – 2.3%		41,420,376

Net Assets – 100.0%		$1,813,859,823

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$14,838	$	– 0	–	$14,838
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	4,404		– 0	–	4,404
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	256		– 0	–	256
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	2,647,536		– 0	–	2,647,536
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	3,139,355		– 0	–	3,139,355
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	378,763		– 0	–	378,763
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	372,128		– 0	–	372,128
USD	5,500	02/15/2041	CPI#	2.282%	Maturity	(205,988)		– 0	–	(205,988)

						$6,351,292	$	– 0	–	$6,351,292

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	59,770	02/15/2025	3 Month LIBOR	0.426%	Quarterly/ Semi-Annual	$(764,742)	$	– 0	–	$(764,742)
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Quarterly/ Semi-Annual	220,144		– 0	–	220,144
USD	2,670	2/15/2041	1.868%	3 Month LIBOR	Quarterly/ Semi-Annual	124,626		– 0	–	124,626

						$(419,972)	$	– 0	–	$(419,972)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	169	$(45,529)	$(16,376)	$(29,153)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	560	(150,864)	(70,005)	(80,859)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	37	(9,968)	(4,486)	(5,482)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	93	(25,055)	(9,095)	(15,960)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,142	(307,655)	(137,532)	(170,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,151	(309,983)	(112,695)	(197,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,734	(467,140)	(165,417)	(301,723)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	216	(58,190)	(26,889)	(31,301)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,503	(404,908)	(139,169)	(265,739)

						$(1,779,292)	$(681,664)	$(1,097,628)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA*	Quarterly	$47,916	$	– 0	–	$47,916
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly	40,071		– 0	–	40,071

							$87,987	$	– 0	–	$87,987

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $35,180,576 or 1.9% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC)
5.25%, 01/01/2024	11/13/2014	$1,250,929	$1,207,906	0.07%

(c)	When-Issued or delayed delivery security.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.6% and 0.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SRF – State Revolving Fund

SOFR – Secured Overnight Financing Rate.

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,414,609,003	$6,324,849,577	$1,772,439,447
Cash	3,808,908	142,781,653	41,022,720
Cash collateral due from broker	4,591,190	11,872,867	5,036,513
Due from custodian	282	323	909
Receivables:
Interest	16,987,008	70,109,395	20,935,346
Investment securities sold	16,941,535	38,286,099	695,000
Capital shares sold	3,385,209	6,783,760	2,197,630
Variation margin on centrally cleared swaps	42,577	152,777	29,957
Unrealized appreciation of interest rate swaps	64,229	296,193	87,987

Total assets	1,460,429,941	6,595,132,644	1,842,445,509

Liabilities
Payables:
Dividends to shareholders	649,659	3,405,226	919,313
Investment securities purchased	34,683,791	74,178,174	22,415,152
Capital shares redeemed	1,644,114	5,810,902	2,535,783
Management fee	497,938	1,898,174	622,665
Shareholder servicing fee	108,046	446,153	138,371
Distribution fee	23,161	95,924	39,018
Transfer Agent fee	3,155	17,703	4,078
Accrued expenses	118,840	330,113	132,014
Market value on credit default swaps(a)	1,274,193	5,327,097	1,779,292

Total liabilities	39,002,897	91,509,466	28,585,686

Net Assets	$1,421,427,044	$6,503,623,178	$1,813,859,823

Cost of investments	$1,360,051,763	$6,020,648,223	$1,698,876,962

Net Assets Consist of:
Capital stock, at par	$97,360	$439,556	$127,303
Additional paid-in capital	1,372,906,749	6,206,312,207	1,753,868,582
Distributable earnings	48,422,935	296,871,415	59,863,938

	$1,421,427,044	$6,503,623,178	$1,813,859,823

(a)	Net premiums received of $495,248, $2,040,792 and $681,664 respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,263,369,364	$5,263,208,494	$1,620,075,743
Shares of capital stock outstanding	86,534,507	355,737,408	113,697,845

Net asset value, offering and redemption price per share	$14.60	$14.80	$14.25

Class A Shares
Net Assets	$85,699,485	$322,537,723	$115,928,376
Shares of capital stock outstanding	5,869,519	21,784,342	8,138,710

Net asset value and redemption price per share	$14.60	$14.81	$14.24
Sales charge – 3.00% of public offering price	0.45	0.46	0.44

Maximum offering price	$15.05	$15.27	$14.68

Class C Shares
Net Assets	$6,052,308	$31,578,133	$16,924,724
Shares of capital stock outstanding	414,599	2,133,664	1,188,033

Net asset value and offering price per share	$14.60	$14.80	$14.25

Advisor Class Shares
Net Assets	$66,305,887	$422,652,457	$60,930,980
Shares of capital stock outstanding	4,541,589	28,586,087	4,278,589

Net asset value and offering price per share	$14.60	$14.79	$14.24

Class Z Shares
Net Assets		$463,646,371
Shares of capital stock outstanding		31,314,104

Net asset value and offering price per share		$14.81

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2021 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$16,185,621		$77,853,553	$22,333,570

Total income	16,185,621		77,853,553	22,333,570

Expenses:
Management fee (see Note 2A)	2,887,859		10,997,615	3,639,719
Shareholder servicing fee (see Note 2B)	625,971		2,573,864	807,089
Custody and accounting fees	103,110		141,698	104,186
Transfer Agent fee – Non-Retail Class	13,583		57,827	18,594
Transfer Agent fee – Class A	11,646		51,299	21,777
Transfer Agent fee – Class C	887		5,762	3,503
Transfer Agent fee – Advisor Class	8,808		68,899	11,295
Transfer Agent fee – Class Z	– 0	–	48,536	– 0	–
Distribution fees – Class A	105,970		374,090	144,725
Distribution fees – Class C	31,732		164,494	90,579
Directors’ fees and expenses	29,191		131,825	37,501
Auditing and tax fees	22,926		93,880	28,767
Registration fees	12,180		83,101	25,254
Legal fees	15,654		67,519	19,898
Printing fees	12,382		62,471	18,513
Miscellaneous	32,397		77,118	32,319

Total expenses	3,914,296		14,999,998	5,003,719

Net investment income	12,271,325		62,853,555	17,329,851

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	7,271,598		13,917,782	127,675
Swaps	217,871		5,955,926	2,345,021

Net realized gain on investment and foreign currency transactions	7,489,469		19,873,708	2,472,696

Net change in unrealized appreciation/depreciation of:
Investments	(4,699,241)		17,213,269	21,985,341
Swaps	4,424,977		14,083,798	2,616,179

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(274,264)		31,297,067	24,601,520

Net realized and unrealized gain on investment and foreign currency transactions	7,215,205		51,170,775	27,074,216

Net increase in net assets resulting from operations	$19,486,530		$114,024,330	$44,404,067

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,271,325	$26,697,204
Net realized gain (loss) on investment and foreign currency transactions	7,489,469	(1,581,124)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(274,264)	9,493,129

Net increase in net assets resulting from operations	19,486,530	34,609,209

Distributions to Shareholders
Municipal Class	(10,964,306)	(24,351,450)
Class A	(664,588)	(1,430,864)
Class C	(25,937)	(99,775)
Advisor Class	(581,918)	(954,257)

Total distributions to shareholders	(12,236,749)	(26,836,346)

Capital-Share Transactions:
Net proceeds from sales of shares	202,021,502	319,192,474
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,391,131	20,636,412

Total proceeds from shares sold	211,412,633	339,828,886
Cost of shares redeemed	(190,025,968)	(291,077,178)

Net increase in net assets from capital-share transactions	21,386,665	48,751,708

Net increase in net assets	28,636,446	56,524,571
Net Assets:
Beginning of period	1,392,790,598	1,336,266,027

End of period	$1,421,427,044	$1,392,790,598

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,853,555	$140,149,649
Net realized gain on investment transactions	19,873,708	5,863,220
Net change in unrealized appreciation/depreciation of investments	31,297,067	34,936,728

Net increase in net assets resulting from operations	114,024,330	180,949,597

Distributions to Shareholders
Municipal Class	(50,946,439)	(113,116,688)
Class A	(2,657,308)	(5,075,417)
Class B	– 0	–	(7)
Class C	(170,378)	(513,838)
Advisor Class	(4,074,582)	(7,634,340)
Class Z	(5,007,054)	(13,827,214)

Total distributions to shareholders	(62,855,761)	(140,167,504)

Capital-Share Transactions:
Net proceeds from sales of shares	830,025,176	1,437,290,166
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	48,217,191	107,026,785

Total proceeds from shares sold	878,242,367	1,544,316,951
Cost of shares redeemed	(654,347,729)	(1,744,585,893)

Net increase (decrease) in net assets from capital-share transactions	223,894,638	(200,268,942)

Net increase (decrease) in net assets	275,063,207	(159,486,849)
Net Assets:
Beginning of period	6,228,559,971	6,388,046,820

End of period	$6,503,623,178	$6,228,559,971

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,329,851	$38,753,190
Net realized gain (loss) on investment transactions	2,472,696	(1,746,235)
Net change in unrealized appreciation/depreciation of investments	24,601,520	(18,005,271)

Net increase in net assets resulting from operations	44,404,067	19,001,684

Distributions to Shareholders
Municipal Class	(15,636,410)	(35,160,186)
Class A	(1,007,686)	(2,395,768)
Class C	(90,115)	(300,634)
Advisor Class	(598,789)	(1,421,777)

Total distributions to shareholders	(17,333,000)	(39,278,365)

Capital-Share Transactions:
Net proceeds from sales of shares	191,197,266	293,320,188
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,390,518	30,166,953

Total proceeds from shares sold	204,587,784	323,487,141
Cost of shares redeemed	(205,916,011)	(348,266,278)

Net decrease in net assets from capital-share transactions	(1,328,227)	(24,779,137)

Net increase (decrease) in net assets	25,742,840	(45,055,818)
Net Assets:
Beginning of period	1,788,116,983	1,833,172,801

End of period	$1,813,859,823	$1,788,116,983

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios each with its own investment objective. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Portfolios were converted to Class A shares. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2021:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,285,940,392	$	– 0	–	$1,285,940,392
Short-Term Municipal Notes		– 0	–	121,557,176		– 0	–	121,557,176
Collateralized Mortgage Obligations		– 0	–	4,575,556		– 0	–	4,575,556
Governments – Treasuries		– 0	–	2,535,879		– 0	–	2,535,879

Total Investments in Securities		– 0	–	1,414,609,003		– 0	–	1,414,609,003
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	4,964,754		– 0	–	4,964,754	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,309,070		– 0	–	1,309,070	(b)
Interest Rate Swaps		– 0	–	64,229		– 0	–	64,229
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(161,045)		– 0	–	(161,045	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,083,301)		– 0	–	(1,083,301	)(b)
Credit Default Swaps		– 0	–	(1,274,193)		– 0	–	(1,274,193)

Total	$	– 0	–	$1,418,428,517	$	– 0	–	$1,418,428,517

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,561,707,663	$40,500,314		$5,602,207,977
Short-Term Municipal Notes		– 0	–	670,200,560	– 0	–	670,200,560
Collateralized Mortgage Obligations		– 0	–	19,965,899	– 0	–	19,965,899
Corporates – Investment Grade		– 0	–	15,004,145	– 0	–	15,004,145
Corporates – Non-Investment Grade		– 0	–	7,471,259	– 0	–	7,471,259
Short-Term Investments		– 0	–	9,999,737	– 0	–	9,999,737

Total Investments in Securities		– 0	–	6,284,349,263	40,500,314		6,324,849,577
Other Financial Instruments(a):
Assets
Centrally Cleared Inflation (CPI) Swaps		– 0	–	23,039,523	– 0	–	23,039,523	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	4,847,611	– 0	–	4,847,611	(b)
Interest Rate Swaps		– 0	–	296,193	– 0	–	296,193
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(730,320)	– 0	–	(730,320	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,802,662)	– 0	–	(1,802,662	)(b)
Credit Default Swaps		– 0	–	(5,327,097)	– 0	–	(5,327,097)

Total	$	– 0	–	$6,304,672,511	$40,500,314		$6,345,172,825

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,660,799,310	$ – 0	–	$1,660,799,310
Short-Term Municipal Notes		– 0	–	102,672,660	– 0	–	102,672,660
Collateralized Mortgage Obligations		– 0	–	6,398,089	– 0	–	6,398,089
Governments – Treasuries		– 0	–	2,569,388	– 0	–	2,569,388

Total Investments in Securities		– 0	–	1,772,439,447	– 0	–	1,772,439,447

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New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$6,557,280	$	– 0	–	$6,557,280	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	344,770		– 0	–	344,770	(b)
Interest Rate Swaps		– 0	–	87,987		– 0	–	87,987
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(205,988)		– 0	–	(205,988	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(764,742)		– 0	–	(764,742	)(b)
Credit Default Swaps		– 0	–	(1,779,292)		– 0	–	(1,779,292)

Total	$	– 0	–	$1,776,679,462	$	– 0	–	$1,776,679,462

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

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D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and

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liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change

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of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2021, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,061; Diversified Municipal Portfolio, $78,420; and New York Municipal Portfolio, $10,191.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor

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receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,336,772
Diversified Municipal	3,270,231
New York Municipal	2,406,949

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

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E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2021, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class C
California Municipal	$20		$	– 0	–	$	– 0	–
Diversified Municipal	– 0	–		22,604			305
New York Municipal	– 0	–		4,815			8

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2021, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$211,094,148	$	– 0	–	$205,692,439	$	– 0	–
Diversified Municipal	1,020,375,564		43,817,771		795,570,385		115,115,692
New York Municipal	225,238,948		9,760,156		229,878,359		12,836,832

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
California Municipal	$63,379,665	$(4,507,663)	$58,872,002
Diversified Municipal	341,831,671	(16,965,692)	324,865,979
New York Municipal	82,692,623	(4,208,459)	78,484,164

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

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During the six months ended March 31, 2021, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2021, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value

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of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2021, the Portfolios held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended March 31, 2021, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,273,824	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,244,346	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	64,229

Credit contracts				Market value on credit default swaps	1,274,193

Total		$6,338,053			$2,518,539

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$140,956	$4,127,250

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	76,915	297,727

Total		$217,871	$4,424,977

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Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$26,187,719	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,532,982	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	296,193

Credit contracts				Market value on credit default swaps	5,327,097

Total		$26,483,912			$7,860,079

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$5,634,716	$12,838,723

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	321,210	1,245,075

Total		$5,955,926	$14,083,798

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New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,902,050	*	Receivable/Payable for variation margin on centrally cleared swaps	$970,730	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	87,987

Credit contracts				Market value on credit default swaps	1,779,292

Total		$6,990,037			$2,750,022

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,237,734	$2,200,314

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	107,287	415,865

Total		$2,345,021	$2,616,179

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California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,790,000
Inflation Swaps:
Average notional amount	$52,272,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$52,418,571
Centrally Cleared Inflation Swaps:
Average notional amount	$54,584,286
Credit Default Swaps:
Average notional amount of sale contracts	$4,730,000

(a)	Positions were open for less than one month during the period.

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$114,320,000
Inflation Swaps:
Average notional amount	$267,138,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,224,286
Centrally Cleared Inflation Swaps:
Average notional amount	$244,391,429
Credit Default Swaps:
Average notional amount of sale contracts	$19,775,000

(a)	Positions were open for less than one month during the period.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$33,960,000
Inflation Swaps:
Average notional amount	$55,634,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$43,128,571
Centrally Cleared Inflation Swaps:
Average notional amount	$70,475,714
Credit Default Swaps:
Average notional amount of sale contracts	$6,605,000

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2021. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$64,229	$(64,229)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$64,229	$(64,229)	$	– 0	–	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$409,489	$(64,229)		$(345,260)		$	– 0	–	$	– 0	–
Credit Suisse International	574,830	– 0	–	(574,830)			– 0	–		– 0	–
Goldman Sachs International	289,874	– 0	–	– 0	–		(289,874)			– 0	–

Total	$1,274,193	$(64,229)		$(920,090)			$(289,874)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$296,193	$(296,193)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$296,193	$(296,193)	$	– 0	–	$	– 0	–		$0	^

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Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$587,831	$(296,193)		$(291,638)		$	– 0	–	$	– 0	–
Credit Suisse International	3,352,664	– 0	–	(280,000)			(2,996,122)			76,542
Goldman Sachs International	1,386,602	– 0	–	– 0	–		(1,268,767)			117,835

Total	$5,327,097	$(296,193)		$(571,638)			$(4,264,889)			$194,377	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/ Citigroup Global Markets, Inc.	$87,987	$(87,987)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$87,987	$(87,987)	$	– 0	–	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank, NA/ Citigroup Global Markets, Inc.	$196,393	$(87,987)		$	– 0	–	$(108,406)	$	– 0	–
Credit Suisse International	1,119,801	– 0	–		(715,200)		(287,529)		117,072
Goldman Sachs International	463,098	– 0	–		– 0	–	(463,098)		– 0	–

Total	$1,779,292	$(87,987)			$(715,200)		$(859,033)		$117,072	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Portfolio	2020		2019
California Municipal
Distributions paid from:
Ordinary income	$1,183,018		$744,579
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,183,018		744,579
Tax exempt distributions	25,653,328		27,139,800

Total distributions paid	$26,836,346		$27,884,379

Diversified Municipal
Distributions paid from:
Ordinary income	$5,117,332		$3,960,366
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	5,117,332		3,960,366
Tax exempt distributions	135,050,172		153,350,600

Total distributions paid	$140,167,504		$157,310,966

New York Municipal
Distributions paid from:
Ordinary income	$1,513,510		$709,436
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,513,510		709,436
Tax exempt distributions	37,764,855		39,997,204

Total distributions paid	$39,278,365		$40,706,640

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$	– 0	–	$(18,403,235)	$60,264,415	$41,861,180
Diversified Municipal		– 0	–	(48,678,056)	298,073,206	249,395,150
New York Municipal		– 0	–	(21,374,943)	55,196,012	33,821,069

(a)

As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020, Diversified Municipal Portfolio utilized capital loss carryforwards of $5,624,338 to offset current year net realized gains. As of September 30, 2020, California Municipal, Diversified Municipal, and New York Municipal deferred $566,565, $1,252,408, and $463,594 respectively, in late year losses.

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(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$6,369,214	$11,467,456
Diversified Municipal	34,406,093	13,019,555
New York Municipal	7,767,954	13,143,395

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—Changes in interest rates will affect the value of the Portfolios’ investments in fixed-income securities. When interest rates rise, the value of the Portfolios’ existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger

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or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolio’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance

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companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the 2007-2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

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Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no

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guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of

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Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by

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federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank

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Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

Share transactions for each Portfolio for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Municipal Class Shares
Shares sold	11,708,246	18,304,334	$171,466,493	$262,591,109

Shares issued to shareholders on reinvestment of dividends	582,578	1,319,973	8,514,562	18,912,474

Shares redeemed	(11,420,858)	(17,939,347)	(166,775,243)	(257,212,852)

Net increase	869,966	1,684,960	$13,205,812	$24,290,731

Class A Shares
Shares sold	711,540	1,531,470	$10,406,547	$21,731,549

Shares issued to shareholders on reinvestment of dividends	30,192	67,572	441,251	967,916

Shares converted from Class C	38,840	196,520	563,574	2,841,205

Shares redeemed	(580,397)	(1,240,749)	(8,500,863)	(17,837,021)

Net increase	200,175	554,813	$2,910,509	$7,703,649

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NOTES TO FINANCIAL STATEMENTS (continued)

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Class C Shares
Shares sold	95,698	58,513	$1,397,214	$830,225

Shares issued to shareholders on reinvestment of dividends	1,230	4,847	17,969	69,332

Shares converted to Class A	(38,840)	(196,607)	(563,574)	(2,841,205)

Shares redeemed	(97,189)	(168,563)	(1,421,098)	(2,419,241)

Net decrease	(39,101)	(301,810)	$(569,489)	$(4,360,889)

Advisor Class Shares
Shares sold	1,244,261	2,177,882	$18,187,674	$31,198,386

Shares issued to shareholders on reinvestment of dividends	28,552	47,880	417,349	686,690

Shares redeemed	(873,379)	(751,491)	(12,765,190)	(10,766,859)

Net increase	399,434	1,474,271	$5,839,833	$21,118,217

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Municipal Class Shares
Shares sold	40,884,494	65,669,903	$605,831,094	$953,324,442

Shares issued to shareholders on reinvestment of dividends and distributions	2,646,986	5,921,505	39,160,071	85,677,553

Shares redeemed	(30,983,729)	(70,962,829)	(458,831,188)	(1,027,322,105)

Net increase	12,547,751	628,579	$186,159,977	$11,679,890

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares			Amount
	Six Months Ended 3/31/21 (unaudited)		Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)			Year Ended 9/30/20

Class A Shares
Shares sold	5,013,696		8,506,533		$74,386,575		$123,402,971

Shares issued to shareholders on reinvestment of dividends and distributions	111,885		216,415		1,656,645		3,136,627

Shares converted from Class B	– 0	–	396		– 0	–	5,757

Shares converted from Class C	229,654		668,163		3,385,505		9,741,190

Shares redeemed	(2,031,361)		(6,973,908)		(30,044,040)		(100,315,358)

Net increase	3,323,874		2,417,599		$49,384,685		$35,971,187

Shares issued to shareholders on reinvestment of dividends and distributions	– 0	–	0 (a)	$	– 0	–	$5

Shares converted to Class A	– 0	–	(396)		– 0	–	(5,757)

Net decrease	– 0	–	(396)	$	– 0	–	$(5,752)

Class C Shares
Shares sold	209,872		619,068		$3,100,900		$8,996,206

Shares issued to shareholders on reinvestment of dividends and distributions	8,578		26,548		126,886		383,891

Shares converted to Class A	(229,753)		(668,532)		(3,385,505)		(9,741,190)

Shares redeemed	(222,077)		(503,171)		(3,293,123)		(7,258,503)

Net decrease	(233,380)		(526,087)		$(3,450,842)		$(7,619,596)

Advisor Class Shares
Shares sold	6,790,570		17,082,408		$100,489,082		$246,673,652

Shares issued to shareholders on reinvestment of dividends and distributions	177,405		354,933		2,623,098		5,133,286

Shares redeemed	(4,097,798)		(10,848,498)		(60,602,244)		(156,298,402)

Net increase	2,870,177		6,588,843		$42,509,936		$95,508,536

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Class Z Shares
Shares sold	2,886,455	6,546,888	$42,832,020	$95,145,948

Shares issued to shareholders on reinvestment of dividends and distributions	314,191	877,402	4,650,491	12,695,423

Shares redeemed	(6,610,697)	(30,613,937)	(98,191,629)	(443,644,578)

Net decrease	(3,410,051)	(23,189,647)	$(50,709,118)	$(335,803,207)

(a)	Amount is less than one share

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Municipal Class Shares
Shares sold	11,815,128	16,023,100	$168,063,080	$225,273,454

Shares issued to shareholders on reinvestment of dividends	864,299	1,967,243	12,282,758	27,519,363

Shares redeemed	(11,971,603)	(19,922,598)	(170,374,439)	(278,806,797)

Net increase (decrease)	707,824	(1,932,255)	$9,971,399	$(26,013,980)

Class A Shares
Shares sold	874,597	1,767,847	$12,447,424	$25,013,436

Shares issued to shareholders on reinvestment of dividends	45,162	107,527	641,228	1,503,374

Shares converted from Class C	119,504	387,315	1,695,772	5,461,252

Shares redeemed	(1,301,638)	(2,309,293)	(18,423,783)	(32,190,853)

Net decrease	(262,375)	(46,604)	$(3,639,359)	$(212,791)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20	Six Months Ended 3/31/21 (unaudited)	Year Ended 9/30/20

Class C Shares
Shares sold	11,247	111,298	$160,363	$1,575,487

Shares issued to shareholders on reinvestment of dividends	4,898	16,401	69,480	229,424

Shares converted to Class A	(119,489)	(387,150)	(1,695,772)	(5,461,252)

Shares redeemed	(120,563)	(243,682)	(1,706,729)	(3,412,751)

Net decrease	(223,907)	(503,133)	$(3,172,658)	$(7,069,092)

Advisor Class Shares
Shares sold	620,770	2,556,570	$8,830,627	$35,996,559

Shares issued to shareholders on reinvestment of dividends	27,973	65,496	397,052	914,792

Shares redeemed	(971,508)	(2,056,078)	(13,715,288)	(28,394,625)

Net increase (decrease)	(322,765)	565,988	$(4,487,609)	$8,516,726

NOTE 7.

Subsequent Events

As of March 31, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.52		$ 14.44	$ 13.99	$ 14.33	$ 14.59	$ 14.40

Income From Investment Operations

Net investment income(a)	.11		.26	.28	.28	.27	.28	(b)

Net realized and unrealized gain (loss) on investment transactions	.08		.08	.46	(.34)	(.26)	.19

Total from investment operations	.19		.34	.74	(.06)	.01	.47

Less: Dividends

Dividends from net investment income	(.11)		(.26)	(.29)	(.28)	(.27)	(.28)

Net asset value, end of period	$ 14.60		$ 14.52	$ 14.44	$ 13.99	$ 14.33	$ 14.59

Total Return

Total investment return based on net asset value(c)	1.34%		2.39%	5.30%	(.33)%	.04%	3.24	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$85,699		$82,318	$73,875	$77,469	$83,361	$92,258

Average net assets (000 omitted)	$85,009		$79,385	$66,990	$85,754	$85,429	$92,455

Ratio to average net assets of:

Expenses	.73	%(d)	.73%	.73%	.75%	.76%	.83%

Net investment income	1.57	%(d)	1.79%	1.98%	1.98%	1.90%	1.89	%(b)

Portfolio turnover rate	15%		16%	24%	38%	17%	12%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.52		$ 14.44	$ 13.98	$ 14.32	$ 14.59	$ 14.40

Income From Investment Operations

Net investment income(a)	.06		.15	.18	.17	.17	.17	(b)

Net realized and unrealized gain (loss) on investment transactions	.08		.08	.46	(.33)	(.28)	.19

Total from investment operations	.14		.23	.64	(.16)	(.11)	.36

Less: Dividends

Dividends from net investment income	(.06)		(.15)	(.18)	(.18)	(.16)	(.17)

Net asset value, end of period	$ 14.60		$ 14.52	$ 14.44	$ 13.98	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(c)	.96%		1.62%	4.59%	(1.15)%	(.71)%	2.48	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$6,052		$6,586	$10,910	$11,886	$17,028	$22,273

Average net assets (000 omitted)	$6,364		$9,405	$11,297	$14,022	$20,405	$21,831

Ratio to average net assets of:

Expenses	1.48	%(d)	1.48%	1.49%	1.50%	1.52%	1.58%

Net investment income	.82	%(d)	1.05%	1.24%	1.23%	1.16%	1.15	%(b)

Portfolio turnover rate	15%		16%	24%	38%	17%	12%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,				July 25, 2016(e) to September 30, 2016
			2020	2019	2018	2017

Net asset value, beginning of period	$ 14.52		$ 14.44	$ 13.99	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations

Net investment income(a)	.13		.29	.31	.32	.31	.05	(b)

Net realized and unrealized gain (loss) on investment transactions	.08		.08	.46	(.33)	(.27)	(.06)

Total from investment operations	.21		.37	.77	(.01)	.04	(.01)

Less: Dividends

Dividends from net investment income	(.13)		(.29)	(.32)	(.32)	(.31)	(.05)

Net asset value, end of period	$ 14.60		$ 14.52	$ 14.44	$ 13.99	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(c)	1.47%		2.65%	5.56%	(.08)%	.30%	(.04	)%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$66,306		$60,140	$38,534	$21,792	$12,903	$3,266

Average net assets (000 omitted)	$64,334		$46,691	$27,392	$17,250	$9,154	$204

Ratio to average net assets of:

Expenses	.48	%(d)	.49%	.48%	.50%	.49%	.85	%(d)

Net investment income	1.82	%(d)	2.03%	2.21%	2.24%	2.17%	1.77	%(b)(d)

Portfolio turnover rate	15%		16%	24%	38%	17%	12%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.68	$ 14.58	$ 14.06	$ 14.44	$ 14.68	$ 14.48

Income From Investment Operations

Net investment income(a)	.13	.30	.31	.27	.25	.25	(b)

Net realized and unrealized gain (loss) on investment transactions	.13	.10	.53	(.38)	(.24)	.20

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–

Total from investment operations	.26	.40	.84	(.11)	.01	.45

Less: Dividends

Dividends from net investment income	(.13)	(.30)	(.32)	(.27)	(.25)	(.25)

Net asset value, end of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.44	$ 14.68

Total Return

Total investment return based on net asset value(c)	1.79%	2.78%	5.99%	(.73)%	.11%	3.14	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$322,538	$271,074	$233,833	$225,477	$342,340	$450,882

Average net assets (000 omitted)	$300,094	$248,192	$221,783	$286,472	$378,242	$462,433

Ratio to average net assets of:

Expenses	.66	%(d)	.67%	.66%	.73%	.75%	.79%

Net investment income	1.78	%(d)	2.04%	2.18%	1.92%	1.75%	1.73	%(b)

Portfolio turnover rate	15%	20%	22%	23%	25%	11%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.68	$ 14.57	$ 14.05	$ 14.44	$ 14.68	$ 14.48

Income From Investment Operations

Net investment income(a)	.08	.19	.20	.17	.14	.14	(b)

Net realized and unrealized gain (loss) on investment transactions	.12	.11	.53	(.39)	(.24)	.20

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–

Total from investment operations	.20	.30	.73	(.22)	(.10)	.34

Less: Dividends

Dividends from net investment income	(.08)	(.19)	(.21)	(.17)	(.14)	(.14)

Net asset value, end of period	$ 14.80	$ 14.68	$ 14.57	$ 14.05	$ 14.44	$ 14.68

Total Return

Total investment return based on net asset value(c)	1.34%	2.07%	5.20%	(1.54)%	(.64)%	2.37	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$31,578	$34,743	$42,152	$56,339	$73,746	$108,640

Average net assets (000 omitted)	$32,989	$39,529	$50,386	$64,699	$89,853	$113,511

Ratio to average net assets of:

Expenses	1.41	%(d)	1.43%	1.43%	1.48%	1.50%	1.55%

Net investment income	1.04	%(d)	1.30%	1.42%	1.17%	1.00%	.98	%(b)

Portfolio turnover rate	15%	20%	22%	23%	25%	11%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.66		$ 14.55	$ 14.04	$ 14.42	$ 14.66	$ 14.47

Income From Investment Operations

Net investment income(a)	.15		.33	.34	.31	.29	.29	(b)

Net realized and unrealized gain (loss) on investment transactions	.13		.11	.52	(.38)	(.24)	.19

Total from investment operations	.28		.44	.86	(.07)	.05	.48

Less: Dividends

Dividends from net investment income	(.15)		(.33)	(.35)	(.31)	(.29)	(.29)

Net asset value, end of period	$ 14.79		$ 14.66	$ 14.55	$ 14.04	$ 14.42	$ 14.66

Total Return

Total investment return based on net asset value(c)	1.92%		3.11%	6.20%	(.48)%	.36%	3.36	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$422,652		$377,082	$278,371	$761,637	$1,163,196	$1,127,335

Average net assets (000 omitted)	$402,224		$332,267	$306,629	$1,161,023	$1,112,997	$1,108,033

Ratio to average net assets of:

Expenses	.41	%(d)	.43%	.43%	.48%	.50%	.56%

Net investment income	2.03	%(d)	2.29%	2.40%	2.17%	2.01%	1.96	%(b)

Portfolio turnover rate	15%		20%	22%	23%	25%	11%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class Z
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,		July 2, 2018(e) to September 30, 2018
			2020	2019

Net asset value, beginning of period	$ 14.68		$ 14.58	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.15		.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	.13		.10	.53	(.10)

Total from investment operations	.28		.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.15)		(.34)	(.36)	(.07)

Net asset value, end of period	$ 14.81		$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(c)	1.93%		3.08%	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$463,646		$509,910	$844,127	$472,528

Average net assets (000 omitted)	$486,698		$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.38	%(d)	.39%	.38%	.40	%(d)(g)

Net investment income	2.06	%(d)	2.34%	2.47%	2.49	%(d)(g)

Portfolio turnover rate	15%		20%	22%	23%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.03		$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.10

Income From Investment Operations

Net investment income(a)	.12		.28	.29	.28	.27	.29	(b)

Net realized and unrealized gain (loss) on investment transactions	.21		(.14)	.49	(.39)	(.26)	.23

Total from investment operations	.33		.14	.78	(.11)	.01	.52

Less: Dividends

Dividends from net investment income	(.12)		(.28)	(.29)	(.28)	(.27)	(.29)

Net asset value, end of period	$ 14.24		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	2.38%		1.03%	5.74%	(.77)%	.08%	3.68	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$115,928		$117,874	$119,718	$121,201	$141,325	$181,488

Average net assets (000 omitted)	$116,098		$119,315	$121,023	$130,420	$155,464	$182,379

Ratio to average net assets of:

Expenses	.73	%(d)	.72%	.74%	.73%	.76%	.82%

Net investment income	1.74	%(d)	1.98%	2.06%	2.03%	1.92%	2.03	%(b)

Portfolio turnover rate	13%		18%	18%	23%	23%	17%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.03		$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.10

Income From Investment Operations

Net investment income(a)	.07		.17	.18	.18	.16	.18	(b)

Net realized and unrealized gain (loss) on investment transactions	.22		(.13)	.49	(.39)	(.26)	.23

Total from investment operations	.29		.04	.67	(.21)	(.10)	.41

Less: Dividends

Dividends from net investment income	(.07)		(.18)	(.18)	(.18)	(.16)	(.18)

Net asset value, end of period	$ 14.25		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	2.07%		.27%	4.95%	(1.50)%	(.67)%	2.91	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$16,925		$19,813	$27,143	$33,716	$42,821	$56,849

Average net assets (000 omitted)	$18,166		$23,921	$29,799	$38,176	$49,277	$57,855

Ratio to average net assets of:

Expenses	1.48	%(d)	1.48%	1.49%	1.48%	1.51%	1.57%

Net investment income	.99	%(d)	1.23%	1.31%	1.28%	1.17%	1.28	%(b)

Portfolio turnover rate	13%		18%	18%	23%	23%	17%

See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2021 (unaudited)		Year Ended September 30,				July 25, 2016(e) to September 30, 2016
			2020	2019	2018	2017

Net asset value, beginning of period	$ 14.03		$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations

Net investment income(a)	.14		.31	.32	.32	.30	.06	(b)

Net realized and unrealized gain (loss) on investment transactions	.21		(.13)	.49	(.39)	(.26)	(.04)

Total from investment operations	.35		.18	.81	(.07)	.04	.02

Less: Dividends

Dividends from net investment income	(.14)		(.32)	(.32)	(.32)	(.30)	(.06)

Net asset value, end of period	$ 14.24		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	2.51%		1.28%	6.00%	(.51)%	.35%	.12	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$60,931		$64,546	$57,173	$37,003	$26,267	$3,226

Average net assets (000 omitted)	$60,307		$63,077	$45,530	$32,710	$15,836	$205

Ratio to average net assets of:

Expenses	.48	%(d)	.47%	.49%	.48%	.50%	.67	%(d)

Net investment income	1.99	%(d)	2.22%	2.30%	2.28%	2.18%	2.38	%(b)(d)

Portfolio turnover rate	13%		18%	18%	23%	23%	17%
See footnote summary on page 168.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	$.001	.004%	.004%
New York Municipal	$.001	.01%	.01%

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Commencement of distributions.

(f)	Amount is less than $.005.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1)(2) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Terrance T. Hults, Vice President(3) Matthew J. Norton, Vice President(3) Andrew D. Potter, Vice President(3) Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A,C and Advisor Class shares only.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of

178 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 179

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

180 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

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High Yield Portfolio1

Income Fund

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Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 181

NOTES

182 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 183

NOTES

184 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0321

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2021

On the following pages, you will find the 2021 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities have rebounded strongly from last year’s market bottom, up 55% over the past year and 21% over the past six months. Continued optimism and promising data from the rollout of COVID-19 vaccines, along with ongoing economic support from governments, have propelled stocks to new highs. In the US, coronavirus cases fell by around 80% over the past three months as the holiday spread faded and over 100 million people received at least one dose of the vaccine.

For the past several years, market performance has been concentrated in high growth momentum stocks around the world, especially in the US. That pattern reversed in the final quarter of 2020 and has persisted in 2021, with a notable rebound in cyclical sectors, in particular in the small-cap space.

Fixed income has been more challenged than equities, rebounding in the early stages of the recovery as all assets recovered, but facing headwinds as investors’ risk appetite returned, and capital was reallocated to equities. In addition, in the first quarter of 2021, US interest rates rose significantly with the 10-year Treasury yield moving from 1% to over 1.7%. Price pressure on bonds was notable, but yields have readjusted meaningfully, and our portfolio teams are taking advantage of those with purchases of new issues.

The markets are now focused on the pace of the recovery, with estimates of global GDP and corporate earnings continuing to rise. We have increased our own estimates for global economic growth meaningfully. We continue to monitor how a recovery in global demand, likely led by the US given its substantial fiscal stimulus and reopening progress, will intersect with supply chains that are still coming back online. In addition, we’ll be watching the recovery in labor markets, which will be necessary to keep demand strong. Inflation expectations have rebounded to more normal levels and we’ll continue to track them and the potential path of interest rates.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]

This performance discussion is intended as a general market commentary. Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

(Portfolio Manager Commentary continued on next page)

2021 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s (“S&P”) 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg Barclays 1-10 Year US TIPS, 42% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	3

Disclosures and Risks (continued)

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

On January 31, 2020, the United Kingdom (the “UK”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is developed and the UK determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolios’ investments and net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The UK may be less stable than it has been in recent years and investments in UK assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. Recently, the United States government acted to prohibit US persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	5

Disclosures and Risks (continued)

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	7

Disclosures and Risks (continued)

the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2021 Semi-Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	17.50%	36.46%	7.17%	5.41%	6.57%
Return after taxes on Distributions[2]	17.25%	36.18%	6.78%	4.67%	5.86%
Return after taxes on Distributions and sale of shares[2]	10.51%	21.77%	5.57%	4.12%	5.14%
Overlay A Portfolio Class 2	17.61%	36.78%	7.40%	5.62%	6.78%
Return after taxes on Distributions[2]	17.31%	36.44%	6.96%	4.84%	6.02%
Return after taxes on Distributions and sale of shares[2]	10.61%	22.00%	5.75%	4.29%	5.30%
Composite Benchmark	18.05%	45.94%	11.42%	8.16%	9.46%
S&P 500 Index	19.07%	56.35%	16.29%	13.91%	14.94%

Tax-Aware Overlay A Portfolio Class 1	17.19%	36.25%	7.09%	5.05%	6.46%
Return after taxes on Distributions[2]	16.91%	35.94%	6.68%	4.52%	5.96%
Return after taxes on Distributions and sale of shares[2]	10.32%	21.63%	5.48%	3.92%	5.15%
Tax-Aware Overlay A Portfolio Class 2	17.29%	36.54%	7.32%	5.25%	6.68%
Return after taxes on Distributions[2]	16.96%	36.16%	6.85%	4.67%	6.13%
Return after taxes on Distributions and sale of shares[2]	10.41%	21.84%	5.65%	4.08%	5.32%
Composite Benchmark	17.84%	45.38%	11.51%	8.34%	9.61%
S&P 500 Index	19.07%	56.35%	16.29%	13.91%	14.94%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.46% and 1.26% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	7.58%	21.56%	5.25%	4.30%	4.85%
Return after taxes on Distributions[2]	6.56%	20.40%	4.07%	3.00%	3.58%
Return after taxes on Distributions and sale of shares[2]	4.58%	12.86%	3.56%	2.83%	3.31%
Overlay B Portfolio Class 2	7.62%	21.80%	5.42%	4.47%	5.00%
Return after taxes on Distributions[2]	6.54%	20.57%	4.19%	3.11%	3.69%
Return after taxes on Distributions and sale of shares[2]	4.60%	13.00%	3.67%	2.93%	3.41%
Composite Benchmark	6.19%	18.77%	6.25%	4.82%	5.48%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	-1.60%	1.50%	3.29%	3.94%	3.83%

Tax-Aware Overlay B Portfolio Class 1	8.75%	20.15%	4.68%	3.96%	4.53%
Return after taxes on Distributions[2]	8.58%	19.96%	4.21%	3.38%	3.94%
Return after taxes on Distributions and sale of shares[2]	5.99%	12.82%	3.75%	3.13%	3.60%
Tax-Aware Overlay B Portfolio Class 2	8.90%	20.29%	4.83%	4.11%	4.69%
Return after taxes on Distributions[2]	8.72%	20.09%	4.35%	3.52%	4.08%
Return after taxes on Distributions and sale of shares[2]	6.13%	12.96%	3.89%	3.27%	3.74%
Composite Benchmark	7.10%	19.94%	6.37%	5.32%	5.80%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	2.74%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Overlay B and 0.86% and 0.71% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

(Historical Performance continued on next page)

2021 Semi-Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	8.39%	19.31%	4.48%	3.79%	4.39%
Return after taxes on Distributions[2]	8.15%	19.04%	4.01%	3.20%	3.78%
Return after taxes on Distributions and sale of shares[2]	5.67%	12.20%	3.55%	2.96%	3.45%
Tax-Aware Overlay C Portfolio Class 2	8.46%	19.58%	4.64%	3.94%	4.54%
Return after taxes on Distributions[2]	8.20%	19.29%	4.15%	3.34%	3.92%
Return after taxes on Distributions and sale of shares[2]	5.75%	12.41%	3.69%	3.10%	3.59%
Composite Benchmark	7.11%	20.06%	6.46%	5.44%	5.91%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	2.74%

Tax-Aware Overlay N Portfolio Class 1	9.58%	20.51%	4.47%	3.80%	4.38%
Return after taxes on Distributions[2]	9.42%	20.34%	3.98%	3.21%	3.76%
Return after taxes on Distributions and sale of shares[2]	6.43%	12.98%	3.55%	2.97%	3.44%
Tax-Aware Overlay N Portfolio Class 2	9.63%	20.66%	4.64%	3.96%	4.54%
Return after taxes on Distributions[2]	9.46%	20.47%	4.14%	3.35%	3.90%
Return after taxes on Distributions and sale of shares[2]	6.51%	13.12%	3.70%	3.11%	3.59%
Composite Benchmark	7.11%	20.06%	6.46%	5.44%	5.91%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.28%	4.29%	2.45%	2.77%	2.74%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.94% and 0.79% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended March 31, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

2021 Semi-Annual Report	13

Expense Example—March 31, 2021 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2020	ENDING ACCOUNT VALUE MARCH 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,175.00	$4.23	0.78%	$6.34	1.17%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%	$5.89	1.17%
Class 2
Actual	$1,000	$1,176.10	$3.15	0.58%	$5.26	0.97%
Hypothetical**	$1,000	$1,022.04	$2.92	0.58%	$4.89	0.97%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,171.90	$4.06	0.75%	$6.12	1.13%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%	$5.69	1.13%
Class 2
Actual	$1,000	$1,172.90	$2.98	0.55%	$5.04	0.93%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%	$4.68	0.93%

Overlay B
Class 1
Actual	$1,000	$1,075.80	$4.30	0.83%	$4.45	0.86%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%	$4.33	0.86%
Class 2
Actual	$1,000	$1,076.20	$3.52	0.68%	$3.68	0.71%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%	$3.58	0.71%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,087.50	$4.37	0.84%	$4.48	0.86%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%	$4.33	0.86%
Class 2
Actual	$1,000	$1,089.00	$3.54	0.68%	$3.65	0.70%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%	$3.53	0.70%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,083.90	$4.57	0.88%	$4.68	0.90%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%	$4.53	0.90%
Class 2
Actual	$1,000	$1,084.60	$3.79	0.73%	$3.90	0.75%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%	$3.78	0.75%

14	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2021 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2020	ENDING ACCOUNT VALUE MARCH 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,095.80	$4.70	0.90%	$4.81	0.92%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%	$4.63	0.92%
Class 2
Actual	$1,000	$1,096.30	$3.92	0.75%	$4.02	0.77%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%	$3.88	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2021 Semi-Annual Report	15

Portfolio Summary—March 31, 2021 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	65.5%	64.9%
Developed International	27.8%	27.7%
Emerging Markets	9.0%	9.0%

Real Assets	8.2%	7.7%

Global Bond
US	35.6%	46.6%
Developed International	10.9%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	23.5%	25.5%
Developed International	10.3%	11.2%
Emerging Markets	3.4%	3.8%

Global Credit
Investment Grade	9.4%	0.0%

Real Assets	3.9%	0.0%

Global Bond
US	43.1%	80.4%
Developed International	15.9%	0.0%

Linkers	20.4%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	25.6%	25.6%
Developed International	11.2%	11.3%
Emerging Markets	3.8%	3.8%

Global Bond
US	80.6%	81.0%

1	All data are as of March 31, 2021. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

16	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2021 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–44.0%

Information Technology–11.3%
Communications Equipment–0.0%
NetScout Systems, Inc.(a)	1,582	$44,549

Electronic Equipment, Instruments & Components–0.6%
Avnet, Inc.	14,100	585,291
Belden, Inc.	10,273	455,813
CDW Corp./DE	45,582	7,555,217
Cognex Corp.	9,600	796,704
IPG Photonics Corp.(a)	2,550	537,897
Littelfuse, Inc.	2,030	536,813
Novanta, Inc.(a)	3,780	498,544
Shoals Technologies Group, Inc.(a)	11,297	392,910
Vishay Intertechnology, Inc.	15,290	368,183

		11,727,372

IT Services–2.3%
Amdocs Ltd.	5,159	361,904
Automatic Data Processing, Inc.	37,641	7,094,199
Digitalocean Holdings, Inc.(a)	3,546	149,393
Genpact Ltd.	178,206	7,630,781
MongoDB, Inc.(a)	2,340	625,786
PayPal Holdings, Inc.(a)	30,590	7,428,476
Shift4 Payments, Inc.–Class A(a)	6,988	573,086
Visa, Inc.–Class A	94,193	19,943,484

		43,807,109

Semiconductors & Semiconductor Equipment–2.5%
Cree, Inc.(a)	3,780	408,731
Entegris, Inc.	8,138	909,828
Kulicke & Soffa Industries, Inc.	10,066	494,341
Lattice Semiconductor Corp.(a)	13,950	628,029
MaxLinear, Inc.–Class A(a)	8,682	295,883
MKS Instruments, Inc.	3,740	693,471
Monolithic Power Systems, Inc.	2,590	914,814
NVIDIA Corp.	13,478	7,196,309
NXP Semiconductors NV	44,641	8,988,019
ON Semiconductor Corp.(a)	15,780	656,606
QUALCOMM, Inc.	76,875	10,192,856
Synaptics, Inc.(a)	3,530	478,033
Texas Instruments, Inc.	52,918	10,000,973
Universal Display Corp.	2,652	627,914
Xilinx, Inc.	41,729	5,170,223

		47,656,030

Software–4.0%
Adobe, Inc.(a)	13,218	6,283,441
Anaplan, Inc.(a)	9,049	487,289
Avalara, Inc.(a)	3,882	517,975
Citrix Systems, Inc.	41,718	5,855,538
CommVault Systems, Inc.(a)	9,510	613,395
Coupa Software, Inc.(a)	1,370	348,638

Company	Shares	U.S. $ Value
Fair Isaac Corp.(a)	1,420	$690,191
HubSpot, Inc.(a)	1,735	788,054
Manhattan Associates, Inc.(a)	6,021	706,745
Microsoft Corp.(b)	206,115	48,595,734
Oracle Corp.(b)	127,110	8,919,309
RingCentral, Inc.–Class A(a)	1,080	321,710
Smartsheet, Inc.–Class A(a)	9,435	603,085
Varonis Systems, Inc.(a)	9,974	512,065
Zendesk, Inc.(a)	5,870	778,479

		76,021,648

Technology Hardware, Storage & Peripherals–1.9%
Alignment Healthcare, Inc.(a)	10,494	230,133
Apple, Inc.	229,775	28,067,016
NCR Corp.(a)	12,864	488,189
Western Digital Corp.	99,581	6,647,032

		35,432,370

		214,689,078

Consumer Discretionary–6.4%
Auto Components–0.5%
Dana, Inc.	20,472	498,084
Goodyear Tire & Rubber Co. (The)(a)	39,260	689,798
Lear Corp.	3,566	646,338
Magna International, Inc.–Class A (United States)	93,276	8,212,019

		10,046,239

Automobiles–0.3%
Stellantis NV	284,514	5,061,504

Distributors–0.3%
LKQ Corp.(a)	138,620	5,867,785
Pool Corp.	1,610	555,836

		6,423,621

Diversified Consumer Services–0.2%
Chegg, Inc.(a)	41,751	3,576,391
Hillenbrand, Inc.	11,730	559,638
Houghton Mifflin Harcourt Co.(a)	31,112	237,073

		4,373,102

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.(a)	5,238	471,577
Hilton Grand Vacations, Inc.(a)	17,560	658,325
Papa John’s International, Inc.	5,790	513,226
Penn National Gaming, Inc.(a)	3,750	393,150
Planet Fitness, Inc.(a)	5,774	446,330
Vail Resorts, Inc.(a)	720	209,995

		2,692,603

Household Durables–0.2%
KB Home	14,700	683,991
NVR, Inc.(a)	97	456,960
PulteGroup, Inc.	17,520	918,749
Taylor Morrison Home Corp.–Class A(a)	14,643	451,151
Tempur Sealy International, Inc.	13,602	497,289
TopBuild Corp.(a)	2,397	502,004

		3,510,144

2021 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail–1.4%
Amazon.com, Inc.(a)(b)	8,320	$25,742,746
Etsy, Inc.(a)	2,630	530,392

		26,273,138

Leisure Products–0.0%
Brunswick Corp./DE	5,066	483,144

Specialty Retail–2.2%
AutoZone, Inc.(a)	7,911	11,109,417
Five Below, Inc.(a)	3,218	613,962
Floor & Decor Holdings, Inc.–Class A(a)	7,060	674,089
Foot Locker, Inc.	13,906	782,212
Gap, Inc. (The)(a)	20,370	606,619
Home Depot, Inc. (The)(b)	58,353	17,812,253
Lithia Motors, Inc.–Class A	1,575	614,392
National Vision Holdings, Inc.(a)	13,196	578,381
Sally Beauty Holdings, Inc.(a)	27,810	559,815
TJX Cos., Inc. (The)	129,999	8,599,434
Williams-Sonoma, Inc.	3,395	608,384

		42,558,958

Textiles, Apparel & Luxury Goods–1.1%
Carter’s, Inc.(a)	1,821	161,942
Deckers Outdoor Corp.(a)	20,496	6,772,288
Kontoor Brands, Inc.	14,860	721,156
NIKE, Inc.–Class B	81,978	10,894,056
Ralph Lauren Corp.(a)	5,800	714,328
Skechers U.S.A., Inc.–Class A(a)	4,978	207,632
Steven Madden Ltd.	13,323	496,415
Tapestry, Inc.(a)	20,000	824,200

		20,792,017

		122,214,470

Health Care–5.6%
Biotechnology–0.9%
ADC Therapeutics SA(a)	7,742	188,982
Allogene Therapeutics, Inc.(a)	6,332	223,520
Arena Pharmaceuticals, Inc.(a)	2,396	166,258
Arrowhead Pharmaceuticals, Inc.(a)	4,550	301,710
Ascendis Pharma A/S (Sponsored ADR)(a)	1,335	172,055
Biohaven Pharmaceutical Holding Co., Ltd.(a)	3,418	233,620
Blueprint Medicines Corp.(a)	3,206	311,719
Coherus Biosciences, Inc.(a)	10,615	155,085
Deciphera Pharmaceuticals, Inc.(a)	5,076	227,608
Intellia Therapeutics, Inc.(a)	4,330	347,504
Iovance Biotherapeutics, Inc.(a)	7,740	245,048
Kodiak Sciences, Inc.(a)	2,217	251,386
Legend Biotech Corp. ADR(a)	5,977	173,453
PTC Therapeutics, Inc.(a)	3,980	188,453
Regeneron Pharmaceuticals, Inc.(a)	8,890	4,206,215
Sage Therapeutics, Inc.(a)	2,430	181,885
Turning Point Therapeutics, Inc.–Class I(a)	2,516	237,988
Ultragenyx Pharmaceutical, Inc.(a)	2,453	279,299
Vertex Pharmaceuticals, Inc.(a)	36,976	7,945,773
Vir Biotechnology, Inc.(a)	4,244	217,590

		16,255,151

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies–1.5%
AtriCure, Inc.(a)	6,760	$442,915
Edwards Lifesciences Corp.(a)	82,466	6,897,456
Insulet Corp.(a)	1,745	455,305
iRhythm Technologies, Inc.(a)	1,950	270,777
Medtronic PLC	118,866	14,041,641
Silk Road Medical, Inc.(a)	6,595	334,037
Zimmer Biomet Holdings, Inc.	37,789	6,049,263

		28,491,394

Health Care Providers & Services–1.8%
Amedisys, Inc.(a)	2,410	638,144
Anthem, Inc.	27,381	9,828,410
Guardant Health, Inc.(a)	3,979	607,394
Instil Bio, Inc.(a)	8,935	224,090
MEDNAX, Inc.(a)	27,850	709,340
UnitedHealth Group, Inc.(b)	60,104	22,362,895

		34,370,273

Health Care Technology–0.0%
American Well Corp.–Class A(a)	8,859	153,881

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	3,614	654,134
Berkeley Lights, Inc.(a)	6,589	330,966
ICON PLC(a)	1,501	294,751
Repligen Corp.(a)	3,641	707,847

		1,987,698

Pharmaceuticals–1.3%
Johnson & Johnson	33,623	5,525,940
Revance Therapeutics, Inc.(a)	8,606	240,537
Roche Holding AG (Sponsored ADR)	291,471	11,822,064
Zoetis, Inc.	51,058	8,040,614

		25,629,155

		106,887,552

Financials–5.0%
Banks–2.7%
Bank of America Corp.	416,154	16,100,998
Citigroup, Inc.	138,413	10,069,546
Comerica, Inc.	12,090	867,337
First Citizens BancShares, Inc./NC–Class A	1,100	919,347
Pinnacle Financial Partners, Inc.	3,500	310,310
PNC Financial Services Group, Inc. (The)	37,488	6,575,770
Sterling Bancorp/DE	29,700	683,694
SVB Financial Group(a)	997	492,179
Synovus Financial Corp.	18,814	860,741
Texas Capital Bancshares, Inc.(a)	10,145	719,483
Umpqua Holdings Corp.	26,258	460,828
Webster Financial Corp.	13,422	739,686
Wells Fargo & Co.	295,432	11,542,528
Wintrust Financial Corp.	9,850	746,630
Zions Bancorp NA	11,171	613,958

		51,703,035

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Capital Markets–1.5%
Ares Management Corp.–Class A	10,303	$577,277
CME Group, Inc.–Class A	32,250	6,586,417
Goldman Sachs Group, Inc. (The)	43,264	14,147,328
LPL Financial Holdings, Inc.	32,279	4,588,783
Moelis & Co.	12,203	669,701
PJT Partners, Inc.	2,438	164,931
Stifel Financial Corp.	12,165	779,290

		27,513,727

Consumer Finance–0.0%
Fisker, Inc.(a)	8,300	142,926
OneMain Holdings, Inc.	7,367	395,755

		538,681

Diversified Financial Services–0.0%
Voya Financial, Inc.	8,500	540,940

Insurance–0.8%
American Financial Group, Inc./OH	5,442	620,932
Everest Re Group Ltd.	2,450	607,135
Goosehead Insurance, Inc.–Class A	2,540	272,237
Hanover Insurance Group, Inc. (The)	4,020	520,429
Inari Medical, Inc.(a)	5,918	633,226
Kinsale Capital Group, Inc.	2,334	384,643
Progressive Corp. (The)	57,322	5,480,557
Reinsurance Group of America, Inc.–Class A	45,948	5,791,745
Selective Insurance Group, Inc.	5,154	373,871

		14,684,775

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	17,380	763,851

		95,745,009

Communication Services–5.0%
Diversified Telecommunication Services–0.8%
Comcast Corp.–Class A	268,649	14,536,598

Entertainment–0.5%
Electronic Arts, Inc.	71,823	9,722,680

Interactive Media & Services–3.2%
Alphabet, Inc.–Class C(a)	18,431	38,126,919
Bumble, Inc.(a)	1,666	103,925
Facebook, Inc.–Class A(a)	76,137	22,424,631

		60,655,475

Media–0.0%
Criteo SA (Sponsored ADR)(a)	15,866	551,026

Wireless Telecommunication Services–0.5%
T-Mobile US, Inc.(a)	72,753	9,115,223

		94,581,002

Industrials–4.9%
Aerospace & Defense–0.5%
AAR Corp.(a)	10,953	456,192
Axon Enterprise, Inc.(a)	3,592	511,573
L3Harris Technologies, Inc.	40,328	8,173,679

		9,141,444

Company	Shares	U.S. $ Value
Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	5,634	$694,672

Airlines–0.4%
Alaska Air Group, Inc.(a)	8,134	562,954
SkyWest, Inc.(a)	11,962	651,690
Southwest Airlines Co.(a)	93,238	5,693,112

		6,907,756

Building Products–0.1%
Masonite International Corp.(a)	5,747	662,284
Trex Co., Inc.(a)	6,724	615,515

		1,277,799

Commercial Services & Supplies–0.1%
ADT, Inc.	15,581	131,504
Copart, Inc.(a)	3,250	352,983
Herman Miller, Inc.	16,730	688,439

		1,172,926

Construction & Engineering–0.5%
AECOM(a)	146,793	9,410,899

Electrical Equipment–0.7%
AMETEK, Inc.	4,526	578,106
Eaton Corp. PLC	65,256	9,023,600
Plug Power, Inc.(a)	7,012	251,310
Regal Beloit Corp.	31,616	4,510,971

		14,363,987

Industrial Conglomerates–0.2%
Honeywell International, Inc.	19,847	4,308,188

Machinery–0.2%
Crane Co.	6,146	577,171
Ingersoll Rand, Inc.(a)	11,870	584,123
Kennametal, Inc.	16,316	652,151
Middleby Corp. (The)(a)	3,390	561,892
Oshkosh Corp.	8,070	957,586
Welbilt, Inc.(a)	31,980	519,675

		3,852,598

Professional Services–0.7%
Booz Allen Hamilton Holding Corp.	45,356	3,652,519
Jacobs Engineering Group, Inc.	4,670	603,691
Korn Ferry	8,860	552,598
Robert Half International, Inc.	101,028	7,887,256

		12,696,064

Road & Rail–1.0%
CSX Corp.	115,855	11,170,739
Kansas City Southern	1,690	446,025
Knight-Swift Transportation Holdings, Inc.	168,754	8,115,380

		19,732,144

Trading Companies & Distributors–0.5%
GATX Corp.	5,080	471,119
MRC Global, Inc.(a)	47,709	430,812
SiteOne Landscape Supply, Inc.(a)	3,560	607,834
United Rentals, Inc.(a)	26,240	8,641,095

		10,150,860

		93,709,337

2021 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Staples–1.9%
Food & Staples Retailing–0.9%
Casey’s General Stores, Inc.	1,930	$417,247
Costco Wholesale Corp.	11,557	4,073,611
Grocery Outlet Holding Corp.(a)	4,106	151,470
Walmart, Inc.	83,684	11,366,798

		16,009,126

Food Products–0.1%
Freshpet, Inc.(a)	3,515	558,217
Hain Celestial Group, Inc. (The)(a)	14,527	633,378
Nomad Foods Ltd.(a)	21,574	592,422

		1,784,017

Household Products–0.9%
Procter & Gamble Co. (The)(b)	126,484	17,129,728

		34,922,871

Real Estate–1.4%
Equity Real Estate Investment Trusts (REITs)–1.4%
American Campus Communities, Inc.	125,256	5,407,301
American Tower Corp.	20,542	4,910,770
Camden Property Trust	5,218	573,510
Cousins Properties, Inc.	13,977	494,087
CubeSmart	14,991	567,110
MGM Growth Properties LLC–Class A	16,280	531,054
Mid-America Apartment Communities, Inc.	48,644	7,022,248
Physicians Realty Trust	28,776	508,472
Prologis, Inc.	47,104	4,993,024
RLJ Lodging Trust	32,587	504,447
Safehold, Inc.	4,930	345,593
STAG Industrial, Inc.	15,030	505,158

		26,362,774

Utilities–1.0%
Electric Utilities–1.0%
American Electric Power Co., Inc.	95,165	8,060,476
IDACORP, Inc.	6,071	606,918
NextEra Energy, Inc.	139,709	10,563,397

		19,230,791

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	6,000	412,260

		19,643,051

Energy–0.9%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	11,269	374,469

Oil, Gas & Consumable Fuels–0.9%
Chevron Corp.	74,515	7,808,427
Cimarex Energy Co.	9,887	587,189
EOG Resources, Inc.	95,456	6,923,423
HollyFrontier Corp.	20,095	718,999

Company		Shares	U.S. $ Value
Matador Resources Co.		9,860	$231,217

			16,269,255

			16,643,724

Materials–0.6%
Chemicals–0.4%
FMC Corp.		3,820	422,530
GCP Applied Technologies, Inc.(a)		15,802	387,781
Innospec, Inc.		3,110	319,366
LyondellBasell Industries NV–Class A		63,477	6,604,782
Orion Engineered Carbons SA(a)		22,745	448,531
Trinseo SA		8,755	557,431

			8,740,421

Containers & Packaging–0.1%
Graphic Packaging Holding Co.		31,373	569,734
Sealed Air Corp.		11,188	512,634

			1,082,368

Metals & Mining–0.1%
Carpenter Technology Corp.		14,231	585,606
Reliance Steel & Aluminum Co.		5,333	812,162

			1,397,768

Steel–0.0%
Commercial Metals Co.		20,740	639,622

			11,860,179

Total Common Stocks (cost $501,237,432)			837,259,047

INVESTMENT COMPANIES–41.5%
Funds and Investment Trusts–41.5%(c)(d)
AB All Market Real Return Portfolio–Class Z		16,806,689	154,789,606
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		8,784,887	112,007,309
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		32,752,419	434,297,081
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		2,407,302	35,868,807
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		1,537,339	52,484,766

Total Investment Companies (cost $638,377,965)			789,447,569

	Notional Amount

OPTIONS PURCHASED—PUTS–1.1%
Options on Equity Indices–1.1%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts 17,990; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(a)	EUR	53,520,250	1,616,923

20	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 9,120; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(a)	EUR	27,132,000	$819,697
FTSE 100 Index Expiration: Mar 2022; Contracts 3,960; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	20,196,000	666,867
FTSE 100 Index Expiration: Mar 2022; Contracts 2,010; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(a)		10,251,000	338,486
Nikkei 225 Index Expiration: Mar 2022; Contracts 124,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)	JPY	2,790,000,000	691,526
Nikkei 225 Index Expiration: Mar 2022; Contracts 115,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)		2,587,500,000	641,335
Nikkei 225 Index Expiration: Mar 2022; Contracts 110,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)		2,475,000,000	613,451
S&P 500 Index Expiration: Jan 2022; Contracts 149,100; Exercise Price: USD 3,000.00; Counterparty: UBS AG(a)	USD	447,300,000	9,888,259

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jan 2022; Contracts 72,800; Exercise Price: USD 3,000.00; Counterparty: UBS AG(a)	USD	218,400,000	$4,828,070

Total Options Purchased—Puts (premiums paid $32,054,223)			20,104,614

		Shares

SHORT-TERM INVESTMENTS–12.6%
Investment Companies–12.4%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(c)(d)(e) (cost $235,773,243)		235,773,243	235,773,243

	Principal Amount (000)

U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 06/15/2021 (cost $3,999,917)	U.S.$	4,000	3,999,875

Total Short-Term Investments (cost $239,773,160)			239,773,118

Total Investments—99.2% (cost $1,411,442,780)			1,886,584,348

Other assets less liabilities—0.8%			15,613,449

Net Assets—100.0%			$1,902,197,797

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	1,840	June 2021	$193,024,765	$(850,283)

10 Yr Canadian Bond Futures	1,124	June 2021	124,116,718	(2,128,626)

Euro Buxl 30 Yr Bond Futures	27	June 2021	6,523,824	(43,726)

Euro STOXX 50 Index Futures	1,886	June 2021	85,504,795	2,242,805

Euro-BOBL Futures	75	June 2021	11,880,624	6,070

Hang Seng Index Futures	46	April 2021	8,377,407	39,212

MSCI Singapore IX ETS Futures	1,496	April 2021	39,807,701	225,463

Nikkei 225 (OSE) Futures	51	June 2021	13,440,325	195,875

OMXS 30 Index Futures	2,699	April 2021	67,595,140	985,376

Russell 2000 E-Mini Futures	395	June 2021	43,894,375	(738,182)

S&P 500 E-Mini Futures	2,008	June 2021	398,326,960	7,152,148

S&P Mid 400 E-Mini Futures	121	June 2021	31,524,130	5,648

2021 Semi-Annual Report	21

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P/TSX 60 Index Futures	92	June 2021	$16,268,194	$(16,997)

TOPIX Index Futures	450	June 2021	79,412,960	932,136

U.S. T-Note 2 Yr (CBT) Futures	736	June 2021	162,454,750	(161,876)

U.S. T-Note 10 Yr (CBT) Futures	3,309	June 2021	433,272,188	(7,747,763)

U.S. Ultra Bond (CBT) Futures	350	June 2021	63,426,563	(2,999,145)

Sold Contracts

10 Yr Japan Bond (OSE) Futures	68	June 2021	92,832,513	(156,994)

Euro-Bund Futures	2	June 2021	401,720	(518)

FTSE 100 Index Futures	524	June 2021	48,251,771	204,222

Long Gilt Futures	210	June 2021	36,938,048	251,302

MSCI Emerging Markets Futures	681	June 2021	45,031,125	385,045

SPI 200 Futures	468	June 2021	60,127,650	(61,564)

				$(2,280,372)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	21,306	USD	17,034	04/22/2021	$79,210

Barclays Bank PLC	USD	23,910	NZD	32,933	05/27/2021	(911,499)

BNP Paribas SA	SEK	106,441	USD	12,496	04/15/2021	307,075

BNP Paribas SA	CAD	55,705	USD	44,324	04/22/2021	(4,938)

BNP Paribas SA	USD	25,893	CAD	32,754	04/22/2021	171,661

BNP Paribas SA	JPY	3,267,242	USD	30,059	05/20/2021	537,883

BNP Paribas SA	NZD	13,760	USD	9,849	05/27/2021	240,161

Citibank, NA	SEK	69,627	USD	8,369	04/15/2021	396,246

Citibank, NA	USD	73,903	CAD	93,703	04/22/2021	663,517

Citibank, NA	EUR	57,376	USD	68,496	05/27/2021	1,139,642

Deutsche Bank AG	AUD	19,355	USD	14,762	06/04/2021	57,049

Goldman Sachs Bank USA	CHF	40,281	USD	45,438	05/06/2021	2,784,692

Goldman Sachs Bank USA	USD	1,697	CHF	1,533	05/06/2021	(73,720)

JPMorgan Chase Bank, NA	GBP	2,502	USD	3,475	04/09/2021	25,841

JPMorgan Chase Bank, NA	GBP	40,161	USD	54,846	04/09/2021	(520,530)

JPMorgan Chase Bank, NA	USD	24,808	GBP	17,669	04/09/2021	(448,916)

JPMorgan Chase Bank, NA	NOK	64,962	USD	7,606	04/15/2021	11,283

JPMorgan Chase Bank, NA	SEK	379,048	USD	45,684	04/15/2021	2,278,715

JPMorgan Chase Bank, NA	USD	52,439	NOK	444,626	04/15/2021	(455,019)

JPMorgan Chase Bank, NA	USD	92,810	SEK	780,406	04/15/2021	(3,444,041)

JPMorgan Chase Bank, NA	CAD	46,531	USD	36,707	04/22/2021	(320,805)

JPMorgan Chase Bank, NA	CHF	11,510	USD	12,385	05/06/2021	197,403

JPMorgan Chase Bank, NA	JPY	3,747,216	USD	35,080	05/20/2021	1,222,374

Morgan Stanley & Co., Inc.	USD	39,831	JPY	4,334,434	05/20/2021	(667,109)

Natwest Markets PLC	GBP	7,748	USD	10,590	04/09/2021	(91,440)

22	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Natwest Markets PLC	JPY	1,269,550	USD	11,973	05/20/2021	$501,901

State Street Bank & Trust Co.	GBP	14	USD	19	04/09/2021	(158)

State Street Bank & Trust Co.	USD	9,787	GBP	7,137	04/09/2021	53,475

State Street Bank & Trust Co.	USD	1,236	NOK	10,663	04/15/2021	10,892

State Street Bank & Trust Co.	USD	1,225	SEK	10,523	04/15/2021	(20,219)

State Street Bank & Trust Co.	USD	8,694	CAD	10,935	04/22/2021	8,021

State Street Bank & Trust Co.	USD	3,469	CHF	3,236	05/06/2021	(42,863)

State Street Bank & Trust Co.	USD	36,887	JPY	3,949,574	05/20/2021	(1,200,978)

State Street Bank & Trust Co.	USD	23,498	EUR	19,828	05/27/2021	(220,141)

UBS AG	USD	11,143	NOK	94,729	04/15/2021	(67,311)

						$2,197,354

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	38,500	06/18/2021	$(106,054)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2021 Semi-Annual Report	23

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2021 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–44.6%

Information Technology–11.1%
Communications Equipment–0.0%
NetScout Systems, Inc.(a)	3,411	$96,054

Electronic Equipment, Instruments & Components–0.5%
Arrow Electronics, Inc.(a)	7,070	783,497
Avnet, Inc.	11,830	491,063
Belden, Inc.	22,184	984,304
CDW Corp./DE	64,259	10,650,929
Cognex Corp.	20,880	1,732,831
IPG Photonics Corp.(a)	5,530	1,166,498
Littelfuse, Inc.	8,500	2,247,740
Novanta, Inc.(a)	8,210	1,082,817
Shoals Technologies Group, Inc.(a)	24,675	858,197
Vishay Intertechnology, Inc.	33,030	795,363

		20,793,239

IT Services–2.3%
Amdocs Ltd.	11,143	781,681
Automatic Data Processing, Inc.	57,394	10,817,047
Digitalocean Holdings, Inc.(a)	7,695	324,190
Genpact Ltd.	373,591	15,997,167
MongoDB, Inc.(a)	5,080	1,358,544
PayPal Holdings, Inc.(a)	62,637	15,210,769
Shift4 Payments, Inc.–Class A(a)	29,264	2,399,941
Visa, Inc.–Class A	204,772	43,356,376

		90,245,715

Semiconductors & Semiconductor Equipment–2.6%
Cree, Inc.(a)	8,216	888,396
Entegris, Inc.	34,074	3,809,473
Kulicke & Soffa Industries, Inc.	21,752	1,068,241
Lattice Semiconductor Corp.(a)	30,417	1,369,373
MaxLinear, Inc.–Class A(a)	18,761	639,375
MKS Instruments, Inc.	15,650	2,901,823
Monolithic Power Systems, Inc.	10,880	3,842,925
NVIDIA Corp.	42,026	22,438,942
NXP Semiconductors NV	75,111	15,122,849
ON Semiconductor Corp.(a)	34,290	1,426,807
QUALCOMM, Inc.	178,290	23,639,471
Synaptics, Inc.(a)	7,650	1,035,963
Texas Instruments, Inc.	78,355	14,808,311
Universal Display Corp.	5,753	1,362,138
Xilinx, Inc.	69,234	8,578,093

		102,932,180

Software–3.8%
Adobe, Inc.(a)	19,797	9,410,900
Anaplan, Inc.(a)	19,683	1,059,929
Avalara, Inc.(a)	8,436	1,125,615
Citrix Systems, Inc.	68,149	9,565,394
CommVault Systems, Inc.(a)	20,552	1,325,604

Company	Shares	U.S. $ Value
Coupa Software, Inc.(a)	2,970	$755,806
Fair Isaac Corp.(a)	3,070	1,492,173
HubSpot, Inc.(a)	3,792	1,722,364
Manhattan Associates, Inc.(a)	25,239	2,962,554
Microsoft Corp.	411,588	97,040,103
Oracle Corp.(b)	261,027	18,316,265
RingCentral, Inc.–Class A(a)	2,336	695,848
Smartsheet, Inc.–Class A(a)	20,510	1,310,999
Varonis Systems, Inc.(a)	21,665	1,112,281
Zendesk, Inc.(a)	12,750	1,690,905

		149,586,740

Technology Hardware, Storage & Peripherals–1.9%
Alignment Healthcare, Inc.(a)	22,811	500,245
Apple, Inc.(b)	509,142	62,191,696
NCR Corp.(a)	27,798	1,054,934
Western Digital Corp.	181,905	12,142,159

		75,889,034

		439,542,962

Consumer Discretionary–6.4%
Auto Components–0.5%
Dana, Inc.	44,225	1,075,994
Goodyear Tire & Rubber Co. (The)(a)	84,840	1,490,639
Lear Corp.	7,712	1,397,800
Magna International, Inc.–Class A (United States)	184,035	16,202,442

		20,166,875

Automobiles–0.2%
Stellantis NV	491,003	8,734,943

Distributors–0.3%
LKQ Corp.(a)	263,293	11,145,193
Pool Corp.	6,740	2,326,917

		13,472,110

Diversified Consumer Services–0.2%
Chegg, Inc.(a)	67,993	5,824,280
Hillenbrand, Inc.	25,330	1,208,494
Houghton Mifflin Harcourt Co.(a)	67,264	512,552

		7,545,326

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.(a)	10,537	948,646
Hilton Grand Vacations, Inc.(a)	37,950	1,422,745
Papa John’s International, Inc.	12,501	1,108,089
Penn National Gaming, Inc.(a)	8,140	853,398
Planet Fitness, Inc.(a)	24,299	1,878,313
Vail Resorts, Inc.(a)	1,570	457,906

		6,669,097

Household Durables–0.2%
KB Home	31,760	1,477,793
NVR, Inc.(a)	405	1,907,926
PulteGroup, Inc.	37,850	1,984,854
Taylor Morrison Home Corp.–Class A(a)	31,636	974,705

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Tempur Sealy International, Inc.	29,666	$1,084,589
TopBuild Corp.(a)	5,197	1,088,408

		8,518,275

Internet & Direct Marketing Retail–1.4%
Amazon.com, Inc.(a)(b)	17,318	53,583,278
Etsy, Inc.(a)	5,700	1,149,519

		54,732,797

Leisure Products–0.0%
Brunswick Corp./DE	10,950	1,044,302

Specialty Retail–2.3%
AutoZone, Inc.(a)	16,432	23,075,457
Five Below, Inc.(a)	13,482	2,572,231
Floor & Decor Holdings, Inc.–Class A(a)	15,320	1,462,754
Foot Locker, Inc.	30,028	1,689,075
Gap, Inc. (The)(a)	43,970	1,309,427
Home Depot, Inc. (The)	117,140	35,756,985
Lithia Motors, Inc.–Class A	3,411	1,330,597
National Vision Holdings, Inc.(a)	55,567	2,435,502
Sally Beauty Holdings, Inc.(a)	60,080	1,209,410
TJX Cos., Inc. (The)	275,167	18,202,297
Williams-Sonoma, Inc.	7,327	1,312,998

		90,356,733

Textiles, Apparel & Luxury Goods–1.1%
Carter’s, Inc.	2,853	253,717
Deckers Outdoor Corp.(a)	38,900	12,853,338
Kontoor Brands, Inc.	32,100	1,557,813
NIKE, Inc.–Class B	168,329	22,369,241
Ralph Lauren Corp.(a)	12,530	1,543,195
Skechers U.S.A., Inc.–Class A(a)	10,758	448,716
Steven Madden Ltd.	28,788	1,072,641
Tapestry, Inc.(a)	43,190	1,779,860

		41,878,521

		253,118,979

Health Care–5.7%
Biotechnology–0.9%
ADC Therapeutics SA(a)	30,983	756,295
Allogene Therapeutics, Inc.(a)	13,748	485,304
Arena Pharmaceuticals, Inc.(a)	5,201	360,897
Arrowhead Pharmaceuticals, Inc.(a)	9,870	654,480
Ascendis Pharma A/S (Sponsored ADR)(a)	2,897	373,365
Biohaven Pharmaceutical Holding Co., Ltd.(a)	7,411	506,542
Blueprint Medicines Corp.(a)	6,959	676,624
Coherus Biosciences, Inc.(a)	23,186	338,748
Deciphera Pharmaceuticals, Inc.(a)	11,033	494,720
Intellia Therapeutics, Inc.(a)	9,400	754,397
Iovance Biotherapeutics, Inc.(a)	16,810	532,205
Kodiak Sciences, Inc.(a)	4,823	546,880
Legend Biotech Corp. ADR(a)	12,993	377,057
PTC Therapeutics, Inc.(a)	16,680	789,798
Regeneron Pharmaceuticals, Inc.(a)	18,141	8,583,233
Sage Therapeutics, Inc.(a)	10,180	761,973

Company	Shares	U.S. $ Value
Turning Point Therapeutics, Inc.–Class I(a)	5,458	$516,272
Ultragenyx Pharmaceutical, Inc.(a)	5,326	606,418
Vertex Pharmaceuticals, Inc.(a)	74,235	15,952,359
Vir Biotechnology, Inc.(a)	9,216	472,504

		34,540,071

Health Care Equipment & Supplies–1.4%
AtriCure, Inc.(a)	14,680	961,834
Edwards Lifesciences Corp.(a)	176,469	14,759,867
Insulet Corp.(a)	3,807	993,322
iRhythm Technologies, Inc.(a)	4,260	591,544
Medtronic PLC	222,376	26,269,277
Silk Road Medical, Inc.(a)	14,326	725,612
Zimmer Biomet Holdings, Inc.	66,463	10,639,397

		54,940,853

Health Care Providers & Services–1.8%
Amedisys, Inc.(a)	5,230	1,384,852
Anthem, Inc.	60,016	21,542,743
Guardant Health, Inc.(a)	8,629	1,317,217
Instil Bio, Inc.(a)	19,431	487,329
MEDNAX, Inc.(a)	60,180	1,532,785
UnitedHealth Group, Inc.	123,201	45,839,396

		72,104,322

Health Care Technology–0.0%
American Well Corp.–Class A(a)	19,271	334,737

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	7,842	1,419,402
Berkeley Lights, Inc.(a)	14,316	719,093
ICON PLC(a)	3,254	638,988
Repligen Corp.(a)	15,233	2,961,447

		5,738,930

Pharmaceuticals–1.5%
Johnson & Johnson(b)	77,882	12,799,907
Pfizer, Inc.	52,952	1,918,451
Revance Therapeutics, Inc.(a)	36,123	1,009,638
Roche Holding AG (Sponsored ADR)	637,188	25,844,345
Viatris, Inc.(a)	23,223	324,425
Zoetis, Inc.	105,826	16,665,478

		58,562,244

		226,221,157

Financials–5.3%
Banks–2.5%
Bank of America Corp.	962,082	37,222,953
Citigroup, Inc.	204,566	14,882,176
Comerica, Inc.	26,120	1,873,849
First Citizens BancShares, Inc./NC–Class A	2,390	1,997,490
Pinnacle Financial Partners, Inc.	7,620	675,589
PNC Financial Services Group, Inc. (The)	64,594	11,330,434
Sterling Bancorp/DE	64,160	1,476,963
SVB Financial Group(a)	2,163	1,067,787
Synovus Financial Corp.	40,658	1,860,103
Texas Capital Bancshares, Inc.(a)	20,403	1,446,981

2021 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Umpqua Holdings Corp.	56,743	$995,840
Webster Financial Corp.	29,074	1,602,268
Wells Fargo & Co.	522,145	20,400,205
Wintrust Financial Corp.	21,280	1,613,024
Zions Bancorp NA	24,126	1,325,965

		99,771,627

Capital Markets–1.7%
Ares Management Corp.–Class A	22,496	1,260,451
CME Group, Inc.–Class A	86,000	17,563,780
Goldman Sachs Group, Inc. (The)	78,712	25,738,824
LPL Financial Holdings, Inc.	144,461	20,536,576
Moelis & Co.	27,513	1,509,913
PJT Partners, Inc.	5,401	365,378
Stifel Financial Corp.	26,290	1,684,137

		68,659,059

Consumer Finance–0.0%
Fisker, Inc.(a)	18,010	310,132
OneMain Holdings, Inc.	15,914	854,900

		1,165,032

Diversified Financial Services–0.0%
Voya Financial, Inc.	18,365	1,168,749

Insurance–1.0%
American Financial Group, Inc./OH	11,753	1,341,017
Everest Re Group Ltd.	5,301	1,313,641
Goosehead Insurance, Inc.–Class A	5,513	590,883
Hanover Insurance Group, Inc. (The)	8,690	1,125,007
Inari Medical, Inc.(a)	24,804	2,654,028
Kinsale Capital Group, Inc.	9,807	1,616,194
Progressive Corp. (The)	172,240	16,467,867
Reinsurance Group of America, Inc.–Class A	89,733	11,310,845
Selective Insurance Group, Inc.	11,130	807,370

		37,226,852

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	37,552	1,650,410

		209,641,729

Industrials–5.3%
Aerospace & Defense–0.5%
AAR Corp.(a)	23,672	985,939
Axon Enterprise, Inc.(a)	7,793	1,109,879
L3Harris Technologies, Inc.	67,035	13,586,653
Raytheon Technologies Corp.	25,403	1,962,890

		17,645,361

Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	12,175	1,501,178

Airlines–0.4%
Alaska Air Group, Inc.(a)	17,592	1,217,542
SkyWest, Inc.(a)	25,843	1,407,927
Southwest Airlines Co.(a)	244,852	14,950,663

		17,576,132

Company	Shares	U.S. $ Value
Building Products–0.2%
Masco Corp.	104,482	$6,258,472
Masonite International Corp.(a)	12,436	1,433,125
Trex Co., Inc.(a)	14,614	1,337,765

		9,029,362

Commercial Services & Supplies–0.1%
ADT, Inc.	22,180	187,199
Copart, Inc.(a)	7,058	766,569
Herman Miller, Inc.	36,130	1,486,750

		2,440,518

Construction & Engineering–0.6%
AECOM(a)	355,257	22,775,526

Electrical Equipment–0.6%
AMETEK, Inc.	9,829	1,255,458
Eaton Corp. PLC	116,795	16,150,412
Plug Power, Inc.(a)	15,220	545,485
Regal Beloit Corp.	51,851	7,398,101

		25,349,456

Industrial Conglomerates–0.2%
Honeywell International, Inc.	42,965	9,326,413

Machinery–0.5%
Crane Co.	13,272	1,246,374
Ingersoll Rand, Inc.(a)	228,459	11,242,468
Kennametal, Inc.	35,255	1,409,142
Middleby Corp. (The)(a)	7,370	1,221,577
Oshkosh Corp.	17,440	2,069,430
Welbilt, Inc.(a)	69,270	1,125,638

		18,314,629

Professional Services–0.6%
Booz Allen Hamilton Holding Corp.	88,714	7,144,138
Jacobs Engineering Group, Inc.	10,140	1,310,798
Korn Ferry	19,350	1,206,859
Robert Half International, Inc.	166,365	12,988,116

		22,649,911

Road & Rail–1.0%
CSX Corp.	202,813	19,555,229
Kansas City Southern	3,680	971,226
Knight-Swift Transportation Holdings, Inc.	350,446	16,852,948

		37,379,403

Trading Companies & Distributors–0.6%
GATX Corp.	10,980	1,018,285
MRC Global, Inc.(a)	103,058	930,614
SiteOne Landscape Supply, Inc.(a)	7,734	1,320,503
United Rentals, Inc.(a)	66,293	21,830,948

		25,100,350

		209,088,239

Communication Services–5.3%
Diversified Telecommunication Services–0.9%
Comcast Corp.–Class A	617,183	33,395,772

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Entertainment–0.8%
Electronic Arts, Inc.	158,933	$21,514,760
Take-Two Interactive Software, Inc.(a)	56,473	9,978,779

		31,493,539

Interactive Media & Services–3.2%
Alphabet, Inc.–Class C(a)	39,348	81,396,454
Bumble, Inc.(a)	3,637	226,876
Facebook, Inc.–Class A(a)(b)	155,217	45,716,063

		127,339,393

Media–0.0%
Criteo SA (Sponsored ADR)(a)	37,462	1,301,055

Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.(a)	122,794	15,384,860

		208,914,619

Consumer Staples–1.8%
Food & Staples Retailing–0.9%
Casey’s General Stores, Inc.	4,220	912,322
Costco Wholesale Corp.	20,268	7,144,065
Grocery Outlet Holding Corp.(a)	8,907	328,579
Walmart, Inc.(b)	191,475	26,008,049

		34,393,015

Food Products–0.1%
Freshpet, Inc.(a)	7,631	1,211,879
Hain Celestial Group, Inc. (The)(a)	31,384	1,368,342
Nomad Foods Ltd.(a)	46,591	1,279,389

		3,859,610

Household Products–0.8%
Procter & Gamble Co. (The)(b)	247,272	33,488,047

		71,740,672

Real Estate–1.2%
Equity Real Estate Investment Trusts (REITs)–1.2%
American Campus Communities, Inc.	192,541	8,311,995
American Tower Corp.	35,093	8,389,332
Americold Realty Trust	50,583	1,945,928
Camden Property Trust	11,689	1,284,738
Cousins Properties, Inc.	30,359	1,073,191
CubeSmart	32,397	1,225,578
MGM Growth Properties LLC–Class A	36,630	1,194,871
Mid-America Apartment Communities, Inc.	72,758	10,503,345
Physicians Realty Trust	62,180	1,098,721
Prologis, Inc.	79,995	8,479,470
RLJ Lodging Trust	70,507	1,091,448
Safehold, Inc.	10,700	750,070
STAG Industrial, Inc.	32,480	1,091,653

		46,440,340

Utilities–1.0%
Electric Utilities–1.0%
American Electric Power Co., Inc.	239,972	20,325,628
IDACORP, Inc.	13,114	1,311,007
NextEra Energy, Inc.	222,822	16,847,572

		38,484,207

Company	Shares	U.S. $ Value
Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	12,975	$891,512

		39,375,719

Energy–0.9%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	24,355	809,317

Oil, Gas & Consumable Fuels–0.9%
Chevron Corp.	83,625	8,763,064
Cimarex Energy Co.	21,353	1,268,155
ConocoPhillips	164,747	8,726,648
EOG Resources, Inc.	97,400	7,064,422
HollyFrontier Corp.	43,421	1,553,603
Matador Resources Co.	21,440	502,768
Valero Energy Corp.	108,622	7,777,335

		35,655,995

		36,465,312

Materials–0.6%
Chemicals–0.4%
FMC Corp.	8,300	918,063
GCP Applied Technologies, Inc.(a)	34,359	843,170
Innospec, Inc.	6,780	696,238
LyondellBasell Industries NV–Class A	108,038	11,241,354

Orion Engineered Carbons SA(a)	49,134	968,922
Trinseo SA	18,928	1,205,146

		15,872,893

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	67,789	1,231,048
Sealed Air Corp.	24,179	1,107,882

		2,338,930

Metals & Mining–0.1%
Carpenter Technology Corp.	30,748	1,265,280
Commercial Metals Co.	44,790	1,381,324
Reliance Steel & Aluminum Co.	11,517	1,753,924

		4,400,528

		22,612,351

Total Common Stocks (cost $953,977,727)		1,763,162,079

INVESTMENT COMPANIES–40.9%
Funds and Investment Trusts–40.9%(c)(d)
AB All Market Real Return Portfolio–Class Z	33,003,315	303,960,533
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	18,226,797	232,391,665
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	67,755,710	898,440,719
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	4,781,248	71,240,593
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,204,446	109,399,788

Total Investment Companies (cost $1,296,569,271)		1,615,433,298

2021 Semi-Annual Report	27

Schedule of Investments (continued)

Notional Amount			U.S. $ Value

OPTIONS PURCHASED—PUTS–1.0%
Options on Equity Indices–1.0%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts 37,030; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(a)	EUR	110,164,250	$3,328,220
Euro STOXX 50 Index Expiration: Mar 2022; Contracts 18,780; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(a)		55,870,500	1,687,928
FTSE 100 Index Expiration: Mar 2022; Contracts 8,110; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	41,361,000	1,365,730
FTSE 100 Index Expiration: Mar 2022; Contracts 4,170; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(a)		21,267,000	702,231

Nikkei 225 Index Expiration: Mar 2022; Contracts 258,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)	JPY	5,805,000,000	1,438,821
Nikkei 225 Index Expiration: Mar 2022; Contracts 235,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)		5,287,500,000	1,310,554
Nikkei 225 Index Expiration: Mar 2022; Contracts 225,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(a)		5,062,500,000	1,254,785
S&P 500 Index Expiration: Jan 2022; Contracts 305,200; Exercise Price: USD 3,000.00; Counterparty: UBS AG(a)	USD	915,600,000	20,240,756

Notional Amount			U.S. $ Value
S&P 500 Index Expiration: Jan 2022; Contracts 151,700; Exercise Price: USD 3,000.00; Counterparty: UBS AG(a)	USD	455,100,000	$10,060,690

Total Options Purchased—Puts (cost $65,903,553)			41,389,715

		Shares

SHORT-TERM INVESTMENTS–12.7%
Investment Companies–12.4%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(c)(d)(e) (cost $490,047,467)		490,047,467	490,047,467

Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 04/22/2021–04/29/2021 (cost $10,499,566)	U.S.$	10,500	10,499,904

Total Short-Term Investments (cost $500,547,033)			500,547,371

Total Investments—99.2% (cost $2,816,997,584)			3,920,532,463

Other assets less liabilities—0.8%			33,155,647

Net Assets—100.0%			$3,953,688,110

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	3,896	June 2021	$176,631,325	$4,656,860

Hang Seng Index Futures	109	April 2021	19,850,812	92,916

MSCI Singapore IX ETS Futures	3,080	April 2021	81,957,033	464,189

Nikkei 225 (OSE) Futures	105	June 2021	27,671,258	394,412

OMXS 30 Index Futures	5,563	April 2021	139,322,625	2,036,131

28	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Russell 2000 E-Mini Futures	814	June 2021	$90,455,750	$(1,200,293)

S&P 500 E-Mini Futures	4,159	June 2021	825,020,830	14,835,717

S&P Mid 400 E-Mini Futures	233	June 2021	60,703,490	12,752

S&P/TSX 60 Index Futures	189	June 2021	33,420,530	7,580

TOPIX Index Futures	930	June 2021	164,120,117	1,873,872

U.S. T-Note 2 Yr (CBT) Futures	2,325	June 2021	513,189,257	(511,361)

U.S. T-Note 10 Yr (CBT) Futures	7,500	June 2021	982,031,250	(20,188,705)

U.S. Ultra Bond (CBT) Futures	1,275	June 2021	231,053,906	(9,765,851)

Sold Contracts

FTSE 100 Index Futures	1,079	June 2021	99,358,131	424,086

MSCI Emerging Markets Futures	1,424	June 2021	94,162,000	805,145

SPI 200 Futures	963	June 2021	123,724,203	(125,513)

				$(6,188,063)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	41,151	USD	32,900	04/22/2021	$152,989

Barclays Bank PLC	USD	48,875	NZD	67,321	05/27/2021	(1,863,237)

BNP Paribas SA	SEK	214,637	USD	25,198	04/15/2021	619,214

BNP Paribas SA	CAD	114,831	USD	91,369	04/22/2021	(10,179)

BNP Paribas SA	USD	53,899	CAD	68,181	04/22/2021	357,331

BNP Paribas SA	JPY	6,630,798	USD	61,004	05/20/2021	1,091,622

BNP Paribas SA	NZD	28,158	USD	20,155	05/27/2021	491,458

Citibank, NA	SEK	141,395	USD	16,996	04/15/2021	804,678

Citibank, NA	USD	149,296	CAD	189,295	04/22/2021	1,340,415

Citibank, NA	EUR	119,481	USD	142,638	05/27/2021	2,373,214

Deutsche Bank AG	AUD	36,574	USD	27,895	06/04/2021	107,802

Goldman Sachs Bank USA	CHF	83,276	USD	93,937	05/06/2021	5,757,001

Goldman Sachs Bank USA	USD	3,362	CHF	3,037	05/06/2021	(146,045)

JPMorgan Chase Bank, NA	GBP	5,702	USD	7,920	04/09/2021	58,890

JPMorgan Chase Bank, NA	GBP	81,679	USD	111,545	04/09/2021	(1,058,644)

JPMorgan Chase Bank, NA	USD	51,143	GBP	36,426	04/09/2021	(925,474)

JPMorgan Chase Bank, NA	NOK	132,072	USD	15,464	04/15/2021	22,939

JPMorgan Chase Bank, NA	SEK	773,879	USD	93,273	04/15/2021	4,654,594

JPMorgan Chase Bank, NA	USD	107,529	NOK	911,728	04/15/2021	(931,931)

JPMorgan Chase Bank, NA	USD	189,428	SEK	1,592,862	04/15/2021	(7,025,913)

JPMorgan Chase Bank, NA	CAD	95,869	USD	75,631	04/22/2021	(659,284)

JPMorgan Chase Bank, NA	CHF	23,569	USD	25,361	05/06/2021	404,222

JPMorgan Chase Bank, NA	JPY	7,692,390	USD	72,013	05/20/2021	2,509,323

Morgan Stanley & Co., Inc.	GBP	1,077	USD	1,467	04/09/2021	(17,545)

Morgan Stanley & Co., Inc.	USD	81,628	JPY	8,882,872	05/20/2021	(1,367,155)

Natwest Markets PLC	GBP	15,779	USD	21,567	04/09/2021	(186,224)

Natwest Markets PLC	JPY	2,590,597	USD	24,431	05/20/2021	1,024,160

2021 Semi-Annual Report	29

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Standard Chartered Bank	USD	40,669	JPY	4,310,283	05/20/2021	$(1,724,007)

State Street Bank & Trust Co.	USD	20,961	GBP	15,286	04/09/2021	111,702

State Street Bank & Trust Co.	USD	3,239	NOK	27,947	04/15/2021	28,549

State Street Bank & Trust Co.	USD	2,638	SEK	22,661	04/15/2021	(43,538)

State Street Bank & Trust Co.	USD	19,552	CAD	24,591	04/22/2021	17,855

State Street Bank & Trust Co.	USD	7,091	CHF	6,614	05/06/2021	(87,611)

State Street Bank & Trust Co.	USD	34,264	JPY	3,720,630	05/20/2021	(646,981)

State Street Bank & Trust Co.	USD	50,190	EUR	42,352	05/27/2021	(470,582)

UBS AG	USD	22,532	NOK	191,551	04/15/2021	(136,109)

						$4,627,499

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	79,261	06/18/2021	$(218,333)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2021 (Unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–23.2%
Canada–0.4%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	2,770	$2,362,994
1.50%, 12/01/2044		2,134	2,168,074

			4,531,068

France–0.5%
French Republic Government Bond OAT Series OATE 0.10%, 03/01/2026(a)	EUR	4,624	5,947,944

Germany–0.5%
Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(a)		4,605	5,959,980

United States–21.8%
U.S. Treasury Inflation Index 0.125%, 07/15/2022 (TIPS)(b)	U.S.$	21,139	21,964,801
0.125%, 01/15/2022–07/15/2030 (TIPS)		65,390	69,691,295
0.25%, 01/15/2025–07/15/2029 (TIPS)		36,280	39,518,632
0.375%, 07/15/2023–07/15/2027 (TIPS)(c)		39,396	43,210,112
0.50%, 01/15/2028 (TIPS)		2,190	2,436,936
0.625%, 07/15/2021–01/15/2026 (TIPS)		29,124	31,229,295
0.75%, 07/15/2028 (TIPS)		13,399	15,269,122
0.875%, 01/15/2029 (TIPS)		5,034	5,767,174
1.75%, 01/15/2028 (TIPS)		4,438	5,333,516
2.00%, 01/15/2026 (TIPS)		3,288	3,882,186
2.375%, 01/15/2025–01/15/2027 (TIPS)		5,568	6,731,614
2.50%, 01/15/2029 (TIPS)		6,115	7,816,200
3.875%, 04/15/2029 (TIPS)		3,500	4,906,781
U.S. Treasury Notes 0.125%, 01/15/2031		7,311	7,865,988

			265,623,652

Total Inflation-Linked Securities (cost $267,019,034)			282,062,644

CORPORATES—INVESTMENT GRADE–17.7%

Industrial–9.6%
Basic–1.0%
Alpek SAB de CV 3.25%, 02/25/2031(a)		1,289	1,269,987
4.25%, 09/18/2029(a)		478	506,232
	Principal Amount (000)		U.S. $ Value
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	U.S.$	228	$228,499
DuPont de Nemours, Inc. 4.205%, 11/15/2023		675	732,760
4.493%, 11/15/2025		675	763,931
Eastman Chemical Co. 3.80%, 03/15/2025		216	234,855
Equate Petrochemical BV 3.00%, 03/03/2022(a)		625	633,906
Fresnillo PLC 4.25%, 10/02/2050(a)		1,956	1,921,769
Glencore Finance Europe Ltd. 3.125%, 03/26/2026(a)	GBP	219	321,858
Glencore Funding LLC 4.125%, 05/30/2023(a)	U.S.$	225	240,387
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		276	299,201
GUSAP III LP 4.25%, 01/21/2030(a)		905	952,513
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		495	507,994
Inversiones CMPC SA 3.85%, 01/13/2030(a)		665	705,939
4.375%, 04/04/2027(a)		935	1,023,498
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		467	491,226
LyondellBasell Industries NV 5.75%, 04/15/2024		485	547,856
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		280	273,983
SABIC Capital II BV 4.00%, 10/10/2023(a)		467	502,463
Suzano Austria GmbH 3.75%, 01/15/2031		384	396,441

			12,555,298

Capital Goods–0.1%
General Electric Co. 1.875%, 05/28/2027	EUR	102	130,185
Raytheon Technologies Corp. 3.95%, 08/16/2025	U.S.$	460	511,230
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		210	222,921
4.40%, 03/15/2024		210	228,365

			1,092,701

Communications—Media–0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		36	39,716
4.80%, 03/01/2050		167	179,804
5.125%, 07/01/2049		517	583,631
5.375%, 05/01/2047		140	162,450
5.75%, 04/01/2048		130	157,700

2021 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Comcast Corp. 3.45%, 02/01/2050	U.S.$	261	$268,084
Cox Communications, Inc. 2.95%, 06/30/2023(a)		213	222,489
Fox Corp. 4.709%, 01/25/2029		800	922,176
Prosus NV 3.68%, 01/21/2030(a)		1,628	1,682,945
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		930	933,022
2.39%, 06/03/2030(a)		460	443,375
3.24%, 06/03/2050(a)		525	481,599
Time Warner Cable LLC 4.50%, 09/15/2042		494	527,923
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		694	791,646
ViacomCBS, Inc. 3.375%, 02/15/2028		251	267,001
3.70%, 06/01/2028		212	229,717
4.95%, 01/15/2031		264	311,852
Weibo Corp. 3.375%, 07/08/2030		2,373	2,347,515

			10,552,645

Communications—Telecommunications–0.6%
AT&T, Inc. 2.75%, 06/01/2031		240	239,093
3.50%, 09/15/2053(a)		1,499	1,386,230
3.65%, 09/15/2059(a)		352	322,179
Series B 2.875%, 03/02/2025(d)	EUR	400	468,545
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	466	720,431
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		1,145	1,231,756
Verizon Communications, Inc. 2.987%, 10/30/2056(a)		413	363,333
3.40%, 03/22/2041		1,641	1,666,813
4.862%, 08/21/2046		368	443,378
5.012%, 04/15/2049		37	45,697

			6,887,455

Consumer Cyclical—Automotive–0.7%
General Motors Co. 6.125%, 10/01/2025		169	199,080
6.80%, 10/01/2027		239	297,154
General Motors Financial Co., Inc. 5.10%, 01/17/2024		498	550,952
5.25%, 03/01/2026		339	388,446
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(a)	EUR	850	1,013,601
3.35%, 06/08/2025(a)	U.S.$	1,669	1,751,916
Lear Corp. 3.50%, 05/30/2030		411	430,329
3.80%, 09/15/2027		597	650,970
	Principal Amount (000)		U.S. $ Value
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	2,205	$2,402,060
Volkswagen Bank GmbH 1.25%, 06/10/2024(a)	EUR	500	607,799
Volkswagen Leasing GmbH 2.625%, 01/15/2024(a)		228	286,204

			8,578,511

Consumer Cyclical—Other–0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025	U.S.$	723	742,167
3.20%, 08/08/2024		137	142,842
3.50%, 08/18/2026		313	326,522
3.90%, 08/08/2029		877	901,047
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		77	88,226

			2,200,804

Consumer Cyclical—Retailers–0.4%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		308	303,115
3.90%, 04/15/2030		459	498,488
AutoNation, Inc. 4.75%, 06/01/2030		172	198,219
Falabella SA 3.75%, 10/30/2027(a)		420	452,157
InRetail Consumer 3.25%, 03/22/2028(a)		602	600,872
Ralph Lauren Corp. 2.95%, 06/15/2030		1,542	1,593,287
Ross Stores, Inc. 4.70%, 04/15/2027		1,186	1,353,071

			4,999,209

Consumer Non-Cyclical–1.6%
AbbVie, Inc. 2.95%, 11/21/2026		410	436,453
Altria Group, Inc. 3.125%, 06/15/2031	EUR	768	1,038,034
3.40%, 05/06/2030	U.S.$	985	1,028,507
4.80%, 02/14/2029		200	229,522
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		520	589,191
5.55%, 01/23/2049		1,720	2,218,129
Banner Health 1.897%, 01/01/2031		310	294,237
BAT Capital Corp. 2.259%, 03/25/2028		1,614	1,587,385
2.726%, 03/25/2031		313	304,204
4.70%, 04/02/2027		625	704,069
4.906%, 04/02/2030		170	193,927
BAT Netherlands Finance BV 3.125%, 04/07/2028(a)	EUR	520	695,366
Baxalta, Inc. 3.60%, 06/23/2022	U.S.$	56	57,720

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Biogen, Inc. 4.05%, 09/15/2025	U.S.$	563	$625,600
Cencosud SA 5.15%, 02/12/2025(a)		997	1,112,590
Cigna Corp. 3.40%, 03/01/2027		522	566,991
3.75%, 07/15/2023		94	100,471
4.125%, 11/15/2025		320	356,982
4.375%, 10/15/2028		416	476,141
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		520	475,962
2.75%, 01/22/2030		447	449,235
CVS Health Corp. 4.30%, 03/25/2028		81	91,945
5.05%, 03/25/2048		1,155	1,417,797
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	422	497,443
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	U.S.$	497	486,439
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		285	306,609
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		207	224,401
Sutter Health Series 20A 1.321%, 08/15/2025		337	335,612
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		676	738,990
Tyson Foods, Inc. 3.95%, 08/15/2024		630	688,880
4.00%, 03/01/2026		65	72,087
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026		745	821,333
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		90	96,338

			19,318,590

Energy–2.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		1,017	1,088,119
Boardwalk Pipelines LP 3.40%, 02/15/2031		559	562,762
4.80%, 05/03/2029		465	515,136
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,736	1,549,518
BP Capital Markets PLC 1.573%, 02/16/2027(a)	EUR	202	255,739
3.25%, 03/22/2026(a)(d)		565	710,639
Cenovus Energy, Inc. 4.25%, 04/15/2027	U.S.$	54	58,400
5.375%, 07/15/2025		406	456,880
Chevron USA, Inc. 3.85%, 01/15/2028		173	192,852
3.90%, 11/15/2024		675	743,654
5.25%, 11/15/2043		816	1,062,750
	Principal Amount (000)		U.S. $ Value
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)	U.S.$	451	$472,559
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,171	1,677,445
Energy Transfer Operating LP 4.75%, 01/15/2026		510	566,355
5.50%, 06/01/2027		375	432,574
6.25%, 04/15/2049		1,125	1,326,938
Eni SpA 4.25%, 05/09/2029(a)		775	865,985
Series NC5. 2.625%, 10/13/2025(a)(d)	EUR	483	592,441
Enterprise Products Operating LLC 3.70%, 02/15/2026	U.S.$	912	1,001,130
Husky Energy, Inc. 4.40%, 04/15/2029		2,263	2,417,812
Marathon Oil Corp. 3.85%, 06/01/2025		341	365,920
Marathon Petroleum Corp. 5.125%, 12/15/2026		269	313,560
6.50%, 03/01/2041		240	318,194
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,046	1,104,838
ONEOK, Inc. 4.00%, 07/13/2027		263	285,323
4.35%, 03/15/2029		333	363,060
4.55%, 07/15/2028		518	572,877
6.35%, 01/15/2031		650	815,504
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		83	82,990
3.80%, 09/15/2030		177	180,312
4.50%, 12/15/2026		189	207,503
4.65%, 10/15/2025		217	238,199
Saudi Arabian Oil Co. 1.625%, 11/24/2025(a)		380	381,752
2.25%, 11/24/2030(a)		536	514,319
2.875%, 04/16/2024(a)		440	462,009
Spectra Energy Partners LP 3.50%, 03/15/2025		675	724,856
Suncor Energy, Inc. 6.80%, 05/15/2038		436	594,953
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		407	437,407
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		438	436,686
4.00%, 08/15/2026(a)		363	386,595
TOTAL SE 2.625%, 02/26/2025(a)(d)	EUR	358	443,299
TransCanada PipeLines Ltd. 6.10%, 06/01/2040	U.S.$	1,255	1,650,739
Valero Energy Corp. 2.70%, 04/15/2023		561	582,492
6.625%, 06/15/2037		120	155,953

			28,169,028

2021 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)	U.S.$	668	$728,120

Services–0.4%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		2,429	2,310,999
Booking Holdings, Inc. 0.50%, 03/08/2028	EUR	160	188,857
4.625%, 04/13/2030	U.S.$	1,321	1,535,492
Expedia Group, Inc. 6.25%, 05/01/2025(a)		51	58,973
Mastercard, Inc. 3.30%, 03/26/2027		384	422,247

			4,516,568

Technology–0.9%
Apple, Inc. 2.40%, 08/20/2050		596	519,557
Baidu, Inc. 3.075%, 04/07/2025		496	521,360
3.425%, 04/07/2030		401	419,045
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		220	233,576
Broadcom, Inc. 4.11%, 09/15/2028		1,090	1,190,116
4.15%, 11/15/2030		1,005	1,084,365
5.00%, 04/15/2030		713	812,620
Dell International LLC/EMC Corp. 5.45%, 06/15/2023(a)		33	36,064
6.02%, 06/15/2026(a)		551	651,982
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	126	151,946
Fiserv, Inc. 1.125%, 07/01/2027		526	644,999
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	U.S.$	680	775,118
Infor, Inc. 1.75%, 07/15/2025(a)		398	401,817
Micron Technology, Inc. 4.185%, 02/15/2027		1,417	1,573,536
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		132	138,477
Oracle Corp. 2.50%, 04/01/2025		973	1,020,580
3.95%, 03/25/2051		1,046	1,079,954
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	443,313

			11,698,425

Transportation—Airlines–0.2%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		411	473,238
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		488	521,104
4.75%, 10/20/2028(a)		563	612,555
	Principal Amount (000)		U.S. $ Value
Southwest Airlines Co. 5.25%, 05/04/2025	U.S.$	605	$688,308

			2,295,205

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		422	446,265

Transportation—Services–0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		245	258,245
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	1,122,739
Heathrow Funding Ltd. 6.75%, 12/03/2026(a)	GBP	414	719,058

			2,100,042

			116,138,866

Financial Institutions–7.5%
Banking–5.2%
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 05/15/2021(d)(e)	U.S.$	117	117,017
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(d)(e)		521	517,900
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		1,405	1,573,937
Banco de Credito del Peru 3.125%, 07/01/2030(a)		1,095	1,093,193
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		537	602,944
Banco Santander SA 2.749%, 12/03/2030		200	190,142
5.179%, 11/19/2025		1,800	2,045,232
Bank of America Corp. 1.776%, 05/04/2027(a)	EUR	928	1,171,366
Series DD 6.30%, 03/10/2026(d)	U.S.$	223	255,688
Series L 3.95%, 04/21/2025		1,429	1,566,541
Series Z 6.50%, 10/23/2024(d)		189	212,241
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		236	255,805
Barclays Bank PLC 6.86%, 06/15/2032(a)(d)		205	283,412
BBVA USA 2.875%, 06/29/2022		510	524,479

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
BNP Paribas SA 1.323%, 01/13/2027(a)	U.S.$	575	$562,873
6.75%, 03/14/2022(a)(d)		660	686,209
BPCE SA 4.625%, 07/11/2024(a)		250	276,162
5.15%, 07/21/2024(a)		535	599,596
5.70%, 10/22/2023(a)		480	536,126
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	600	703,113
Capital One Financial Corp. 2.60%, 05/11/2023	U.S.$	486	505,731
3.30%, 10/30/2024		628	677,154
Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(d)(e)		709	708,674
CIT Group, Inc. 5.25%, 03/07/2025		565	636,919
CITIC Ltd. 2.85%, 02/25/2030(a)		626	620,327
Citigroup, Inc. 1.50%, 07/24/2026(a)	EUR	370	457,434
4.45%, 09/29/2027	U.S.$	1,029	1,157,316
5.95%, 01/30/2023(d)		491	515,303
Series P 5.95%, 05/15/2025(d)		367	398,199
Series Q 4.289% (LIBOR 3 Month + 4.10%), 05/15/2021(d)(e)		915	913,755
Series R 4.672% (LIBOR 3 Month + 4.48%), 05/15/2021(d)(e)		416	416,520
Series W 4.00%, 12/10/2025(d)		574	578,942
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(d)	EUR	600	719,557
3.95%, 11/09/2022	U.S.$	285	300,034
4.375%, 08/04/2025		470	520,755
Credit Agricole SA/London 3.375%, 01/10/2022(a)		355	363,271
Credit Suisse Group AG 2.193%, 06/05/2026(a)		263	266,816
4.194%, 04/01/2031(a)		593	644,911
Danske Bank A/S 3.244%, 12/20/2025(a)		350	372,589
3.875%, 09/12/2023(a)		542	580,601
5.375%, 01/12/2024(a)		1,030	1,148,440
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		272	272,525
2.222%, 09/18/2024		229	234,748
3.961%, 11/26/2025		455	492,347
Discover Bank 4.682%, 08/09/2028		300	320,079
DNB Bank ASA 6.50%, 03/26/2022(a)(d)		800	830,648
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		518	551,379
	Principal Amount (000)		U.S. $ Value
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(a)	EUR	705	$855,698
HSBC Holdings PLC 4.041%, 03/13/2028	U.S.$	305	334,439
4.292%, 09/12/2026		561	621,246
6.375%, 03/30/2025(d)		949	1,046,889
ING Groep NV 1.726%, 04/01/2027		252	252,202
2.727%, 04/01/2032		1,304	1,302,801
3.00%, 02/18/2026(a)	GBP	400	595,059
6.50%, 04/16/2025(d)	U.S.$	201	221,426
6.875%, 04/16/2022(a)(d)		835	869,093
Intesa Sanpaolo SpA 3.125%, 07/14/2022(a)		436	448,522
3.375%, 01/12/2023(a)		600	625,590
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	735	898,834
2.083%, 04/22/2026	U.S.$	646	663,552
Series I 3.682% (LIBOR 3 Month + 3.47%), 04/30/2021(d)(e)		609	606,997
Series V 3.558% (LIBOR 3 Month + 3.32%), 07/01/2021(d)(e)		549	544,696
Series X 6.10%, 10/01/2024(d)		360	389,182
Series Z 4.005% (LIBOR 3 Month + 3.80%), 05/01/2021(d)(e)		601	601,379
Morgan Stanley 3.591%, 07/22/2028		875	953,514
3.737%, 04/24/2024		503	534,553
5.00%, 11/24/2025		302	347,073
Series G 1.375%, 10/27/2026	EUR	430	535,374
1.75%, 03/11/2024		268	330,941
3.70%, 10/23/2024	U.S.$	905	991,319
Series H 3.851% (LIBOR 3 Month + 3.61%), 07/15/2021(d)(e)		147	146,879
Series J 4.051% (LIBOR 3 Month + 3.81%), 04/15/2021(d)(e)		1,584	1,584,539
Natwest Group PLC 8.625%, 08/15/2021(d)		1,335	1,370,618
Series U 2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		1,300	1,286,259
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(d)		56	56,856
Santander Holdings USA, Inc. 4.40%, 07/13/2027		358	395,744
Societe Generale SA 4.25%, 04/14/2025–08/19/2026(a)		939	1,018,275
4.75%, 11/24/2025(a)		416	460,504

2021 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Standard Chartered PLC 1.722% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(d)(e)	U.S.$	1,100	$1,031,635
4.30%, 02/19/2027(a)		719	778,634
5.20%, 01/26/2024(a)		750	823,702
7.50%, 04/02/2022(a)(d)		557	582,795
State Street Corp. 2.901%, 03/30/2026		70	74,525
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,295	1,412,223
UBS AG/Stamford CT 7.625%, 08/17/2022		280	305,270
UBS Group AG 7.00%, 02/19/2025(a)(d)		400	460,400
7.125%, 08/10/2021(a)(d)		1,263	1,286,820
UniCredit SpA 2.569%, 09/22/2026(a)		2,270	2,280,805
US Bancorp Series I 3.727% (LIBOR 3 Month + 3.49%), 04/15/2021(d)(e)		198	197,754
Series J 5.30%, 04/15/2027(d)		423	463,189
Wells Fargo & Co. 1.338%, 05/04/2025(a)	EUR	215	261,895
1.375%, 10/26/2026(a)		278	344,701
2.188%, 04/30/2026	U.S.$	508	524,057
3.75%, 01/24/2024		522	564,433
3.90%, 03/15/2026(d)		389	393,217
4.125%, 08/15/2023		875	946,558

			62,601,616

Brokerage–0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		478	528,448
Series I 4.00%, 06/01/2026(d)		1,867	1,895,995

			2,424,443

Finance–1.2%
Air Lease Corp. 2.875%, 01/15/2026		583	603,399
3.625%, 04/01/2027		96	101,389
3.875%, 07/03/2023		114	121,227
4.25%, 02/01/2024		453	491,338
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,492	1,423,115
4.125%, 05/01/2024		331	349,684
4.25%, 06/15/2026		104	109,515
4.40%, 09/25/2023		834	889,094
5.00%, 04/01/2023		60	63,969
5.25%, 08/11/2025(a)		849	925,003
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		604	588,531
2.875%, 01/20/2022(a)		109	110,551
	Principal Amount (000)		U.S. $ Value
3.50%, 11/01/2027(a)	U.S.$	267	$274,527
3.875%, 05/01/2023(a)		584	610,051
4.125%, 08/01/2025(a)		12	12,783
4.375%, 01/30/2024(a)		290	308,418
4.875%, 10/01/2025(a)		271	295,788
5.50%, 12/15/2024(a)		828	928,105
CDBL Funding 1 3.50%, 10/24/2027(a)		850	901,532
GE Capital European Funding UnLtd. Co. 4.625%, 02/22/2027	EUR	400	585,656
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	2,119	2,402,522
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		207	236,883
Synchrony Financial 3.95%, 12/01/2027		242	260,791
4.50%, 07/23/2025		1,238	1,371,245

			13,965,116

Insurance–0.6%
Alleghany Corp. 3.625%, 05/15/2030		1,561	1,683,164
ASR Nederland NV 3.375%, 05/02/2049(a)	EUR	219	286,723
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)		331	474,580
Centene Corp. 4.25%, 12/15/2027	U.S.$	303	318,487
4.625%, 12/15/2029		365	395,145
CNP Assurances 4.50%, 06/10/2047(a)	EUR	600	844,907
Credit Agricole Assurances SA 4.25%, 01/13/2025(a)(d)		400	522,630
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	423	491,894
Liberty Mutual Group, Inc. 3.625%, 05/23/2059(a)	EUR	365	436,588
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	420	682,253
Prudential Financial, Inc. 5.875%, 09/15/2042		189	199,707
Voya Financial, Inc. 5.65%, 05/15/2053		895	955,725

			7,291,803

Other Finance–0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		454	492,721
China Cinda 2020 I Management Ltd. 3.125%, 03/18/2030(a)		870	874,622

			1,367,343

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
REITS–0.2%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	227	$268,205
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		820	1,058,285
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	U.S.$	25	26,381
Rexford Industrial Realty LP 2.125%, 12/01/2030		517	482,945
WPC Eurobond BV 1.35%, 04/15/2028	EUR	240	290,694
2.125%, 04/15/2027		601	762,741

			2,889,251

			90,539,572

Utility–0.6%
Electric–0.6%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)	U.S.$	328	349,989
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		731	756,329
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		209	283,414
Chile Electricity Pec SpA Zero Coupon 01/25/2028(a)		910	738,238
Colbun SA 3.15%, 03/06/2030(a)		1,115	1,140,784
E.ON International Finance BV 1.25%, 10/19/2027(a)	EUR	201	250,947
Enel Chile SA 4.875%, 06/12/2028	U.S.$	756	873,416
Enel Finance International NV 2.65%, 09/10/2024(a)		865	910,378
Iberdrola International BV Series NC6 1.45%, 11/09/2026(a)(d)	EUR	200	235,835
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)	U.S.$	776	873,562
Naturgy Finance BV 4.125%, 11/18/2022(a)(d)	EUR	400	493,782
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	U.S.$	201	213,104
SSE PLC 1.375%, 09/04/2027(a)	EUR	135	169,355
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(a)	U.S.$	544	592,281

			7,881,414

Total Corporates—Investment Grade (cost $207,347,825)			214,559,852

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–13.8%
Australia–1.1%
Australia Government Bond Series 144 3.75%, 04/21/2037(a)	AUD	2,900	$2,628,873
Series 145 2.75%, 06/21/2035(a)		1,875	1,523,135
Series 150 3.00%, 03/21/2047(a)		4,135	3,319,479
Series 160 1.00%, 12/21/2030(a)		1,670	1,182,384
Series 161 0.25%, 11/21/2025(a)		3,774	2,811,991
Series 164 0.50%, 09/21/2026(a)		1,770	1,316,265

			12,782,127

Austria–0.2%
Republic of Austria Government Bond 0.75%, 02/20/2028(a)	EUR	2,255	2,851,842

Canada–0.1%
Canadian Government Bond 0.25%, 03/01/2026	CAD	1,580	1,211,836

China–0.8%
China Government Bond Series INBK 3.27%, 11/19/2030	CNY	34,900	5,349,422
3.39%, 03/16/2050		31,520	4,478,417

			9,827,839

Colombia–0.1%
Colombian TES Series B 5.75%, 11/03/2027	COP	4,470,000	1,186,771

France–0.1%
French Republic Government Bond OAT 0.50%, 06/25/2044(a)	EUR	1,259	1,446,606

Germany–0.8%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/2030–08/15/2050(a)		2,900	3,400,763
Series 2007 4.25%, 07/04/2039(a)		2,049	4,277,672
Series 3 4.75%, 07/04/2034(a)		1,070	2,086,664

			9,765,099

Italy–1.0%
Italy Buoni Poliennali Del Tesoro 0.95%, 09/15/2027(a)		6,000	7,353,744
1.50%, 04/30/2045(a)		2,505	2,948,189
1.80%, 03/01/2041(a)		1,058	1,332,232

			11,634,165

2021 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Japan–2.1%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	1,210,150	$10,969,549
Series 360 0.10%, 09/20/2030		153,450	1,388,042
Japan Government Thirty Year Bond Series 36 2.00%, 03/20/2042		35,600	416,262
Series 62 0.50%, 03/20/2049		161,750	1,408,134
Series 65 0.40%, 12/20/2049		248,150	2,089,749
Series 68 0.60%, 09/20/2050		296,000	2,626,079
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		176,850	1,863,981
Series 150 1.40%, 09/20/2034		387,400	4,031,444
Series 171 0.30%, 12/20/2039		112,650	989,194

			25,782,434

Malaysia–0.2%
Malaysia Government Bond Series 0117 3.882%, 03/10/2022	MYR	6,236	1,530,914
Series 0310 4.498%, 04/15/2030		4,736	1,234,517

			2,765,431

Mexico–0.1%
Mexican Bonos Series M 7.75%, 05/29/2031	MXN	11,735	611,811

Netherlands–0.3%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	2,755	3,384,833

Spain–0.2%
Spain Government Bond
1.20%, 10/31/2040(a)		1,615	1,970,633
4.20%, 01/31/2037(a)		492	876,715

			2,847,348

United Kingdom–0.5%
United Kingdom Gilt
0.625%, 10/22/2050(a)	GBP	782	877,674
1.25%, 10/22/2041(a)		1,135	1,532,211
1.75%, 09/07/2037(a)		2,663	3,936,491

			6,346,376

United States–6.2%
U.S. Treasury Bonds 1.125%, 05/15/2040–08/15/2040	U.S.$	9,220	7,483,598
1.25%, 05/15/2050		1,210	910,147
	Principal Amount (000)		U.S. $ Value
1.625%, 11/15/2050	U.S.$	130	$107,941
1.875%, 02/15/2051		6,053	5,350,284
2.00%, 02/15/2050		215	196,020
2.25%, 08/15/2046–08/15/2049		1,444	1,394,909
2.375%, 11/15/2049		450	445,711
2.875%, 05/15/2049		905	990,834
3.375%, 11/15/2048		495	592,685
3.50%, 02/15/2039		188	224,748
3.625%, 08/15/2043		1,873	2,291,009
4.375%, 11/15/2039(c)		5,290	7,052,231
U.S. Treasury Notes 0.125%, 08/31/2022(b)(c)		12,737	12,737,000
0.25%, 05/31/2025		5,615	5,506,209
0.875%, 11/15/2030		1,011	934,227
1.50%, 02/15/2030(c)		3,867	3,816,850
1.625%, 10/31/2026		5,260	5,408,759
1.75%, 11/30/2021(b)(c)		8,919	9,019,339
2.125%, 05/31/2026		8,435	8,920,012
2.75%, 02/15/2028		2,236	2,437,240

			75,819,753

Total Governments—Treasuries (cost $170,386,265)			168,264,271

COLLATERALIZED MORTGAGE OBLIGATIONS–4.6%
Risk Share Floating Rate–3.9%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.959% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(e)		360	362,165
Series 2019-1A, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		1,469	1,453,944
Series 2019-2A, Class M1C 2.109% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(e)		829	832,448
Series 2019-3A, Class M1B 1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(e)		1,011	1,015,404
Series 2019-3A, Class M1C 2.059% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		441	439,338
Series 2019-4A, Class M1B 2.109% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(e)		910	911,217
Series 2019-4A, Class M1C 2.609% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(e)		235	236,181
Series 2019-4A, Class M2 2.959% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		330	330,001
Series 2020-2A, Class M1B 3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(e)		584	588,384

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2020-3A, Class M1B 2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(e)	U.S.$	392	$395,643
Series 2020-4A, Class M2A 2.709% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(e)		570	570,000
Series 2021-1A, Class M1C 2.967% (SOFR + 2.95%), 03/25/2031(a)(e)		602	599,654
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(e)		188	190,973
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.509% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(e)		287	287,558
Series 2019-R02, Class 1M2 2.409% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		308	308,184
Series 2019-R03, Class 1M2 2.259% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		193	193,118
Series 2019-R04, Class 2M2 2.209% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(e)		285	285,721
Series 2019-R05, Class 1M2 2.109% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(e)		263	263,117
Series 2019-R06, Class 2M2 2.209% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(e)		634	635,281
Series 2019-R07, Class 1M2 2.209% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(e)		924	925,141
Series 2020-R01, Class 1M2 2.159% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(e)		910	908,680
Series 2020-R02, Class 2M1 0.859% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(e)		84	84,217
Series 2020-R02, Class 2M2 2.109% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(e)		750	747,680
Eagle RE Ltd. Series 2018-1, Class M1 1.809% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(e)		208	208,593
Series 2018-1, Class M2 3.109% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(e)		295	297,571
Series 2020-1, Class M1A 1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(e)		1,045	1,041,989
	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(e)	U.S.$	221	$220,046
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		281	286,824
Series 2015-DNA3, Class M3 4.809% (LIBOR 1 Month + 4.70%), 04/25/2028(e)		284	294,161
Series 2015-HQA2, Class M3 4.909% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		419	434,838
Series 2016-DNA2, Class M3 4.759% (LIBOR 1 Month + 4.65%), 10/25/2028(e)		488	510,251
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(e)		1,182	1,228,142
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(e)		434	449,347
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		1,040	1,059,743
Series 2017-HQA1, Class M2 3.659% (LIBOR 1 Month + 3.55%), 08/25/2029(e)		507	519,436
Series 2017-HQA2, Class M2 2.759% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		230	231,463
Series 2017-HQA2, Class M2B 2.759% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		975	979,430
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(e)		994	1,006,945
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)		131	130,771
Series 2019-DNA4, Class M2 2.059% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		788	786,957
Series 2019-FTR2, Class M2 2.259% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(e)		482	477,773
Series 2019-HQA3, Class M2 1.959% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(e)		195	193,948
Series 2020-DNA1, Class M2 1.809% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		891	888,391
Series 2020-DNA5, Class M2 2.817% (SOFR + 2.80%), 10/25/2050(a)(e)		1,611	1,620,197

2021 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(e)	U.S.$	411	$423,695
Series 2014-C04, Class 2M2 5.109% (LIBOR 1 Month + 5.00%), 11/25/2024(e)		260	262,269
Series 2015-C01, Class 1M2 4.409% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		817	827,065
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		97	97,038
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		486	492,012
Series 2015-C02, Class 2M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		303	306,770
Series 2015-C03, Class 1M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		549	563,222
Series 2015-C03, Class 2M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		325	329,020
Series 2015-C04, Class 1M2 5.809% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		473	501,223
Series 2015-C04, Class 2M2 5.659% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		266	280,865
Series 2016-C01, Class 2M2 7.059% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		94	99,726
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(e)		350	368,648
Series 2016-C03, Class 2M2 6.009% (LIBOR 1 Month + 5.90%), 10/25/2028(e)		336	355,206
Series 2016-C04, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 01/25/2029(e)		215	223,808
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		1,138	1,184,160
Series 2016-C06, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		240	249,590
Series 2016-C07, Class 2M2 4.459% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		253	263,562
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(e)		864	889,870
	Principal Amount (000)		U.S. $ Value
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(e)	U.S.$	539	$553,309
Series 2017-C02, Class 2M2C 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		1,070	1,098,700
Series 2017-C04, Class 2M2 2.959% (LIBOR 1 Month + 2.85%), 11/25/2029(e)		462	467,676
Series 2018-C01, Class 1M2 2.359% (LIBOR 1 Month + 2.25%), 07/25/2030(e)		253	253,088
Home Re Ltd. Series 2020-1, Class M1B 3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(e)		873	889,305
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(f)		40	39,496
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(e)		875	876,301
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.709% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(e)		1,626	1,651,610
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.128% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(e)		428	406,686
Series 2019-2R, Class A 2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		675	668,077
Series 2019-3R, Class A 2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(e)		182	182,394
Series 2020-1R, Class A 2.465% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		401	398,599
Radnor RE Ltd. Series 2019-1, Class M1B 2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		809	811,346
Series 2019-2, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(e)		1,148	1,147,378
Series 2020-1, Class M1A 1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(e)		417	416,974
RMIR M1C Series 2020-2, Class M1C 4.709% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(e)		654	666,585

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
STACR Trust Series 2018-DNA3, Class M2 2.209% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(e)	U.S.$	483	$481,649
Triangle Re Ltd. Series 2021-1, Class M1B 3.107% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(e)		868	867,566
Series 2020-1, Class M1B 4.009% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(e)		1,870	1,899,874
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(f)		266	260,711
Series 2015-WF1, Class 2M2 5.609% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(f)		83	81,580

			47,267,518

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 6.044% (6.15%–LIBOR 1 Month), 06/15/2047(e)(g)		2,039	487,525
Series 4719, Class JS 6.044% (6.15%–LIBOR 1 Month), 09/15/2047(e)(g)		744	143,973
Series 4727, Class SA 6.094% (6.20%–LIBOR 1 Month), 11/15/2047(e)(g)		2,070	447,365
Series 4954, Class SL 5.941% (6.05%–LIBOR 1 Month), 02/25/2050(e)(g)		2,576	481,774
Series 4981, Class HS 5.991% (6.10%–LIBOR 1 Month), 06/25/2050(e)(g)		6,483	1,099,874
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.431% (6.54%–LIBOR 1 Month), 12/25/2041(e)(g)		949	187,981
Series 2014-17, Class SA 5.941% (6.05%–LIBOR 1 Month), 04/25/2044(e)(g)		2,638	645,538
Series 2014-78, Class SE 5.991% (6.10%–LIBOR 1 Month), 12/25/2044(e)(g)		783	150,794
Series 2016-77, Class DS 5.891% (6.00%–LIBOR 1 Month), 10/25/2046(e)(g)		1,835	392,782
Series 2017-62, Class AS 6.041% (6.15%–LIBOR 1 Month), 08/25/2047(e)(g)		928	194,624
	Principal Amount (000)		U.S. $ Value
Series 2017-81, Class SA 6.091% (6.20%–LIBOR 1 Month), 10/25/2047(e)(g)	U.S.$	822	$193,290
Series 2017-97, Class LS 6.091% (LIBOR 1 Month + 6.20%), 12/25/2047(e)(g)		1,566	389,015
Series 2017-97, Class SW 6.091% (6.20%–LIBOR 1 Month), 12/25/2047(e)(g)		824	186,148
Series 2020-26, Class GS 5.891% (6.00%–LIBOR 1 Month), 05/25/2050(e)(g)		1,540	266,786
Government National Mortgage Association Series 2017-122, Class SA 6.089% (6.20%–LIBOR 1 Month), 08/20/2047(e)(g)		906	200,720
Series 2017-134, Class SE 6.089% (6.20%–LIBOR 1 Month), 09/20/2047(e)(g)		743	149,088
Series 2017-65, Class ST 6.039% (6.15%–LIBOR 1 Month), 04/20/2047(e)(g)		1,021	223,986

			5,841,263

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(h)		4,598	838,824
Series 5015, Class BI 4.00%, 09/25/2050(h)		3,537	653,708
Series 5049, Class CI 3.50%, 12/25/2050(h)		3,891	583,798
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(h)		7,552	1,252,698

			3,329,028

Total Collateralized Mortgage Obligations (cost $55,354,244)			56,437,809

MORTGAGE PASS-THROUGHS–4.2%
Agency Fixed Rate 30-Year–4.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049–11/01/2049		1,829	1,964,684
4.00%, 06/01/2049		644	702,368
Series 2020 2.50%, 07/01/2050		559	577,766
3.50%, 01/01/2050		1,780	1,923,781
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		796	879,248

2021 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2017 4.00%, 07/01/2044	U.S.$	602	$665,019
Series 2018 4.50%, 03/01/2048–11/01/2048		1,002	1,104,845
5.00%, 11/01/2048		321	360,516
Series 2019 4.50%, 02/01/2049		573	635,613
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037		200	232,345
Series 2010 4.00%, 12/01/2040		353	387,144
Series 2012 3.50%, 02/01/2042–01/01/2043		4,049	4,393,997
Series 2013 3.50%, 03/01/2043–04/01/2043		1,980	2,149,006
4.00%, 10/01/2043		990	1,091,585
Series 2014 5.50%, 09/01/2041		547	634,363
Series 2015 3.00%, 05/01/2045–08/01/2045		1,287	1,353,612
Series 2018 3.50%, 03/01/2048–04/01/2048		2,587	2,775,000
4.50%, 09/01/2048		2,685	2,961,407
Series 2019 3.50%, 11/01/2049		1,419	1,516,800
Series 2020 2.50%, 07/01/2050		3,167	3,286,307
3.50%, 01/01/2050		2,041	2,195,537
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		485	511,644
Uniform Mortgage-Backed Security Series 2021 2.50%, 04/01/2051, TBA		1,450	1,486,816
2.00%, 04/01/2051, TBA		3,415	3,404,595
2.50%, 04/01/2051, TBA		4,800	4,921,875
2.50%, 04/01/2051, TBA		5,795	5,942,139

			48,058,012

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028–06/01/2028		58	60,543
Series 2014 2.50%, 09/01/2029		151	157,328
Series 2016 2.50%, 11/01/2031–01/01/2032		2,452	2,564,462
Series 2017 2.50%, 02/01/2032		118	123,253

			2,905,586

Total Mortgage Pass-Throughs (cost $49,963,054)			50,963,598

	Shares		U.S. $ Value

INVESTMENT COMPANIES–3.9%
Funds and Investment Trusts–3.9%
AB All Market Real Return Portfolio–Class Z(i)(j) (cost $46,741,149)		5,123,656	$47,188,876

	Principal Amount (000)

CORPORATES—NON-INVESTMENT GRADE–3.7%

Industrial–2.9%
Basic–0.4%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)	U.S.$	1,222	1,191,572
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	709	831,735
3.375%, 01/15/2026(a)	U.S.$	306	305,676
Ingevity Corp. 3.875%, 11/01/2028(a)		1,125	1,091,182
Solvay SA 2.50%, 12/02/2025(d)	EUR	300	360,148
SPCM SA 2.00%, 02/01/2026(a)		311	370,735
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(a)		447	524,197

			4,675,245

Capital Goods–0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/2028(a)		500	586,496
3.25%, 09/01/2028(a)	U.S.$	652	644,633
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		861	834,051
Rolls-Royce PLC 0.875%, 05/09/2024(a)	EUR	531	600,000
Silgan Holdings, Inc. 2.25%, 06/01/2028		122	143,427
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	864	915,952
Vertical Midco GmbH 4.375%, 07/15/2027(a)	EUR	605	745,908

			4,470,467

Communications—Media–0.3%
Cable One, Inc. 4.00%, 11/15/2030(a)	U.S.$	792	783,177
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(a)		725	733,019
CSC Holdings LLC 6.75%, 11/15/2021		285	293,193
Netflix, Inc.
3.625%, 05/15/2027	EUR	275	369,254
4.625%, 05/15/2029		260	378,438
5.875%, 11/15/2028	U.S.$	1,118	1,352,747

			3,909,828

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Communications—Telecommunications–0.3%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)	U.S.$	1,285	$1,253,877
T-Mobile USA, Inc.
2.625%, 04/15/2026		538	545,537
2.875%, 02/15/2031		686	663,135
3.375%, 04/15/2029		567	573,680
Telecom Italia SpA/Milano 1.625%, 01/18/2029(a)	EUR	153	175,530
Telefonica Europe BV 3.75%, 03/15/2022(a)(d)		400	482,496

			3,694,255

Consumer Cyclical—Automotive–0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)	U.S.$	1,262	1,225,465
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	385	467,549
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	475	529,639
Tenneco, Inc. 5.00%, 07/15/2024(a)	EUR	260	312,525

			2,535,178

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 11.50%, 04/01/2023(a)	U.S.$	170	194,040
Carnival PLC 1.00%, 10/28/2029	EUR	490	442,075
Mattel, Inc.
3.375%, 04/01/2026(a)	U.S.$	464	474,913
3.75%, 04/01/2029(a)		464	467,406
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(a)		416	478,475
11.50%, 06/01/2025(a)		747	871,009

			2,927,918

Consumer Cyclical—Other–0.1%
Hilton Domestic Operating Co., Inc. 4.00%, 05/01/2031(a)		1,594	1,592,852
International Game Technology PLC 6.50%, 02/15/2025(a)		200	219,538

			1,812,390

Consumer Cyclical—Restaurants–0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,691	1,644,498

Consumer Cyclical—Retailers–0.1%
Dufry One BV 2.50%, 10/15/2024(a)	EUR	242	279,219
Levi Strauss & Co. 3.50%, 03/01/2031(a)	U.S.$	756	729,940

			1,009,159

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023–03/15/2029(a)	U.S.$	811	$788,100
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	293	351,803
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)		123	146,133
Grifols SA 1.625%, 02/15/2025(a)		537	631,182
IQVIA, Inc. 1.75%, 03/15/2026(a)		630	740,552
Newell Brands, Inc.
4.70%, 04/01/2026	U.S.$	689	759,884
4.875%, 06/01/2025		171	188,775
Spectrum Brands, Inc. 5.75%, 07/15/2025		50	51,600
Tenet Healthcare Corp. 4.625%, 07/15/2024		426	434,848

			4,092,877

Energy–0.1%
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		546	562,298
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		375	345,735

			908,033

Other Industrial–0.1%
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)		503	488,634
Rexel SA 2.125%, 06/15/2025(a)	EUR	450	531,847

			1,020,481

Services–0.1%
Intertrust Group BV 3.375%, 11/15/2025(a)		555	667,810

Technology–0.1%
CommScope, Inc. 5.50%, 03/01/2024(a)	U.S.$	225	232,006
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		51	52,489
EMC Corp. 3.375%, 06/01/2023		645	666,208

			950,703

Transportation—Services–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(k)		800	864,683

			35,183,525

2021 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Financial Institutions–0.8%
Banking–0.5%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	$431,660
Banco Santander SA 6.75%, 04/25/2022(a)(d)	EUR	500	617,866
Credit Suisse Group AG 7.50%, 07/17/2023–12/11/2023(a)(d)	U.S.$	2,194	2,343,818
Discover Financial Services Series D 6.125%, 06/23/2025(d)		2,363	2,621,702
Intesa Sanpaolo SpA
5.017%, 06/26/2024(a)		400	436,028
Series E 3.928%, 09/15/2026(a)	EUR	29	38,395

			6,489,469

Finance–0.3%
Lincoln Financing SARL 3.625%, 04/01/2024(a)		445	527,232
Navient Corp. 6.625%, 07/26/2021	U.S.$	1,140	1,161,592
SLM Corp. 4.20%, 10/29/2025		1,428	1,499,100

			3,187,924

REITS–0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		241	253,978

			9,931,371

Total Corporates—Non-Investment Grade (cost $44,285,901)			45,114,896

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.5%
Non-Agency Fixed Rate CMBS–2.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		500	448,304
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		85	92,844
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		615	672,933
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		1,250	1,351,733

	Principal Amount (000)		U.S. $ Value
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)	U.S.$	2,120	$2,210,601
Citigroup Commercial Mortgage Trust
Series 2016-C1, Class A4 3.209%, 05/10/2049		1,411	1,517,051
Series 2017-P8, Class AS 3.789%, 09/15/2050		267	291,914
Series 2018-B2, Class A4 4.009%, 03/10/2051		450	501,882
Commercial Mortgage Trust
Series 2010-C1, Class D 5.759%, 07/10/2046(a)		1,070	1,086,690
Series 2013-CR12, Class A4 4.046%, 10/10/2046		500	537,473
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		990	1,078,286
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		280	297,171
Series 2015-CR24, Class A5 3.696%, 08/10/2048		655	719,286
Series 2015-LC21, Class XA 0.686%, 07/10/2048(h)		4,859	118,487
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		736	794,192
GS Mortgage Securities Trust
Series 2011-GC5, Class AS 5.209%, 08/10/2044(a)		650	653,572
Series 2011-GC5, Class D 5.406%, 08/10/2044(a)		114	69,855
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		118	119,278
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,094	1,062,026
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	486,363
Series 2014-GC18, Class D 4.989%, 01/10/2047(a)		100	32,730
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(f)(k)		72	71,815
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(k)		123	126,690
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(k)		37	38,110
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D 5.425%, 08/15/2046(a)		116	103,703
Series 2012-C6, Class E 5.142%, 05/15/2045(a)		375	242,067
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,400	1,441,248

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2012-CBX, Class E 5.135%, 06/15/2045(a)	U.S.$	103	$43,278
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class B 4.341%, 08/15/2047		150	156,396
Series 2014-C22, Class XA 0.829%, 09/15/2047(h)		14,357	340,469
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	831,019
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	483,071
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.051%, 09/15/2050(h)		4,233	198,958
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		198	114,748
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		1,166	1,183,505
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.261%, 07/15/2049(a)		380	371,875
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052		364	374,165
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,030	2,091,947
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class C 4.463%, 09/15/2048		361	341,248
Series 2016-LC25, Class C 4.417%, 12/15/2059		125	131,375
Series 2016-NXS6, Class C 4.316%, 11/15/2049		750	782,382
Series 2018-C48, Class A5 4.302%, 01/15/2052		152	173,042
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class C 5.335%, 03/15/2044(a)		410	408,557
Series 2014-C24, Class AS 3.931%, 11/15/2047		143	151,146

			24,343,485

Non-Agency Floating Rate CMBS–1.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(e)		600	599,446

	Principal Amount (000)		U.S. $ Value
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.106% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(e)	U.S.$	1,935	$1,888,877
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(e)		1,089	1,094,457
BHMS Series 2018-ATLS, Class A 1.356% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(e)		1,512	1,510,644
BHP Trust Series 2019-BXHP, Class C 1.628% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(e)		235	234,429
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.106% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(e)		712	709,456
BX Trust Series 2018-EXCL, Class A 1.194% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(e)		1,484	1,439,152
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		915	889,782
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(e)		1,631	1,630,175
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.017% (SOFR + 2.00%), 01/25/2051(a)(e)		208	208,896
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(e)		570	569,312
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(e)		751	751,338
Series 2019-SMP, Class A 1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(e)		820	819,505
Series 2019-SMP, Class D 2.056% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(e)		230	224,346
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		1,230	1,269,248
Invitation Homes Trust
Series 2018-SFR2, Class C 1.386% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(e)		313	313,614

2021 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2018-SFR3, Class C 1.408% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(e)	U.S.$	582	$583,307
Series 2018-SFR4, Class A 1.208% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(e)		841	843,406
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(e)		88	87,890
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(f)		246	209,140
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A 0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(e)		830	825,263
Series 2019-MILE, Class A 1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(e)		372	373,407
Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		1,909	1,402,826

			18,477,916

Total Commercial Mortgage-Backed Securities (cost $43,318,731)			42,821,401

QUASI-SOVEREIGNS–1.5%

Quasi-Sovereign Bonds–1.5%
Chile–0.0%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	216,500

China–0.8%
China Development Bank
Series 1805 4.88%, 02/09/2028	CNY	37,240	6,116,831
Series 1904 3.68%, 02/26/2026		19,350	2,986,999
State Grid Overseas Investment Ltd. 4.125%, 05/07/2024(a)	U.S.$	951	1,043,128

			10,146,958

Indonesia–0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		762	828,066
Pertamina Persero PT 6.45%, 05/30/2044(a)		525	650,994

	Principal Amount (000)		U.S. $ Value
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.375%, 02/05/2030(a)	U.S.$	294	$295,562
4.125%, 05/15/2027(a)		495	531,739
5.45%, 05/21/2028(a)		618	713,983

			3,020,344

Malaysia–0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		647	758,827

Mexico–0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		1,672	1,604,597
Petroleos Mexicanos
5.95%, 01/28/2031		131	125,105
6.75%, 09/21/2047		588	499,917
6.84%, 01/23/2030		381	385,249
7.69%, 01/23/2050		445	411,180

			3,026,048

South Africa–0.0%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		319	337,542

United Arab Emirates–0.0%
DP World Crescent Ltd.
3.75%, 01/30/2030(a)		226	234,475
3.875%, 07/18/2029(a)		219	229,403

			463,878

Total Quasi-Sovereigns (cost $16,948,575)			17,970,097

COLLATERALIZED LOAN OBLIGATIONS–1.1%
CLO—Floating Rate–1.1%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.29% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)(l)		375	375,000
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.965% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(e)		250	245,582
Dryden CLO Ltd.
Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(e)		730	731,325
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(e)		830	832,176
Series 2020-78A, Class D 3.223% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(e)		500	501,142
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(e)		670	651,360

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(e)	U.S.$	1,079	$1,079,645
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.845% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(e)		250	250,024
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.363% (LIBOR 3 Month + 1.14%), 10/19/2028(a)(e)		557	556,769
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(e)		250	250,787
Magnetite CLO Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(e)		1,351	1,353,220
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.403% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(e)		678	677,959
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(e)		1,089	1,088,608
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.369% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(e)		461	460,747
OZLM XVIII Ltd. Series 2018-18A, Class A 1.261% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(e)		745	742,144
OZLM XXII Ltd. Series 2018-22A, Class A1 1.293% (LIBOR 3 Month + 1.07%), 01/17/2031(a)(e)		302	300,883
Romark CLO III Ltd. Series 2019-3A, Class A1 1.611% (LIBOR 3 Month + 1.37%), 07/15/2032(a)(e)		650	650,247
SCFF I Ltd. Series 2020-1A, Class A2A 3.491% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(e)		250	250,184
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.241% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(e)		1,050	1,048,171
THL Credit Wind River CLO Ltd.
Series 2014-2A, Class AR 1.381% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(e)		722	722,351

	Principal Amount (000)		U.S. $ Value
Series 2017-4A, Class B 1.632% (LIBOR 3 Month + 1.45%), 11/20/2030(a)(e)	U.S.$	300	$300,024
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(e)		340	332,759

Total Collateralized Loan Obligations (cost $13,421,557)			13,401,107

ASSET-BACKED SECURITIES–0.9%
Other ABS—Fixed Rate–0.4%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		815	823,705
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		350	356,487
Hardee’s Funding LLC
Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		576	639,471
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		437	450,702
Marlette Funding Trust
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		10	10,167
Series 2019-1A, Class A 3.44%, 04/16/2029(a)		72	72,158
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		212	212,910
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		121	121,933
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		451	452,800
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		11	11,413
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	819,955
SoFi Consumer Loan Program LLC
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		138	138,285
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		27	27,152
SoFi Consumer Loan Program Trust
Series 2018-1, Class B 3.65%, 02/25/2027(a)		258	262,613
Series 2018-3, Class A2 3.67%, 08/25/2027(a)		74	73,722
Series 2019-3, Class A 2.90%, 05/25/2028(a)		122	122,703

2021 Semi-Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)	U.S.$	582	$587,031

			5,183,207

Autos—Fixed Rate–0.3%
Avis Budget Rental Car Funding AESOP LLC
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		1,240	1,321,707
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		500	542,000
Exeter Automobile Receivables Trust Series 2019-3A, Class B 2.58%, 08/15/2023(a)		331	332,001
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		411	413,132
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		424	429,214
Hertz Vehicle Financing II LP
Series 2015-3A, Class A 2.67%, 09/25/2021(a)		104	104,323
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		220	220,888
Series 2018-1A, Class A 3.29%, 02/25/2024(a)		71	71,004
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		178	178,908
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		84	83,852
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		79	79,467

			3,776,496

Credit Cards—Fixed Rate–0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(a)		602	601,955
World Financial Network Credit Card Master Trust
Series 2018-B, Class M 3.81%, 07/15/2025		445	451,322
Series 2019-B, Class M 3.04%, 04/15/2026		1,065	1,092,498

			2,145,775

Total Asset-Backed Securities (cost $10,836,569)			11,105,478

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.8%

Industrial–0.8%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	295	$295,723
Klabin Austria GmbH 3.20%, 01/12/2031(a)		213	202,350
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		661	713,260
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		319	325,380

			1,536,713

Capital Goods–0.2%
Cemex SAB de CV 3.875%, 07/11/2031(a)		1,137	1,110,281
Embraer Netherlands Finance BV
5.40%, 02/01/2027		853	889,188
6.95%, 01/17/2028(a)		1,052	1,152,256
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		639	14,782

			3,166,507

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,127	1,134,396

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		587	609,189

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		473	483,790
BRF SA 4.875%, 01/24/2030(a)		290	295,517

			779,307

Energy–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		196	213,136

Services–0.1%
MercadoLibre, Inc.
2.375%, 01/14/2026		600	592,620
3.125%, 01/14/2031		307	292,264

			884,884

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		615	645,750

			8,969,882

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)	U.S.$	133	$136,328

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(a)(m)		112	18,272
7.125%, 12/26/2046(a)(m)		411	66,207

			84,479

Total Emerging Markets—Corporate Bonds (cost $9,426,112)			9,190,689

EMERGING MARKETS—TREASURIES–0.5%
Brazil–0.5%
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.00%, 01/01/2023 (cost $7,069,870)	BRL	35,120	6,570,085

EMERGING MARKETS—SOVEREIGNS–0.5%
Bahrain–0.1%
Bahrain Government International Bond 5.625%, 09/30/2031(a)	U.S.$	690	680,944

Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		1,307	1,320,070

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)		1,719	1,607,265

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	290	359,000

Oman–0.1%
Oman Government International Bond
4.875%, 02/01/2025(a)	U.S.$	850	885,859
6.25%, 01/25/2031(a)		586	612,920

			1,498,779

Senegal–0.0%
Senegal Government International Bond 6.25%, 07/30/2024(a)		415	446,125

	Principal Amount (000)		U.S. $ Value
South Africa–0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028	U.S.$	515	$507,436

Total Emerging Markets—Sovereigns (cost $6,351,069)			6,419,619

GOVERNMENTS—SOVEREIGN BONDS–0.4%
Chile–0.0%
Chile Government International Bond 1.625%, 01/30/2025	EUR	438	545,424

Indonesia–0.1%
Indonesia Government International Bond
1.10%, 03/12/2033		174	198,030
3.375%, 07/30/2025(a)		470	611,798

			809,828

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050	U.S.$	766	841,403

Mexico–0.1%
Mexico Government International Bond 4.75%, 04/27/2032		745	825,786

Qatar–0.0%
Qatar Government International Bond 3.40%, 04/16/2025(a)		443	480,932

Saudi Arabia–0.0%
Saudi Government International Bond 2.90%, 10/22/2025(a)		428	453,546

United Arab Emirates–0.1%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		695	732,313

Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		268	310,954

Total Governments—Sovereign Bonds (cost $4,792,325)			5,000,186

2021 Semi-Annual Report	49

Schedule of Investments (continued)

	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–0.4%
Options on Equity Indices–0.4%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 4,270; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(l)	EUR	12,703,250	$383,783
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 2,190; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(l)	EUR	6,515,250	196,835
FTSE 100 Index Expiration: Mar 2022; Contracts: 950; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(l)	GBP	4,845,000	159,981
FTSE 100 Index Expiration: Mar 2022; Contracts: 470; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(l)		2,397,000	79,148
Nikkei 225 Index Expiration: Mar 2022; Contracts: 29,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(l)	JPY	652,500,000	161,728
Nikkei 225 Index Expiration: Mar 2022; Contracts: 28,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(l)	JPY	630,000,000	156,151
Nikkei 225 Index Expiration: Mar 2022; Contracts: 26,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(l)	JPY	585,000,000	144,997
S&P 500 Index Expiration: Jan 2022; Contracts: 35,400; Exercise Price: USD 3,000.00; Counterparty: UBS AG(l)	USD	106,200,000	2,347,716
S&P 500 Index Expiration: Jan 2022; Contracts: 17,400; Exercise Price: USD 3,000.00; Counterparty: UBS AG(l)	USD	52,200,000	1,153,962

Total Options Purchased—Puts (premiums paid $7,624,899)			4,784,301

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.3%
United States–0.3%
City of New York Series 2021D 1.923%, 08/01/2031	U.S.$	885	$824,078
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		745	756,094
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027		652	654,396
State of California 5.70%, 11/01/2021		935	964,735
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		875	898,375

Total Local Governments—US Municipal Bonds (cost $4,119,952)			4,097,678

COVERED BONDS–0.3%
Commonwealth Bank of Australia Series E 0.75%, 11/04/2021(a)	EUR	610	720,562
DNB Boligkreditt AS 3.875%, 06/16/2021(a)		473	559,513
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(a)		435	508,084
UBS AG/London
1.375%, 04/16/2021(a)		1,105	1,296,520
4.00%, 04/08/2022(a)		495	606,812

Total Covered Bonds (cost $3,547,293)			3,691,491

GOVERNMENTS—SOVEREIGN AGENCIES–0.3%
Canada–0.3%
Canada Housing Trust No. 1
1.80%, 12/15/2024(a)	CAD	3,065	2,517,705
1.95%, 12/15/2025(a)		835	687,514

Total Governments—Sovereign Agencies (cost $3,073,195)			3,205,219

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of Ontario Canada 2.60%, 06/02/2027		885	744,465
Province of Quebec Canada 2.75%, 09/01/2027		1,735	1,476,441

Total Local Governments—Provincial Bonds (cost $2,278,045)			2,220,906

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Bank
2.50%, 02/13/2024	U.S.$	585	$621,305
1.875%, 07/07/2021		1,210	1,215,905

Total Agencies (cost $1,793,648)			1,837,210

	Shares

SHORT-TERM INVESTMENTS–18.6%
Investment Companies–17.1%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.01%(i)(j)(n) (cost $208,055,429)		208,055,429	208,055,429

	Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills–1.5%
U.S. Treasury Bill Zero Coupon, 04/27/2021–04/29/2021 (cost $17,989,786)	U.S.$	17,990	$17,989,797

Total Short-Term Investments (cost $226,045,215)			226,045,226

Total Investments—100.6% (cost $1,201,744,527)			1,222,952,639

Other assets less liabilities—(0.6)%			(7,451,414)

Net Assets—100.0%			$1,215,501,225

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	436	June 2021	$45,738,477	$(201,480)

10 Yr Canadian Bond Futures	261	June 2021	28,820,697	(506,583)

Euro Buxl 30 Yr Bond Futures	49	June 2021	11,839,532	(79,354)

Euro STOXX 50 Index Futures	1,117	June 2021	50,640,963	1,103,891

Euro-Bund Futures	13	June 2021	2,611,181	2,729

FTSE 100 Index Futures	19	June 2021	1,749,587	(5,879)

Hang Seng Index Futures	28	April 2021	5,099,291	(24,876)

MSCI Emerging Markets Futures	625	June 2021	41,328,125	(329,431)

MSCI Singapore IX ETS Futures	399	April 2021	10,617,161	60,134

Nikkei 225 (OSE) Futures	12	June 2021	3,162,429	39,250

OMXS 30 Index Futures	765	April 2021	19,159,052	279,288

Russell 2000 E-Mini Futures	255	June 2021	28,336,875	(765,192)

S&P 500 E-Mini Futures	1,330	June 2021	263,832,100	5,236,263

S&P Mid 400 E-Mini Futures	77	June 2021	20,060,810	(2,781)

S&P/TSX 60 Index Futures	72	June 2021	12,731,630	43,419

TOPIX Index Futures	223	June 2021	39,353,534	980,544

U.S. 10 Yr Ultra Futures	65	June 2021	9,339,688	(85,650)

U.S. Long Bond (CBT) Futures	35	June 2021	5,410,781	(210,736)

U.S. T-Note 2 Yr (CBT) Futures	155	June 2021	34,212,617	(9,138)

U.S. T-Note 5 Yr (CBT) Futures	112	June 2021	13,820,625	(65,967)

U.S. T-Note 10 Yr (CBT) Futures	529	June 2021	69,265,938	(1,058,946)

U.S. Ultra Bond (CBT) Futures	102	June 2021	18,484,313	(694,842)

Sold Contracts

10 Yr Canadian Bond Futures	134	June 2021	14,796,833	(33,569)

10 Yr Japan Bond (OSE) Futures	24	June 2021	32,764,416	(55,410)

Euro-BOBL Futures	26	June 2021	4,118,616	(2,469)

2021 Semi-Annual Report	51

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	17	June 2021	$3,414,621	$(4,405)

Euro-Buxl 30-year Bond Futures	3	June 2021	724,869	4,781

FTSE 100 Index Futures	18	June 2021	1,657,504	(10,002)

Long Gilt Futures	214	June 2021	37,641,631	401,453

SPI 200 Futures	69	June 2021	8,864,974	(15,789)

U.S. 10 Yr Ultra Futures	152	June 2021	21,840,500	539,335

U.S. T-Note 2 Yr (CBT) Futures	310	June 2021	68,425,234	36,311

U.S. T-Note 5 Yr (CBT) Futures	116	June 2021	14,314,219	51,239

U.S. T-Note 10 Yr (CBT) Futures	61	June 2021	7,987,188	125,785

U.S. Ultra Bond (CBT) Futures	51	June 2021	9,242,156	366,091

				$5,108,014

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	BRL	5,752	USD	1,006	04/05/2021	$(15,703)

Bank of America, NA	USD	1,010	BRL	5,752	04/05/2021	12,313

Bank of America, NA	CAD	4,768	USD	3,812	04/22/2021	17,726

Bank of America, NA	USD	623	JPY	66,361	05/20/2021	(23,728)

Barclays Bank PLC	BRL	14,047	USD	2,465	04/05/2021	(30,070)

Barclays Bank PLC	USD	2,582	BRL	14,047	04/05/2021	(86,067)

Barclays Bank PLC	USD	625	GBP	442	04/09/2021	(15,393)

Barclays Bank PLC	AUD	31,207	USD	23,801	06/04/2021	91,858

BNP Paribas SA	ZAR	11,288	USD	727	04/08/2021	(37,697)

BNP Paribas SA	GBP	558	USD	772	04/09/2021	3,490

BNP Paribas SA	GBP	11,003	USD	15,007	04/09/2021	(163,119)

BNP Paribas SA	USD	1,541	GBP	1,109	04/09/2021	(11,500)

BNP Paribas SA	NOK	13,172	USD	1,525	04/15/2021	(15,113)

BNP Paribas SA	SEK	38,200	USD	4,536	04/15/2021	161,405

BNP Paribas SA	MXN	34,014	USD	1,621	04/16/2021	(41,238)

BNP Paribas SA	CAD	58,099	USD	45,877	04/22/2021	(356,398)

BNP Paribas SA	USD	6,055	CAD	7,659	04/22/2021	40,140

BNP Paribas SA	JPY	1,215,953	USD	11,186	05/20/2021	199,360

BNP Paribas SA	EUR	68,434	USD	81,773	05/27/2021	1,434,501

BNP Paribas SA	NZD	3,170	USD	2,269	05/27/2021	55,328

BNP Paribas SA	USD	1,398	NZD	1,953	05/27/2021	(33,998)

BNP Paribas SA	PLN	5,998	USD	1,526	06/24/2021	7,487

Brown Brothers Harriman & Co.	USD	5,934	NZD	8,186	05/27/2021	(217,266)

Citibank, NA	BRL	87,473	USD	15,923	04/05/2021	381,948

Citibank, NA	USD	15,353	BRL	87,473	04/05/2021	187,258

Citibank, NA	ZAR	22,275	USD	1,506	04/08/2021	(2,861)

Citibank, NA	GBP	139	USD	193	04/09/2021	408

Citibank, NA	IDR	15,655,207	USD	1,074	04/15/2021	301

Citibank, NA	INR	255,452	USD	3,450	04/15/2021	(33,782)

Citibank, NA	SEK	17,621	USD	2,118	04/15/2021	100,283

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	KRW	109,577	USD	101	04/22/2021	$3,357

Citibank, NA	USD	27,462	CAD	34,820	04/22/2021	246,563

Citibank, NA	USD	3,096	KRW	3,411,905	04/22/2021	(70,084)

Citibank, NA	TWD	43,113	USD	1,566	04/27/2021	47,957

Citibank, NA	USD	1,549	TWD	42,804	04/27/2021	(41,681)

Citibank, NA	USD	225	BRL	1,274	05/04/2021	1,475

Citibank, NA	COP	5,317,920	USD	1,505	05/20/2021	54,432

Citibank, NA	JPY	4,206,819	USD	39,697	05/20/2021	1,686,153

Citibank, NA	USD	1,478	COP	5,480,640	05/20/2021	17,591

Credit Suisse International	ZAR	27,870	USD	1,913	04/08/2021	25,704

Deutsche Bank AG	USD	3,450	INR	256,561	04/15/2021	48,394

Deutsche Bank AG	COP	5,053,113	USD	1,413	05/20/2021	33,873

Deutsche Bank AG	USD	1,410	EUR	1,191	05/27/2021	(11,839)

Goldman Sachs Bank USA	IDR	3,097,670	USD	221	04/15/2021	8,796

Goldman Sachs Bank USA	USD	4,740	CAD	5,961	04/22/2021	3,215

Goldman Sachs Bank USA	CHF	1,004	USD	1,132	05/06/2021	69,374

Goldman Sachs Bank USA	USD	5,991	RUB	447,178	05/25/2021	(111,239)

HSBC Bank USA	USD	4,889	IDR	68,456,316	04/15/2021	(195,428)

HSBC Bank USA	CAD	1,308	USD	1,039	04/22/2021	(2,574)

HSBC Bank USA	CNY	2,901	USD	442	04/22/2021	783

HSBC Bank USA	USD	11,069	CHF	9,970	05/06/2021	(510,834)

HSBC Bank USA	USD	5,894	JPY	645,853	05/20/2021	(58,265)

JPMorgan Chase Bank, NA	ZAR	44,596	USD	2,968	04/08/2021	(52,216)

JPMorgan Chase Bank, NA	GBP	604	USD	839	04/09/2021	6,238

JPMorgan Chase Bank, NA	GBP	9,959	USD	13,601	04/09/2021	(129,079)

JPMorgan Chase Bank, NA	USD	3,539	GBP	2,601	04/09/2021	46,660

JPMorgan Chase Bank, NA	USD	6,724	GBP	4,789	04/09/2021	(121,674)

JPMorgan Chase Bank, NA	IDR	48,714,107	USD	3,427	04/15/2021	87,369

JPMorgan Chase Bank, NA	NOK	14,950	USD	1,751	04/15/2021	2,597

JPMorgan Chase Bank, NA	SEK	84,958	USD	10,234	04/15/2021	505,165

JPMorgan Chase Bank, NA	USD	14,314	NOK	121,293	04/15/2021	(132,417)

JPMorgan Chase Bank, NA	USD	24,368	SEK	204,853	04/15/2021	(910,228)

JPMorgan Chase Bank, NA	MXN	15,340	USD	714	04/16/2021	(35,932)

JPMorgan Chase Bank, NA	CAD	10,456	USD	8,249	04/22/2021	(72,031)

JPMorgan Chase Bank, NA	USD	2,054	CAD	2,564	04/22/2021	(13,832)

JPMorgan Chase Bank, NA	CHF	2,693	USD	2,898	05/06/2021	46,186

JPMorgan Chase Bank, NA	JPY	878,584	USD	8,225	05/20/2021	286,602

JPMorgan Chase Bank, NA	USD	1,014	JPY	108,904	05/20/2021	(29,550)

JPMorgan Chase Bank, NA	PLN	5,782	USD	1,478	06/24/2021	14,584

Morgan Stanley Capital Services, Inc.	USD	17,251	GBP	12,655	04/09/2021	194,663

Morgan Stanley Capital Services, Inc.	CNY	86,745	USD	13,351	04/22/2021	149,893

Morgan Stanley Capital Services, Inc.	USD	7,317	BRL	41,334	05/04/2021	14,051

Morgan Stanley Capital Services, Inc.	JPY	79,718	USD	748	05/20/2021	28,134

Morgan Stanley Capital Services, Inc.	USD	10,317	JPY	1,122,740	05/20/2021	(172,800)

Morgan Stanley Capital Services, Inc.	EUR	1,669	USD	1,970	05/27/2021	10,939

Morgan Stanley Capital Services, Inc.	NZD	15,499	USD	11,234	05/27/2021	410,346

Morgan Stanley Capital Services, Inc.	MYR	12,301	USD	2,974	09/23/2021	15,272

2021 Semi-Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Natwest Markets PLC	GBP	1,415	USD	1,934	04/09/2021	$(16,700)

Natwest Markets PLC	USD	1,686	CAD	2,142	04/22/2021	18,519

Natwest Markets PLC	JPY	256,177	USD	2,416	05/20/2021	101,276

Standard Chartered Bank	IDR	22,189,031	USD	1,572	04/15/2021	50,461

Standard Chartered Bank	USD	1,493	IDR	21,277,775	04/15/2021	(34,460)

Standard Chartered Bank	KRW	3,403,531	USD	3,055	04/22/2021	36,885

Standard Chartered Bank	KRW	1,710,102	USD	1,503	04/22/2021	(13,866)

Standard Chartered Bank	USD	30,951	JPY	3,280,296	05/20/2021	(1,312,037)

State Street Bank & Trust Co.	USD	360	ZAR	5,445	04/08/2021	8,890

State Street Bank & Trust Co.	ZAR	5,421	USD	349	04/08/2021	(17,908)

State Street Bank & Trust Co.	GBP	1,316	USD	1,832	04/09/2021	17,871

State Street Bank & Trust Co.	GBP	119	USD	163	04/09/2021	(1,869)

State Street Bank & Trust Co.	USD	732	GBP	533	04/09/2021	1,870

State Street Bank & Trust Co.	USD	927	GBP	666	04/09/2021	(9,440)

State Street Bank & Trust Co.	SEK	56,787	USD	6,808	04/15/2021	305,374

State Street Bank & Trust Co.	USD	2,914	SEK	24,349	04/15/2021	(125,413)

State Street Bank & Trust Co.	MXN	12,624	USD	597	04/16/2021	(19,505)

State Street Bank & Trust Co.	USD	358	MXN	7,403	04/16/2021	3,886

State Street Bank & Trust Co.	CAD	2,149	USD	1,702	04/22/2021	(7,593)

State Street Bank & Trust Co.	USD	431	CAD	545	04/22/2021	3,206

State Street Bank & Trust Co.	USD	522	CAD	655	04/22/2021	(859)

State Street Bank & Trust Co.	CHF	1,469	USD	1,646	05/06/2021	90,224

State Street Bank & Trust Co.	USD	501	CHF	467	05/06/2021	(7,540)

State Street Bank & Trust Co.	USD	18	JPY	2,031	05/20/2021	(101)

State Street Bank & Trust Co.	EUR	16,318	USD	19,481	05/27/2021	323,886

State Street Bank & Trust Co.	NZD	453	USD	327	05/27/2021	10,899

State Street Bank & Trust Co.	NZD	306	USD	213	05/27/2021	(802)

State Street Bank & Trust Co.	USD	17,825	EUR	14,940	05/27/2021	(284,843)

State Street Bank & Trust Co.	USD	140	NZD	195	05/27/2021	(4,521)

State Street Bank & Trust Co.	AUD	99	USD	75	06/04/2021	(108)

State Street Bank & Trust Co.	USD	2,471	AUD	3,239	06/04/2021	(10,224)

UBS AG	BRL	80,076	USD	14,055	04/05/2021	(171,421)

UBS AG	USD	13,964	BRL	80,076	04/05/2021	262,476

UBS AG	USD	4,081	ZAR	61,860	04/08/2021	108,935

UBS AG	USD	3,188	NOK	27,102	04/15/2021	(19,258)

UBS AG	USD	2,017	MXN	41,682	04/16/2021	19,697

UBS AG	BRL	80,076	USD	13,945	05/04/2021	(256,792)

UBS AG	USD	1,321	CHF	1,232	05/06/2021	(16,775)

UBS AG	USD	5,117	JPY	541,503	05/20/2021	(224,627)

UBS AG	USD	2,452	RUB	183,054	05/25/2021	(45,158)

UBS AG	USD	555	EUR	467	05/27/2021	(6,601)

						$1,760,470

54	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	(1.00)%	Quarterly	0.54%	USD	44,580	$(1,057,797)	$(961,577)	$(96,220)
Malaysia, 06/20/2026*	(1.00)	Quarterly	0.45	USD	26,220	(743,755)	(751,094)	7,339
People’s Republic of China, 7.500%, 10/28/2027, 6/20/2026*	(1.00)	Quarterly	0.35	USD	13,820	(467,002)	(468,297)	1,295

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	2.33	USD	1,765	168,521	(153,969)	322,490
CDX-NAHY Series 34, 5 Year Index, 6/20/2025*	5.00	Quarterly	2.66	USD	1,570	146,050	83,265	62,785

						$(1,953,983)	$(2,251,672)	$297,689

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	28,500	02/26/2022	CPI#	1.440%	Maturity	$(341,062)	$—	$(341,062)
USD	17,150	02/28/2022	CPI#	1.352%	Maturity	(236,951)	—	(236,951)
USD	5,000	07/15/2022	1.484%	CPI#	Maturity	96,226	—	96,226
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	1,099,130	—	1,099,130
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	716,333	—	716,333

						$1,333,676	$—	$1,333,676

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,550	04/02/2021	2.403%	3 Month LIBOR	Semi-Annual/Quarterly	$(53,082)	$—	$(53,082)
USD	1,220	04/18/2021	2.508%	3 Month LIBOR	Semi-Annual/Quarterly	(14,514)	—	(14,514)
BRL	15,065	01/02/2023	1 Day CDI	4.910%	Maturity	(47,764)	—	(47,764)
BRL	12,043	01/02/2023	1 Day CDI	4.590%	Maturity	(34,820)	—	(34,820)
BRL	12,043	01/02/2023	4.590%	1 Day CDI	Maturity	34,820	32,345	2,475
BRL	4,981	01/02/2023	1 Day CDI	4.915%	Maturity	(15,907)	—	(15,907)
CAD	13,360	05/22/2024	3 Month CDOR	1.980%	Semi-Annual	387,022	5	387,017
SEK	204,850	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(264,891)	55	(264,946)
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/Quarterly	(28,756)	—	(28,756)
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/Quarterly	(27,848)	—	(27,848)

2021 Semi-Annual Report	55

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	$(30,836)	$—	$(30,836)
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/Quarterly	(84,704)	—	(84,704)
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/Quarterly	(18,904)	37,257	(56,161)
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	(13,521)	—	(13,521)
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	(13,866)	—	(13,866)
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	(82,527)	(8,664)	(73,863)
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	(39,623)	17	(39,640)
USD	10,260	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/Quarterly	453,546	—	453,546
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/Quarterly	(353,904)	24,497	(378,401)
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/Quarterly	6,828	—	6,828
USD	1,830	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(22,028)	—	(22,028)
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/Quarterly	(85,793)	—	(85,793)
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	278,234	—	278,234
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(386,233)	—	(386,233)
EUR	4,690	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	719,317	—	719,317
EUR	4,690	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(824,720)	—	(824,720)
CAD	2,930	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	123,232	118	123,114
CAD	2,930	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	105,055	—	105,055

						$(336,187)	$85,630	$(421,817)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	1,502	$164,931	$102,003	$62,928
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,219	133,857	85,676	48,181
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	302	33,162	19,955	13,207
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	302	33,162	19,955	13,207

56	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.80%	USD	286	$31,405	$19,322	$12,083
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	153	16,802	11,133	5,669
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	76	8,346	5,873	2,473
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	654	71,923	128,853	(56,930)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	647	70,991	131,887	(60,896)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	796	87,473	160,065	(72,592)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	795	87,362	159,988	(72,626)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	1,636	179,912	325,256	(145,344)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	3,272	359,553	662,782	(303,229)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	745	81,867	129,219	(47,352)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	344	37,747	69,399	(31,652)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	396	43,517	76,833	(33,316)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.80	USD	795	87,362	162,278	(74,916)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	8	(2,155)	(1,251)	(904)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	8	(2,155)	(1,000)	(1,155)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	17	(4,578)	(1,678)	(2,900)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	25	(6,734)	(3,295)	(3,439)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	23	(6,198)	(2,692)	(3,506)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	36	(9,696)	(5,208)	(4,488)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	34	(9,157)	(4,377)	(4,780)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	33	(8,890)	(4,064)	(4,826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	38	(10,237)	(4,834)	(5,403)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	38	(10,238)	(4,680)	(5,558)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	53	(14,278)	(6,527)	(7,751)

2021 Semi-Annual Report	57

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	49	$(13,201)	$(5,325)	$(7,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	54	(14,549)	(6,001)	(8,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	58	(15,626)	(6,179)	(9,447)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	76	(20,481)	(8,896)	(11,585)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	78	(21,014)	(8,668)	(12,346)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	8.17	USD	370	(29,124)	(7,988)	(21,136)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	301	(81,066)	(43,346)	(37,720)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	198	(53,325)	(13,289)	(40,036)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	35	(9,427)	(3,983)	(5,444)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	36	(9,696)	(2,006)	(7,690)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	218	(58,712)	(26,665)	(32,047)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	242	(65,176)	(26,870)	(38,306)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	243	(65,447)	(26,970)	(38,477)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	257	(69,214)	(17,484)	(51,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,000	(538,633)	(198,871)	(339,762)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	20	(5,387)	(2,949)	(2,438)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	18	(4,848)	(1,566)	(3,282)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	35	(9,427)	(3,356)	(6,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	35	(9,427)	(3,101)	(6,326)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	69	(18,583)	(7,231)	(11,352)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	150	(40,411)	(18,673)	(21,738)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	345	(92,918)	(54,736)	(38,182)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	209	(56,287)	(17,531)	(38,756)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	239	(64,370)	(24,717)	(39,653)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	353	(95,070)	(46,634)	(48,436)

58	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	483	$(130,085)	$(77,733)	$(52,352)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	496	(133,585)	(74,011)	(59,574)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	700	(188,522)	(51,946)	(136,576)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	39	(10,504)	(3,693)	(6,811)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	40	(10,776)	(3,789)	(6,987)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	103	(27,741)	(12,759)	(14,982)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	165	(44,440)	(15,583)	(28,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	220	(59,252)	(26,421)	(32,831)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	637	(171,561)	(75,831)	(95,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	940	(253,163)	(72,641)	(180,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,473	(666,019)	(201,732)	(464,287)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	272	(73,254)	(18,618)	(54,636)

						$(1,785,265)	$1,013,079	$(2,798,344)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Barclays Bank PLC
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD	10,553	06/20/2021	$(112,319)

Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	2,773	06/18/2021	46,036

						$(66,283)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $290,746,690 or 23.9% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

2021 Semi-Annual Report	59

Schedule of Investments (continued)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/15/2021	$ 71,815	$71,815	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	126,628	126,690	0.01%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	38,093	38,110	0.00%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,317,999	1,269,248	0.10%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359%, 11/25/2024	11/06/2015	39,886	39,496	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056%, 11/15/2026	11/16/2015	245,425	209,140	0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.465%, 02/27/2023	03/29/2021	401,184	398,599	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	133,000	136,328	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359%, 11/25/2025	09/28/2015	266,253	260,711	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609%, 11/25/2025	09/28/2015	82,160	81,580	0.01%

(g)	Inverse interest only security.
(h)	IO—Interest Only.
(i)	Affiliated investments.
(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.
(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.
(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

60	Sanford C. Bernstein Fund, Inc.

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDI—Brazil CETIP Interbank Deposit Rate

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2021 Semi-Annual Report	61

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2021 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–67.3%

Long-Term Municipal Bonds–67.3%
Alabama–0.4%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$3,015	$3,435,142
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,095	2,328,289
5.25%, 05/01/2044(a)	785	892,087

		6,655,518

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	400	480,547

Arizona–2.6%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 4.00%, 11/01/2037–11/01/2039	2,450	2,838,914
5.00%, 11/01/2035	850	1,085,576
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,500	2,529,310
5.00%, 07/01/2024 (Pre-refunded/ETM)	4,085	4,132,893
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 06/01/2022	1,685	1,778,707
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/2024	23,120	23,855,965
State of Arizona (State of Arizona COP) Series 2019A 5.00%, 10/01/2022	7,000	7,506,906
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,070	1,070,318

		44,798,589

California–1.2%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(a)	$2,000	$2,068,347
California Housing Finance Series 20192 4.00%, 03/20/2033	2,232	2,586,785
Series 2021-1, Class A 3.50%, 11/20/2035	1,000	1,140,494
California Municipal Finance Authority (Waste Management, Inc.) Series 2019A 2.40%, 10/01/2044	4,710	5,117,609
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,025	2,061,561
San Francisco Intl Airport Series 2019H 5.00%, 05/01/2024	3,755	4,274,137
State of California Series 2014 5.00%, 10/01/2029	50	57,841
Series 2015 5.00%, 08/01/2022–03/01/2026	3,500	3,954,621

		21,261,395

Colorado–1.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,524,322
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033–08/01/2036	16,920	21,066,955
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	215	227,304
5.00%, 12/01/2024–12/01/2050	430	517,119

		24,335,700

Connecticut–2.8%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	2,038,082
5.00%, 11/01/2027–11/01/2031	6,975	8,527,968
Series 2017C 5.00%, 08/15/2025	1,000	1,168,291
State of Connecticut Series 2016A 5.00%, 03/15/2023–03/15/2024	27,430	30,105,883
Series 2018C 5.00%, 06/15/2027	1,415	1,762,530
State of Connecticut Special Tax Revenue 5.00%, 05/01/2034	2,835	3,628,435

		47,231,189

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029–10/01/2030	$6,180	$7,738,818
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 07/01/2022	3,015	3,190,474

		10,929,292

Florida–4.0%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 4.00%, 12/15/2024(a)	385	411,855
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	7,660	8,086,912
Series 2012A-1 5.00%, 06/01/2021	10,490	10,569,248
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/2021	2,500	2,558,483
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027–08/15/2030	10,925	13,551,200
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/2026	2,470	2,513,887
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	300	222,211
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 06/01/2023	1,310	1,446,539
Lakewood Ranch Stewardship District AGM 2.50%, 05/01/2033	1,830	1,888,365
North Broward Hospital District Series 2017B 5.00%, 01/01/2027–01/01/2032	13,610	16,488,600
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	455	459,198
5.00%, 06/01/2055	200	210,674
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	1,000	1,054,702

School District of Broward County/FL Series 2015 5.00%, 07/01/2021	$2,210	$2,235,748
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,738,279
State of Florida Department of Transportation Turnpike System Revenue Series 2015B 5.00%, 07/01/2024	3,795	4,361,899

		67,797,800

Georgia–1.1%
City of Atlanta GA Airport Passenger Facility Charge Series 2019F 5.00%, 07/01/2025	4,000	4,742,813
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	6,465	6,981,091
Municipal Electric Authority of Georgia 5.00%, 01/01/2028	180	224,226
Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2036	5,000	6,043,888

		17,992,018

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	210	232,073

Hawaii–2.2%
City & County of Honolulu HI Series 2011A 5.00%, 08/01/2024 (Pre-refunded/ETM)	5,800	5,891,721
Series 2011B 5.00%, 08/01/2024 (Pre-refunded/ETM)	4,000	4,063,255
5.00%, 08/01/2025 (Pre-refunded/ETM)	6,205	6,303,125
University of Hawaii Series 2016 5.00%, 10/01/2022–10/01/2026	18,785	21,528,058

		37,786,159

Illinois–7.6%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	1,169,882
Series 2019A 5.00%, 12/01/2029–12/01/2030	2,030	2,488,073
Series 2019B 5.00%, 12/01/2030–12/01/2033	940	1,144,920
Chicago O’Hare International Airport Series 2015B 5.00%, 01/01/2024–01/01/2028	18,115	20,589,314

2021 Semi-Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	$900	$1,080,337
Illinois Finance Authority (Memorial Health Obligated Group) 5.00%, 04/01/2030–04/01/2032	7,195	8,993,572
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018A 5.00%, 05/15/2032–05/15/2033	26,905	33,365,700
Illinois Finance Authority (University of Chicago (The)) Series 2021A 5.00%, 10/01/2034(b)	1,000	1,361,701
State of Illinois
Series 2012 5.00%, 08/01/2021	1,665	1,688,957
Series 2013 5.00%, 07/01/2021–07/01/2022	1,805	1,843,961
Series 2013A 5.00%, 04/01/2022	1,970	2,054,447
Series 2014 5.00%, 05/01/2024	3,170	3,551,760
Series 2016 5.00%, 02/01/2022–02/01/2024	6,750	7,299,391
Series 2017A 5.00%, 12/01/2025	3,810	4,437,465
Series 2017D 5.00%, 11/01/2024	12,010	13,574,045
Series 2019A 5.00%, 11/01/2026	5,740	6,806,472
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 06/15/2022–06/15/2023	16,965	17,801,125

		129,251,122

Kentucky–1.7%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	815	955,088
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2026–06/01/2031	10,460	11,980,890
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	6,370	7,292,789
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 4.00%, 12/01/2049	8,500	9,564,718

		29,793,485

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2030	$1,550	$1,715,013
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	435	491,061
6.10%, 06/01/2038–12/01/2040(a)	1,085	1,356,430
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	4,885	4,981,929
2.10%, 06/01/2037	1,570	1,613,228

		10,157,661

Maryland–0.3%
State of Maryland Department of Transportation
Series 2018 5.00%, 10/01/2024	4,860	5,640,503

Michigan–3.2%
City of Detroit MI 5.00%, 04/01/2026-04/01/2028	3,675	4,340,588
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue)
NATL Series 2005B 5.50%, 07/01/2021	3,585	3,628,499
City of Detroit MI Water Supply System Revenue
Series 2011C 5.25%, 07/01/2024 (Pre-refunded/ETM)	7,490	7,582,285
5.25%, 07/01/2025 (Pre-refunded/ETM)	1,900	1,923,410
Great Lakes Water Authority Water Supply System Revenue
Series 2018A 5.00%, 07/01/2024–07/01/2027	7,245	8,525,886
Michigan Finance Authority (City of Detroit MI Income Tax)
Series 2015F 4.50%, 10/01/2029	900	935,893
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue)
AGM Series 2014C 5.00%, 07/01/2024	10,115	11,566,032
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) 2.366%, 09/01/2049	5,000	5,097,584
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,340,833

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

South Lyon Community Schools Series 2016 5.00%, 05/01/2021–05/01/2028	$5,080	$5,856,967
University of Michigan
Series 2017A 5.00%, 04/01/2023	1,955	2,143,641
Walled Lake Consolidated School District Series 2015 5.00%, 05/01/2022	2,000	2,100,991

		55,042,609

Mississippi–0.5%
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 08/01/2022–08/01/2023	5,445	5,462,950
Series 2010D 5.00%, 08/01/2023	3,695	3,706,441

		9,169,391

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025–03/01/2027	340	382,728

Nebraska–1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	17,000	18,936,761

Nevada–0.1%
County of Clark NV Series 2015 5.00%, 11/01/2021	2,000	2,055,811

New Hampshire–0.1%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	1,767	2,048,200

New Jersey–4.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 06/15/2023	1,610	1,769,741
Series 2017B 5.00%, 11/01/2022	5,025	5,395,983
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,185	1,258,111
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2027	1,325	1,650,373

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	$7,340	$7,752,803
Series 2018A 5.00%, 06/15/2024–06/15/2030	6,055	7,000,999
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
5.00%, 06/15/2029	3,075	3,841,170
Series 2012A 5.00%, 06/15/2024	2,500	2,631,677
Series 2018A 5.00%, 12/15/2029–12/15/2030	6,135	7,590,005
Series 2019B 5.00%, 06/15/2034	2,820	3,443,599
New Jersey Turnpike Authority
Series 2014C 5.00%, 01/01/2023	8,955	9,674,576
Series 2017B 5.00%, 01/01/2030	1,565	1,937,236
Series 2020D 5.00%, 01/01/2028	4,840	5,878,838
Series 2021B 1.713%, 01/01/2029	1,225	1,181,579
AGM Series 2005D-3 5.25%, 01/01/2026	11,070	13,391,173
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2028	3,450	4,357,983

		78,755,846

New York–7.3%
City of New York NY Series 2013H 5.00%, 08/01/2025	2,510	2,782,428
Series 2014J 5.00%, 08/01/2022	1,290	1,372,075
Series 2015A 5.00%, 08/01/2023	7,220	8,001,858
Series 2021D 1.396%, 08/01/2027	3,415	3,352,665
1.623%, 08/01/2028	2,000	1,966,033
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2026	3,065	3,262,032
Series 2012F 5.00%, 11/15/2022–11/15/2023	13,835	14,815,074
Series 2017C 5.00%, 11/15/2030	4,340	5,299,287

2021 Semi-Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 02/01/2027–11/01/2029	$20,280	$22,968,205
Series 2014C 5.00%, 11/01/2028	10,665	12,128,927
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	855	877,434
2.80%, 09/15/2069	2,370	2,341,987
New York State Dormitory Authority Series 2012A 5.00%, 12/15/2021 (Pre-refunded/ETM)	5	5,169
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/2022	8,610	9,313,322
Series 2014C 5.00%, 03/15/2027-03/15/2029	22,340	25,308,156
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030-01/01/2036	6,765	7,823,979
4.375%, 10/01/2045	1,355	1,546,303
Series 2018 5.00%, 01/01/2031	1,590	1,912,654

		125,077,588

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023–03/01/2026	5,350	5,971,015

Ohio–1.2%
American Municipal Power, Inc. 5.00%, 02/15/2035–02/15/2036	8,345	10,574,583
County of Cuyahoga OH (MetroHealth System (The))
Series 2017 5.00%, 02/15/2025–02/15/2028	5,500	6,521,746
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/2021	2,000	2,063,125
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2009A 4.375%, 06/01/2033	475	489,250
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	425	437,750
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant)
Series 2014 5.00%, 12/15/2021	1,105	1,142,577

		21,229,031

Oklahoma–0.2%
Comanche County Memorial Hospital 5.00%, 07/01/2022	$250	$261,231
Series 2015 5.00%, 07/01/2026–07/01/2029	3,000	3,277,129
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	610	612,814

		4,151,174

Oregon–0.4%
Oregon State Lottery
Series 2011A 5.25%, 04/01/2026 (Pre-refunded/ETM)	5,105	5,105,000
5.25%, 04/01/2026	825	826,840

		5,931,840

Other–0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates
Series 2019M 2.65%, 06/15/2035(a)	4,920	5,190,617

Pennsylvania–5.1%
Allegheny County Sanitary Authority
BAM Series 2013 5.00%, 12/01/2024–12/01/2025	7,470	8,398,850
Allentown Neighborhood Improvement Zone Development Authority
Series 2017 5.00%, 05/01/2022(a)	925	961,667
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,245	1,282,350
Capital Region Water Revenue
Series 2018 5.00%, 07/15/2029	1,500	1,902,663
City of Philadelphia PA
Series 2019B 5.00%, 02/01/2032	2,890	3,719,901
City of Philadelphia PA Water & Wastewater Revenue
Series 2020A 5.00%, 11/01/2037–11/01/2038	2,340	3,035,227
Coatesville School District
AGM 5.00%, 08/01/2022 (Pre-refunded/ETM)	105	111,637
5.00%, 08/01/2022	1,020	1,079,010
AGM Series 2017 5.00%, 08/01/2023	1,250	1,382,285
Commonwealth of Pennsylvania
Series 2017 5.00%, 01/01/2026	1,000	1,205,853

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	$2,535	$2,710,270
Pennsylvania Turnpike Commission
Series 2011E 5.00%, 12/01/2025 (Pre-refunded/ETM)	9,585	9,890,114
5.00%, 12/01/2026 (Pre-refunded/ETM)	4,080	4,209,876
Series 2017 5.00%, 06/01/2028	2,905	3,608,924
Series 2017B 5.00%, 06/01/2031	11,050	13,378,008
Series 2017S 5.00%, 12/01/2028–12/01/2030	8,105	10,134,500
Series 2019 5.00%, 12/01/2024–12/01/2025	7,900	9,378,224
Series 2019A 5.00%, 12/01/2031–12/01/2032	4,005	5,173,454
Philadelphia Authority for Industrial Development (City of Philadelphia PA)
Series 2018 5.00%, 05/01/2032	3,205	3,999,937
State Public School Building Authority
Series 2012 5.00%, 04/01/2026 (Pre-refunded/ETM)	1,110	1,163,746

		86,726,496

Puerto Rico–0.7%
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	1,010	1,228,902
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	905	1,116,835
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,115	2,622,754
AGM Series 2007C 5.50%, 07/01/2031	100	123,135
NATL Series 2005L 5.25%, 07/01/2035	155	170,245
NATL Series 2007N 5.25%, 07/01/2032	200	221,826
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,680	3,799,600
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico)
NATL Series 2007 6.00%, 07/01/2025	415	466,031
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024	1,477	1,386,239

		11,135,567

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada)
Series 2018A 4.00%, 10/01/2048	$7,390	$8,066,868
Renewable Water Resources
Series 2018A 5.00%, 01/01/2025	7,220	8,442,450

		16,509,318

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group)
Series 2017 5.00%, 09/01/2028	2,000	2,454,461

Tennessee–0.8%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The))
Series 2017A 4.00%, 05/01/2048	5,415	5,784,866
Series 2018 4.00%, 11/01/2049	6,500	7,374,344

		13,159,210

Texas–5.1%
Austin Community College District Public Facility Corp. (Austin Community College District)
Series 2015 5.00%, 08/01/2022	1,000	1,063,348
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/2025 (Pre-refunded/ETM)	215	221,245
5.00%, 11/15/2025–11/15/2026	11,600	11,949,570
5.00%, 11/15/2026 (Pre-refunded/ETM)	175	180,083
City of Corpus Christi TX Utility System Revenue
Series 2015 5.00%, 07/15/2024	1,290	1,482,450
Series 2015C 5.00%, 07/15/2022–07/15/2026	3,030	3,339,301
City of Dallas TX
Series 2014 5.00%, 02/15/2022	19,045	19,837,851
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2014 5.00%, 07/01/2029	375	408,376
County of Fort Bend TX Series 2015B 5.00%, 03/01/2022 (Pre-refunded/ETM)	2,880	3,007,700
Dallas/Fort Worth International Airport 5.00%, 11/01/2026–11/01/2027	3,725	4,601,602

2021 Semi-Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2028	$1,100	$1,301,775
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,514,827
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2023	1,160	1,284,369
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	300	306,575
State of Texas Series 2014 5.00%, 04/01/2022	1,790	1,876,304
Texas A&M University Series 2013B 5.00%, 05/15/2023	3,950	4,353,711
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	10,760,121
Texas Water Development Board 5.00%, 04/15/2028	1,255	1,609,309
University of Houston Series 2017A 5.00%, 02/15/2023	13,870	15,116,995
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,950,352

		87,165,864

Virginia–0.3%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2021–06/15/2023	4,815	5,086,537

Washington–5.7%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 07/01/2022	7,835	7,927,697
Series 2011B 5.50%, 07/01/2023	5,540	5,608,888
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 07/01/2022–07/01/2023	14,690	14,860,311

Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	$8,615	$10,045,559
Port of Seattle WA Series 2010C 5.00%, 02/01/2022	5,490	5,501,275
Series 2018A 5.00%, 05/01/2026–05/01/2029	14,375	17,408,807
Series 2018B 5.00%, 05/01/2026–05/01/2028	16,040	19,639,122
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,271,844
Snohomish County Public Utility District No. 1 Series 2012 5.00%, 12/01/2026 (Pre-refunded/ETM)	6,065	6,554,355
State of Washington Series 20152 5.00%, 07/01/2024	3,755	4,322,496
Series 2015R 5.00%, 07/01/2023	3,735	4,137,485
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	740	734,567

		98,012,406

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	3,070	3,117,539

Wisconsin–2.4%
State of Wisconsin Series 20211 5.00%, 05/01/2028–05/01/2030	6,300	8,223,775
Series 20212 5.00%, 05/01/2030–05/01/2040	17,000	22,335,933
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	3,315	3,812,559
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	515	513,122
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	3,245	3,564,201
Series 2016B 5.00%, 12/01/2025	2,510	2,914,609

		41,364,199

Total Municipal Obligations (cost $1,092,480,936)		1,153,017,259

68	Sanford C. Bernstein Fund, Inc.

	Shares			U.S. $ Value

INVESTMENT COMPANIES–27.9%
Funds and Investment Trusts–27.9%(d)
iShares Core MSCI EAFE ETF			1,820,051	$131,134,675
iShares Core MSCI Emerging Markets ETF			1,013,239	65,212,062
SPDR S&P 500 ETF Trust			667,241	264,447,626
Vanguard Mid-Cap ETF			75,875	16,794,172

Total Investment Companies (cost $326,140,476)				477,588,535

	Principal Amount (000)

GOVERNMENTS–TREASURIES–0.6%
United States–0.6%
U.S. Treasury Notes 2.125%, 11/30/2023(e)	U.S.$		1,698	1,781,308
2.625%, 02/15/2029(e)(f)			7,796	8,426,989

Total Governments–Treasuries (cost $9,593,574)				10,208,297

	Notional Amount

OPTIONS PURCHASED–PUTS–0.4%
Options on Equity Indices–0.4%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts 5,980; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(c)		EUR	17,790,500	537,477
Euro STOXX 50 Index Expiration: Mar 2022; Contracts 3,070; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(c)		EUR	9,133,250	275,929
FTSE 100 Index Expiration: Mar 2022; Contracts 1,330; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA.(c)		GBP	6,783,000	223,973
FTSE 100 Index Expiration: Mar 2022; Contracts 660; Exercise Price: GBP 5,100.00; Counterparty JPMorgan Chase Bank, NA(c)		GBP	3,366,000	111,145
Nikkei 225 Index Expiration: Mar 2022; Contracts 41,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(c)		JPY	922,500,000	228,650
Nikkei 225 Index Expiration: Mar 2022; Contracts 38,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(c)		JPY	855,000,000	211,919

Nikkei 225 Index Expiration: Mar 2022; Contracts 37,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(c)		JPY	832,500,000	$206,342
S&P 500 Index Expiration: Jan 2022; Contracts 49,500; Exercise Price: USD 3,000.00; Counterparty: UBS AG(c)		USD	148,500,000	3,282,822
S&P 500 Index Expiration: Jan 2022; Contracts 24,600; Exercise Price: USD 3,000.00; Counterparty: UBS AG(c)		USD	73,800,000	1,631,463

Total Options Purchased–Puts (premium paid $10,685,860)				6,709,720

	Principal Amount (000)

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Bellemeade Re Ltd. Series 2018-1A, Class M2 3.009% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(g)			$220	221,665
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(g)			250	251,130
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(g)			141	140,533
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(g)			197	206,653
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(g)			426	442,131
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(g)			270	279,795
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(g)			250	254,746
Series 2017-HQA1, Class M2 3.659% (LIBOR 1 Month + 3.55%), 08/25/2029(g)			241	246,732
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(g)			163	162,329
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(g)			179	180,792

2021 Semi-Annual Report	69

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(g)		$24	$24,312
Series 2015-C03, Class 2M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		75	76,003
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		200	211,871
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(g)		122	126,977
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(g)		440	453,688
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(g)		484	496,732
Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(g)		450	460,305
Series 2015-C03, Class 1M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		82	84,402
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		115	121,106
Series 2017-C05, Class 1M2 2.309% (LIBOR 1 Month + 2.20%), 01/25/2030(g)		202	204,152

Total Collateralized Mortgage Obligations (cost $4,251,001)			4,646,054

CORPORATES—INVESTMENT GRADE–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Baylor Scott & White Holdings Series 2021
0.827%, 11/15/2025		1,075	1,052,769
1.777%, 11/15/2030		1,000	950,660

Total Corporates—Investment Grade (cost $2,075,000)			2,003,429

CORPORATES—NON-INVESTMENT GRADE–0.1%
Industrial–0.1%
Transportation—Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/2026(a)		$700	$728,119
5.75%, 04/20/2029(a)		620	659,519

Total Corporates—Non-Investment Grade (cost $1,320,000)			1,387,638

		Shares

SHORT-TERM INVESTMENTS–1.8%
Investment Companies–1.0%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(d)(h)(i) (cost $17,807,976)		17,807,976	17,807,976

		Principal Amount (000)
U.S. Treasury Bills–0.8%
U.S. Treasury Bill
Zero Coupon, 04/27/2021(e) (cost $12,999,355)	$	13,000	12,999,859

Total Short-Term Investments (cost $30,807,331)			30,807,835

Total Investments—98.5% (cost $1,477,354,178)			1,686,368,767

Other assets less liabilities—1.5%			26,366,995

Net Assets—100.0%			$1,712,735,762

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

Euro STOXX 50 Index Futures	618	June 2021	$28,018,008	$654,422

FTSE 100 Index Futures	27	June 2021	2,486,254	(7,475)

Hang Seng Index Futures	18	April 2021	3,278,116	(15,992)

MSCI Singapore IX ETS Futures	512	April 2021	13,624,026	77,164

Nikkei 225 (OSE) Futures	17	June 2021	4,480,109	59,600

70	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

OMXS 30 Index Futures	900	April 2021	$22,540,061	$329,356

Russell 2000 E-Mini Futures	373	June 2021	41,449,625	(1,119,280)

S&P 500 E-Mini Futures	691	June 2021	137,073,670	2,622,101

S&P Mid 400 E-Mini Futures	52	June 2021	13,547,560	98

S&P/TSX 60 Index Futures	109	June 2021	19,274,274	67,960

TOPIX Index Futures	145	June 2021	25,588,621	441,378

U.S. T-Note 2 Yr (CBT) Futures	222	June 2021	49,001,297	(48,827)

U.S. T-Note 10 Yr (CBT) Futures	694	June 2021	90,870,625	(1,921,922)

U.S. Ultra Bond (CBT) Futures	119	June 2021	21,565,031	(922,788)

Sold Contracts

FTSE 100 Index Futures	209	June 2021	19,245,458	72,486

SPI 200 Futures	160	June 2021	20,556,461	(22,385)

				$265,896

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	6,314	USD	5,048	04/22/2021	$23,474

Barclays Bank PLC	USD	7,896	NZD	10,876	05/27/2021	(301,003)

BNP Paribas SA	SEK	38,574	USD	4,528	04/15/2021	111,283

BNP Paribas SA	CAD	18,301	USD	14,562	04/22/2021	(1,622)

BNP Paribas SA	USD	8,701	CAD	11,007	04/22/2021	57,687

BNP Paribas SA	JPY	1,106,021	USD	10,175	05/20/2021	182,083

BNP Paribas SA	NZD	4,379	USD	3,134	05/27/2021	76,429

Citibank, NA	SEK	23,929	USD	2,876	04/15/2021	136,179

Citibank, NA	USD	39,382	CAD	49,933	04/22/2021	353,582

Citibank, NA	EUR	12,703	USD	15,165	05/27/2021	252,310

Goldman Sachs Bank USA	CHF	11,264	USD	12,706	05/06/2021	778,670

JPMorgan Chase Bank, NA	GBP	857	USD	1,190	04/09/2021	8,851

JPMorgan Chase Bank, NA	GBP	13,878	USD	18,953	04/09/2021	(179,873)

JPMorgan Chase Bank, NA	USD	7,923	GBP	5,643	04/09/2021	(143,372)

JPMorgan Chase Bank, NA	NOK	26,263	USD	3,075	04/15/2021	4,561

JPMorgan Chase Bank, NA	SEK	118,774	USD	14,309	04/15/2021	707,400

JPMorgan Chase Bank, NA	USD	17,817	NOK	151,083	04/15/2021	(152,315)

JPMorgan Chase Bank, NA	USD	31,157	SEK	262,046	04/15/2021	(1,149,634)

JPMorgan Chase Bank, NA	CAD	14,590	USD	11,510	04/22/2021	(100,136)

JPMorgan Chase Bank, NA	CHF	3,855	USD	4,148	05/06/2021	66,115

JPMorgan Chase Bank, NA	JPY	1,179,021	USD	11,038	05/20/2021	384,607

Morgan Stanley & Co., Inc.	USD	3,481	GBP	2,555	04/09/2021	41,636

Morgan Stanley & Co., Inc.	USD	13,132	JPY	1,429,092	05/20/2021	(219,951)

Natwest Markets PLC	GBP	2,113	USD	2,888	04/09/2021	(24,938)

Natwest Markets PLC	JPY	441,779	USD	4,166	05/20/2021	174,652

State Street Bank & Trust Co.	SEK	3,522	USD	426	04/15/2021	23,074

State Street Bank & Trust Co.	USD	425	SEK	3,522	04/15/2021	(21,868)

2021 Semi-Annual Report	71

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	USD	12,252	JPY	1,297,729	05/20/2021	$(526,458)

State Street Bank & Trust Co.	AUD	5,044	USD	3,848	06/04/2021	15,921

UBS AG	USD	4,432	NOK	37,679	04/15/2021	(26,773)

						$550,571

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	4,710	01/15/2025	2.565%	CPI#	Maturity	$9,802	$—	$9,802
USD	2,355	01/15/2025	2.585%	CPI#	Maturity	2,909	—	2,909
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	169	—	169
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	2,006,756	—	2,006,756
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	2,185,130	—	2,185,130
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	443,694	—	443,694
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	435,922	—	435,922
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	81,515	—	81,515
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	79,549	—	79,549

						$5,245,446	$—	$5,245,446

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	61,040	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$553,294	$—	$553,294
USD	32,500	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	813,195	—	813,195
USD	13,760	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	467,908	—	467,908
USD	9,275	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	(63,560)	—	(63,560)

						$1,770,837	$—	$1,770,837

72	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	97	$(26,132)	$(9,399)	$(16,733)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,344	(362,074)	(171,059)	(191,015)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1	(269)	(121)	(148)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	53	(14,278)	(5,183)	(9,095)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	662	(178,288)	(64,817)	(113,471)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	995	(268,053)	(94,919)	(173,134)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	863	(232,492)	(79,909)	(152,583)

						$(1,081,586)	$(425,407)	$(656,179)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

Swap Counterparty	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI#	Maturity	$(511,579)	$—	$(511,579)
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI#	Maturity	173,168	—	173,168
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI#	Maturity	(513,306)	—	(513,306)
Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI#	Maturity	302,298	—	302,298
Citibank, NA	USD	28,000	10/23/2021	2.039%	CPI#	Maturity	(810,689)	—	(810,689)
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI#	Maturity	560,736	—	560,736
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI#	Maturity	258,676	—	258,676
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI#	Maturity	348,892	—	348,892
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI#	Maturity	23,554	—	23,554
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI#	Maturity	717,992	—	717,992
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI#	Maturity	427,521	—	427,521
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI#	Maturity	991,369	—	991,369
Morgan Stanley Capital Services LLC	USD	56,000	07/20/2022	1.939%	CPI#	Maturity	705,425	—	705,425

							$2,674,057	$—	$2,674,057

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2021 Semi-Annual Report	73

Schedule of Investments (continued)

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.120%	SIFMA*	Quarterly	$35,190	$—	$35,190
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA*	Quarterly	29,428	—	29,428

							$64,618	$—	$64,618

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency		Current Notional (000)	Maturity Date	UnrealizedAppreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	6,661	06/18/2021	$(18,347)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $25,706,705 or 1.5% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

74	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2021 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.1%

Long-Term Municipal Bonds–66.3%
Alabama–1.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	$7,525	$8,232,190
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	365	405,644

		8,637,834

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	235	282,322

Arizona–0.5%
State of Arizona Lottery Revenue 5.00%, 07/01/2024	2,000	2,295,965
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	305	305,091

		2,601,056

California–52.7%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2021	1,000	1,000,000
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	1,150	1,161,749
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023–06/01/2025	2,000	2,293,955
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	3,423,689
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(a)	1,000	1,034,174

	Principal Amount (000)	U.S. $ Value
California Community Housing Agency (California Community Housing Agency Stoneridge Apartments) Series 2021A 4.00%, 02/01/2056(a)	$1,000	$1,054,842
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,387,088
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 4.00%, 04/01/2035	1,850	2,165,824
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2032	3,430	3,688,875
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2030	900	1,122,074
California Housing Finance Series 20192 4.00%, 03/20/2033	2,183	2,529,932
Series 2021-1, Class A 3.50%, 11/20/2035	2,650	3,022,308
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(a)	1,500	1,500,141
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	3,000	3,022,664
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/2026	1,000	1,195,344
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 06/01/2029	2,320	2,866,454
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 06/30/2028–06/30/2029	5,025	6,288,452
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	2,635	2,982,778

2021 Semi-Annual Report	75

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2029(a)	$450	$550,054
California Public Finance Authority (California University of Science & Medicine Obligated Group) 6.25%, 07/01/2054(a)	1,000	1,140,420
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 4.00%, 07/01/2030(a)	600	654,936
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	705	756,173
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	3,215	3,319,077
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	4,375	5,030,729
Series 2019C 5.00%, 11/01/2027	1,670	2,113,028
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	2,035	2,095,134
Series 2016A 5.00%, 11/01/2025	1,000	1,204,037
Series 2017A 5.00%, 11/01/2025–11/01/2030	3,160	3,836,835
Series 2020D 1.49%, 11/01/2028	400	389,581
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028	2,200	2,636,584
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2034(a)	375	432,110
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/2028(a)	500	607,518

	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028–01/01/2029	$5,705	$7,053,133
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024–07/01/2029(a)	335	346,975
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2025	4,175	4,643,222
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022	3,365	3,616,752
City of Los Angeles Department of Airports 4.00%, 05/15/2044	1,000	1,117,749
5.00%, 05/15/2031–05/15/2033	1,485	1,908,867
Series 2016A 5.00%, 05/15/2026–05/15/2030	4,470	5,328,775
Series 2017A 5.00%, 05/15/2030–05/15/2031	4,860	5,887,690
Series 2017B 5.00%, 05/15/2021	1,875	1,884,862
Series 2018D 5.00%, 05/15/2026	2,890	3,492,158
City of Oakland CA Series 2015A 5.00%, 01/15/2022	1,380	1,432,004
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2021	5,490	5,621,175
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2031	1,000	1,191,568
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	340	393,746
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2024 (Pre-refunded/ETM)	5,385	5,537,170
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2024	1,955	2,210,280

76	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Series 2014B 5.00%, 03/01/2026	$2,360	$2,674,768
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	3,080	3,570,733
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	6,125,512
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 07/01/2032	1,280	1,583,729
County of San Diego CA (County of San Diego CA COP) Series 2014A 5.00%, 10/15/2027–10/15/2028	2,550	2,952,714
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 2.875%, 08/01/2041(a)	1,000	964,771
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,744,614
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,335	2,377,158
Irvine Unified School District Series 2017A 5.00%, 09/01/2023	925	1,027,556
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2022	1,460	1,500,399
Los Angeles Department of Water & Power Series 2020B 5.00%, 07/01/2028–07/01/2029	820	1,072,111
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 07/01/2028	1,660	2,112,721
Los Angeles Unified School District/CA Series 2014C 5.00%, 07/01/2027	6,815	7,821,122
Series 2015A 5.00%, 07/01/2021	4,785	4,840,866
Middle Fork Project Finance Authority 5.00%, 04/01/2033	450	551,955
Newport Mesa Unified School District 5.00%, 08/01/2021–08/01/2024	1,555	1,671,084

	Principal Amount (000)	U.S. $ Value
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2025–08/01/2026	$2,335	$2,755,769
Peralta Community College District Series 2014A 5.00%, 08/01/2027	5,855	6,713,803
Series 2020A 5.00%, 08/01/2022	3,545	3,770,059
Port of Oakland Series 2012P 5.00%, 05/01/2024 (Pre-refunded/ETM)	5,000	5,249,703
5.00%, 05/01/2025 (Pre-refunded/ETM)	1,405	1,475,167
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/2029	1,900	2,364,081
Romoland School District Series 2015 5.00%, 09/01/2023	300	330,593
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2025	2,380	2,404,759
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/2029	2,000	2,278,384
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	1,500	1,540,471
San Diego County Regional Airport Authority 5.00%, 07/01/2031–07/01/2035	2,990	3,872,405
San Diego County Water Authority Series 2011A 5.00%, 05/01/2024–05/01/2025	4,860	4,877,334
Series 2021A 5.00%, 05/01/2022–05/01/2031	5,810	6,876,398
San Francisco Community College District Series 2015 5.00%, 06/15/2022	5,000	5,289,274
San Francisco Intl Airport Series 2011G 5.00%, 05/01/2024 (Pre-refunded/ETM)	1,775	1,781,606
5.00%, 05/01/2024	695	697,419
Series 20122 5.00%, 05/01/2027	1,270	1,334,968
Series 2016S 5.00%, 05/01/2025–05/01/2026	2,730	3,293,167

2021 Semi-Annual Report	77

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	$750	$888,115
Simi Valley Unified School District Series 2017 5.00%, 08/01/2021–08/01/2022	2,500	2,612,285
State of California Series 2015 5.00%, 08/01/2022–03/01/2024	3,975	4,385,837
Series 2018B 5.00%, 08/01/2029	7,615	9,778,847
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 09/01/2025	1,900	2,252,317
Tobacco Securitization Authority of Southern California 5.00%, 06/01/2030	960	1,252,863
University of California 5.00%, 05/15/2023 (Pre-refunded/ETM)	130	137,027
5.00%, 05/15/2023	4,625	4,871,130
series 2012G 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,645	2,787,970
Series 2013A 5.00%, 05/15/2048	6,000	6,597,119
Series 2015A 5.00%, 05/15/2021	5,355	5,384,201
Series 2018A 4.00%, 05/15/2024	2,120	2,364,923
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 08/01/2025 (Pre-refunded/ETM)	1,790	1,818,484
Vista Unified School District Series 2012 5.00%, 08/01/2023 (Pre-refunded/ETM)	2,090	2,224,417
5.00%, 08/01/2025 (Pre-refunded/ETM)	2,150	2,288,276
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026–01/01/2028	2,800	3,207,671

		271,521,340

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,063,698

Principal Amount (000)		U.S. $ Value
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	$690	$725,702
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2030	1,000	1,068,281
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	100	119,642

		2,977,323

Connecticut–0.3%
State of Connecticut Series 2015B 5.00%, 06/15/2030	1,250	1,457,814

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2026(a)	100	113,557
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2031	100	76,942
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	140	141,292

		331,791

Guam–0.5%
Territory of Guam 5.00%, 11/15/2031	95	104,985
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	570	654,067
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	1,610	1,810,898

		2,569,950

Illinois–2.4%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	2,000	2,263,718
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2023–09/01/2033	300	360,597
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2030	1,400	1,682,725

78	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
State of Illinois Series 2012 5.00%, 08/01/2021	$350	$355,036
Series 2014 5.00%, 05/01/2025	2,165	2,414,762
Series 2016 5.00%, 02/01/2022	1,520	1,574,722
Series 2017D 5.00%, 11/01/2024	3,190	3,605,429

		12,256,989

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027–02/01/2031	240	282,156

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 6.10%, 06/01/2038–12/01/2040(a)	210	262,535

Michigan–2.1%
City of Detroit MI 5.00%, 04/01/2029–04/01/2030	2,600	3,097,529
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2025	2,175	2,423,481
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030–12/31/2030	4,325	5,400,765

		10,921,775

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2027	100	114,455

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc.(The)) Series 2018 5.00%, 03/01/2050	2,290	2,550,893

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	420	428,558

New Jersey–1.9%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	6,950	7,340,869

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	$2,000	$2,488,139

		9,829,008

New York–0.0%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	210	230,437

Ohio–0.3%
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	160	164,800
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	890	965,095
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	180	185,400
Series 2016B 4.375%, 06/01/2033	350	360,500

		1,675,795

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022	1,000	1,044,800

Puerto Rico–0.6%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	190	234,474
AGC Series 2007C 5.50%, 07/01/2031	110	135,448
NATL Series 2005L 5.25%, 07/01/2035	1,170	1,285,073
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,105	1,140,912

2021 Semi-Annual Report	79

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	$448	$420,471

		3,216,378

Texas–0.9%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	1,073,362
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	2,950	3,466,000

		4,539,362

Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 01/01/2032(a)	1,000	1,142,791

Wisconsin–0.4%
UMA Education, Inc. 5.00%, 10/01/2023–10/01/2029(a)	1,040	1,200,521
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,135	1,246,648

		2,447,169

Total Long-Term Municipal Bonds (cost $324,406,793)		341,322,531

Short-Term Municipal Notes–1.8%
California–1.1%
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	5,495	5,547,954

Texas–0.7%
State of Texas 4.00%, 08/26/2021	3,625	3,682,063

Total Short-Term Municipal Notes (cost $9,226,060)		9,230,017

Total Municipal Obligations (cost $333,632,853)		350,552,548

Shares

INVESTMENT COMPANIES–28.0%
Funds and Investment Trusts–28.0%(c)
iShares Core MSCI EAFE ETF	555,459	40,020,821
iShares Core MSCI Emerging Markets ETF	304,022	19,566,856

	Shares		U.S. $ Value
SPDR S&P 500 ETF Trust		200,877	$79,613,581
Vanguard Mid-Cap ETF		23,156	5,125,349

Total Investment Companies (cost $100,324,653)			144,326,607

	Principal Amount (000)

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/2023	U.S. $	200	209,813
2.625%, 02/15/2029(d)(e)		2,920	3,156,337

Total Governments—Treasuries (cost $3,286,510)			3,366,150

	Notional Amount

OPTIONS PURCHASED—PUTS –0.4%
Options on Equity Indices–0.4%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 1,800; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(b)	EUR	5,355,000	161,782
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 930; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(b)	EUR	2,766,750	83,588
FTSE 100 Index Expiration: Mar 2022; Contracts: 400; Exercise Price:GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(b)	GBP	2,040,000	67,360
FTSE 100 Index Expiration: Mar 2022; Contracts: 200; Exercise Price:GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(b)	GBP	1,020,000	33,680
Nikkei 225 Index Expiration: Mar 2022; Contracts: 12,000; Exercise Price:JPY 22,500.00; Counterparty: UBS AG(b)	JPY	270,000,000	66,922
Nikkei 225 Index Expiration: Mar 2022; Contracts: 12,000; Exercise Price:JPY 22,500.00; Counterparty: UBS AG(b)	JPY	270,000,000	66,922
Nikkei 225 Index Expiration: Mar 2022; Contracts: 11,000; Exercise Price:JPY 22,500.00; Counterparty: UBS AG(b)	JPY	247,500,000	61,345

80	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jan 2022; Contracts: 14,900; Exercise Price:USD 3,000.00; Counterparty: UBS AG(b)	USD	44,700,000	$988,163
S&P 500 Index Expiration: Jan 2022; Contracts: 7,400; Exercise Price:USD 3,000.00; Counterparty: UBS AG(b)	USD	22,200,000	490,765

Total Options Purchased—Puts (cost $3,218,099)			2,020,527

	Principal Amount(000)

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(f)		$89	89,679
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(f)		12	12,006
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(f)		79	80,053
Series 2016-C07, Class 2M2 4.459% (LIBOR 1 Month + 4.35%), 05/25/2029(f)		221	229,576

Principal Amount(000)		U.S. $ Value
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	$242	$249,671
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	374	384,394
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	187	187,553

Total Collateralized Mortgage Obligations (cost $1,140,099)		1,232,932

	Shares

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(c)(g)(h) (cost $1,116,829)	1,116,829	1,116,829

Total Investments—97.6% (cost $442,719,043)		502,615,593

Other assets less liabilities—2.4%		12,202,581

Net Assets—100.0%		$514,818,174

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	183	June 2021	$8,296,595	$194,573

FTSE 100 Index Futures	8	June 2021	736,668	(2,193)

Hang Seng Index Futures	5	April 2021	910,588	(4,442)

MSCI Singapore IX ETS Futures	154	April 2021	4,097,852	23,209

Nikkei 225 (OSE) Futures	5	June 2021	1,317,679	17,342

OMXS 30 Index Futures	270	April 2021	6,762,018	98,807

Russell 2000 E-Mini Futures	112	June 2021	12,446,000	(336,084)

S&P 500 E-Mini Futures	209	June 2021	41,459,330	792,034

S&P Mid 400 E-Mini Futures	16	June 2021	4,168,480	(1,202)

S&P/TSX 60 Index Futures	33	June 2021	5,835,330	20,453

TOPIX Index Futures	43	June 2021	7,588,349	127,341

U.S. T-Note 2 Yr (CBT) Futures	67	June 2021	14,788,680	(14,736)

U.S. T-Note 10 Yr (CBT) Futures	209	June 2021	27,365,937	(581,085)

U.S. Ultra Bond (CBT) Futures	36	June 2021	6,523,875	(280,739)

2021 Semi-Annual Report	81

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts

FTSE 100 Index Futures	64	June 2021	$5,893,346	$22,475

SPI 200 Futures	49	June 2021	6,295,416	(6,470)

				$69,283

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	1,876	USD	1,500	04/22/2021	$6,975

BNP Paribas SA	SEK	11,173	USD	1,312	04/15/2021	32,233

BNP Paribas SA	CAD	5,472	USD	4,354	04/22/2021	(485)

BNP Paribas SA	USD	2,606	CAD	3,297	04/22/2021	17,279

BNP Paribas SA	JPY	332,156	USD	3,056	05/20/2021	54,683

BNP Paribas SA	NZD	1,321	USD	946	05/27/2021	23,056

Citibank, NA	SEK	7,311	USD	879	04/15/2021	41,609

Citibank, NA	USD	11,839	CAD	15,011	04/22/2021	106,296

Deutsche Bank AG	AUD	1,583	USD	1,207	06/04/2021	4,665

Goldman Sachs Bank USA	CHF	3,438	USD	3,878	05/06/2021	237,653

JPMorgan Chase Bank, NA	GBP	4,105	USD	5,606	04/09/2021	(53,205)

JPMorgan Chase Bank, NA	USD	2,388	GBP	1,701	04/09/2021	(43,217)

JPMorgan Chase Bank, NA	NOK	8,196	USD	960	04/15/2021	1,424

JPMorgan Chase Bank, NA	SEK	35,937	USD	4,329	04/15/2021	213,914

JPMorgan Chase Bank, NA	USD	5,360	NOK	45,454	04/15/2021	(45,827)

JPMorgan Chase Bank, NA	USD	9,032	SEK	75,934	04/15/2021	(336,605)

JPMorgan Chase Bank, NA	CAD	4,406	USD	3,476	04/22/2021	(30,244)

JPMorgan Chase Bank, NA	CHF	1,159	USD	1,247	05/06/2021	19,877

JPMorgan Chase Bank, NA	JPY	354,867	USD	3,322	05/20/2021	115,761

Morgan Stanley & Co., Inc.	USD	994	GBP	730	04/09/2021	11,896

Morgan Stanley & Co., Inc.	USD	4,095	JPY	445,645	05/20/2021	(68,589)

Natwest Markets PLC	GBP	620	USD	847	04/09/2021	(7,317)

Natwest Markets PLC	JPY	131,277	USD	1,238	05/20/2021	51,899

Standard Chartered Bank	USD	3,516	JPY	372,655	05/20/2021	(149,053)

State Street Bank & Trust Co.	GBP	274	USD	380	04/09/2021	2,393

State Street Bank & Trust Co.	GBP	110	USD	150	04/09/2021	(1,463)

State Street Bank & Trust Co.	SEK	1,206	USD	146	04/15/2021	7,903

State Street Bank & Trust Co.	USD	455	SEK	3,841	04/15/2021	(15,106)

State Street Bank & Trust Co.	EUR	3,942	USD	4,705	05/27/2021	77,091

State Street Bank & Trust Co.	USD	2,378	NZD	3,272	05/27/2021	(92,891)

UBS AG	USD	1,362	NOK	11,581	04/15/2021	(8,229)

						$174,376

82	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,420	01/15/2025	2.565%	CPI#	Maturity	$2,955	$—	$2,955
USD	710	01/15/2025	2.585%	CPI#	Maturity	877	—	877
USD	710	01/15/2025	2.613%	CPI#	Maturity	51	—	51
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	620,636	—	620,636
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	705,881	—	705,881
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	136,355	—	136,355
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	133,966	—	133,966
USD	240	01/15/2030	1.714%	CPI#	Maturity	17,313	—	17,313
USD	240	01/15/2030	1.731%	CPI#	Maturity	16,895	—	16,895

						$1,634,929	$—	$1,634,929

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	13,270	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$120,285	$—	$120,285
USD	14,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	350,300	—	350,300
USD	4,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	142,141	—	142,141
USD	3,000	04/16/2034	3 Month LIBOR	2.673%	Quarterly/ Semi-Annual	275,024	—	275,024

						$887,750	$—	$887,750

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	37	$(9,968)	$(3,585)	$(6,383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	123	(33,136)	(15,376)	(17,760)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8	(2,155)	(970)	(1,185)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	20	(5,388)	(1,956)	(3,432)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	251	(67,619)	(30,228)	(37,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	255	(68,676)	(24,967)	(43,709)

2021 Semi-Annual Report	83

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	382	$(102,910)	$(36,441)	$(66,469)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	48	(12,931)	(5,975)	(6,956)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	331	(89,172)	(30,649)	(58,523)

						$(391,955)	$(150,147)	$(241,808)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	$ (213,158)	$ —	$ (213,158)

Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	86,584	—	86,584

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(51,331)	—	(51,331)

Citibank, NA	USD	6,400	10/23/2021	2.039%	CPI#	Maturity	(185,300)	—	(185,300)

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	178,416	—	178,416

Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	77,603	—	77,603

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	139,557	—	139,557

JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	7,066	—	7,066

JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	108,787	—	108,787

JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	131,545	—	131,545

JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	247,842	—	247,842

Morgan Stanley Capital Services LLC	USD	19,000	07/20/2022	1.939%	CPI#	Maturity	239,341	—	239,341

Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	184,914	—	184,914

							$ 951,866	$ —	$ 951,866

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

84	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	3,815	10/09/2029	1.120%	SIFMA*	Quarterly	$10,766	$—	$10,766

Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly	9,003	—	9,003

							$19,769	$—	$19,769

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	2,075	06/18/2021	$(5,715)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $15,947,292 or 3.1%of net assets.
(b)	Non-income producing security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9%and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK–Norwegian Krone

NZD–New Zealand Dollar

SEK–Swedish Krona

USD–United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2021 Semi-Annual Report	85

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2021 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–63.2%

Long-Term Municipal Bonds–63.2%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/2022	$1,000	$1,072,727
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	345	383,418

		1,456,145

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	180	216,246

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	250	250,075

Arkansas–0.7%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	2,745	2,764,521

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	515	524,298

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,063,698
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	631,045
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	100	119,642

		1,814,385

Connecticut–0.7%
State of Connecticut Series 2018D 5.00%, 04/15/2027	2,280	2,828,668

Principal Amount (000)		U.S. $ Value

Florida–0.8%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 5.00%, 12/15/2026(a)	$100	$113,557
Citizens Property Insurance, Inc. Series 2012A-1 5.00%, 06/01/2021	2,840	2,861,455
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2032	100	73,875

		3,048,887

Guam–0.5%
Territory of Guam 5.00%, 11/15/2031	95	104,985
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	425	487,670
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	1,205	1,355,433

		1,948,088

Illinois–2.8%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	1,465	1,615,651
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2033	300	352,306
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2025	1,000	1,165,642
State of Illinois Series 2014 5.00%, 05/01/2022–05/01/2023	4,990	5,379,617
Series 2017D 5.00%, 11/01/2024	2,000	2,260,457

		10,773,673

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2030	200	234,346

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	100	112,888
6.10%, 06/01/2038(a)	100	125,016

		237,904

Michigan–2.1%
City of Detroit MI 5.00%, 04/01/2024–04/01/2025	2,115	2,357,346

86	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2026	$5,055	$5,787,190

		8,144,536

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	3,290	3,664,820

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	300	306,113

New Jersey–4.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 06/15/2021	4,555	4,597,016
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	125	132,712
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	2,410	2,456,876
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 06/15/2024	3,410	3,883,900
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	3,490	4,341,803
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 01/01/2026	2,555	3,090,736

		18,503,043

New York–43.5%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021–12/15/2026	855	968,565
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	1,097,710

	Principal Amount (000)	U.S. $ Value
City of New York NY Series 2014A 5.00%, 08/01/2028	$1,285	$1,473,023
Series 2014J 5.00%, 08/01/2027	1,085	1,245,308
Series 2018E 5.00%, 03/01/2031	1,055	1,309,755
Series 2020B 5.00%, 11/01/2027	2,120	2,668,507
Series 2020C 5.00%, 08/01/2033–08/01/2034	6,315	8,175,552
Series 2021D 1.396%, 08/01/2027	3,000	2,945,240
County of Albany NY Series 2020C 5.00%, 11/01/2024	1,595	1,853,384
County of Nassau NY Series 2014A 5.00%, 04/01/2025 (Pre-refunded/ETM)	4,775	5,439,212
Series 2017C 5.00%, 10/01/2025	1,875	2,219,311
County of Westchester NY Series 2016A 5.00%, 01/01/2023	2,435	2,640,009
Dutchess County Local Development Corp. (Bard College) Series 2020B 5.918%, 07/01/2039(a)	1,000	1,093,824
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 07/01/2021	700	707,659
Long Island Power Authority Series 2011A 5.00%, 05/01/2038 (Pre-refunded/ETM)	2,960	2,970,514
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2025 (Pre-refunded/ETM)	2,075	2,137,359
Series 2011C 5.00%, 11/15/2025	4,430	4,545,926
Series 2017C 5.00%, 11/15/2026–11/15/2028	12,180	14,991,434
AGM Series 2021 0.557% (AI91550 + 0.55%), 11/01/2032(b)(c)	1,000	1,000,001
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.00%, 11/15/2025	1,375	1,644,128

2021 Semi-Annual Report	87

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2023–11/15/2026	$8,840	$9,483,902
Series 2019A 5.00%, 03/01/2022	2,005	2,089,007
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 5.00%, 12/01/2030	955	1,237,428
New York City Municipal Water Finance Authority 5.00%, 06/15/2026	825	832,889
Series 2015G 5.00%, 06/15/2027	2,885	3,414,414
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017S 5.00%, 07/15/2032	1,955	2,412,601
Series 2018S 5.00%, 07/15/2031	1,460	1,838,453
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 11/01/2040	1,255	1,439,429
Series 2013I 5.00%, 05/01/2022	2,270	2,388,662
Series 2014B 5.00%, 11/01/2026	4,000	4,562,242
Series 2015C 5.00%, 11/01/2028	2,145	2,517,066
Series 2017 5.00%, 11/01/2026	1,925	2,376,081
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	2,900	2,976,091
2.625%, 09/15/2069	320	322,805
2.80%, 09/15/2069	4,250	4,199,765
New York State Dormitory Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	1,965	2,084,180
Series 2013A 5.00%, 07/01/2021 (Pre-refunded/ETM)	1,000	1,011,626
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	794,906
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2029–07/01/2032	3,240	4,169,633

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2021	$1,100	$1,137,170
Series 2012A 5.00%, 12/15/2022	1,605	1,736,107
Series 2014A 5.00%, 02/15/2028	2,035	2,297,625
Series 2014C 5.00%, 03/15/2029	3,000	3,397,404
Series 2018A 5.00%, 03/15/2022	2,675	2,797,656
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022–03/15/2024	6,600	7,142,931
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	455	460,997
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	1,495	1,791,201
Series 2018 5.00%, 01/01/2030–01/01/2031	3,565	4,304,495
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2022	2,755	2,845,741
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/2024(a)	600	623,885
Port Authority of New York & New Jersey 5.00%, 11/01/2031	1,455	1,847,463
Series 2013-178 5.00%, 12/01/2023	2,515	2,821,129
Series 2014 5.00%, 09/01/2023–09/01/2028	5,615	6,335,669
Series 2015E 5.00%, 10/15/2023	1,000	1,116,328
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025	3,750	4,350,893
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031–09/01/2033	1,115	1,427,047
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/2026	5,575	6,793,213

88	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	$1,500	$1,621,471

		166,126,026

Ohio–0.4%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	210	213,752
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	890	965,095
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	300	309,000

		1,487,847

Pennsylvania–1.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,000	1,113,016
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	200	200,682
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 02/01/2024	4,000	4,011,754

		5,325,452

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	230	279,849
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	205	252,985
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	380	471,323
NATL Series 2007N 5.25%, 07/01/2032	100	110,913
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	856,975

Principal Amount (000)			U.S. $ Value
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025		$100	$112,297
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024		339	318,169

			2,402,511

South Carolina–0.9%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2042		3,000	3,274,777

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049		3,880	4,401,916

Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029		100	108,900

Washington–0.2%
Kalispel Tribe of Indians Series 2018B 5.00%, 01/01/2032(a)		700	799,954

Wisconsin–0.2%
UMA Education, Inc. 5.00%, 10/01/2025–10/01/2029(a)		705	820,372

Total Municipal Obligations (cost $228,989,657)			241,463,503

		Shares

INVESTMENT COMPANIES–28.3%
Funds and Investment Trusts–28.3%(e)
iShares Core MSCI EAFE ETF		408,084	29,402,452
iShares Core MSCI Emerging Markets ETF		239,172	15,393,110
SPDR S&P 500 ETF Trust		150,716	59,733,272
Vanguard Mid-Cap ETF		17,013	3,765,658

Total Investment Companies (cost $74,929,059)			108,294,492

Principal Amount (000)

GOVERNMENTS—TREASURIES–1.3%
United States–1.3%
U.S. Treasury Notes 0.625%, 08/15/2030(f)	U.S.$	1,219	1,103,957
2.625%, 02/15/2029(f)(g)		3,543	3,829,761

Total Governments—Treasuries (cost $4,964,583)			4,933,718

2021 Semi-Annual Report	89

Schedule of Investments (continued)

	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–0.4%
Options on Equity Indices–0.4%
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 1,340; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(d)	EUR	3,986,500	$120,438
Euro STOXX 50 Index Expiration: Mar 2022; Contracts: 690; Exercise Price: EUR 2,975.00; Counterparty: UBS AG(d)	EUR	2,052,750	62,017
FTSE 100 Index Expiration: Mar 2022; Contracts: 300; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(d)	GBP	1,530,000	50,520
FTSE 100 Index Expiration: Mar 2022; Contracts: 150; Exercise Price: GBP 5,100.00; Counterparty: JPMorgan Chase Bank, NA(d)	GBP	765,000	25,260
Nikkei 225 Index Expiration: Mar 2022; Contracts: 9,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(d)	JPY	202,500,000	50,191
Nikkei 225 Index Expiration: Mar 2022; Contracts: 9,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(d)	JPY	202,500,000	50,191
Nikkei 225 Index Expiration: Mar 2022; Contracts: 8,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(d)	JPY	180,000,000	44,615
S&P 500 Index Expiration: Jan 2022; Contracts: 11,200; Exercise Price: USD 3,000.00; Counterparty: UBS AG(d)	USD	33,600,000	742,780
S&P 500 Index Expiration: Jan 2022; Contracts: 5,400; Exercise Price: USD 3,000.00; Counterparty: UBS AG(d)	USD	16,200,000	358,126

Total Options Purchased—Puts (premiums paid $2,400,507)			1,504,138

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M3 3.959% (LIBOR 1 Month + 3.85%), 03/25/2029(b)		$260	$269,351
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(b)		12	12,006
Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(b)		124	130,785
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(b)		173	178,336
Series 2018-C03, Class 1M2 2.259% (LIBOR 1 Month + 2.15%), 10/25/2030(b)		66	65,703

Total Collateralized Mortgage Obligations (cost $631,307)			656,181

		Shares

SHORT-TERM INVESTMENTS–4.7%
Investment Companies–4.1%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(e)(h)(i) (cost $15,539,753)		15,539,753	15,539,753

	Principal Amount (000)
U.S. Treasury Bills–0.6%
U.S. Treasury Bill Zero Coupon, 04/27/2021 (cost $2,499,876)		$2,500	2,499,973

Total Short-Term Investments (cost $18,039,629)			18,039,726

Total Investments—98.1% (cost $329,954,742)			374,891,758

Other assets less liabilities—1.9%			7,302,537

Net Assets—100.0%			$382,194,295

90	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	138	June 2021	$6,256,449	$145,856

FTSE 100 Index Futures	6	June 2021	552,501	(1,794)

Hang Seng Index Futures	4	April 2021	728,470	(3,554)

MSCI Singapore IX ETS Futures	116	April 2021	3,086,693	17,483

Nikkei 225 (OSE) Futures	4	June 2021	1,054,143	17,981

OMXS 30 Index Futures	201	April 2021	5,033,947	73,609

Russell 2000 E-Mini Futures	84	June 2021	9,334,500	(252,063)

S&P 500 E-Mini Futures	152	June 2021	30,152,240	575,177

S&P Mid 400 E-Mini Futures	12	June 2021	3,126,360	(902)

S&P/TSX 60 Index Futures	25	June 2021	4,420,705	15,897

TOPIX Index Futures	33	June 2021	5,823,617	97,815

U.S. T-Note 2 Yr (CBT) Futures	49	June 2021	10,815,602	(10,777)

U.S. T-Note 10 Yr (CBT) Futures	156	June 2021	20,426,250	(427,209)

U.S. Ultra Bond (CBT) Futures	27	June 2021	4,892,906	(203,687)

Sold Contracts

FTSE 100 Index Futures	47	June 2021	4,327,926	16,202

MSCI Emerging Markets Futures	11	June 2021	727,375	6,220

SPI 200 Futures	36	June 2021	4,625,204	(4,444)

				$61,810

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	1,469	USD	1,174	04/22/2021	$5,461

Barclays Bank PLC	USD	1,787	NZD	2,461	05/27/2021	(68,121)

BNP Paribas SA	SEK	8,680	USD	1,019	04/15/2021	25,041

BNP Paribas SA	CAD	4,113	USD	3,273	04/22/2021	(365)

BNP Paribas SA	USD	1,961	CAD	2,481	04/22/2021	13,004

BNP Paribas SA	JPY	250,016	USD	2,300	05/20/2021	41,160

BNP Paribas SA	NZD	994	USD	711	05/27/2021	17,349

Citibank, NA	SEK	5,434	USD	653	04/15/2021	30,924

Goldman Sachs Bank USA	CHF	2,525	USD	2,849	05/06/2021	174,592

JPMorgan Chase Bank, NA	GBP	3,015	USD	4,117	04/09/2021	(39,078)

JPMorgan Chase Bank, NA	USD	1,794	GBP	1,278	04/09/2021	(32,470)

JPMorgan Chase Bank, NA	NOK	5,767	USD	675	04/15/2021	1,002

JPMorgan Chase Bank, NA	SEK	26,878	USD	3,238	04/15/2021	160,052

JPMorgan Chase Bank, NA	USD	4,026	NOK	34,139	04/15/2021	(34,442)

JPMorgan Chase Bank, NA	USD	6,780	SEK	57,001	04/15/2021	(253,081)

JPMorgan Chase Bank, NA	CAD	3,315	USD	2,615	04/22/2021	(22,757)

JPMorgan Chase Bank, NA	CHF	871	USD	937	05/06/2021	14,938

JPMorgan Chase Bank, NA	JPY	267,291	USD	2,502	05/20/2021	87,192

Morgan Stanley & Co., Inc.	USD	755	GBP	554	04/09/2021	9,028

2021 Semi-Annual Report	91

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	USD	2,923	JPY	318,111	05/20/2021	$(48,960)

Natwest Markets PLC	GBP	423	USD	578	04/09/2021	(4,992)

Natwest Markets PLC	JPY	98,406	USD	928	05/20/2021	38,904

Standard Chartered Bank	USD	2,808	JPY	297,602	05/20/2021	(119,032)

State Street Bank & Trust Co.	GBP	191	USD	265	04/09/2021	1,668

State Street Bank & Trust Co.	GBP	131	USD	179	04/09/2021	(1,742)

State Street Bank & Trust Co.	SEK	859	USD	104	04/15/2021	5,627

State Street Bank & Trust Co.	USD	335	SEK	2,833	04/15/2021	(11,038)

State Street Bank & Trust Co.	USD	8,893	CAD	11,278	04/22/2021	81,242

State Street Bank & Trust Co.	EUR	2,816	USD	3,360	05/27/2021	55,065

State Street Bank & Trust Co.	AUD	1,469	USD	1,121	06/04/2021	4,636

UBS AG	USD	979	NOK	8,322	04/15/2021	(5,913)

						$124,894

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,060	01/15/2025	2.565%	CPI#	Maturity	$2,206	$—	$2,206
USD	530	01/15/2025	2.585%	CPI#	Maturity	655	—	655
USD	530	01/15/2025	2.613%	CPI#	Maturity	38	—	38
USD	4,950	01/15/2028	1.230%	CPI#	Maturity	474,830	—	474,830
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	460,241	—	460,241
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	97,396	—	97,396
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	95,690	—	95,690
USD	180	01/15/2030	1.714%	CPI#	Maturity	12,985	—	12,985
USD	180	01/15/2030	1.731%	CPI#	Maturity	12,670	—	12,670

						$1,156,711	$—	$1,156,711

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	2,110	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	$(15,006)	$—	$(15,006)
USD	2,110	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	(14,459)	—	(14,459)

						$(29,465)	$—	$(29,465)

92	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency		Implied Credit Spread at March 31, 2021	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	30	$(8,082)	$(2,907)	$(5,175)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	99	(26,671)	(12,376)	(14,295)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	7	(1,886)	(849)	(1,037)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	17	(4,579)	(1,662)	(2,917)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	201	(54,150)	(24,207)	(29,943)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	205	(55,210)	(20,072)	(35,138)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	310	(83,514)	(29,573)	(53,941)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	38	(10,238)	(4,731)	(5,507)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	268	(72,199)	(24,815)	(47,384)

						$(316,529)	$(121,192)	$(195,337)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	$(170,526)	$—	$(170,526)
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(51,331)	—	(51,331)
Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	69,761	—	69,761
Citibank, NA	USD	3,800	10/23/2021	2.039%	CPI#	Maturity	(110,022)	—	(110,022)
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	178,416	—	178,416
Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	90,537	—	90,537
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	139,557	—	139,557
JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	5,889	—	5,889
JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	152,301	—	152,301
JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	98,659	—	98,659
JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	177,030	—	177,030
Morgan Stanley Capital Services LLC	USD	8,500	07/20/2022	1.939%	CPI#	Maturity	107,073	—	107,073
Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	66,569	—	66,569

							$753,913	$—	$753,913

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2021 Semi-Annual Report	93

Schedule of Investments (continued)

INTEREST RATE SWAPS (see Note 3)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,840	10/09/2029	1.120%	SIFMA*	Quarterly	$8,014	$—	$8,014
Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly	6,702	—	6,702

							$14,716	$—	$14,716

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	1,529	06/18/2021	$(4,211)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $7,236,394 or 1.9% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.3% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

94	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2021 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$861,363,536	$1,815,051,698	$967,708,334

Affiliated issuers	1,025,220,812	2,105,480,765	255,244,305

Foreign currencies, at value (a)	7,322,526	14,806,209	1,173,158

Cash	0	0	158,732

Cash collateral due from broker	0	270,000	4,388,783

Receivables:

Unaffiliated interest and dividends	631,640	1,060,123	4,644,125

Affiliated dividends	1,024	1,899	1,735

Foreign withholding tax reclaims	184,097	398,015	0

Investment securities sold and foreign currency transactions	33,562,400	68,500,911	44,470,847

Capital shares sold	231,005	322,975	165,310

Variation margin on futures	0	0	940,218

Variation margin on centrally cleared swaps	0	0	207,594

Unrealized appreciation of forward currency exchange contracts	10,687,041	21,927,958	8,124,527

Market value on credit default swaps (b)	0	0	1,529,372

Unrealized appreciation of total return swaps	0	0	46,036

Total assets	1,939,204,081	4,027,820,553	1,288,803,076

LIABILITIES

Cash collateral due to broker	24,090,000	47,680,000	7,084,000

Payables:

Investment securities purchased and foreign currency transactions	721,596	543,942	55,072,301

Variation margin on futures	1,553,787	3,557,790	0

Capital shares redeemed	758,735	2,399,192	303,572

Management fee	855,892	1,733,657	632,647

Shareholder servicing fee	268,624	508,807	129,258

Transfer Agent fee	6,095	8,634	6,303

Newly entered centrally cleared interest rate swaps	0	0	32,344

Accrued expenses	155,814	181,629	250,413

Unrealized depreciation of forward currency exchange contracts	8,489,687	17,300,459	6,364,057

Market value on credit default swaps (c)	0	0	3,314,637

Unrealized depreciation of total return swaps	106,054	218,333	112,319

Total liabilities	37,006,284	74,132,443	73,301,851

NET ASSETS	$1,902,197,797	$3,953,688,110	$1,215,501,225

Cost of investments

Unaffiliated issuers	$537,291,572	$1,030,380,846	$946,947,949

Affiliated issuers	874,151,208	1,786,616,738	254,796,578

NET ASSETS CONSIST OF:

Capital stock, at par	$127,513	$249,427	$105,749

Additional paid-in capital	1,311,227,416	2,630,164,336	1,092,058,495

Distributable earnings (d)	590,842,868	1,323,274,347	123,336,981

	$1,902,197,797	$3,953,688,110	$1,215,501,225

(a) Cost: $7,426,410, $15,021,823 and $1,201,847, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $2,270,477, respectively.

(c) Net premiums received of $0, $0 and $1,257,398, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $2,388, respectively.

See Notes to Financial Statements.

2021 Semi-Annual Report	95

Statement of Assets and Liabilities—March 31, 2021 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,587,826,837	$3,012,942,167	$1,013,204,625

Shares of capital stock outstanding	106,459,718	190,160,726	88,185,872

Net asset value, offering and redemption price per share	$14.91	$15.84	$11.49

Class 2 Shares

Net Assets	$314,370,960	$940,745,943	$202,296,600

Shares of capital stock outstanding	21,053,138	59,266,099	17,563,538

Net asset value, offering and redemption price per share	$14.93	$15.87	$11.52

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,668,560,791	$501,498,764	$359,352,005

Affiliated issuers	17,807,976	1,116,829	15,539,753

Foreign currencies, at value (a)	2,008,398	560,699	444,154

Cash collateral due from broker	4,489,701	1,164,763	664,608

Receivables:

Unaffiliated interest and dividends	15,220,832	4,953,745	3,221,547

Affiliated dividends	179	23	104

Investment securities sold	1,865,869	130,000	369,839

Capital shares sold	675,200	2,265	11,730

Variation margin on futures	14,240,341	8,375,413	5,444,636

Variation margin on centrally cleared swaps	7,253	0	6,433

Unrealized appreciation of inflation swaps	4,509,631	1,401,655	1,085,792

Unrealized appreciation of forward currency exchange contracts	3,398,514	1,026,607	766,885

Unrealized appreciation of interest rate swaps	64,618	19,769	14,716

Total assets	1,732,849,303	520,250,532	386,922,202

LIABILITIES

Cash collateral due to broker	11,010,000	2,970,000	1,900,000

Payables:

Investment securities purchased and foreign currency transactions	1,343,189	810	1,000,608

Management fee	942,526	284,066	211,642

Capital shares redeemed	729,683	318,906	175,807

Shareholder servicing fee	151,005	40,925	39,449

Transfer Agent fee	4,979	1,577	1,607

Variation margin on centrally cleared swaps	0	6,630	0

Accrued expenses	148,709	109,754	104,184

Unrealized depreciation of forward currency exchange contracts	2,847,943	852,231	641,991

Unrealized depreciation of inflation swaps	1,835,574	449,789	331,879

Market value on credit default swaps (b)	1,081,586	391,955	316,529

Unrealized depreciation of total return swaps	18,347	5,715	4,211

Total liabilities	20,113,541	5,432,358	4,727,907

NET ASSETS	$1,712,735,762	$514,818,174	$382,194,295

Cost of investments

Unaffiliated issuers	$1,459,546,202	$441,602,214	$314,414,989

Affiliated issuers	17,807,976	1,116,829	15,539,753

NET ASSETS CONSIST OF:

Capital stock, at par	$142,782	$43,090	$32,338

Additional paid-in capital	1,486,414,154	449,652,345	334,426,898

Distributable earnings	226,178,826	65,122,739	47,735,059

	$1,712,735,762	$514,818,174	$382,194,295

(a) Cost: $2,037,407, $568,862 and $450,352, respectively. (Note 1)

(b) Net premiums received of $425,407, $150,147 and $121,192, respectively.

See Notes to Financial Statements.

2021 Semi-Annual Report	97

Statement of Assets and Liabilities—March 31, 2021 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,190,384,895	$320,642,515	$309,222,533

Shares of capital stock outstanding	99,292,047	26,851,502	26,172,489

Net asset value, offering and redemption price per share	$11.99	$11.94	$11.81

Class 2 Shares

Net Assets	$522,350,867	$194,175,659	$72,971,762

Shares of capital stock outstanding	43,490,147	16,238,910	6,165,497

Net asset value, offering and redemption price per share	$12.01	$11.96	$11.84

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2021 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$0	$12,977,684

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $82,122, $169,052 and $920, respectively)	6,885,214	13,963,506	0

Affiliated issuers	12,565,954	26,477,997	1,459,813

Total income	19,451,168	40,441,503	14,437,497

Expenses:

Management fee (see Note 2A)	8,410,291	16,982,373	3,953,210

Shareholder servicing fee (see Note 2B)	1,548,679	2,899,457	760,919

Custody and accounting fees	118,965	121,027	184,817

Transfer Agent fee—Class 1	32,596	41,797	32,620

Transfer Agent fee—Class 2	6,737	13,027	6,488

Auditing and tax fees	56,504	50,227	61,563

Directors’ fees and expenses	37,152	75,288	24,880

Legal fees	20,322	40,751	14,516

Registration fees	19,078	19,849	20,377

Printing fees	10,765	14,856	10,882

Miscellaneous	126,033	236,502	41,177

Total expenses	10,387,122	20,495,154	5,111,449

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(3,458,455)	(7,066,831)	(205,109)

Net expenses	6,928,667	13,428,323	4,906,340

Net investment income	12,522,501	27,013,180	9,531,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	130,689,750	285,604,843	21,022,348

Affiliated Underlying Portfolios	5,636,963	12,594,853	0

Forward currency exchange contracts	5,963,673	12,066,958	(3,268,200)

Futures	(16,666,609)	(49,129,621)	73,029,562

Options written	3,454,286	6,912,884	1,476,584

Swaps	627,337	1,270,117	(5,628,096)

Swaptions written	0	0	1,195,649

Foreign currency transactions	200,110	360,769	5,496,341

Net realized gain on investment and foreign currency transactions	129,905,510	269,680,803	93,324,188

Net change in unrealized appreciation/depreciation of:

Investments (b)	36,531,032	56,655,603	(35,884,828)

Affiliated Underlying Portfolios	126,668,918	257,519,741	7,539,498

Forward currency exchange contracts	(383,602)	(583,128)	1,438,538

Futures	(7,647,950)	(13,424,920)	8,216,231

Options written	0	0	(185,830)

Swaps	(106,054)	(218,333)	4,794,325

Swaptions written	0	0	(121,782)

Foreign currency denominated assets and liabilities	(121,774)	(215,521)	(66,301)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	154,940,570	299,733,442	(14,270,149)

Net realized and unrealized gain on investment and foreign currency transactions	284,846,080	569,414,245	79,054,039

Net increase in net assets resulting from operations	$297,368,581	$596,427,425	$88,585,196

(a) Net of foreign capital gains taxes of $0, $0 and $6,022, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $408, respectively.

See Notes to Financial Statements.

2021 Semi-Annual Report	99

Statement of Operations—for the six months ended March 31, 2021 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$16,239,313	$4,654,820	$3,433,338

Dividends

Unaffiliated issuers	3,585,045	1,076,837	809,082

Affiliated issuers	6,561	1,418	1,353

Total income	19,830,919	5,733,075	4,243,773

Expenses:

Management fee (see Note 2A)	5,537,838	1,678,948	1,239,609

Shareholder servicing fee (see Note 2B)	879,774	239,665	231,241

Custody and accounting fees	108,095	72,124	65,734

Transfer Agent fee—Class 1	21,152	6,912	9,006

Transfer Agent fee—Class 2	9,576	4,262	2,135

Auditing and tax fees	50,247	50,247	50,247

Registration fees	21,281	18,052	18,052

Directors’ fees and expenses	34,481	10,358	7,730

Legal fees	20,257	6,544	4,847

Printing fees	9,089	4,310	6,713

Miscellaneous	44,750	33,617	26,445

Total expenses	6,736,540	2,125,039	1,661,759

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(20,284)	(4,110)	(4,564)

Net expenses	6,716,256	2,120,929	1,657,195

Net investment income	13,114,663	3,612,146	2,586,578

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain on:

Investment transactions	19,571,975	14,033,563	8,365,279

Forward currency exchange contracts	5,841,433	1,847,970	1,225,769

Futures	36,793,826	10,758,611	7,631,425

Options written	1,223,226	389,433	270,320

Swaps	885,018	254,815	614,819

Foreign currency transactions	202,663	104,719	125,755

Net realized gain on investment and foreign currency transactions	64,518,141	27,389,111	18,233,367

Net change in unrealized appreciation/depreciation of:

Investments	52,479,958	6,396,028	11,196,820

Forward currency exchange contracts	(262,747)	(79,210)	(59,199)

Futures	1,068,372	816,483	154,795

Swaps	13,347,362	3,723,290	2,551,027

Foreign currency denominated assets and liabilities	(116,131)	(34,649)	(27,115)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	66,516,814	10,821,942	13,816,328

Net realized and unrealized gain on investment and foreign currency transactions	131,034,955	38,211,053	32,049,695

Net increase in net assets resulting from operations	$144,149,618	$41,823,199	$34,636,273

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$12,522,501	$19,432,460	$27,013,180	$40,226,657

Net realized gain (loss) on investment and foreign currency transactions	129,905,510	(15,552,142)	269,680,803	(33,688,779)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	154,940,570	(16,742,348)	299,733,442	(21,662,261)

Net increase (decrease) in net assets resulting from operations	297,368,581	(12,862,030)	596,427,425	(15,124,383)

Distributions to shareholders (a)	(17,000,914)	(27,475,125)	(36,651,710)	(55,053,958)

Capital-share transactions

Net proceeds from sales of shares	87,516,190	177,043,428	109,219,930	236,616,530

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,070,832	23,199,365	27,249,489	42,862,296

Total proceeds from shares sold	102,587,022	200,242,793	136,469,419	279,478,826

Cost of shares redeemed	(255,762,966)	(369,299,731)	(301,985,199)	(834,543,575)

Net decrease in net assets from capital-share transactions	(153,175,944)	(169,056,938)	(165,515,780)	(555,064,749)

Net increase (decrease) in net assets	127,191,723	(209,394,093)	394,259,935	(625,243,090)

NET ASSETS:

Beginning of period	1,775,006,074	1,984,400,167	3,559,428,175	4,184,671,265

End of period	$1,902,197,797	$1,775,006,074	$3,953,688,110	$3,559,428,175

(a) See page 104 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2021 Semi-Annual Report	101

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$9,531,157	$18,438,489	$13,114,663	$31,268,532

Net realized gain (loss) on investment and foreign currency transactions	93,324,188	24,991,174	64,518,141	(19,530,472)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,270,149)	(2,181,151)	66,516,814	30,319,385

Net increase in net assets resulting from operations	88,585,196	41,248,512	144,149,618	42,057,445

Distributions to shareholders (a)	(31,639,231)	(41,357,860)	(39,931,578)	(27,707,869)

Capital-share transactions

Net proceeds from sales of shares	70,256,896	144,744,261	63,025,161	163,671,586

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,251,385	32,701,023	29,470,081	21,096,970

Total proceeds from shares sold	97,508,281	177,445,284	92,495,242	184,768,556

Cost of shares redeemed	(133,568,288)	(225,503,576)	(146,556,605)	(378,674,260)

Net decrease in net assets from capital-share transactions	(36,060,007)	(48,058,292)	(54,061,363)	(193,905,704)

Net increase (decrease) in net assets	20,885,958	(48,167,640)	50,156,677	(179,556,128)

NET ASSETS:

Beginning of period	1,194,615,267	1,242,782,907	1,662,579,085	1,842,135,213

End of period	$1,215,501,225	$1,194,615,267	$1,712,735,762	$1,662,579,085

(a) See page 104 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$3,612,146	$9,006,083	$2,586,578	$6,640,671

Net realized gain (loss) on investment and foreign currency transactions	27,389,111	(13,822,517)	18,233,367	(8,824,210)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,821,942	17,088,630	13,816,328	6,280,909

Net increase in net assets resulting from operations	41,823,199	12,272,196	34,636,273	4,097,370

Distributions to shareholders (a)	(11,727,730)	(8,087,751)	(8,250,017)	(6,580,805)

Capital-share transactions

Net proceeds from sales of shares	12,299,940	53,517,358	9,810,487	29,344,538

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,192,214	6,243,843	6,209,530	5,164,172

Total proceeds from shares sold	20,492,154	59,761,201	16,020,017	34,508,710

Cost of shares redeemed	(47,351,038)	(119,191,467)	(34,671,440)	(78,469,725)

Net decrease in net assets from capital-share transactions	(26,858,884)	(59,430,266)	(18,651,423)	(43,961,015)

Net increase (decrease) in net assets	3,236,585	(55,245,821)	7,734,833	(46,444,450)

NET ASSETS:

Beginning of period	511,581,589	566,827,410	374,459,462	420,903,912

End of period	$514,818,174	$511,581,589	$382,194,295	$374,459,462

(a) See page 104 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2021 Semi-Annual Report	103

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(13,630,162)	$(22,455,773)	$(26,615,502)	$(40,026,066)

Class 2	(3,370,752)	(5,019,352)	(10,036,208)	(15,027,892)

	$(17,000,914)	$(27,475,125)	$(36,651,710)	$(55,053,958)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(26,263,245)	$(33,698,470)	$(26,876,499)	$(18,276,724)

Class 2	(5,375,986)	(7,659,390)	(13,055,079)	(9,431,145)

	$(31,639,231)	$(41,357,860)	$(39,931,578)	$(27,707,869)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(7,015,375)	$(4,982,671)	$(6,618,995)	$(5,143,246)

Class 2	(4,712,355)	(3,105,080)	(1,631,022)	(1,437,559)

	$(11,727,730)	$(8,087,751)	$(8,250,017)	$(6,580,805)

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$12.81		$13.05	$13.69	$13.18	$11.62	$11.80

Income from investment operations:

Investment income, net (a)(b)	0.09		0.13	0.14	0.12	0.10	0.03	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		(0.19)	(0.37)	0.57	1.52	0.31

Contributions from affiliates	0		0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	2.22		(0.06)	(0.23)	0.69	1.62	0.34

Less dividends and distributions:

Dividends from net investment income	(0.12)		(0.15)	(0.13)	(0.18)	(0.06)	(0.05)

Distributions from net realized gain on investment transactions	0		(0.03)	(0.28)	0	0	(0.47)

Total dividends and distributions	(0.12)		(0.18)	(0.41)	(0.18)	(0.06)	(0.52)

Net asset value, end of period	$14.91		$12.81	$13.05	$13.69	$13.18	$11.62

Total return (e)(f)	17.50%		(0.45)%	(1.46)%	5.21%	14.04%	2.84%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,587,827		$1,465,081	$1,653,447	$1,811,002	$1,784,355	$1,638,587

Average net assets (000 omitted)	$1,552,934		$1,539,035	$1,663,944	$1,829,185	$1,687,556	$1,582,586

Ratio to average net assets of:

Expenses, net of waivers /reimbursements (g)(h)	0.78%	(i)	0.81%	0.80%	0.78%	0.83%	1.00%

Expenses, before waivers /reimbursements (g)(h)	1.15%	(i)	1.15%	1.14%	1.13%	1.13%	1.14%

Net investment income (b)	1.31%	(i)	1.02%	1.11%	0.88%	0.79%	0.22%	(c)

Portfolio turnover rate	11%		22%	21%	39%	48%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$12.84		$13.07	$13.72	$13.22	$11.65	$11.83

Income from investment operations:

Investment income, net (a)(b)	0.11		0.15	0.18	0.15	0.12	0.05	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		(0.17)	(0.39)	0.56	1.54	0.31

Contributions from affiliates	0		0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	2.24		(0.02)	(0.21)	0.71	1.66	0.36

Less dividends and distributions:

Dividends from net investment income	(0.15)		(0.18)	(0.16)	(0.21)	(0.09)	(0.07)

Distributions from net realized gain on investment transactions	0		(0.03)	(0.28)	0	0	(0.47)

Total dividends and distributions	(0.15)		(0.21)	(0.44)	(0.21)	(0.09)	(0.54)

Net asset value, end of period	$14.93		$12.84	$13.07	$13.72	$13.22	$11.65

Total return (e)(f)	17.61%		(0.25)%	(1.23)%	5.37%	14.31%	3.14%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$314,371		$309,925	$330,953	$427,346	$431,755	$395,657

Average net assets (000 omitted)	$321,154		$319,363	$367,721	$420,846	$408,460	$381,197

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.58%	(i)	0.61%	0.60%	0.58%	0.63%	0.80%

Expenses, before waivers/reimbursements (g)(h)	0.95%	(i)	0.95%	0.94%	0.93%	0.93%	0.94%

Net investment income (b)	1.50%	(i)	1.17%	1.37%	1.09%	0.99%	0.42%	(c)

Portfolio turnover rate	11%		22%	21%	39%	48%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.65		$13.78		$14.29	$13.95	$12.30	$12.52

Income from investment operations:

Investment income, net (a)(b)	0.10		0.13		0.15	0.13	0.11	0.03	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.23		(0.08)		(0.37)	0.55	1.60	0.27

Contributions from affiliates	0		0		0	0	0.00 (d)	0.00	(d)

Total from investment operations	2.33		0.05		(0.22)	0.68	1.71	0.30

Less dividends and distributions:

Dividends from net investment income	(0.14)		(0.18)		(0.12)	(0.30)	(0.06)	(0.04)

Distributions from net realized gain on investment transactions	0		(0.00	) (d)	(0.17)	(0.04)	0	(0.48)

Total dividends and distributions	(0.14)		(0.18)		(0.29)	(0.34)	(0.06)	(0.52)

Net asset value, end of period	$15.84		$13.65		$13.78	$14.29	$13.95	$12.30

Total return (e)(f)	17.19%		0.29%		(1.28)%	4.85% (j)	13.99%	2.37%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,012,942		$2,712,320		$3,143,494	$3,464,533	$3,418,084	$3,183,118

Average net assets (000 omitted)	$2,907,423		$2,913,890		$3,181,790	$3,513,988	$3,258,122	$3,133,499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.75%	(i)	0.80%		0.80%	0.77%	0.82%	0.99%

Expenses, before waivers/reimbursements (g)(h)	1.13%	(i)	1.13%		1.13%	1.12%	1.12%	1.13%

Net investment income (b)	1.37%	(i)	0.99%		1.09%	0.89%	0.85%	0.28%	(c)

Portfolio turnover rate	11%		22%		20%	42%	49%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.69		$13.82		$14.33	$14.00	$12.34	$12.55

Income from investment operations:

Investment income, net (a)(b)	0.12		0.16		0.17	0.16	0.14	0.06	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.23		(0.08)		(0.36)	0.54	1.61	0.27

Contributions from affiliates	0		0		0	0	0.00 (d)	0.00	(d)

Total from investment operations	2.35		0.08		(0.19)	0.70	1.75	0.33

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.21)		(0.15)	(0.33)	(0.09)	(0.06)

Distributions from net realized gain on investment transactions	0		(0.00	) (d)	(0.17)	(0.04)	0	(0.48)

Total dividends and distributions	(0.17)		(0.21)		(0.32)	(0.37)	(0.09)	(0.54)

Net asset value, end of period	$15.87		$13.69		$13.82	$14.33	$14.00	$12.34

Total return (e)(f)	17.29%		0.56%		(1.12)%	5.01% (j)	14.25%	2.61%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$940,746		$847,108		$1,041,177	$1,119,490	$1,075,867	$985,732

Average net assets (000 omitted)	$906,094		$935,278		$1,048,726	$1,114,328	$1,020,239	$955,478

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.55%	(i)	0.60%		0.60%	0.57%	0.62%	0.79%

Expenses, before waivers/reimbursements (g)(h)	0.93%	(i)	0.93%		0.93%	0.92%	0.92%	0.93%

Net investment income (b)	1.57%	(i)	1.21%		1.28%	1.09%	1.05%	0.48%	(c)

Portfolio turnover rate	11%		22%		20%	42%	49%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$10.96		$10.94	$10.96	$11.00	$10.67	$10.22

Income from investment operations:

Investment income, net (a)(b)	0.09		0.16	0.21	0.20	0.16	0.12	(c)

Net realized and unrealized gain on investment and foreign currency transactions	0.74		0.22	0.17	0.01	0.42	0.48

Contributions from affiliates	0		0	0.00 (d)	0.00 (d)	0.00 (d)	0

Total from investment operations	0.83		0.38	0.38	0.21	0.58	0.60

Less dividends and distributions:

Dividends from net investment income	(0.25)		(0.32)	(0.26)	(0.23)	(0.25)	0

Distributions from net realized gain on investment transactions	(0.05)		(0.04)	(0.14)	(0.02)	0	(0.15)

Total dividends and distributions	(0.30)		(0.36)	(0.40)	(0.25)	(0.25)	(0.15)

Net asset value, end of period	$11.49		$10.96	$10.94	$10.96	$11.00	$10.67

Total return (e)	7.58%		3.56%	3.75%	1.93%	5.59%	5.83%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,013,204		$991,266	$1,024,761	$1,052,414	$1,037,681	$971,463

Average net assets (000 omitted)	$1,017,346		$991,542	$1,014,279	$1,055,548	$985,539	$932,575

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.83%	(i)	0.84%	0.83%	0.81%	0.84%	0.85%

Expenses, before waivers/reimbursements (g)	0.87%	(i)	0.87%	0.86%	0.86%	0.87%	0.87%

Net investment income (b)	1.54%	(i)	1.51%	1.95%	1.78%	1.49%	1.19%	(c)

Portfolio turnover rate	48%		74%	67%	116%	115%	105%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.00		$10.97	$10.98	$11.03	$10.69	$10.23

Income from investment operations:

Investment income, net (a)(b)	0.10		0.18	0.22	0.21	0.18	0.14	(c)

Net realized and unrealized gain on investment and foreign currency transactions	0.73		0.23	0.18	0.01	0.42	0.47

Contributions from affiliates	0		0	0.00 (d)	0.00 (d)	0.00 (d)	0

Total from investment operations	0.83		0.41	0.40	0.22	0.60	0.61

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.34)	(0.27)	(0.25)	(0.26)	0

Distributions from net realized gain on investment transactions	(0.05)		(0.04)	(0.14)	(0.02)	0	(0.15)

Total dividends and distributions	(0.31)		(0.38)	(0.41)	(0.27)	(0.26)	(0.15)

Net asset value, end of period	$11.52		$11.00	$10.97	$10.98	$11.03	$10.69

Total return (e)	7.62%		3.76%	3.97%	2.02%	5.83%	5.92%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$202,297		$203,349	$218,022	$228,731	$217,317	$242,915

Average net assets (000 omitted)	$202,368		$209,927	$226,099	$226,777	$228,978	$234,250

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.68%	(i)	0.69%	0.68%	0.66%	0.69%	0.71%

Expenses, before waivers/reimbursements (g)	0.72%	(i)	0.72%	0.71%	0.71%	0.71%	0.72%

Net investment income (b)	1.69%	(i)	1.66%	2.10%	1.93%	1.65%	1.34%	(c)

Portfolio turnover rate	48%		74%	67%	116%	115%	105%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.27		$11.12	$11.25	$11.50	$11.10	$10.81

Income from investment operations:

Investment income, net (a)(b)	0.09		0.19	0.21	0.19	0.17	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.90		0.12	(0.03)	0.02	0.50	0.32

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	0.99		0.31	0.18	0.21	0.67	0.45

Less dividends and distributions:

Dividends from net investment income	(0.27)		(0.16)	(0.20)	(0.18)	(0.17)	(0.14)

Distributions from net realized gain on investment transactions	0		0	(0.11)	(0.28)	(0.10)	(0.02)

Total dividends and distributions	(0.27)		(0.16)	(0.31)	(0.46)	(0.27)	(0.16)

Net asset value, end of period	$11.99		$11.27	$11.12	$11.25	$11.50	$11.10

Total return (e)	8.75%		2.93%	1.81%	1.86%	6.23%	4.19%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,190,385		$1,140,951	$1,240,530	$1,314,251	$1,299,848	$1,284,948

Average net assets (000 omitted)	$1,176,255		$1,191,962	$1,254,989	$1,319,846	$1,271,281	$1,256,664

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.84%	(i)	0.84%	0.83%	0.81%	0.82%	0.82%

Expenses, before waivers/reimbursements (g)	0.84%	(i)	0.84%	0.84%	0.83%	0.84%	0.84%

Net investment income (b)	1.49%	(i)	1.74%	1.89%	1.68%	1.50%	1.20%	(c)

Portfolio turnover rate	10%		8%	12%	22%	22%	41%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.30		$11.14	$11.27	$11.52	$11.12	$10.83

Income from investment operations:

Investment income, net (a)(b)	0.10		0.21	0.22	0.21	0.18	0.15	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.90		0.13	(0.02)	0.02	0.51	0.32

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	1.00		0.34	0.20	0.23	0.69	0.47

Less dividends and distributions:

Dividends from net investment income	(0.29)		(0.18)	(0.22)	(0.20)	(0.19)	(0.16)

Distributions from net realized gain on investment transactions	0		0	(0.11)	(0.28)	(0.10)	(0.02)

Total dividends and distributions	(0.29)		(0.18)	(0.33)	(0.48)	(0.29)	(0.18)

Net asset value, end of period	$12.01		$11.30	$11.14	$11.27	$11.52	$11.12

Total return (e)	8.90%		3.04%	1.93%	2.01%	6.38%	4.38%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$522,351		$521,628	$601,605	$643,676	$632,692	$620,156

Average net assets (000 omitted)	$532,377		$559,800	$611,585	$646,854	$616,284	$585,731

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.68%	(i)	0.69%	0.68%	0.66%	0.67%	0.67%

Expenses, before waivers/reimbursements (g)	0.69%	(i)	0.69%	0.69%	0.68%	0.69%	0.69%

Net investment income (b)	1.64%	(i)	1.89%	2.03%	1.83%	1.65%	1.35%	(c)

Portfolio turnover rate	10%		8%	12%	22%	22%	41%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.26		$11.14	$11.29	$11.49	$11.02	$10.80

Income from investment operations:

Investment income, net (a)(b)	0.08		0.18	0.19	0.17	0.14	0.11	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86		0.10	(0.03)	0.07	0.52	0.31

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	0.94		0.28	0.16	0.24	0.66	0.42

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.16)	(0.18)	(0.18)	(0.09)	(0.15)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.26)	(0.10)	(0.05)

Total dividends and distributions	(0.26)		(0.16)	(0.31)	(0.44)	(0.19)	(0.20)

Net asset value, end of period	$11.94		$11.26	$11.14	$11.29	$11.49	$11.02

Total return (e)	8.39%		2.48%	1.53%	2.13%	6.13%	3.94%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$320,642		$315,270	$356,936	$368,640	$359,764	$349,358

Average net assets (000 omitted)	$320,431		$339,567	$355,345	$366,150	$348,603	$342,317

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.88%	(i)	0.88%	0.86%	0.85%	0.86%	0.87%

Expenses, before waivers/reimbursements (g)	0.88%	(i)	0.88%	0.87%	0.87%	0.87%	0.88%

Net investment income (b)	1.34%	(i)	1.60%	1.75%	1.49%	1.29%	1.02%	(c)

Portfolio turnover rate	10%		13%	14%	28%	23%	33%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.29		$11.16	$11.31	$11.50	$11.04	$10.82

Income from investment operations:

Investment income, net (a)(b)	0.09		0.19	0.21	0.19	0.16	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86		0.11	(0.04)	0.08	0.51	0.31

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	0.95		0.30	0.17	0.27	0.67	0.44

Less dividends and distributions:

Dividends from net investment income	(0.28)		(0.17)	(0.19)	(0.20)	(0.11)	(0.17)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.26)	(0.10)	(0.05)

Total dividends and distributions	(0.28)		(0.17)	(0.32)	(0.46)	(0.21)	(0.22)

Net asset value, end of period	$11.96		$11.29	$11.16	$11.31	$11.50	$11.04

Total return (e)	8.46%		2.68%	1.65%	2.37% (j)	6.28%	4.13%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$194,176		$196,312	$209,891	$221,368	$221,485	$204,539

Average net assets (000 omitted)	$197,587		$203,874	$217,264	$225,633	$207,974	$185,830

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.73%	(i)	0.73%	0.71%	0.70%	0.71%	0.72%

Expenses, before waivers/reimbursements (g)	0.73%	(i)	0.73%	0.72%	0.72%	0.72%	0.73%

Net investment income (b)	1.49%	(i)	1.75%	1.90%	1.64%	1.45%	1.17%	(c)

Portfolio turnover rate	10%		13%	14%	28%	23%	33%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.02		$11.04	$11.19	$11.43	$10.99	$10.72

Income from investment operations:

Investment income, net (a)(b)	0.08		0.18	0.20	0.17	0.15	0.12	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.96		(0.03)	(0.03)	0.04	0.52	0.34

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	1.04		0.15	0.17	0.21	0.67	0.46

Less dividends and distributions:

Dividends from net investment income	(0.25)		(0.17)	(0.19)	(0.18)	(0.11)	(0.16)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.27)	(0.12)	(0.03)

Total dividends and distributions	(0.25)		(0.17)	(0.32)	(0.45)	(0.23)	(0.19)

Net asset value, end of period	$11.81		$11.02	$11.04	$11.19	$11.43	$10.99

Total return (e)	9.58%		1.35%	1.67%	1.84%	6.17%	4.21%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$309,222		$303,111	$335,908	$372,015	$369,475	$360,981

Average net assets (000 omitted)	$309,168		$317,504	$343,928	$375,576	$362,361	$354,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.90%	(i)	0.90%	0.88%	0.86%	0.87%	0.88%

Expenses, before waivers/reimbursements (g)	0.90%	(i)	0.91%	0.89%	0.88%	0.88%	0.89%

Net investment income (b)	1.33%	(i)	1.65%	1.84%	1.54%	1.32%	1.08%	(c)

Portfolio turnover rate	8%		11%	19%	31%	17%	39%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2021 Semi-Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.05		$11.06	$11.21	$11.45	$11.02	$10.75

Income from investment operations:

Investment income, net (a)(b)	0.08		0.20	0.22	0.19	0.16	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.98		(0.02)	(0.04)	0.04	0.51	0.35

Contributions from affiliates	0		0	0	0	0.00 (d)	0

Total from investment operations	1.06		0.18	0.18	0.23	0.67	0.48

Less dividends and distributions:

Dividends from net investment income	(0.27)		(0.19)	(0.20)	(0.20)	(0.12)	(0.18)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.27)	(0.12)	(0.03)

Total dividends and distributions	(0.27)		(0.19)	(0.33)	(0.47)	(0.24)	(0.21)

Net asset value, end of period	$11.84		$11.05	$11.06	$11.21	$11.45	$11.02

Total return (e)	9.63%		1.60%	1.79%	1.99%	6.23%	4.49%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$72,972		$71,348	$84,996	$85,946	$88,232	$88,167

Average net assets (000 omitted)	$73,298		$78,103	$81,875	$87,212	$87,691	$78,704

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.75%	(i)	0.75%	0.73%	0.71%	0.72%	0.73%

Expenses, before waivers/reimbursements (g)	0.75%	(i)	0.76%	0.74%	0.73%	0.73%	0.74%

Net investment income (b)	1.47%	(i)	1.80%	1.99%	1.69%	1.47%	1.23%	(c)

Portfolio turnover rate	8%		11%	19%	31%	17%	39%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	For the year ended September 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax-Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay C	0.0003	0.003%	0.003%
Tax-Aware Overlay N	0.0003	0.003%	0.003%

(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(g)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.39% (i)		.35%	.34%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.38% (i)		.34%	.34%	.36%	.31%	.14%
Overlay B Portfolio	.04% (i)		.03%	.05%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.00% (d	)(i)	.02%	.05%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.00% (d	)(i)	.03%	.03%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.03% (i)		.03%	.03%	.04%	.02%	N/A

Waiver:

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)		YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.38% (i)		.34%	.33%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.37% (i)		.34%	.33%	.36%	.31%	.14%
Overlay B Portfolio	.03% (i)		.03%	.03%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.00% (d	)(i)	.00% (d)	.02%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.00% (d	)(i)	.00% (d)	.01%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.00% (d	)(i)	.00% (d)	.01%	.04%	.02%	N/A

See Notes to Financial Statements.

2021 Semi-Annual Report	117

Financial Highlights (continued)

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	SIX MONTHS ENDED MARCH 31, 2021 (UNAUDITED)
		YEAR ENDED SEPTEMBER 30,
		2020	2019	2018	2017	2016
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	.80%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	N/A	1.14%	N/A	N/A	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	.60%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	N/A	.94%	N/A	N/A	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	.79%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	N/A	1.13%	N/A	N/A	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	.59%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	N/A	.92%	N/A	N/A	N/A	N/A

(i)	Annualized.
(j)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

* Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

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Notes to Financial Statements (continued)

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

120	Sanford C. Bernstein Fund, Inc.

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2021:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$837,259,047	$0	$0	$837,259,047

Investment Companies	789,447,569	0	0	789,447,569

Options Purchased—Puts	0	20,104,614		20,104,614
Short-Term Investments:

Investment Companies	235,773,243	0	0	235,773,243

U.S. Treasury Bills	0	3,999,875	0	3,999,875

Total Investments in Securities	1,862,479,859	24,104,489	0	1,886,584,348

Other Financial Instruments (b):
Assets:

Futures	12,625,302	0	0	12,625,302	(c)

Forward Currency Exchange Contracts	0	10,687,041	0	10,687,041
Liabilities:

Futures	(14,905,674)	0	0	(14,905,674	)(c)

Forward Currency Exchange Contracts	0	(8,489,687)	0	(8,489,687)

Total Return Swaps	0	(106,054)	0	(106,054)

Total	$1,860,199,487	$26,195,789	$0	$1,886,395,276

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$1,763,162,079	$0	$0	$1,763,162,079

Investment Companies	1,615,433,298	0	0	1,615,433,298

Options Purchased—Puts	0	41,389,715	0	41,389,715
Short-Term Investments:

Investment Companies	490,047,467	0	0	490,047,467

U.S. Treasury Bills	0	10,499,904	0	10,499,904

Total Investments in Securities	3,868,642,844	51,889,619	0	3,920,532,463

Other Financial Instruments (b):
Assets:

Futures	25,603,660	0	0	25,603,660	(c)

Forward Currency Exchange Contracts	0	21,927,958	0	21,927,958
Liabilities:

Futures	(31,791,723)	0	0	(31,791,723	)(c)

Forward Currency Exchange Contracts	0	(17,300,459)	0	(17,300,459)

Total Return Swaps	0	(218,333)	0	(218,333)

Total	$3,862,454,781	$56,298,785	$0	$3,918,753,566

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OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Inflation-Linked Securities	$0	$282,062,644	$0	$282,062,644

Corporates—Investment Grade	0	214,559,852	0	214,559,852

Governments—Treasuries	0	168,264,271	0	168,264,271

Collateralized Mortgage Obligations	0	56,437,809	0	56,437,809

Mortgage Pass-Throughs	0	50,963,598	0	50,963,598

Investment Companies	47,188,876	0	0	47,188,876

Corporates—Non-Investment Grade	0	45,114,896	0	45,114,896

Commercial Mortgage-Backed Securities	0	42,584,786	236,615	42,821,401

Quasi-Sovereigns	0	17,970,097	0	17,970,097

Collateralized Loan Obligations	0	13,401,107	0	13,401,107

Asset-Backed Securities	0	11,105,478	0	11,105,478

Emerging Markets—Corporate Bonds	0	9,190,689	0	9,190,689

Emerging Markets—Treasuries	0	6,570,085	0	6,570,085

Emerging Markets—Sovereigns	0	6,419,619	0	6,419,619

Governments—Sovereign Bonds	0	5,000,186	0	5,000,186

Options Purchased—Puts	0	4,784,301	0	4,784,301

Local Governments—US Municipal Bonds	0	4,097,678	0	4,097,678

Covered Bonds	0	3,691,491	0	3,691,491

Governments—Sovereign Agencies	0	3,205,219	0	3,205,219

Local Governments—Provincial Bonds	0	2,220,906	0	2,220,906

Agencies	0	1,837,210	0	1,837,210
Short-Term Investments:

Investment Companies	208,055,429	0	0	208,055,429

U.S. Treasury Bills	0	17,989,797	0	17,989,797

Total Investments in Securities	255,244,305	967,471,719	236,615	1,222,952,639

Other Financial Instruments (b):
Assets:

Futures	9,270,513	0	0	9,270,513	(c)

Forward Currency Exchange Contracts	0	8,124,527	0	8,124,527

Centrally Cleared Credit Default Swaps	0	314,571	0	314,571	(c)

Centrally Cleared Inflation (CPI) Swaps	0	1,911,689	0	1,911,689	(c)

Centrally Cleared Interest Rate Swaps	0	2,108,054	0	2,108,054	(c)

Credit Default Swaps	0	1,529,372	0	1,529,372

Total Return Swaps	0	46,036	0	46,036

Liabilities:

Futures	(4,162,499)	0	0	(4,162,499	)(c)

Forward Currency Exchange Contracts	0	(6,364,057)	0	(6,364,057)

Centrally Cleared Credit Default Swaps	0	(2,268,554)	0	(2,268,554	)(c)

Centrally Cleared Inflation (CPI) Swaps	0	(578,013)	0	(578,013	)(c)

Centrally Cleared Interest Rate Swaps	0	(2,444,241)	0	(2,444,241	)(c)

Credit Default Swaps	0	(3,314,637)	0	(3,314,637)

Total Return Swaps	0	(112,319)	0	(112,319)

Total	$260,352,319	$966,424,147	$236,615	$1,227,013,081

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Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,153,017,259	$0	$1,153,017,259

Investment Companies	477,588,535	0	0	477,588,535

Governments—Treasuries	0	10,208,297	0	10,208,297

Options Purchased—Puts	0	6,709,720	0	6,709,720

Collateralized Mortgage Obligations	0	4,646,054	0	4,646,054

Corporates—Investment Grade	0	2,003,429	0	2,003,429

Corporates—Non-Investment Grade	0	1,387,638	0	1,387,638
Short-Term Investments:

Investment Companies	17,807,976	0	0	17,807,976

U.S. Treasury Bills	0	12,999,859	0	12,999,859

Total Investments in Securities	495,396,511	1,190,972,256	0	1,686,368,767

Other Financial Instruments (b):

Assets:

Futures	4,324,565	0	0	4,324,565	(c)

Forward Currency Exchange Contracts	0	3,398,514	0	3,398,514

Centrally Cleared Inflation (CPI) Swaps	0	5,245,446	0	5,245,446	(c)

Centrally Cleared Interest Rate Swaps	0	1,834,397	0	1,834,397	(c)

Inflation (CPI) Swaps	0	4,509,631	0	4,509,631

Interest Rate Swaps	0	64,618	0	64,618

Liabilities:

Futures	(4,058,669)	0	0	(4,058,669	)(c)

Forward Currency Exchange Contracts	0	(2,847,943)	0	(2,847,943)

Centrally Cleared Interest Rate Swaps	0	(63,560)	0	(63,560	)(c)

Credit Default Swaps	0	(1,081,586)	0	(1,081,586)

Inflation (CPI) Swaps	0	(1,835,574)	0	(1,835,574)

Total Return Swaps	0	(18,347)	0	(18,347)

Total	$495,662,407	$1,200,177,852	$0	$1,695,840,259

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$341,322,531	$0	$341,322,531

Short-Term Municipal Notes	0	9,230,017	0	9,230,017

Investment Companies	144,326,607	0	0	144,326,607

Governments—Treasuries	0	3,366,150	0	3,366,150

Options Purchased—Puts	0	2,020,527	0	2,020,527

Collateralized Mortgage Obligations	0	1,232,932	0	1,232,932

Short-Term Investments	1,116,829	0	0	1,116,829

Total Investments in Securities	145,443,436	357,172,157	0	502,615,593

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TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$1,296,234	$0	$0	$1,296,234	(c)

Forward Currency Exchange Contracts	0	1,026,607	0	1,026,607

Centrally Cleared Inflation (CPI) Swaps	0	1,634,929	0	1,634,929	(c)

Centrally Cleared Interest Rate Swaps	0	887,750	0	887,750	(c)

Inflation (CPI) Swaps	0	1,401,655	0	1,401,655

Interest Rate Swaps	0	19,769	0	19,769

Liabilities:

Futures	(1,226,951)	0	0	(1,226,951	)(c)

Forward Currency Exchange Contracts	0	(852,231)	0	(852,231)

Credit Default Swaps	0	(391,955)	0	(391,955)

Inflation (CPI) Swaps	0	(449,789)	0	(449,789)

Total Return Swaps	0	(5,715)	0	(5,715)

Total	$145,512,719	$360,443,177	$0	$505,955,896

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$241,463,503	$0	$241,463,503

Investment Companies	108,294,492	0	0	108,294,492

Governments—Treasuries	0	4,933,718	0	4,933,718

Options Purchased—Puts	0	1,504,138	0	1,504,138

Collateralized Mortgage Obligations	0	656,181	0	656,181
Short-Term Investments:

Investment Companies	15,539,753	0	0	15,539,753

U.S. Treasury Bills	0	2,499,973	0	2,499,973

Total Investments in Securities	123,834,245	251,057,513	0	374,891,758

Other Financial Instruments (b):

Assets:

Futures	966,240	0	0	966,240	(c)

Forward Currency Exchange Contracts	0	766,885	0	766,885

Centrally Cleared Inflation (CPI) Swaps	0	1,156,711	0	1,156,711	(c)

Inflation (CPI) Swaps	0	1,085,792	0	1,085,792

Interest Rate Swaps	0	14,716	0	14,716

Liabilities:

Futures	(904,430)	0	0	(904,430	)(c)

Forward Currency Exchange Contracts	0	(641,991)	0	(641,991)

Centrally Cleared Interest Rate Swaps	0	(29,465)	0	(29,465	)(c)

Credit Default Swaps	0	(316,529)	0	(316,529)

Inflation (CPI) Swaps	0	(331,879)	0	(331,879)

Total Return Swaps	0	(4,211)	0	(4,211)

Total	$123,896,055	$252,757,542	$0	$376,653,597

(a)	See Schedule of Investments for sector classifications.

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Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

126	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes,

2021 Semi-Annual Report	127

Notes to Financial Statements (continued)

extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	0.90%	0.75%
Tax-Aware Overlay B	0.90%	0.75%
Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2022 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2021, such reimbursements/waivers amounted to $37 for the Tax-Aware Overlay N Portfolio.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

128	Sanford C. Bernstein Fund, Inc.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the six months ended March 31, 2021, such waivers amounted to:

PORTFOLIO	GOVERNMENT MONEY MARKET PORTFOLIO	AMRR

Overlay A	$39,748	$529,224

Tax-Aware Overlay A	61,398	1,039,237

Overlay B	43,771	161,338

Tax-Aware Overlay B	20,284	0

Tax-Aware Overlay C	4,110	0

Tax-Aware Overlay N	4,527	0

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2022, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2021, such waivers amounted to:

	SANFORD C. BERNSTEIN FUND, INC.			BERNSTEIN FUND, INC.
PORTFOLIO	TAX MANAGED INTERNATIONAL PORTFOLIO CLASS Z	INTERNATIONAL PORTFOLIO CLASS Z	EMERGING MARKETS PORTFOLIO CLASS Z	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$0	$294,485	$252,454	$1,658,226	$546,789	$137,529
Tax-Aware Overlay A	589,756	0	526,217	3,442,598	1,134,473	273,152

2021 Semi-Annual Report	129

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2021 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
									DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)		SALES PROCEEDS (000)		REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$92,201	$301,856		$158,284		$0	$0	$235,773	$12	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	125,304	4,754		0		0	24,732	154,790	4,754	0

Bernstein Fund, Inc.: International Small Cap Portfolio	90,463	1,183		0		0	20,361	112,007	1,183	0

International Strategic Equities Portfolio	309,359	163,007	(a)	123,216		5,637	79,510	434,297	4,394	0

Small Cap Core Portfolio	24,953	160		0		0	10,756	35,869	160	0

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	41,032	947		0		0	10,506	52,485	947	0

AB International Portfolio	176,692	1,116		158,612	(a)	0	(19,196)	0	1,116	0

Total						$5,637	$126,669	$1,025,221	$12,566	$0

(a)	Includes $158,612,012 of purchases / sales resulting from the merger of the International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
								DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)		SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$108,532	$603,476		$221,962	$0	$0	$490,046	$16	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	246,060	9,337		0	0	48,564	303,961	9,336	0

Bernstein Fund, Inc.: International Small Cap Portfolio	187,691	2,455		0	0	42,246	232,392	2,455	0

International Strategic Equities Portfolio	642,544	330,144	(a)	258,978	12,595	172,136	898,441	9,127	0

Small Cap Core Portfolio	49,560	318		0	0	21,363	71,241	318	0

130	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
								DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)		REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	$85,527	$1,973	$0		$0	$21,900	$109,400	$1,974	$0

AB Tax-Managed International Portfolio	366,453	3,252	321,016	(a)	0	(48,689)	0	3,252	0

Total					$12,595	$257,520	$2,105,481	$26,478	$0

(a)

Includes $ 321,016,479 of purchases / sales resulting from the merger of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$41,075	$457,328	$290,348	$0	$0	$208,055	$11	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	38,200	1,450	0	0	7,539	47,189	1,449	0

Total				$0	$7,539	$255,244	$1,460	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$14,382	$248,326	$244,900	$17,808	$7

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$9,214	$78,785	$86,882	$1,117	$1

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$7,125	$53,970	$45,555	$15,540	$1

2021 Semi-Annual Report	131

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$195,579,356	$0	$558,849,046	$0

Tax-Aware Overlay A	405,464,551	0	1,100,678,090	0

Overlay B	242,337,256	291,902,391	310,180,579	354,517,875

Tax-Aware Overlay B	168,815,346	0	176,558,244	30,000

Tax-Aware Overlay C	48,865,123	0	57,977,512	4,097,520

Tax-Aware Overlay N	29,511,364	0	43,743,298	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)

Overlay A	$513,435,120	$(38,482,624)	$474,952,496

Tax-Aware Overlay A	1,178,341,057	(76,585,075)	1,101,755,982

Overlay B	57,613,290	(31,191,773)	26,421,517

Tax-Aware Overlay B	233,039,006	(14,127,518)	218,911,488

Tax-Aware Overlay C	68,021,434	(4,634,434)	63,387,000

Tax-Aware Overlay N	50,172,088	(3,352,041)	46,820,047

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

132	Sanford C. Bernstein Fund, Inc.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2021, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2021, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into

2021 Semi-Annual Report	133

Notes to Financial Statements (continued)

the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2021, the Portfolios held purchased options for hedging and non-hedging purposes. During the six months ended March 31, 2021, the Portfolios held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2021, the Overlay B Portfolio held purchased swaptions for hedging and non-hedging purposes. During the six months ended March 31, 2021, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

134	Sanford C. Bernstein Fund, Inc.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2021, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2021, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

2021 Semi-Annual Report	135

Notes to Financial Statements (continued)

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2021, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2021, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2021, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$257,372	*	Receivable/Payable for variation margin on futures	$14,088,931	*

Equity contracts	Receivable/Payable for variation margin on futures	12,367,930	*	Receivable/Payable for variation margin on futures	816,743	*

136	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$10,687,041	Unrealized depreciation on forward currency exchange contracts	$8,489,687

Equity contracts	Investments in securities, at value	20,104,614

Equity contracts			Unrealized depreciation on total return swaps	106,054

Total		$43,416,957		$23,501,415

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(27,782,824)	$(14,349,626)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	11,116,215	6,701,676

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,963,673	(383,602)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,190,489)	(11,949,609)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,454,286	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	627,337	(106,054)

Total		$(7,811,802)	$(20,087,215)

2021 Semi-Annual Report	137

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$30,465,917	*

Equity contracts	Receivable/Payable for variation margin on futures	$25,603,660	*	Receivable/Payable for variation margin on futures	1,325,806	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	21,927,958		Unrealized depreciation on forward currency exchange contracts	17,300,459

Equity contracts	Investments in securities, at value	41,389,715

Equity contracts				Unrealized depreciation on total return swaps	218,333

Total		$88,921,333			$49,310,515

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(57,730,372)	$(27,907,437)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	8,600,751	14,482,517

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	12,066,958	(583,128)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,411,277)	(24,513,838)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	6,912,884	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,270,117	(218,333)

Total		$(31,290,939)	$(38,740,219)

138	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,527,724	*	Receivable/Payable for variation margin on futures	$3,008,549	*

Equity contracts	Receivable/Payable for variation margin on futures	7,742,789	*	Receivable/Payable for variation margin on futures	1,153,950	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	393,909	*	Receivable/Payable for variation margin on centrally cleared swaps	96,220	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,987,275	*	Receivable/Payable for variation margin on centrally cleared swaps	3,075,416	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	8,124,527		Unrealized depreciation on forward currency exchange contracts	6,364,057

Equity contracts	Investments in securities, at value	4,784,301

Credit contracts	Market value on credit default swaps	1,529,372		Market value on credit default swaps	3,314,637

Credit contracts				Unrealized depreciation on total return swaps	112,319

Equity contracts	Unrealized appreciation on total return swaps	46,036

Total		$28,135,933			$17,125,148

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$717,018	$(1,389,311)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	72,312,544	9,605,542

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,268,200)	1,438,538

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	83,805	(4,171)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	195,871	(2,840,598)

2021 Semi-Annual Report	139

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,476,584	$(185,830)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	271,182	(178,520)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	924,467	56,738

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,571,455)	2,889,074

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,435,216)	1,859,215

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	378,575	46,036

Total		$67,085,175	$11,296,713

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$2,893,537	*

Equity contracts	Receivable/Payable for variation margin on futures	$4,324,565	*	Receivable/Payable for variation margin on futures	1,165,132	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,079,843	*	Receivable/Payable for variation margin on centrally cleared swaps	63,560	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,398,514		Unrealized depreciation on forward currency exchange contracts	2,847,943

Equity contracts	Investments in securities, at value	6,709,720

Interest rate contracts	Unrealized appreciation on inflation swaps	4,509,631		Unrealized depreciation on inflation swaps	1,835,574

Interest rate contracts	Unrealized appreciation on interest rate swaps	64,618

Credit contracts				Market value on credit default swaps	1,081,586

Equity contracts				Unrealized depreciation on total return swaps	18,347

Total		$26,086,891			$9,905,679

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

140	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,909,066)	$(2,556,538)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	42,702,892	3,624,910

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,841,433	(262,747)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	274,761	(3,976,140)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,223,226	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	519,873	13,113,047

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	65,347	252,662

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	299,798	(18,347)

Total		$45,018,264	$10,176,847

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$876,560	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,296,234	*	Receivable/Payable for variation margin on futures	350,391	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,522,679	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,026,607		Unrealized depreciation on forward currency exchange contracts	852,231

Equity contracts	Investments in securities, at value	2,020,527

2021 Semi-Annual Report	141

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Unrealized appreciation on inflation swaps	$1,401,655	Unrealized depreciation on inflation swaps	$449,789

Interest rate contracts	Unrealized appreciation on interest rate swaps	19,769

Credit contracts			Market value on credit default swaps	391,955

Equity contracts			Unrealized depreciation on total return swaps	5,715

Total		$8,287,471		$2,926,641

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,812,153)	$(772,119)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	12,570,764	1,588,602

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,847,970	(79,210)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	82,492	(1,197,572)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	389,433	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	158,532	3,637,395

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	23,633	91,610

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	72,650	(5,715)

Total		$13,333,321	$3,262,991

142	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$641,673	*

Equity contracts	Receivable/Payable for variation margin on futures	$966,240	*	Receivable/Payable for variation margin on futures	262,757	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,156,711	*	Receivable/Payable for variation margin on centrally cleared swaps	29,465	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	766,885		Unrealized depreciation on forward currency exchange contracts	641,991

Equity contracts	Investments in securities, at value	1,504,138

Interest rate contracts	Unrealized appreciation on inflation swaps	1,085,792		Unrealized depreciation on inflation swaps	331,879

Interest rate contracts	Unrealized appreciation on interest rate swaps	14,716

Credit contracts				Market value on credit default swaps	316,529

Equity contracts				Unrealized depreciation on total return swaps	4,211

Total		$5,494,482			$2,228,505

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,316,019)	$(565,103)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	8,947,444	719,898

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,225,769	(59,199)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	61,512	(896,369)

2021 Semi-Annual Report	143

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$270,320	$0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	538,538	2,481,256

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	19,085	73,982

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	57,196	(4,211)

Total		$9,803,845	$1,750,254

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2021:

OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,392,176,360

Average notional amount of sale contracts	$227,597,173

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$389,362,225

Average principal amount of sale contracts	$414,910,134

Purchased Options:

Average notional amount	$520,162,185	(a)

Written Options:

Average notional amount	$411,800,000

Total Return Swaps:

Average notional amount	$24,657,664	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

TAX-AWARE OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$2,628,528,110

Average notional amount of sale contracts	$414,189,853

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$789,114,401

Average principal amount of sale contracts	$849,556,918

Purchased Options:

Average notional amount	$1,067,396,033	(a)

144	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO

Written Options:

Average notional amount	$827,150,000

Total Return Swaps:

Average notional amount	$50,387,186	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$690,378,673

Average notional amount of sale contracts	$195,665,136

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$307,431,574

Average principal amount of sale contracts	$427,359,764

Purchased Options:

Average notional amount	$168,736,921	(a)

Purchased Swaptions:

Average notional amount	$5,530,000	(b)

Written Options:

Average notional amount	$69,786,830	(a)

Written Swaptions:

Average notional amount	$46,832,736	(a)

Interest Rate Swaps:

Average notional amount	$5,634,848	(c)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$216,480,168

Centrally Cleared Inflation Swaps:

Average notional amount	$96,300,000

Credit Default Swaps:

Average notional amount of buy contracts	$15,291,429

Average notional amount of sale contracts	$18,032,429

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$99,379,581

Average notional amount of sale contracts	$5,332,034

Total Return Swaps:

Average notional amount	$12,534,439

(a)	Positions were open for two months during the period.

(b)	Positions were open for less than one month during the period.

(c)	Positions were open for five months during the period.

2021 Semi-Annual Report	145

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$458,086,372

Average notional amount of sale contracts	$40,520,543

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$177,922,682

Average principal amount of sale contracts	$127,249,642

Purchased Options:

Average notional amount	$236,476,194	(a)

Written Options:

Average notional amount	$145,550,000	(b)

Interest Rate Swaps:

Average notional amount	$24,940,000

Inflation Swaps:

Average notional amount	$273,843,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$121,489,286

Centrally Cleared Inflation Swaps:

Average notional amount	$50,965,714

Credit Default Swaps:

Average notional amount of sale contracts	$4,015,000

Total Return Swaps:

Average notional amount	$6,402,028	(a)

(a)	Positions were open for two months during the period.

(b)	Positions were open for less than one month during the period.

TAX-AWARE OVERLAY C PORTFOLIO

Futures:

Average notional amount of buy contracts	$135,933,231

Average notional amount of sale contracts	$10,634,121

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$55,738,036

Average principal amount of sale contracts	$39,589,260

Purchased Options:

Average notional amount	$71,118,927	(a)

Written Options:

Average notional amount	$46,150,000

Interest Rate Swaps:

Average notional amount	$7,630,000

Inflation Swaps:

Average notional amount	$79,864,571

146	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO
Centrally Cleared Interest Rate Swaps:

Average notional amount	$35,978,571

Centrally Cleared Inflation Swaps:

Average notional amount	$15,735,714

Credit Default Swaps:

Average notional amount of sale contracts	$1,455,000

Total Return Swaps:

Average notional amount	$1,741,395	(a)

(a)	Positions were open for two months during the period.

TAX-AWARE OVERLAY N PORTFOLIO

Futures:

Average notional amount of buy contracts	$99,965,528

Average notional amount of sale contracts	$9,390,112

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$39,857,513

Average principal amount of sale contracts	$28,601,118

Purchased Options:

Average notional amount	$53,115,721	(a)

Written Options:

Average notional amount	$31,950,000	(b)

Interest Rate Swaps:

Average notional amount	$5,680,000

Inflation Swaps:

Average notional amount	$58,447,857

Centrally Cleared Interest Rate Swaps:

Average notional amount	$17,124,286

Centrally Cleared Inflation Swaps:

Average notional amount	$11,272,857

Credit Default Swaps:

Average notional amount of sale contracts	$1,175,000

Total Return Swaps:

Average notional amount	$1,335,816	(a)

(a)	Positions were open for two months during the period.

(b)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

2021 Semi-Annual Report	147

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$79,210	$0	$0	$0	$79,210

BNP Paribas SA	1,256,780	(4,938)	0	0	1,251,842

Citibank, NA	2,199,405	0	0	0	2,199,405

Deutsche Bank AG	57,049	0	0	0	57,049

Goldman Sachs Bank USA	2,784,692	(73,720)	(2,610,000)	0	100,972

JPMorgan Chase Bank, NA	4,740,969	(4,740,969)	0	0	0

Natwest Markets PLC	501,901	(91,440)	0	0	410,461

State Street Bank & Trust Co.	72,388	(72,388)	0	0	0

UBS AG	19,099,261	(67,311)	(19,031,950)	0	0

Total	$30,791,655	$(5,050,766)	$(21,641,950)	$0	$4,098,939	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$911,499	$0	$0	$0	$911,499

BNP Paribas SA	4,938	(4,938)	0	0	0

Goldman Sachs Bank USA	73,720	(73,720)	0	0	0

JPMorgan Chase Bank, NA	5,189,311	(4,740,969)	0	0	448,342

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	773,163	0	0	0	773,163

Natwest Markets PLC	91,440	(91,440)	0	0	0

State Street Bank & Trust Co.	1,484,359	(72,388)	0	0	1,411,971

UBS AG	67,311	(67,311)	0	0	0

Total	$8,595,741	$(5,050,766)	$0	$0	$3,544,975	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$152,989	$0	$0	$0	$152,989

BNP Paribas SA	2,559,625	(10,179)	0	0	2,549,446

Citibank, NA	4,518,307	0	0	0	4,518,307

Deutsche Bank AG	107,802	0	0	0	107,802

Goldman Sachs Bank USA	5,757,001	(146,045)	(5,410,000)	0	200,956

JPMorgan Chase Bank, NA	9,717,929	(9,717,929)	0	0	0

Natwest Markets PLC	1,024,160	(186,224)	0	0	837,936

State Street Bank & Trust Co.	158,106	(158,106)	0	0	0

UBS AG	39,321,754	(136,109)	(39,185,645)	0	0

Total	$63,317,673	$(10,354,592)	$(44,595,645)	$0	$8,367,436	^

148	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,863,237	$0	$0	$0	$1,863,237

BNP Paribas SA	10,179	(10,179)	0	0	0

Goldman Sachs Bank USA	146,045	(146,045)	0	0	0

JPMorgan Chase Bank, NA	10,601,246	(9,717,929)	0	0	883,317

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,603,033	0	(270,000)	0	1,333,033

Natwest Markets PLC	186,224	(186,224)	0	0	0

Standard Chartered Bank	1,724,007	0	0	0	1,724,007

State Street Bank & Trust Co.	1,248,712	(158,106)	0	0	1,090,606

UBS AG	136,109	(136,109)	0	0	0

Total	$17,518,792	$(10,354,592)	$(270,000)	$0	$6,894,200	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$30,039	$(30,039)	$0	$0	$0

Barclays Bank PLC	91,858	(91,858)	0	0	0

BNP Paribas SA	1,901,711	(659,063)	0	0	1,242,648

Citibank, NA/Citigroup Global Markets, Inc.	4,006,605	(317,595)	(1,874,000)	0	1,815,010

Credit Suisse International	25,704	(25,704)	0	0	0

Deutsche Bank AG	82,267	(82,267)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	163,252	(163,252)	0	0	0

HSBC Bank USA	783	(783)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,272,277	(1,272,277)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,000,213	(246,054)	0	0	754,159

Natwest Markets PLC	119,795	(16,700)	0	0	103,095

Standard Chartered Bank	87,346	(87,346)	0	0	0

State Street Bank & Trust Co.	766,106	(490,726)	0	0	275,380

UBS AG	4,936,280	(740,632)	(4,195,648)	0	0

Total	$14,484,236	$(4,224,296)	$(6,069,648)	$0	$4,190,292	^

2021 Semi-Annual Report	149

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$39,431	$(30,039)	$0	$0	$9,392

Barclays Bank PLC	243,849	(91,858)	0	(102,237)	49,754

BNP Paribas SA	659,063	(659,063)	0	0	0

Brown Brothers Harriman & Co.	217,266	0	0	0	217,266

Citibank, NA/Citigroup Global Markets, Inc.	317,595	(317,595)	0	0	0

Credit Suisse International	163,515	(25,704)	(137,811)	0	0

Deutsche Bank AG	828,144	(82,267)	0	(745,877)	0

Goldman Sachs Bank USA/Goldman Sachs International	960,159	(163,252)	0	(796,907)	0

HSBC Bank USA	767,101	(783)	0	(278,300)	488,018

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,740,415	(1,272,277)	0	(894,147)	573,991

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	246,054	(246,054)	0	0	0

Natwest Markets PLC	16,700	(16,700)	0	0	0

Standard Chartered Bank	1,360,363	(87,346)	0	0	1,273,017

State Street Bank & Trust Co.	490,726	(490,726)	0	0	0

UBS AG	740,632	(740,632)	0	0	0

Total	$9,791,013	$(4,224,296)	$(137,811)	$(2,817,468)	$2,611,438	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$23,474	$0	$0	$0	$23,474

Barclays Bank PLC	475,466	(475,466)	0	0	0

BNP Paribas SA	427,482	(1,622)	0	0	425,860

Citibank, NA/Citigroup Global Markets, Inc.	1,626,101	(1,198,895)	0	0	427,206

Deutsche Bank AG	348,892	0	(270,000)	0	78,892

Goldman Sachs Bank USA/Goldman Sachs International	778,670	(232,492)	(546,178)	0	0

JPMorgan Chase Bank, NA	3,667,088	(1,725,330)	(1,941,758)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	747,061	(238,298)	(508,763)	0	0

Natwest Markets PLC	174,652	(24,938)	0	0	149,714

State Street Bank & Trust Co.	38,995	(38,995)	0	0	0

UBS AG	6,374,602	(26,773)	(6,347,829)	0	0

Total	$14,682,483	$(3,962,809)	$(9,614,528)	$0	$1,105,146	^

150	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,325,888	$(475,466)	$(31,475)	$(593,327)	$225,620

BNP Paribas SA	1,622	(1,622)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	1,198,895	(1,198,895)	0	0	0

Credit Suisse International	460,888	0	(460,888)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	232,492	(232,492)	0	0	0

JPMorgan Chase Bank, NA	1,725,330	(1,725,330)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	238,298	(238,298)	0	0	0

Natwest Markets PLC	24,938	(24,938)	0	0	0

State Street Bank & Trust Co.	548,326	(38,995)	0	0	509,331

UBS AG	26,773	(26,773)	0	0	0

Total	$5,783,450	$(3,962,809)	$(492,363)	$(593,327)	$734,951	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$6,975	$0	$0	$0	$6,975

Barclays Bank PLC	86,584	(86,584)	0	0	0

BNP Paribas SA	127,251	(485)	0	0	126,766

Citibank, NA/Citigroup Global Markets, Inc.	423,693	(228,404)	0	0	195,289

Deutsche Bank AG	144,222	0	0	0	144,222

Goldman Sachs Bank USA/Goldman Sachs International	237,653	0	0	0	237,653

JPMorgan Chase Bank, NA	947,256	(509,098)	(438,158)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	436,151	(74,304)	(260,000)	0	101,847

Natwest Markets PLC	51,899	(7,317)	0	0	44,582

State Street Bank & Trust Co.	87,387	(87,387)	0	0	0

UBS AG	1,919,487	(8,229)	(1,911,258)	0	0

Total	$4,468,558	$(1,001,808)	$(2,609,416)	$0	$857,334	^

2021 Semi-Annual Report	151

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$264,489	$(86,584)	$0	$(177,905)	$0

BNP Paribas SA	485	(485)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	228,404	(228,404)	0	0	0

Credit Suisse International	246,748	0	0	(245,805)	943

Goldman Sachs Bank USA/Goldman Sachs International	102,103	0	0	0	102,103

JPMorgan Chase Bank, NA	509,098	(509,098)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	74,304	(74,304)	0	0	0

Natwest Markets PLC	7,317	(7,317)	0	0	0

Standard Chartered Bank	149,053	0	0	0	149,053

State Street Bank & Trust Co.	109,460	(87,387)	0	0	22,073

UBS AG	8,229	(8,229)	0	0	0

Total	$1,699,690	$(1,001,808)	$0	$(423,710)	$274,172	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$5,461	$0	$0	$0	$5,461

Barclays Bank PLC	69,761	(69,761)	0	0	0

BNP Paribas SA	96,554	(365)	0	0	96,189

Citibank, NA/Citigroup Global Markets, Inc.	314,593	(144,775)	0	0	169,818

Deutsche Bank AG	139,557	0	0	0	139,557

Goldman Sachs Bank USA/Goldman Sachs International	174,592	(82,437)	0	0	92,155

JPMorgan Chase Bank, NA	772,843	(381,828)	(300,000)	0	91,015

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	182,670	(53,171)	0	0	129,499

Natwest Markets PLC	38,904	(4,992)	0	0	33,912

State Street Bank & Trust Co.	148,238	(12,780)	0	0	135,458

UBS AG	1,428,358	(5,913)	(1,422,445)	0	0

Total	$3,371,531	$(756,022)	$(1,722,445)	$0	$893,064	^

152	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$289,978	$(69,761)	$0	$(220,217)	$0

BNP Paribas SA	365	(365)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	144,775	(144,775)	0	0	0

Credit Suisse International	199,339	0	0	(199,339)	0

Goldman Sachs Bank USA/Goldman Sachs International	82,437	(82,437)	0	0	0

JPMorgan Chase Bank, NA	381,828	(381,828)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	53,171	(53,171)	0	0	0

Natwest Markets PLC	4,992	(4,992)	0	0	0

Standard Chartered Bank	119,032	0	0	0	119,032

State Street Bank & Trust Co.	12,780	(12,780)	0	0	0

UBS AG	5,913	(5,913)	0	0	0

Total	$1,294,610	$(756,022)	$0	$(419,556)	$119,032	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

2021 Semi-Annual Report	153

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

PORTFOLIO	2020	2019
Overlay A

Distributions paid from:

Ordinary income	$22,505,099	$21,093,519

Long-term capital gains	4,970,026	45,307,130

Total distributions paid	$27,475,125	$66,400,649

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$53,912,765	$43,993,489

Long-term capital gains	1,141,193	49,726,586

Total distributions paid	$55,053,958	$93,720,075

Overlay B

Distributions paid from:

Ordinary income	$41,357,860	$45,406,425

Long-term capital gains	0	512,267

Total distributions paid	$41,357,860	$45,918,692

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$7,744,728	$24,847,095

Long-term capital gains	0	2,592,439

Total taxable distributions	7,744,728	27,439,534

Tax exempt distributions	19,963,141	26,971,666

Total distributions paid	$27,707,869	$54,411,200

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$2,444,068	$6,624,803

Long-term capital gains	0	2,822,085

Total taxable distributions	2,444,068	9,446,888

Tax exempt distributions	5,643,683	6,629,473

Total distributions paid	$8,087,751	$16,076,361

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$2,247,485	$5,555,885

Long-term capital gains	0	1,438,981

Total taxable distributions	2,247,485	6,994,866

Tax exempt distributions	4,333,320	5,474,752

Total distributions paid	$6,580,805	$12,469,618

154	Sanford C. Bernstein Fund, Inc.

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$13,788,168	$0	$(17,113,741)	$313,810,795	$310,485,222

Tax-Aware Overlay A	6,392,252	0	(37,239,095)	794,355,494	763,508,651

Overlay B	25,508,692	5,134,169	(11,722,105)	47,669,274	66,590,030

Tax-Aware Overlay B	32,200,100	0	(63,985,171)	153,755,876	121,970,805

Tax-Aware Overlay C	9,571,200	0	(28,104,427)	53,570,517	35,037,290

Tax-Aware Overlay N	6,640,395	0	(18,502,874)	33,221,301	21,358,822

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$23,306,046

Tax-Aware Overlay C	6,468,256

Tax-Aware Overlay N	4,857,867

(b)

As of September 30, 2020 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2020 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $2,164,703, $3,619,914, $11,722,105, $57,375,036, $20,614,390, and $11,576,569 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, the accrual of foreign capital gains tax and the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Overlay A	$14,949,038	$0

Tax-Aware Overlay A	33,619,181	0

Tax-Aware Overlay B	6,610,135	0

Tax-Aware Overlay C	7,490,037	0

Tax-Aware Overlay N	6,448,071	479,234

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in

2021 Semi-Annual Report	155

Notes to Financial Statements (continued)

response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invests.

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct

156	Sanford C. Bernstein Fund, Inc.

investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely

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Notes to Financial Statements (continued)

to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Portfolios. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e.,

158	Sanford C. Bernstein Fund, Inc.

the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to

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Notes to Financial Statements (continued)

those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

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Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2021, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	3,910,319	9,674,012	$55,643,064	$119,729,191

Shares issued on reinvestment of dividends and distributions	859,674	1,383,148	12,087,010	18,658,662

Shares redeemed	(12,647,761)	(23,440,896)	(177,806,582)	(292,755,966)

Net decrease	(7,877,768)	(12,383,736)	$(110,076,508)	$(154,368,113)

Class 2 Shares

Shares sold	2,206,218	4,501,945	$31,873,126	$57,314,237

Shares issued on reinvestment of dividends and distributions	212,069	336,348	2,983,822	4,540,703

Shares redeemed	(5,501,345)	(6,014,690)	(77,956,384)	(76,543,765)

Net decrease	(3,083,058)	(1,176,397)	$(43,099,436)	$(14,688,825)

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Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

Class 1 Shares

Shares sold	5,282,840	13,259,385	$80,092,319	$174,460,497

Shares issued on reinvestment of dividends and distributions	1,373,309	2,217,627	20,517,230	31,645,542

Shares redeemed	(15,220,368)	(44,851,390)	(227,465,826)	(585,524,292)

Net decrease	(8,564,219)	(29,374,378)	$(126,856,277)	$(379,418,253)

Class 2 Shares

Shares sold	1,906,955	4,715,526	$29,127,611	$62,156,033

Shares issued on reinvestment of dividends and distributions	450,318	784,938	6,732,259	11,216,754

Shares redeemed	(4,986,723)	(18,952,303)	(74,519,373)	(249,019,283)

Net decrease	(2,629,450)	(13,451,839)	$(38,659,503)	$(175,646,496)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	4,028,592	10,330,776	$45,787,073	$109,177,108

Shares issued on reinvestment of dividends and distributions	1,996,152	2,409,907	22,576,479	25,954,700

Shares redeemed	(8,269,159)	(16,004,959)	(94,045,126)	(168,880,381)

Net decrease	(2,244,415)	(3,264,276)	$(25,681,574)	$(33,748,573)

Class 2 Shares

Shares sold	2,134,211	3,292,713	$24,469,823	$35,567,153

Shares issued on reinvestment of dividends and distributions	412,613	624,660	4,674,906	6,746,323

Shares redeemed	(3,476,443)	(5,305,376)	(39,523,162)	(56,623,195)

Net decrease	(929,619)	(1,388,003)	$(10,378,433)	$(14,309,719)

162	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	3,663,572	10,681,471	$43,054,789	$116,429,580

Shares issued on reinvestment of dividends and distributions	1,732,503	1,265,015	20,200,980	14,180,821

Shares redeemed	(7,298,814)	(22,327,779)	(85,691,911)	(241,712,461)

Net decrease	(1,902,739)	(10,381,293)	$(22,436,142)	$(111,102,060)

Class 2 Shares

Shares sold	1,688,248	4,282,458	$19,970,372	$47,242,006

Shares issued on reinvestment of dividends and distributions	793,587	616,413	9,269,101	6,916,149

Shares redeemed	(5,138,093)	(12,746,387)	(60,864,694)	(136,961,799)

Net decrease	(2,656,258)	(7,847,516)	$(31,625,221)	$(82,803,644)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	966,277	2,855,197	$11,293,348	$30,972,528

Shares issued on reinvestment of dividends and distributions	443,699	344,619	5,160,211	3,873,519

Shares redeemed	(2,554,194)	(7,247,190)	(29,769,124)	(78,693,920)

Net decrease	(1,144,218)	(4,047,374)	$(13,315,565)	$(43,847,873)

Class 2 Shares

Shares sold	85,858	2,112,043	$1,006,592	$22,544,830

Shares issued on reinvestment of dividends and distributions	260,481	210,696	3,032,003	2,370,324

Shares redeemed	(1,502,134)	(3,737,794)	(17,581,914)	(40,497,547)

Net decrease	(1,155,795)	(1,415,055)	$(13,543,319)	$(15,582,393)

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Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	528,024	2,133,996	$6,093,154	$22,688,560

Shares issued on reinvestment of dividends and distributions	443,500	362,597	5,086,947	4,032,078

Shares redeemed	(2,302,826)	(5,428,887)	(26,423,185)	(57,916,974)

Net decrease	(1,331,302)	(2,932,294)	$(15,243,084)	$(31,196,336)

Class 2 Shares

Shares sold	319,197	621,765	$3,717,333	$6,655,978

Shares issued on reinvestment of dividends and distributions	97,786	101,716	1,122,583	1,132,094

Shares redeemed	(709,434)	(1,947,578)	(8,248,255)	(20,552,751)

Net decrease	(292,451)	(1,224,097)	$(3,408,339)	$(12,764,679)

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

164	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*,^

Chair

Beata D. Kirr

President

R. Jay Gerken*,^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy, and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2021 Semi-Annual Report	165

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

166	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

1 The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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Board Consideration of Investment Management Arrangement (continued)

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working

168	Sanford C. Bernstein Fund, Inc.

from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of

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Board Consideration of Investment Management Arrangement (continued)

the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

170	Sanford C. Bernstein Fund, Inc.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

2021 Semi-Annual Report	171

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0321

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 27, 2021